Exhibit 10.2

PURCHASE AGREEMENT
by and among
A&S SERVICES GROUP, LLC
A&S REAL ESTATE HOLDINGS, LLC
HUNT VALLEY EQUIPMENT CO., LLC
BUCKLER LOGISTICS, INC.
BUCKLER TRANSPORT, INC.
J. DAVID BUCKLER, INC.
BUCKLER DISTRIBUTION CENTER, L.P.

as the Companies,
CELADON TRUCKING SERVICES, INC.
as Seller,
CELADON GROUP, INC.
as Parent,
and
MF HOLDINGS, INC.
as Buyer
Dated as of April 1, 2019

TABLE OF CONTENTS

ARTICLE 1 PURCHASE AND SALE		1

1.01	Purchase and Sale of the Equity Interests	1
1.02	Calculation of Estimated and Final Aggregate Closing Consideration	2
1.03	The Closing	5
1.04	Closing Deliveries by the Companies and Seller	5
1.05	Closing Deliveries by Buyer	7

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SELLER		8

2.01	Organization; Power and Authority	8
2.02	Enforceability	8
2.03	Authorization; No Conflicts; Litigation	8
2.04	Title; Capitalization	9
2.05	Brokerage and Expenses	10
2.06	Indebtedness	10
2.07	Subsidiaries	10
2.08	Financial Statements; Undisclosed Liabilities	10
2.09	Accounts Receivable	12
2.10	Absence of Certain Developments	12
2.11	Real Properties	14
2.12	Taxes	16
2.13	Contracts and Commitments	18
2.14	Intellectual Property	22
2.15	Litigation	24
2.16	Employee Benefit Plans	24
2.17	Insurance	27
2.18	Compliance with Laws	27
2.19	Environmental Matters	28
2.20	Affiliated Transactions	29
2.21	Sufficiency, Title, and Condition of Assets	29
2.22	Labor and Employment Matters	30
2.23	Owner-Operators	32
2.24	Permits; Safety	33
2.25	Bank Accounts; Powers of Attorney; Investments; Derivatives	34
2.26	Loans to Officers, Managers, Partners, and Directors	34
2.27	Bribery of Public Officials and Witnesses; Foreign Corrupt Practices Act	34
2.28	Customers	35
2.29	Disclosure	35

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER		35

3.01	Good Standing	35
3.02	Power and Authority; Authorization	35
3.03	Enforceability	36
3.04	No Conflicts	36
3.05	Litigation	36
3.06	Brokerage	36
3.07	Investment Representation	36

i

ARTICLE 4 ADDITIONAL AGREEMENTS		37

4.01	Tax Matters	37
4.02	Further Assurances	40
4.03	Release	40
4.04	Restrictive Covenants	42
4.05	Non-Use of Certain Names	43
4.06	R&W Policy	44
4.07	Access to Books and Records	44
4.08	Risk Retention Group	44

ARTICLE 5 Indemnification		45

5.01	Survival	45
5.02	Indemnification	45
5.03	Escrow	47
5.04	Expiration of Claims	48
5.05	Procedures Relating to Indemnification	48
5.06	Determination of Loss Amount	50
5.07	Resolution of Objections to Claims	50
5.08	Sole and Exclusive Remedy	51

ARTICLE 6 DEFINITIONS		51

6.01	Definitions	51
6.02	Other Definitional Matters	63

ARTICLE 7 MISCELLANEOUS		63

7.01	Press Releases and Announcements	63
7.02	Expenses	64
7.03	Notices	64
7.04	Assignment	65
7.05	Severability	65
7.06	Construction and Disclosure	65
7.07	Captions	66
7.08	Amendment and Waiver	66
7.09	Complete Agreement	66
7.10	Counterparts	66
7.11	Governing Law	66
7.12	JURISDICTION; VENUE; SERVICE OF PROCESS	66
7.13	WAIVER OF JURY TRIAL	67
7.14	No Third Party Beneficiaries	67
7.15	Payments Under Agreement	67
7.16	Electronic Delivery	67

Exhibits
Exhibit A          –           Transferred Equipment and Assets
Exhibit B          –           Form of Escrow Agreement
Exhibit C          –           Form of New Lease
Exhibit D          –           Form of Transition Services Agreement
Exhibit E          –           Disregarded Entity Allocation
Exhibit F          –           Form of Rolling Stock Lease

Schedule	Description

1.04(f)	Payoff Letters
1.04(g)	Resignation Letters
1.04(m)	Amended, Assigned, Released, and Terminated Contracts
2.01(b)	Due Authority
2.03(b)	Noncontravention
2.04(a)	Title to Shares
2.04(b)	Capitalization
2.05	Brokerage and Expenses
2.06	Indebtedness
2.07	Subsidiaries
2.08(a)(i)	Financial Statements
2.08(a)(ii)	Carve Out Financial Statements
2.08(a)(iii)	Exceptions GAAP
2.08(a)(iv)	Carve Out Adjustments to the Financial Statements (Carve-Out Statements)
2.08(b)	Exceptions Financial Statements
2.09	Accounts Receivable
2.10	Absence of Certain Developments
2.11(a)	Owned Real Property
2.11(b)	Leased Real Property
2.11(c)	Exceptions Owned Real Property and Leased Real Property
2.11(d)	Related-Party Real Property
2.11(e)	Retained Real Property
2.12(a)	Taxes
2.12(b)	Exceptions Taxes
2.13(a)	Contracts and Commitments
2.13(c)	Carrier Selection Guidelines
2.13(d)	Broker and Freight Forwarder Authority
2.13(f)	Service Warranties
2.14(a)	Registered Intellectual Property
2.14(b)	Intellectual Property Agreements
2.14(c)	Exceptions Intellectual Property
2.14(d)	Exceptions Rights to Intellectual Property
2.14(g)	Exceptions Software
2.14(h)	Exceptions Technology
2.15(a)	Pending/Threatened Litigation
2.15(c)	Judgments and Settlements
2.16(a)	Employee Benefit Plans
2.16(d)	Exceptions Employee Benefit Plans and Benefit Programs or Agreements
2.16(e)	Contributions
2.16(g)	Restrictions Employee Benefit Plans and Benefit Programs or Agreements
2.17	Insurance
2.18	Compliance with Laws
2.19	Environmental Matters
2.20	Affiliated Transactions
2.21(b)	Liens and Damage to Rolling Stock
2.21(c)	Lack of Possession or Control, Damage to, or Non-Conformance of Rolling Stock
2.21(d)	List of Rolling Stock
2.22(a)	Exceptions Labor and Employment Matters
2.22(b)	Exceptions Business Employee Matters

2.22(c)	Non-native Employees
2.23(a)	Exceptions Owner-Operators
2.23(d)	Owner-Operator Escrowed Funds
2.24	Permits
2.25	Bank Accounts
2.26	Loans to Officers and Directors
3.04	Buyer No Conflicts
4.08	TIS Claims
5.02(a)(v)	Matters Subject to Indemnification
6.01(qq)	Excluded Assets
6.01(yyy)	Net Working Capital and Net Debt Formula
v

PURCHASE AGREEMENT
This Purchase Agreement (this “Agreement”) is executed and delivered as of April 1, 2019, by and among (i) MF Holdings, Inc., a Maine corporation (“Buyer”); (ii) A&S Services Group, LLC, a Delaware limited liability company (“A&S Services”), A&S Real Estate Holdings, LLC, a Pennsylvania limited liability company (“A&S Real Estate Holdings”), Hunt Valley Equipment Co., LLC, a Delaware limited liability company (“Hunt Valley”), Buckler Logistics, Inc., a Pennsylvania corporation (“Buckler Logistics), Buckler Transport, Inc., a Pennsylvania corporation (“Buckler Transport”), J. David Buckler, Inc., a Pennsylvania corporation (“J. David Buckler”), Buckler Distribution Center, L.P., a Pennsylvania limited partnership (“Buckler Distribution,” and with A&S Services, A&S Real Estate Holdings, Hunt Valley, Buckler Logistics, Buckler Transport, and J. David Buckler, each, a “Company” and collectively, the “Companies”); (iii) Celadon Trucking Services, Inc., a New Jersey corporation (“Seller”), and (iv) Celadon Group, Inc., a Delaware corporation (“Parent”).  Capitalized terms used herein have the meanings set forth in Article 6 below or elsewhere in this Agreement.
WHEREAS, Seller owns 100% of all of the Companies’ outstanding equity interests (except only for the general partner interest in Buckler Distribution, which is owned by another of the Companies (the “Buckler GP Interest”));
WHEREAS, Parent owns 100% of the outstanding equity interests in Seller;
WHEREAS, subject to the terms and conditions in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer and convey to Buyer, all of the Companies’ outstanding equity interests other than the Buckler GP Interest (the “Equity Interests”) on the date hereof for the consideration described herein; and
WHEREAS, at or prior to the Closing, Seller has assigned or contributed to a Company, as applicable, all of Seller’s right, title, and interest in and to the equipment leases and underlying equipment and warehousing assets set forth on Exhibit A hereto (the “Transferred Equipment and Assets”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
PURCHASE AND SALE
1.01          Purchase and Sale of the Equity Interests.
(a)          Subject to the terms and conditions in this Agreement, Buyer shall purchase and acquire from Seller for the Aggregate Consideration, and Seller shall sell, assign, transfer and convey to Buyer, all of the Equity Interests, free and clear of all Liens other than transfer restrictions arising under federal and state securities laws and Liens created by, or otherwise arising as a result of any action of, Buyer.
(b)          In furtherance of the purchase and sale of the Equity Interests, at the Closing:

(i)	Buyer will:
(A)      make payment to Seller of an aggregate amount equal to the Estimated Aggregate Closing Consideration, as provided by Seller in accordance with Section 1.02(b), by wire transfer of immediately available funds to the accounts specified by Seller in writing prior to the Closing;
(B)      deposit $1,395,000 (the “Indemnity Escrow Amount”) by wire transfer of immediately available funds into an escrow account (the “Indemnity Escrow Account”) established pursuant to the escrow agreement attached hereto as Exhibit B (the “Escrow Agreement”) among Buyer, Seller, and the Escrow Agent;
(C)      deposit $1,070,000 (the “Net Working Capital Escrow Amount”) by wire transfer of immediately available funds into an escrow account (the “Net Working Capital Escrow Account”) established pursuant to the Escrow Agreement to be used, held, and disbursed solely pursuant to Section 1.02(h); and
(D)      pay, on behalf of the Companies, the Indebtedness, as reported by Seller in accordance with Section 1.02(b), by wire transfer of immediately available funds to the accounts designated by the holders of such Indebtedness in their respective Payoff Letters; provided, however, that all Transaction Expenses described in clauses (ii), (iii) and (iv) of the definition of such term shall be paid at the time provided in the Plan, Benefit Program or Agreement, or other agreement or arrangement establishing such Transaction Expenses.
(ii)	Seller will deliver, or cause to be delivered, to Buyer all of the Equity Interests.
1.02       Calculation of Estimated and Final Aggregate Closing Consideration.
(a)          For purposes of this Agreement, the “Aggregate Closing Consideration” means an amount equal to the result of:  (i) $139,500,000 (the “Purchase Price”), minus (ii) the Indemnity Escrow Amount, minus (iii) the Net Working Capital Escrow Amount, minus (iv) the actual amount of Indebtedness as of 11:59 p.m. Eastern time on the day prior to the Closing Date, plus (v) the amount, if any, by which actual Net Working Capital as of 11:59 p.m. Eastern time on the day prior to the Closing Date exceeds the Net Working Capital Surplus Threshold, or minus (vi) the amount, if any, by which actual Net Working Capital as of 11:59 p.m. Eastern time on the day prior to the Closing Date is less than the Net Working Capital Deficit Threshold, minus (vii) $1,053,000, minus (viii) $300,000, plus (ix) the actual amount of any Cash on Hand as of 11:59 p.m. Eastern time on the day prior to the Closing Date.  Notwithstanding the foregoing or anything in this Agreement to the contrary, when calculating the Aggregate Closing Consideration or the Aggregate Consideration, any Transaction Expenses shall be included in the outstanding amount of Indebtedness and not as current liabilities in Net Working Capital.
(b)          Five (5) Business Days prior to Closing, Seller delivered to Buyer in writing Seller’s estimate of the Aggregate Closing Consideration, which estimate Seller acknowledges was prepared by Seller in good faith based upon the books and records of Seller and the Companies (such amount, the “Estimated Aggregate Closing Consideration”), and shall include an estimate of:  (i) the total amount of each component item of Indebtedness (including each component item of Transaction Expenses) and total Indebtedness as of 11:59 p.m. Eastern time on the day prior to the Closing Date (together with the name of and wire transfer instructions for each payee thereof), (ii) the amount of estimated Net Working Capital as of 11:59 p.m. Eastern time on the day prior to the Closing Date, and (iii) the total estimated amount of Cash on Hand as of 11:59 p.m. Eastern time on the day prior to the Closing Date.

(c)          Within 90 days after the Closing Date, Buyer shall deliver to Seller a statement setting forth Buyer’s proposed calculation of the actual Aggregate Closing Consideration with a comparison to the Estimated Aggregate Closing Consideration, including Buyer’s calculation of each of the components thereof in sufficient detail to identify each item of difference between the Estimated Aggregate Closing Consideration and the Aggregate Closing Consideration, including details regarding each component item of Indebtedness (the “Closing Statement”).
(d)          Following receipt by Seller of Buyer’s proposed Closing Statement and until the Aggregate Closing Consideration is finally determined pursuant to this Section 1.02, Seller shall be permitted, upon reasonable advance written notice and during normal business hours, to review the Companies’ books and records and working papers related to Buyer’s draft of the proposed Closing Statement and determination of the Aggregate Closing Consideration, and Buyer shall provide Seller with reasonable access to the Companies’ senior management and books and records, to the extent reasonably necessary for such review.  The proposed Closing Statement delivered by Buyer shall become final and binding on the parties 30 days following Buyer’s delivery thereof to Seller unless Seller delivers written notice of its disagreement (“Notice of Disagreement”) to Buyer on or prior to such date.  Any Notice of Disagreement must identify with specificity each item in the proposed Closing Statement that Seller disagrees with and, for each disputed item, contain a statement describing in reasonable detail the basis of such objection and the amount in dispute.  If Seller delivers a timely Notice of Disagreement, then the Closing Statement shall become final and binding on the parties to this Agreement on the earlier of (i) the date Buyer and Seller resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement, and (ii) the date all matters in dispute are finally resolved in writing by the Independent Accountants.
(e)          During the 30 days following delivery of a Notice of Disagreement, Buyer and Seller shall seek in good faith to resolve in writing any differences that they may have with respect to the matters specified in the Notice of Disagreement.  At the end of such 30-day period, Buyer and Seller shall submit such dispute to the Independent Accountants for resolution of all matters which remain in dispute which were included in the Notice of Disagreement (and shall take all actions reasonably requested by the Independent Accountants in connection with such resolution, including submitting written claims to the Independent Accountants if so requested), and the Independent Accountants, acting as experts and not as arbitrators, shall make a final determination of the Aggregate Closing Consideration in accordance with the terms of this Agreement (with it being understood that Buyer and Seller will request that the Independent Accountants deliver to Buyer and Seller its resolution in writing not more than 30 days after its engagement).  The Independent Accountants shall make a determination only with respect to the matters still in dispute and, with respect to each such matter, their determination shall be within the range of the dispute between Buyer and Seller.  The Independent Accountants’ determination shall be based solely on written materials submitted by Buyer and Seller (i.e., not on independent review) and on the definitions of “Aggregate Closing Consideration,” “Indebtedness,” “Cash on Hand,” “Net Working Capital,” and “Transaction Expenses” (and related definitions) included herein and the provisions of this Agreement.

(f)          The costs and expenses of the Independent Accountants shall be allocated between Buyer and Seller based upon the percentage of the portion of the contested amount not awarded to Buyer or Seller as compared to the amount actually contested by such party.  For example, if Seller claims the Aggregate Closing Consideration is $1,000 greater than the amount claimed by Buyer, and Buyer contests only $500 of the amount claimed by Seller, and if the Independent Accountants ultimately resolve the dispute by awarding Seller $300 of the $500 contested, then the costs and expenses of the Independent Accountants will be allocated 60% (i.e., 300 ÷ 500) to Buyer and 40% (i.e., 200 ÷ 500) to Seller.
(g)          If the Aggregate Closing Consideration as finally determined pursuant to this Section 1.02 (the “Final Aggregate Closing Consideration”) is greater than the Estimated Aggregate Closing Consideration (the amount of such difference being the “Underpayment”), then, within three Business Days after the date on which the Final Aggregate Closing Consideration is determined, (i) Buyer shall pay to Seller, or cause the Companies to pay to Seller, by wire transfer of immediately available funds to the account specified in writing by Seller, an aggregate amount equal to the Underpayment, and (ii) Buyer and Seller shall submit joint written instructions to the Escrow Agent to cause the Escrow Agent to disburse, by wire transfer of immediately available funds, the Net Working Capital Escrow Amount to Seller.
(h)          If the Final Aggregate Closing Consideration is less than the Estimated Aggregate Closing Consideration (the amount of such difference being the “Overpayment”), then, within three Business Days after the date on which the Final Aggregate Closing Consideration is determined, Buyer and Seller shall submit joint written instructions to the Escrow Agent to cause the Escrow Agent to disburse, by wire transfer of immediately available funds from the Net Working Capital Escrow Account, as follows: (i) if the Overpayment equals or exceeds the Net Working Capital Escrow Amount, (x) the Escrow Agent shall disburse the Net Working Capital Escrow Amount to Buyer from the Net Working Capital Account, and (y) if applicable, Seller shall pay to Buyer, by wire transfer of immediately available funds, an amount equal to the excess of the Overpayment above the Net Working Capital Escrow Amount, and (ii) if the Overpayment is less than the Net Working Capital Escrow Amount, the Escrow Agent shall disburse (x) to Buyer, the amount of such Overpayment from the Net Working Capital Account and (y) immediately following disbursement of the amounts in the preceding clause (ii)(x), the balance of the Net Working Capital Escrow Account to Seller. All payments made from the Net Working Capital Escrow Account shall be treated by the parties as an adjustment to the proceeds received by Seller pursuant to Article 1 hereof.
(i)          All payments required pursuant to Sections 1.02(g) and 1.02(h) shall be deemed to be adjustments for Tax purposes to the aggregate purchase price paid by Buyer for the Equity Interests.
(j)          The provisions of this Section 1.02 shall apply in such a manner so as not to give the components and calculations duplicative effect to any item of adjustment and no amount shall be (or is intended to be) included in whole or in part (either as an increase or reduction) more than once in calculation of (including any component of) Aggregate Closing Consideration or any other calculated amount pursuant to this Agreement if the effect of such additional inclusion (either as an increase or reduction) would be to cause such amount to be overstated or understated for purposes of such calculation.

1.03        The Closing.  The closing of the purchase and sale of the Equity Interests (the “Closing”) shall occur by remote electronic and/or telephonic exchange and release of documents by the parties hereto, contemporaneously with the execution and delivery of this Agreement.  The date on which the Closing occurs is referred to herein as the “Closing Date.”  The Closing shall be effective as of 12:01 a.m. Eastern time on the Closing Date.
1.04        Closing Deliveries by the Companies and Seller.  Seller is delivering, or is causing the Companies to deliver, as the case may be, to Buyer the following documents, each of which shall be in form and substance satisfactory to Buyer, the delivery of which is a condition to the obligation of Buyer to consummate the Closing:
(a)          (i) A copy of the certificate of formation, articles of incorporation, or equivalent governing documents of the Companies and each of their Subsidiaries, certified by the Secretary of State of each entity’s respective state of incorporation or organization and dated not earlier than 10 days prior to the Closing Date; and (ii) a certificate of good standing of the each of the Companies and any of their Subsidiaries from the Secretary of State of (a) each entity’s respective state of incorporation or organization and (b) any other jurisdiction where each such entity is qualified to do business, in each case, dated not earlier than 10 days prior to the Closing Date;
(b)          A certificate of the secretary or assistant secretary of Seller, Parent, and each of the Companies certifying as to the following: (i) a copy of the operating agreement, bylaws, partnership agreement, or other applicable governing documents, of such entity and, for the Companies, each of such Company’s Subsidiaries, (ii) a copy of the resolutions of such entity’s members, managers, board of managers, directors, board of directors, stockholders, general partners, limited partners, or other applicable governing body, approving and authorizing the execution, delivery and performance of this Agreement and all other Transaction Documents to which such entity is a party and the consummation of the Transactions, (iii) that no action has been taken or is pending to dissolve such entity or, for the Companies, any of such Company’s Subsidiaries, and (iv) the incumbency and signatures of such entity’s (and, for the Companies, such Company’s Subsidiaries’, as applicable) officers who are authorized to execute and deliver the Transaction Documents to which such entities are a party;
(c)          Copies of all notice filings given to, and consents and approvals of, third parties and Governmental Authorities listed on Schedule 2.03(b);
(d)          All certificates, if any, representing the Equity Interests, free and clear of all Liens other than transfer restrictions arising under federal or state securities laws, accompanied by a duly executed assignment;
(e)          The Escrow Agreement, duly executed by the Escrow Agent and Seller;

(f)          Payoff letters from the lenders, service providers, or other entities set forth on Schedule 1.04(f) indicating that, upon payment of the amount specified in such letters (which in the aggregate shall cover all Indebtedness except for Transaction Expenses that are not to be paid at the Closing as provided in the proviso contained in Section 1.01(b)(i)(D)), (i) all Liens against the Equity Interests and the assets or property of the Companies and their Subsidiaries held by such Persons shall be released in full (and authorizing the Companies or their designee to file all termination statements with respect to such Liens), and (ii) all obligations of the Companies or any of their Subsidiaries (other than contractual contingent indemnity obligations in Contracts previously disclosed to Buyer) to such Persons (including any guarantees of obligations of any member of the Seller Group) shall be satisfied and fully released (collectively, the “Payoff Letters”);
(g)          Duly executed resignations, effective as of the Closing, of any directors, managers, and officers (or similar persons) of the Companies and their Subsidiaries, as applicable, set forth on Schedule 1.04(g);
(h)          A certificate of non-foreign status executed by Seller in the form prescribed by Treasury Regulation §1.1445-2(b)(2);
(i)           A lease and/or sublease agreement in the applicable form attached hereto as Exhibit C, duly executed by the required parties, with respect to certain office and parking space (the “New Leases”);
(j)          With respect to each tract or parcel of Retained Real Property as set forth on Schedule 2.11(e), (i) an assignment of the existing Real Property Leases constituting Retained Real Property to a member of the Seller Group as identified by Seller, in form and substance reasonably acceptable to Buyer and Seller, duly executed by the applicable lessor, the applicable Companies or Subsidiaries thereof, and member of the Seller Group identified by Seller, or (ii) a quitclaim deed(s) conveying the Companies’ and/or any of their Subsidiaries’ right, title, and interest in the Owned Real Property constituting Retained Real Property to a member of the Seller Group as identified by Seller, in form and substance reasonably acceptable to Seller; provided that such documentation shall contain a release, reasonably acceptable to Buyer, of the Companies and their Subsidiaries from the lessor or transferee, as applicable;
(k)          With respect to the Transferred Equipment and Assets, a Bill of Sale, Assignment and Assumption, and/or any other documentation reasonably satisfactory to Buyer sufficient to convey Seller’s right, title, and interest to the Transferred Equipment and Assets to the Companies or their Subsidiaries, as applicable;
(l)            A transition services agreement substantially in the form of Exhibit D (the “Transition Services Agreement”), duly executed by Seller and Parent;
(m)          Evidence of termination, assignment, release, or amendment of the Contracts specified on Schedule 1.04(m);
(n)           Seller’s calculation of the Estimated Aggregate Closing Consideration pursuant to Section 1.02(b);
(o)           With respect to the Excluded Assets and Retained Real Property, such Bills of Sale, Assignments, Assumptions, and/or any other documentation reasonably satisfactory to Buyer sufficient to convey the Companies’ or their Subsidiaries’, as applicable, right, title, and interest to the Excluded Assets and Retained Real Property to members of the Seller Group;

(p)          To the extent not located on the premises of the Companies or their Subsidiaries as of the Closing Date, all corporate minute books, stock certificate books, stock registers, and other similar corporate records of the Companies and their Subsidiaries;
(q)          A lease agreement substantially in the form of Exhibit F (the “Rolling Stock Lease”), duly executed by Seller; and
(r)          Such other agreements, documents, instruments and writing as are required to be delivered by Seller, the Companies, or their Subsidiaries on or prior to the Closing Date pursuant to this Agreement or as may be reasonably requested by Buyer or its counsel to carry out the intent and purposes of this Agreement.
1.05       Closing Deliveries by Buyer.  At Closing, in addition to the payments and deliveries by Buyer at the Closing described in Section 1.01 of this Agreement, Buyer is delivering the following documents at the Closing, each of which shall be in form and substance satisfactory to Seller, the delivery of which is a condition to the obligation of Seller to consummate the Closing:
(a)          A certificate of good standing of Buyer from the Secretary of State its State of incorporation dated not earlier than 10 days prior to the Closing Date;
(b)          A certificate of the secretary or assistant secretary of Buyer, certifying as to (i) the due approval by Buyer of the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the Transactions, and that such approval has not been withdrawn, and (ii) incumbency and signatures of each of Buyer’s officers who is authorized to execute and deliver this Agreement and such other Transaction Documents;
(c)          The Escrow Agreement, duly executed by Buyer;
(d)          The Transition Services Agreement, duly executed by Buyer;
(e)          The Rolling Stock Lease, duly executed by Buyer;
(f)           The New Leases, each duly executed by a Company; and
(g)          Such other agreements, documents, instruments and writing as are required to be delivered by Buyer on or prior to the Closing Date pursuant to this Agreement or as may be reasonably requested by Seller or its counsel to carry out the intent and purposes of this Agreement.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER
Seller and Parent, jointly and severally, represent and warrant to Buyer as follows as of the date hereof, but expressly excluding the Excluded Assets from any of such representations and warranties, except for the references to Excluded Assets in Sections 2.08(a), 2.10(a), and 2.21(a):
2.01     Organization; Power and Authority.
(a)          Seller and Parent have all requisite corporate power and authority to execute and deliver the Transaction Documents to which they are a party and to perform their obligations thereunder.  The execution, delivery and performance of the Transaction Documents to which Seller and Parent are a party by Seller and Parent, and the consummation of the Transactions by Seller and Parent, have been duly authorized by all requisite action on the part of Seller and Parent.
(b)          The Companies are entities, validly existing and in good standing under the laws of the state of their respective jurisdictions.  The Companies are qualified or licensed to transact business as each of their respective entity types and are in good standing in each of those jurisdictions set forth on Schedule 2.01(b), which constitute all of the jurisdictions in which the ownership or leasing of their assets or property or the conduct of business as presently conducted requires them to qualify, except where the failure to be so qualified, individually or in the aggregate, reasonably would not be expected to result in a Material Adverse Effect to the Companies and their Subsidiaries, taken as a whole.  The Companies have all requisite organizational power and authority to execute and deliver this Agreement the other Transaction Documents to which they are a party and to perform their obligations thereunder and to own and operate their properties and to carry on their businesses as presently conducted.
2.02       Enforceability.
(a)          This Agreement has been duly executed and delivered by Seller and Parent, and assuming that this Agreement is the valid and binding agreement of Buyer and each other party hereto, this Agreement constitutes the valid and binding obligation of Seller and Parent, enforceable against Seller and Parent in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Legal Requirements affecting creditors’ rights and general principles of equity affecting the availability of equitable remedies.  Each other Transaction Document to which Seller and Parent are a party has been duly executed and delivered by Seller and Parent, and assuming that such other Transaction Documents are valid and binding obligations of the other parties thereto, each such Transaction Document to which they are a party constitutes a valid and binding obligation of Seller and Parent, enforceable against Seller and Parent in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Legal Requirements affecting creditors’ rights and general principles of equity affecting the availability of equitable remedies.
(b)          This Agreement and other Transaction Documents to which the Companies are a party have been duly executed and delivered by the Companies, and, assuming that this Agreement and such other Transaction Documents are valid and binding obligations of the other parties hereto and thereto, constitute the valid and binding obligations of the Companies, enforceable against the Companies in accordance with their terms, except as enforceability hereof or thereof may be limited by bankruptcy laws, other similar Legal Requirements affecting creditors’ rights and general principles of equity affecting the availability of equitable remedies.
2.03        Authorization; No Conflicts; Litigation.
(a)          The execution, delivery and performance of this Agreement and each other Transaction Document to which any of the Companies, Seller, or Parent is a party and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of the Companies, Seller, or Parent, and no other proceedings on the Seller Group’s part are necessary to authorize the execution, delivery or performance of this Agreement or the other Transaction Documents to which any of such Persons is a party.

(b)          Except as set forth on Schedule 2.03(b), the execution, delivery and performance by the Companies, Seller, or Parent of this Agreement and each other Transaction Document to which any of such Persons is a party and the consummation of the Transactions do not conflict with or result in any breach of, constitute a default under, result in a violation of, result in the creation of any Lien upon the Equity Interests (or other applicable equity interest of any of the Companies’ Subsidiaries) or any material assets of Seller, the Companies, or any of their Subsidiaries under, trigger any penalty, right or change in control payment under, or require any authorization, consent, approval, filing, exemption or other action by or notice (i) to any Governmental Authority or other third party, (ii) under the provisions of the Companies’ or any of the Seller Group’s charters (or equivalent governing documents), (iii) under any Contract to which the Companies or their Subsidiaries are a party, or (iv) in respect of any material Legal Requirement to which Parent, Seller, the Companies, or any of their Subsidiaries, or their respective assets, is subject.
2.04       Title; Capitalization.
(a)          Seller is the record and beneficial owner of the Equity Interests, free and clear of any Liens (other than transfer restrictions under applicable federal and state securities laws.  Except as set forth on Schedule 2.04(a), Seller is not a party to any Option, voting agreement, voting trust, proxy, or other Contract (other than this Agreement) with respect to any Equity Interests or other ownership interest or other security of the Companies.  Except for the Equity Interests owned by Seller, Seller does not own any equity interest or other security of the Companies or any of their Subsidiaries or any Options. At the Closing, Seller is transferring to Buyer, and Buyer is acquiring from Seller, good title to the Equity Interests free and clear of all Liens, other than Liens arising under federal and state securities laws and Liens created by, or otherwise arising as a result of any action of, Buyer.
(b)          The authorized and issued capital stock, membership interests, or partnership interests, as applicable, of the Companies and their Subsidiaries are set forth on Schedule 2.04(b). Seller owns 100% of the issued capital stock, membership interests, or partnership interests, as applicable, of each of the Companies (other than the Buckler GP Interest, which is owned by one of the Companies), and the Companies own 100% of the issued capital stock, membership interests, or partnership interests, as applicable, of each of the Subsidiaries.  There are no outstanding options, warrants, convertible securities or other rights to subscribe for or acquire any capital stock or other ownership interests or securities, or securities convertible into or exchangeable for capital stock, membership interests, partnership interests, or other ownership interests, of the Companies or their Subsidiaries.  All such capital stock, membership interests, or partnership interests set forth on Schedule 2.04(b) have been issued in compliance with applicable federal and state securities Legal Requirements and all pre-emptive rights applicable thereto, whether by Legal Requirement or Contract.  All of the outstanding equity securities of the Companies and their Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of all Liens.

2.05          Brokerage and Expenses.  Except as set forth on Schedule 2.05, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Transactions based on any arrangement or Contract made by or on behalf of Seller, the Companies, or any of the Companies’ Subsidiaries.  Except as set forth on Schedule 2.05, neither the Companies nor any of their Subsidiaries has any further obligations as of the Closing Date under any of the arrangements or Contracts disclosed on Schedule 2.05.
2.06          Indebtedness.  Schedule 2.06 sets forth all Indebtedness of the Companies as of the Closing Date.
2.07          Subsidiaries.  Except as set forth on Schedule 2.07, none of the Companies, directly or indirectly, owns or holds the right or has an obligation to acquire any stock, partnership interest, joint venture interest or other equity ownership interest in any other Person.  Each Subsidiary of the Companies is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite limited partnership, corporate, limited liability company or similar power and authority to own its properties and to carry on its business as presently conducted, and is qualified or licensed to transact business and is in good standing in each of those jurisdictions set forth opposite such Subsidiary’s name on Schedule 2.07, which constitute all of the jurisdictions in which the ownership or leasing of its assets or property or the conduct of its  business as presently conducted requires it to qualify, except where the failure to be so qualified, individually or in the aggregate, would not result in a Material Adverse Effect.  All of the equity interests of each Subsidiary of the Companies are owned by a Company, as described on Schedule 2.07.
2.08          Financial Statements; Undisclosed Liabilities.
(a)
(i)      Schedule 2.08(a)(i) consists of the following financial statements of the Companies and their Subsidiaries: (A) a consolidated unaudited balance sheet as of January 31, 2019 (the “Latest Historical Balance Sheet”), and the related statements of income for the seven-month period then ended (the “Interim Historical Financial Statements”), (B) consolidated unaudited balance sheets as of June 30, 2018, and July 31, 2017, together with the statements of income for the fiscal years ended June 30, 2018, and June 30, 2017, (the statements described in clauses (A) and (B) of this Section 2.08(a)(i), collectively, the “Historical Financial Statements”).

(ii)      Schedule 2.08(a)(ii) consists of the following financial statements of the Companies and their Subsidiaries: as adjusted on a carve out basis to eliminate the Excluded Assets and to include the carve out adjustments noted on Schedule 2.08(a)(iv): (A) a consolidated unaudited balance sheet as of January 31, 2019 (the “Latest Balance Sheet”), and the related statements of income for the seven-month period then ended (the “Interim Financial Statements”), (B) consolidated unaudited balance sheets as of June 30, 2018, and July 31, 2017, together with the statements of income for the fiscal years ended June 30, 2018, and June 30, 2017, (the statements described in clauses (A) and (B) of this Section 2.08(a)(ii), collectively, the “Financial Statements”).
(iii)     The Historical Financial Statements present fairly in all material respects the financial position and results of operations of the Companies and their Subsidiaries as of the dates and for the periods specified and have been prepared in accordance with the books and records of the Companies and their Subsidiaries, all in accordance with GAAP, consistently applied for all periods presented, subject however to normal year-end adjustments and intercompany eliminations and the matters set forth on Schedule 2.08(a)(iii).
(iv)     The Financial Statements were prepared to carve out and reflect the business as described in clause (ii) above and being transferred in accordance with this Agreement (the "Business") as of the dates and for the periods presented.  The Financial Statements were prepared from the Historical Financial Statements and reflect the carved out financial position and results of operation of the Business in accordance with GAAP and the books and records of the Companies, the Subsidiaries, and the relevant other members of Parent's consolidated group as they relate to such Business, on a consistent basis for all periods presented, and present fairly, in all material respects, the carved out financial position and results of operations of the Business, as of the times and for the periods referred to therein, subject, however, to normal year-end adjustments and intercompany eliminations, the matters set forth on Schedule 2.08(a)(iii), and the matters relating to the carve out adjustments set forth on Schedule 2.08(a)(iv).
(b)          Except as set forth on Schedule 2.08(b), none of the Companies nor any of their Subsidiaries has any liabilities or obligations other than (i) liabilities or obligations shown on the Latest Balance Sheet, (ii) liabilities incurred in the ordinary course of business consistent with past practice since the date of the Latest Balance Sheet, (iii) liabilities of a type not required to be recorded on a balance sheet prepared in accordance with GAAP, and (iv) liabilities taken into consideration in the calculation of Final Aggregate Closing Consideration.
(c)          The books of account, minute books, stock and equity record books, and other records of the Companies and their Subsidiaries, all of which have been made available to Buyer, are complete and correct and have been maintained in accordance with sound business practices and accurately reflect all of the assets, liabilities, transactions and results of operations of the Companies and their Subsidiaries.  The minute books of the Companies and their Subsidiaries contain accurate and complete records of all meetings held of, and corporate, limited liability, or partnership action taken by, the stockholders, the boards of directors, committees of the boards of directors, managers, members, partners, or general partners of the Companies and their Subsidiaries since January 1, 2016, and no meeting of any such stockholders, board of directors, committees of the boards of directors, managers, members, partners, or general partners since January 1, 2016 has been held for which minutes have not been prepared and are not contained in such minute books.  At the Closing, all of such books and records will be in possession of the Companies and their Subsidiaries.

2.09         Accounts Receivable.  All accounts receivable of the Companies and their Subsidiaries (“Accounts Receivable”), whether or not reflected on the Latest Balance Sheet, represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business.  None of the Accounts Receivable are subject to any claim of offset, recoupment, set-off, or counter-claim, other than loss claims, nominal cash discounts, and routine billing disputes in the ordinary course of business, none of which are reasonably expected to be material.  Schedule 2.09 sets forth an accurate list of the Accounts Receivable and notes receivable of the Companies and their Subsidiaries, an aging of such Accounts Receivable and notes receivable in the aggregate and by customer, and indicates the amounts of allowances for doubtful accounts.  Each of the Accounts Receivable will be collected in full, without any set-off but net of reserves reflected on the Latest Balance Sheet, within 120 days after the day on which it first becomes due and payable; provided, however, that if any of the Accounts Receivable are not collected within such 120-day period and Buyer has made recovery from the Escrow Account pursuant to Article 5 with respect to such uncollected Accounts Receivable, Buyer may cause the Companies and their Subsidiaries to assign to Seller, or its designee, such uncollected Accounts Receivable and Seller, or its designee, may thereafter pursue the collection of such uncollected Accounts Receivable.
2.10          Absence of Certain Developments.  Since June 30, 2018, there has not occurred any event, occurrence, fact, circumstance or change that has had a Material Adverse Effect with respect to the Companies and their Subsidiaries, taken as a whole. Except as set forth on Schedule 2.10, since June 30, 2018, the Companies and their Subsidiaries have operated their business in the ordinary course of business consistent with past practice in all material respects, and have not:
(a)            except for the transfer of the Retained Real Property and Excluded Assets, sold, leased, assigned or transferred any of their assets, except in the ordinary course of business, or entered into any Contract or letter of intent with respect thereto;
(b)            effected any recapitalization, reclassification, stock or other dividend, stock split or similar occurrence, adjustment, combination, subdivision or like change in its capitalization, or declared, set aside or paid any other distribution of any kind (whether in cash, stock or property) to any stockholder or other equity holder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of capital stock or other equity interests;
(c)             issued (or made commitments to issue) additional securities;
(d)            merged or consolidated with or made any equity investment in, or any loan or advance to, or any acquisition of the securities or assets of, any other Person (other than advancement of reimbursable ordinary and necessary business expenses made to directors, managers, officers, employees, independent contractors, and third-party transportation providers of the Companies or any Subsidiaries thereof in the ordinary course of business);

(e)            made commitments for capital expenditures in excess of $25,000 in the aggregate other than as set forth in Schedule 2.10(e);
(f)            granted any license or sublicense of, assigned, transferred, abandoned, allowed to lapse or otherwise disposed of any material rights under or with respect to any Intellectual Property other than in the ordinary course of business;
(g)            to Seller’s Knowledge, suffered any event of damage, destruction, casualty loss or claim affecting the assets, properties or business of the Companies or any of their Subsidiaries and exceeding $50,000, individually or $100,000 in the aggregate, in either case, not reserved or covered by insurance;
(h)            failed to maintain their respective material assets (except for Rolling Stock, which is addressed in Section 2.10(i) below) in good condition and repair, normal wear and tear excepted;
(i)            failed to maintain their Rolling Stock consistent with past practices in a condition that is adequate for use in the ordinary course of business in compliance with applicable law;
(j)           made any changes to policies or timing of repairs, maintenance and purchasing and installation of tires, fuel, and other replaceable operating supplies;
(k)          granted any increase other than in the ordinary course of business or decrease in the amount of compensation, benefits, bonus, change in control, retention or severance pay payable or potentially payable to any of its directors, managers, officers, employees, independent contractors or consultants or adopted, materially amended or terminated any Plan or Benefit Program or Agreement, other than any policy, practice, promise, agreement set forth in Schedule 2.10(k);
(l)           involuntarily terminated any employee with an annual salary in excess of $50,000;
(m)         made any payment or commitment to pay any pension, retirement allowance, retiree medical or other employee benefit, any amount relating to unused vacation days or other paid time off, retention, severance or termination pay to any director, officer or employee other than in the ordinary course of business consistent with past practice and which payments or commitments to pay do not exceed $25,000 in the aggregate;
(n)          on any Tax Return, taken any position, made any election or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, and, other than in accordance with GAAP, made any material change in accounting, auditing or tax reporting methods, policies or practices;
(o)          increased or established any reserve for taxes or bad accounts or, outside the ordinary course of business, any other liability on its books or otherwise provided therefor;
(p)          made or revoked any election with respect to Taxes of any of the Companies or any of their Subsidiaries or changed its tax year;

(q)          received a complaint or notice in writing that any event has occurred that calls into question any Permit necessary for the Companies to conduct their business as currently conducted and to own and operate the Companies’ material assets;
(r)          accelerated or changed any of its practices, policies, procedures or timing of the billing of customers or the collection of their accounts receivable, pricing and payment terms, cash collections, cash payments or terms with vendors, the result of which reasonably would be expected to result in a Material Adverse Effect;
(s)          discharged or satisfied any Lien, or subjected the Companies or any of their Subsidiaries or any of their respective assets to any Lien, the result of which reasonably would be expected to result in a Material Adverse Effect; or
(t)          committed (orally or in writing) to do any of the foregoing.
2.11       Real Properties.
(a)          Schedule 2.11(a) contains a complete and accurate list of all Real Property owned by the Companies or any of their Subsidiaries as of the Closing Date (the “Owned Real Property”).
(b)          Schedule 2.11(b) contains a complete and accurate list of all leases, subleases, licenses, occupancy agreements or other, similar agreements, and all modifications, amendments and supplements thereto (collectively, the “Real Property Leases”), under which the Companies or any of their Subsidiaries uses, occupies or operates any real property (the “Leased Real Property”) as of the Closing Date.  The Leased Real Property and Owned Real Property constitute all of the real estate used, occupied or operated by the Companies and their Subsidiaries.  The Companies have made available to Buyer true, correct and complete copies of the Real Property Leases, including all modifications, amendments and supplements thereto.
(c)           Except as set forth on Schedule 2.11(c):
(i)       the Companies or their Subsidiaries, as applicable, have good fee simple interest in the Owned Real Property and valid and binding leasehold interests in the Leased Real Property;
(ii)      the Companies or their Subsidiaries enjoy peaceful and undisturbed possession of the Leased Real Property sufficient for the current operations and use of such Leased Real Property by the Companies or their Subsidiaries;
(iii)     each Real Property Lease is in full force and effect in all material respects;
(iv)     none of the Companies nor any of their Subsidiaries, nor, to Seller’s Knowledge, any other party to the Real Property Leases or any agreement affecting the Owned Real Property, is in material breach or material default under any of the Real Property Leases or any other agreement affecting any of the Owned Real Property, including but not limited to any easements, licenses, permits or approvals associated therewith, nor has any event occurred which, with the passage of time or notice, or both, would constitute a material default thereunder or a violation of the terms (or permit the termination) thereof. None of the Transactions will constitute or create a default, event of default, or right of termination under any of the Real Property Leases or any other agreement affecting any of the Owned Real Property, nor is the consent of the lessor or landlord or any other third party required pursuant to the terms of any of the Real Property Leases or any other agreement affecting any of the Owned Real Property in connection with the Transactions, including but not limited to any assignment of the Real Property Leases required by or resulting from the Transactions;

(v)       none of the Companies nor any of their Subsidiaries has subleased, and no other Person is in possession of, or has the right of use or occupancy of any portion of, any of the Owned Real Property or the Leased Real Property, nor have any of the Real Property Leases been assigned in whole or in part;
(vi)      no part of any of the Owned Real Property or the Leased Real Property has been condemned or otherwise taken by any Governmental Authority and, to Seller’s Knowledge, no such condemnation or taking is threatened or contemplated;
(vii)      the buildings and structures located on the Owned Real Property and the Leased Real Property and used in the business and operations of the Companies and their Subsidiaries are in good condition and repair (excluding ordinary wear and tear), including but not limited to with respect to all roofs, foundations, and all HVAC, plumbing, electrical, life safety, and other mechanical systems located thereon; are compliance with all applicable law, including but not limited to with respect to all zoning, environmental, building code, and land use requirements and with respect to the requirements of the Americans With Disabilities Act (as amended); and are sufficient in all respects for the continued conduct of the business and operations of the Companies and their Subsidiaries after the Closing in substantially the same manner as conducted prior to the Closing;
(viii)     the buildings and structures located on the Owned Real Property and the Leased Real Property and used in the business and operations of the Companies and their Subsidiaries have access to such sewer, water, gas, electric, telephone and other utilities as are necessary to allow the businesses of the Companies and their Subsidiaries to be operated in the ordinary course of business and as presently conducted; and
(ix)       the Companies and their Subsidiaries have sufficient title to such easements, rights of way and other rights appurtenant to the Owned Real Property and the Leased Real Property as are necessary to permit ingress and egress to and from the Owned Real Property and the Leased Real Property to a public way.
(d)          Schedule 2.11(d) contains a complete and accurate list of all Leased Real Property currently used or occupied by the Companies or their Subsidiaries in the performance of their businesses and operations that is owned by any member of the Seller Group, any Affiliate of the Seller Group, and/or any Affiliate of the Companies, in each case, other than the Companies or their Subsidiaries (“Related-Party Real Property”).
(e)          Schedule 2.11(e) contains a complete and accurate list of all Owned Real Property and Leased Real Property owned or leased (as applicable) by any of the Companies or their Subsidiaries that shall be conveyed, assigned, or otherwise transferred pursuant to Section 1.04(j) of this Agreement to a member of the Seller Group as identified by Seller at Closing, in form and substance acceptable to Seller (“Retained Real Property”).

2.12          Taxes
(a)          Except as set forth on Schedule 2.12(a): (i)  Seller, the Companies, and Subsidiaries of the Companies, as applicable, have duly and timely filed or caused to be duly and timely filed all U.S. federal and all other material Tax Returns that are required to be filed by or with respect to the Companies and their Subsidiaries (taking into consideration all extended filing deadlines); (ii) all Tax Returns filed by Seller or the Companies and Subsidiaries of the Companies are true, correct and complete; (iii)  Seller or the Companies and Subsidiaries of the Companies have paid, or made provision for the payment of, all Taxes that are or have become due for all periods covered by the Tax Returns or otherwise, or pursuant to any assessment received by the Companies or any of their Subsidiaries, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Financial Statements; and (iv) all Taxes that Seller, the Companies, or any Subsidiaries of the Companies are obligated to withhold from amounts owing to any employee, creditor or third party have been paid or properly accrued. Seller is a “United States person” within the meaning of Section 7701(a)(30) of the Code.
(b)           Except as set forth on Schedule 2.12(b):
(i)      there is no dispute or claim concerning any Tax liability of the Companies or any of their Subsidiaries raised by any taxing authority in writing;
(ii)      none of the Companies nor any of their Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency that is currently in force;
(iii)     none of the Companies nor any of their Subsidiaries has requested or been granted an extension of the time for filing any Tax Return which has not yet been filed;
(iv)     no deficiency or proposed adjustment which has not been finally settled or resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority in writing against the Companies or any of their Subsidiaries;
(v)     none of the Companies nor any of their Subsidiaries is a party to or bound by any Tax allocation, sharing or indemnity contract or other arrangement (other than customary Tax indemnification provisions in commercial contracts not primarily related to Tax);
(vi)    there is no action, suit, taxing authority proceeding or audit now in progress, pending, or to Seller’s Knowledge, threatened against or with respect to the Companies or any of their Subsidiaries relating to Taxes;
(vii)   no written claim has been made by a taxing authority since January 1, 2015 in a jurisdiction where the Companies or any of their Subsidiaries do not file Tax Returns that the Companies or any of their Subsidiaries is or may be subject to taxation by that jurisdiction;

(viii)   no power of attorney that is currently in force has been granted with respect to any matter related to Taxes that would reasonably be expected to affect the Companies or any of their Subsidiaries;
(ix)     there are no Liens (other than the Liens for Taxes not yet due and payable) on any of the assets of the Companies or any of their Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax;
(x)      none of the property of the Companies or any of their Subsidiaries (other than Buckler Distribution Center, L.P.) is held in an arrangement that is a partnership for U.S. federal Tax purposes;
(xi)     no asset of the Companies or any of their Subsidiaries is a debt obligation that (i) was issued with “original issue discount,” as defined in Section 1273 of the Code; (ii) is an “applicable high yield discount obligation,” as defined in Section 162(i) of the Code; (iii) provides for the payment of interest that is “disqualified interest,” as such term is defined in Section 163(j)(3) of the Code; (iv) constitutes “corporation acquisition indebtedness” within the meaning of Section 279(b) of the Code; or (v) is a “disqualified debt instrument,” as defined in Section 163(b)(2) of the Code;
(xii)   none of the Companies nor any of their Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:  (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign income Tax Legal Requirements) executed on or prior to the Closing Date; (iii) intercompany transaction or any excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or foreign income Tax Legal Requirements) entered into or created on or prior to the Closing Date; (iv) installment sale or open transaction disposition made on or prior to the Closing Date; (v) cash method of accounting or long-term contract method of accounting utilized prior to the Closing Date; or (vi) prepaid amount received on or prior to the Closing Date;
(xiii)   none of the Companies nor any of their Subsidiaries has any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any corresponding provisions of state, local or foreign Tax Legal Requirements), or as a transferee or successor, or by contract or otherwise other than the members of the consolidated group of companies to which the Companies and their Subsidiaries belong, and other than the consolidated group of companies to which the Companies and their Subsidiaries belong, in the past four years, the Companies and their Subsidiaries have not been members of an affiliated, consolidated, combined or unitary group filing for federal or state income Tax purposes;

(xiv)    none of the Companies nor any of their Subsidiaries has (i) participated (within the meaning of Treasury Regulations § 1.6011-4(c)(3)) in any “reportable transaction” within the meaning of Treasury Regulations § 1.6011‑4(b) (and all predecessor regulations); (ii) claimed any deduction, credit, or other tax benefit by reason of any “tax shelter” within the meaning of former Section 6111(c) of the Code and the Treasury Regulations thereunder or any “confidential corporate tax shelter” within the meaning of former Section 6111(d) of the Code and the Treasury Regulations thereunder; or (iii) purchased or otherwise acquired an interest in any “potentially abusive tax shelter” within the meaning of Treasury Regulation § 301.6112‑1.  The Companies and their Subsidiaries have disclosed on their Tax Returns all positions taken therein that would reasonably be expected to give rise to a substantial understatement of Tax within the meaning of Section 6662 of the Code (or any similar applicable provision of state, local or foreign law);
(xv)     none of the Companies nor any of their Subsidiaries have made any payments, are obligated to make any payments, or are a party to any plan or agreement that under certain circumstances could obligate it to make any payments in connection with the Transactions that would not be deductible under Section 280G (determined without regard to the exceptions contained in Sections 280G(b)(4) and 280G(b)(5)) or 404 of the Code;
(xvi)     there is no Contract, plan or other arrangement to which the Companies or any of their Subsidiaries is a party to or bound by which provides for any “gross up” or similar payment relating to Taxes under Section 4999 or 409A of the Code;
(xvii)    none of the Companies nor their Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement or in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement; and
(xviii)    since October 27, 2014, A&S Services, its Subsidiary, A&S Kinard Logistics, LLC, A&S Real Estate Holdings, and Hunt Valley (collectively, the “Disregarded Entities”) have been treated as “disregarded entities” (as described in Treasury Regulation Section 301.7701-2(c)(2)) for federal Tax purposes.
2.13        Contracts and Commitments.
(a)           Except as set forth on Schedule 2.13(a) or Schedule 2.16(a), none of the Companies nor any of their Subsidiaries is party, or subject, to any of the following Contracts (each a “Material Contract”):
(i)        any Contract relating to any completed or pending business acquisition or divestiture since January 1, 2012;
(ii)      any bonus, severance, retention, change of control, pension, profit sharing, retirement or other form of deferred compensation plan involving unpaid amounts in excess of $25,000 in the aggregate;

(iii)      any Contract for the sale of Rolling Stock in excess of $250,000 or any other capital assets in excess of $100,000;
(iv)      any Contract for purchase of Rolling Stock in excess of $250,000 or other capital expenditures in excess of $100,000;
(v)       any Contract with an owner operator or with respect to any employee or driver leasing arrangement involving the financing of Rolling Stock for such person;
(vi)      any stock option or similar plan;
(vii)     any Contract (A) for the employment of any officer, individual employee or other person, (B) providing for the payment of any cash or other compensation or benefits upon the consummation of the Transactions (or any of them), or (C) that provides severance or other benefits for any person or, in each case, that is otherwise not immediately terminable by the Companies or any of their Subsidiaries without cost or liability;
(viii)    any Contract under which the Companies or any of their Subsidiaries created, incurred or assumed any Indebtedness (including any conditional sales Contract, sale-leaseback, or capitalized lease) or mortgaging, pledging or otherwise granting or placing a Lien on any portion of any of the Companies’ or any of their Subsidiaries’ assets other than Indebtedness subject to the Payoff Letters;
(ix)      any guaranty of any Indebtedness other than guaranties of Indebtedness subject to the Payoff Letters;
(x)       any lease or other Contract under which it is lessee of or holds, occupies, operates or uses any personal property owned by any other Person, for which the annual rental exceeds $50,000;
(xi)      any lease or other Contract under which it is lessor of or permits any third party to hold, occupy, operate or use any real or personal property for which the annual rental exceeds $50,000;
(xii)     any Contract or group of related Contracts with the same party for the purchase by the Companies of products or services, under which the undelivered balance of such products and services has a purchase price in excess of $100,000 (other than purchase orders or contract brokerage contracts entered into in the ordinary course of business);
(xiii)    any Contract or group of related Contracts (other than customer contracts) with the same party for the sale by the Companies or any Subsidiaries thereof of products or services under which the undelivered balance of such products or services has a sales price in excess of $100,000;
(xiv)    any Contract containing covenants that in any way purport to restrict the right of the Companies or any Subsidiaries thereof to engage in any line of business, compete with any Person, or solicit customers, carriers or employees, where such covenants, individually or in the aggregate, reasonably would be expected to have a Material Adverse Effect;

(xv)     any currency exchange, commodities, interest rate or other hedging arrangement or forward, swap, derivatives or futures Contract;
(xvi)    any joint venture, partnership, franchise, joint marketing Contract or any other similar Contract (including sharing of profits, losses, costs or liabilities by the Companies or any Subsidiaries thereof with any other Person);
(xvii)   any material licensing Contract or other material Contract with respect to Intellectual Property, including (A) any Contracts with current or former employees, consultants or contractors regarding the appropriation or non-disclosure of any material Intellectual Property and (B) any license agreements related to the use of software (other than license agreements for the use of generally commercially available off-the-shelf software involving total consideration of less than $50,000);
(xviii)  any Contract under which the Companies or any Subsidiaries thereof has made loans, investments or advances to any other Person, and such investments, advances or loans remain outstanding, in each case, in which the amount outstanding exceeds $10,000, except advancement of reimbursable ordinary and necessary business expenses made to directors, managers, partners, officers, employees, and independent contractors of the Companies in the ordinary course of business;
(xix)    any Contract with any Governmental Authority;
(xx)    any Contract providing for the development of Intellectual Property, content or technology, solely or jointly, by or for the Companies or any of their Subsidiaries and involving remaining payments in excess of $50,000 after the date of this Agreement;
(xxi)    any Contract involving the payment of royalties to any other Person and involving remaining payments in excess of $50,000 after the Closing Date;
(xxii)   any settlement, conciliation or similar Contract, the performance of which will involve payment after the Closing Date of consideration in excess of $50,000 or governmental monitoring, consent decree or reporting responsibilities;
(xxiii)  any Contract granting any exclusive rights with respect to the products and services or Intellectual Property of the Companies or any of their Subsidiaries of any type or scope to any Person;
(xxiv)  any amendment, supplement and modification (whether oral or written) in respect of any of the foregoing other than amendments, supplements and modifications entered into in the ordinary course of business;
(xxv)   each Contract that was not entered into in the ordinary course of business;

(xxvi)   all Contracts that require any of the Companies or their Subsidiaries to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;
(xxvii)  all Contracts that contain a most-favored nation pricing provision; and
(xxviii) all Contracts between or among any of the Companies or their Subsidiaries, on the one hand, and Seller, Parent, or any other entity within the Seller Group, on the other hand.
(b)          The Companies have made available to Buyer a true, correct and complete copy of each written Contract set forth on Schedule 2.13(a) or Schedule 2.16(a), including all modifications and amendments thereto, and has made available to Buyer a true, correct and complete written summary of each oral Contract listed on Schedule 2.13(a) or Schedule 2.16(a).  With respect to each Contract set forth on Schedule 2.13(a) or Schedule 2.16(a): (i) such Contract is valid, binding and in full force and effect and is enforceable by the Companies or their Subsidiaries in accordance with its respective terms; and (ii) none of the Companies nor any of their Subsidiaries, nor, to Seller’s Knowledge, any other party is in breach or default under such Contract including, without limitation, any most favored nation pricing provision in any such Contract. None of the Companies nor any of their Subsidiaries has received any written notice of the intention of any party to terminate any Contract listed on Schedule 2.13(a).
(c)          Attached hereto as Schedule 2.13(c) is a true and accurate copy of the Carrier Selection Guidelines of the Companies and their Subsidiaries describing the minimum qualifications applicable to all motor carriers with which the Companies and their Subsidiaries (as applicable) currently contracts for brokered transportation of freight and the procedures employed by the Companies and their Subsidiaries, as applicable, to confirm each such motor carrier’s compliance with such requirements (the “Carrier Selection Requirements”).  The Companies and their Subsidiaries are in material compliance with the Carrier Selection Requirements.
(d)          As set forth on Schedule 2.13(d), the Companies and certain of their Subsidiaries are validly registered under the applicable Legal Requirements to operate under federal property broker authority and/or federal freight forwarder authority.
(e)          The Companies and their Subsidiaries have procedures in place to validate their contractual counterparties’ compliance with contractual obligations for insurance coverage, operating authority, safe operations, and other relevant factors.
(f)          Schedule 2.13(f) sets forth the material terms and conditions of all product or service warranties under which any of the Companies or their Subsidiaries may have liability after the Closing.  Except as set forth in Schedule 2.13(f), none of the Companies nor their Subsidiaries have given to any Person any product or service guaranty or warranty, right of return or other indemnity relating to any products distributed, sold, or delivered, or services preformed, by any of the Companies or their Subsidiaries.

2.14        Intellectual Property.
(a)          All of the patents, internet domain names, registered trademarks, registered service marks, registered copyrights, and other registered intellectual or industrial property or proprietary rights, and applications for any of the foregoing Intellectual Property, owned or exclusively licensed by the Companies or any of their Subsidiaries (collectively, the “Registered Intellectual Property”) are set forth on Schedule 2.14(a)(i).  All fees related to the Registered Intellectual Property have been paid and all necessary documents and certificates for the Registered Intellectual Property have been filed with the relevant patent, copyright, trademark, Internet registrar, or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining or renewing such Registered Intellectual Property and all Registered Intellectual Property is otherwise in good standing. The Intellectual Property owned by the Companies or their Subsidiaries (the “Owned Intellectual Property”) and the Intellectual Property licensed by the Companies and their Subsidiaries from third parties is all of the Intellectual Property that is used by the Companies and their Subsidiaries in the conduct of their business as currently conducted and as conducted in the 12-month period preceding the Closing Date.
(b)          Schedule 2.14(a)(ii) sets forth each material agreement related to any Intellectual Property, including but not limited to each material license or sublicense, to which the Companies or any of their Subsidiaries are a party, including all modifications, amendments, and supplements thereto and waivers thereunder.  Each such agreement is valid and binding on the Companies and their Subsidiaries in accordance with its terms and is in full force and effect.  The Companies and their Subsidiaries are not, and are not alleged to be in breach or default under any such agreement, and, to Seller’s Knowledge, no other party thereto is in breach of or default under any such agreement.  No party has provided or received any notice of breach of, default under, or an intention to terminate (including by non-renewal) of any such agreement.
(c)          Except as set forth on Schedule 2.14(c), the Companies or Subsidiaries thereof are the sole and exclusive owners of all right, title and interest in and to, or possess the valid right to use, all Intellectual Property used or held for use in the conduct of the business as currently conducted and as conducted in the 12-month period preceding the Closing Date (the “Company Intellectual Property”), in each case free and clear of all Liens, material licenses granted to third parties except for those identified in Schedule 2.14(a)(ii), and other encumbrances. Except as set forth on Schedule 2.14(c), (i) the conduct of the business of the Companies and their Subsidiaries as currently conducted and as it has been conducted in the past three years has not and does not infringe, misappropriate, dilute, or otherwise violate the Intellectual Property of any Person; (ii) there are no pending or threatened actions (including any opposition, cancellation, revocation, review, or other proceedings) alleging that the Companies or any of their Subsidiaries are infringing, misappropriating, diluting or otherwise violating any Intellectual Property of any Person or that seek to limit or challenge the validity, enforceability, ownership or use of the Owned Intellectual Property and the Companies and their Subsidiaries are not aware of any facts or circumstances that could reasonably be expected to give rise to any such action; (iii) none of the Companies nor any of their Subsidiaries has received, in the past  three years, any claim, “cease and desist” letter, or like correspondence from any Person alleging any Intellectual Property infringement, misappropriation, dilution or other such violations; and (iv) there are no pending or threatened actions by the Companies or their Subsidiaries alleging any infringement, misappropriation, or violation by any Person of any Intellectual Property.  There are no Contracts or outstanding judicial or administrative orders to which the Companies or their Subsidiaries is a party or by which they are bound, which restricts the Companies’ or any of their Subsidiaries’ rights to use any of the Company Intellectual Property.  To Seller’s Knowledge, the Company Intellectual Property is valid and enforceable.

(d)          The Companies and their Subsidiaries have provided Buyer a true, correct, and complete description of steps taken to protect and, where applicable, maintain in confidence, trade secrets of the Companies and their Subsidiaries and third parties, including obtaining from employees, directors, mangers, officers and consultants binding written confidentiality Contracts between the Companies and their Subsidiaries and such employees, directors, managers, partners, officers, or consultants on the forms or other documents made available to Buyer.  Except as set forth in Schedule 2.14(d), no present or former officer, director, employee, or contractor of the Companies or their Subsidiaries, has any ownership interest, in whole or in part, in any Company Intellectual Property, or the right to receive royalty or other payments for Intellectual Property used or held for use by the Companies or any of their Subsidiaries.
(e)          No current or former employees or independent contractors have been involved or have contributed to the invention, creation, or development of any Intellectual Property during the course of employment or engagement with the Companies and their Subsidiaries.
(f)          The Companies and their Subsidiaries own or lease all Computer Systems that are necessary for the operation of its business.  To Seller’s Knowledge, the Computer Systems do not contain software routines or hardware components intentionally designed to permit (i) unauthorized access to a computer or network, (ii) unauthorized disablement or erasure of software, hardware or data, or (iii) any other similar type of unauthorized activities.  To Seller’s Knowledge, there has been no failure, material substandard performance or breach of any Computer Systems which have caused any material disruptions to the business of the Companies or their Subsidiaries or resulted in any unauthorized disclosure of or access to any data owned, collected or controlled by the Companies or any of their Subsidiaries. The Companies and their Subsidiaries have taken commercially reasonable steps to provide for the back-up and recovery of data and information.  The Companies and their Subsidiaries have, pursuant to written software licenses, the authorized number of users or seats used in the business of Companies and their Subsidiaries as currently conducted.
(g)          Except as set forth on Schedule 2.14(g), none of the Company Software owned and/or currently under development by or on behalf of the Companies or any of their Subsidiaries uses, incorporates or distributes any Open Source Code in a manner that would reasonably be expected to:  (i) place conditions on the use or distribution of such Company Software; (ii) require the license of such Company Software or any portion thereof for the purpose of making modifications or derivative works; (iii) require the distribution of such Company Software or any portion thereof without charge; (iv) require or condition the disclosure, licensing or distribution of any source code or any portion of Company Software; or (v) otherwise impose a limitation, restriction or condition on the right of the Companies or any of their Subsidiaries to use or distribute any Company Software or any portion thereof.
(h)          Except as set forth on Schedule 2.14(h), the Companies and their Subsidiaries have possession of all material Technology necessary to operate the business as currently conducted.

(i)           The execution, delivery and performance by the Companies of this Agreement and the consummation of the Transactions do not and will not:
(i)     encumber or adversely affect the right to use any Intellectual Property presently owned, used or held for use by the Companies or any of their Subsidiaries in the conduct of their business; or
(ii)    cause the Companies or their Subsidiaries to be contractually obligated to pay any royalties or other amounts to any third party in excess of the amounts that such party would have been obligated to pay if this Agreement had not been executed, delivered, and performed or the Transactions consummated.
2.15       Litigation.
(a)          Except as set forth on Schedule 2.15(a), (x) with respect to Proceedings which would be reasonably expected to have an amount at issue in excess of $100,000 and/or incidents involving a fatal accident, as of the date hereof (it being understood that including any Proceeding on Schedule 2.15(a) pursuant to this clause (x) does not imply a probability or expectation (under GAAP or otherwise) for any such Proceeding to result in a liability in excess of such amount); and (y) with respect to any other Proceedings, as of 5:00 p.m. Eastern Time on March 28, 2019, there are no Proceedings pending or, to Seller’s Knowledge, threatened against or affecting the Companies or any of their Subsidiaries or their respective partners, managers, members, officers, directors, agents, employees, predecessors or indemnified persons in their capacities as such, at law or in equity, before or by any Governmental Authority or arbitration or mediation authority or otherwise in existence, nor, to Seller’s Knowledge, is there any reasonable and valid basis for any such Proceeding based on acts or omissions of the Companies or any of the Companies’ Subsidiaries.
(b)          None of Seller, the Companies nor any of the Companies’ Subsidiaries is a party to or subject to or in default under any outstanding Order of any Governmental Authority or arbitration or mediation authority that could reasonably be expected to affect or delay the ability of Seller, the Companies, or any of the Companies’ Subsidiaries to consummate the Transaction or that affect the assets or business of any of the Companies or their Subsidiaries.
(c)          Except as set forth on Schedule 2.15(c), since December 31, 2017, the Companies and their Subsidiaries have not settled or received a final Order concerning any outstanding Proceeding.
2.16       Employee Benefit Plans.
(a)          Schedule 2.16(a) lists each of the following which is sponsored, maintained or contributed to by the Companies, any of their Subsidiaries or any member of the Seller Group for the benefit of employees, former employees, directors, former directors, managers, partners, or any agents, consultants, or similar representatives providing services to or for the Companies or any of their Subsidiaries, or with respect to which the Companies or any of their Subsidiaries has any liability:

(i)     each “employee benefit plan,” as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (a “Plan”);
(ii)    each personnel policy, stock option, stock purchase, stock appreciation rights, phantom equity, or any other equity-based plan, program, agreement or arrangement, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, retention or severance pay plan, policy or Contract, deferred compensation Contract or other arrangement, compensation or supplemental income arrangement, consulting Contract, employment Contract and each other employee benefit plan, Contract or other arrangement, program, practice or understanding which is not described in Schedule 2.16(a)(i), whether written or unwritten (“Benefit Program or Agreement”).
(b)          With respect to each Plan and each Benefit Program or Agreement, the Companies have made available to Buyer copies (as applicable) of (i) the applicable plan or other governing documents currently in effect, and any related trusts, insurance, group annuity Contracts, and each other funding or financing arrangement related thereto, including any amendments (or, in the case of any unwritten arrangement, a written description of the terms thereof), (ii) the most recent summary plan description and amendments and modifications thereto, (iii) the most recent determination letter or opinion letter received from the Internal Revenue Service, (iv) the latest financial statements, and (v) the latest annual or other report filed with any Governmental Authority.
(c)          None of the Companies nor any of their Subsidiaries, nor any corporation, trade, business or entity under common control with the Companies or any of their Subsidiaries within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA (a “Commonly Controlled Entity”), have ever (i) sponsored, maintained, participated in or contributed to any plan which is subject to Section 302 of ERISA, Section 412 of the Code or Title IV of ERISA or is a “multiemployer plan” (as defined in Section 3(37) of ERISA) or (ii) incurred any withdrawal liability with respect to any multiemployer plan or any liability in connection with the termination, insolvency or reorganization of any multiemployer plan.  No Plan provides for medical or life insurance benefits to retired or former employees of the Companies or any of their Subsidiaries (other than as required under Code Section 4980B, or similar state Legal Requirement).
(d)           Except as set forth on Schedule 2.16(d):
(i)        Each Plan and Benefit Program or Agreement complies in all material respects in form and operation with its terms, the requirements of the Code, ERISA, and all other applicable laws;
(ii)        Each Plan that is intended to be qualified under Section 401(a) of the Code meets such requirements and has received a favorable determination letter or opinion letter from the Internal Revenue Service within the applicable remedial amendment periods and no amendments have been made to any such Plan following the receipt of the most recent determination letter or opinion letter that would jeopardize such Plan’s qualified status;

(iii)      There are no Proceedings (other than routine claims for benefits under such plans) pending or, to Seller’s Knowledge, threatened against any of the Plans, Benefit Programs or Agreements or their assets;
(iv)      As to any Plan intended to be qualified under Section 401 of the Code, there has been no termination or partial termination of the Plan within the meaning of Section 411(d)(3) of the Code;
(v)      To Seller’s Knowledge, no act, omission, or transaction has occurred which would result in imposition on the Companies or any of their Subsidiaries of (A) breach of fiduciary duty liability damages under Section 409 of ERISA, (B) a material civil penalty assessed pursuant to Section 502 of ERISA, or (C) a material tax imposed pursuant to Chapter 43 of Subtitle D of the Code;
(vi)     To Seller’s Knowledge, there is no matter pending (other than routine qualification determination filings) with respect to any of the Plans or Benefit Program or Agreements before the Internal Revenue Service, the Department of Labor, the Pension Guaranty Benefit Corporation or any other Governmental Authority; and
(vii)     No trust funding a Plan is intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code.
(e)          Except as set forth on Schedule 2.16(e):
(i)       All contributions (including all employer contributions and employee salary reduction contributions) that are due and owing have been paid to each Plan that is an “employee pension benefit plan” (or related trust or held in the general assets of the Companies or any of their Subsidiaries, as appropriate), and all contributions for any period ending on or before the Closing Date that are not yet due have been paid to each such Plan or accrued in accordance with past custom and practice of the Companies and their Subsidiaries;
(ii)     All premiums or other payments that are due and owing (except retroactive premium adjustments (if any) that may become due) for all periods ending on or before the Closing Date have been paid or accrued in accordance with past custom and practice of the Companies and their Subsidiaries with respect to each Plan that is an “employee welfare benefit plan” (as defined in Section 3(l) of ERISA); and
(iii)    The Companies and their Subsidiaries are in compliance in all material respects with the provisions of the Patient Protection and Affordable Care Act of 2010, as amended (the “ACA”), and applicable regulations and other regulatory guidance issued under such act, and the Companies and their Subsidiaries have not received written notice of, and to Seller’s Knowledge there is no reason to expect any Tax or liability to be incurred as a result of the application of the ACA other than has been paid or accrued.
(f)          Each Plan which is an “employee welfare benefit plan” (as defined in Section 3(l) of ERISA) may be unilaterally amended or terminated in its entirety without liability except as to benefits accrued thereunder prior to such amendment or termination.

(g)          Except as otherwise set forth on Schedule 2.16(g), no Plan or Benefit Program or Agreement provides that payments pursuant to such Plan or Benefit Program or Agreement may be made in securities of the Companies, any Subsidiary of the Companies, or any Commonly Controlled Entity, nor does any trust maintained pursuant to any Plan or Benefit Program or Agreement hold any securities of the Companies, any Subsidiaries of the Companies or any Commonly Controlled Entity.
(h)          Each Plan or Benefit Program or Agreement that constitutes a "non-qualified deferred compensation plan" within the meaning of Section 409A of the Code, complies in both form and operation with the requirements of Section 409A of the Code so that no amounts paid pursuant to any such Plan or Benefit Program or Agreement is subject to tax under Section 409A of the Code.
2.17          Insurance. Schedule 2.17 lists each insurance policy maintained by or otherwise covering the Companies or any of their Subsidiaries and describes any self-insurance or co-insurance arrangements by or affecting the Companies or any of their Subsidiaries (the “Insurance Policies”).  Schedule 2.17 also sets forth the name of the insurer under each such policy, the type of policy, the expiration dates thereof, and the coverage amounts and applicable deductible thereunder since January 1, 2017.  All such Insurance Policies are in full force and effect, and no notice or, to Seller’s Knowledge, threat of a rate increase, non-renewal, cancellation or termination has been received by the Companies or any of their Subsidiaries with respect to any such Insurance Policy.  None of the Companies nor any of their Subsidiaries has failed to give any notice or present any material claim under any Insurance Policy in due and timely fashion or as required by any Insurance Policy.  The Companies have provided or made available to Buyer true, correct, and complete copies of all such policies of insurance set forth on Schedule 2.17. Except as set forth in Schedule 2.17, there are no provisions in the Insurance Policies providing for or allowing retroactive or retrospective premium adjustments. The Insurance Policies are sufficient for compliance with all requirements of all Legal Requirements and with all agreements to which any of the Companies or their Subsidiaries is a party.
2.18          Compliance with Laws.  Except as otherwise set forth on Schedule 2.18: (a) at all times since January 1, 2015, the Companies and their Subsidiaries have complied in all material respects with all Legal Requirements applicable to them or to the operation of the business; (b) no investigation, audit or review by any Governmental Authority with respect to the Companies or any of their Subsidiaries is pending or, to Seller’s Knowledge, threatened; (c) no written notices alleging a violation, or, to Seller’s Knowledge, any other written communication regarding, any violation, investigation relating to any violation, or threat to be charged with any violation, have been received by the Companies or any of their Subsidiaries, in each case except as would not reasonably be expected to result in a Material Adverse Effect; and (d) to Seller’s Knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time) would be reasonably expected to constitute or result in a failure by any of the Companies or their Subsidiaries to comply in all material respects with any Legal Requirement.

2.19          Environmental Matters.  Except as set forth on Schedule 2.19:
(a)          The Companies and each of their Subsidiaries and their respective properties and operations are and, during the relevant time periods specified in all applicable statutes of limitations, have been in compliance with Environmental Laws in all material respects;
(b)          The Companies and each of their Subsidiaries is in compliance in all material respects with, all Environmental Permits and none of such Environmental Permits will be terminated or impaired or become terminable as a result of the Transactions;
(c)          The Companies and each of their Subsidiaries and their respective properties and operations are not subject to any known, pending or, to Seller’s Knowledge, threatened Environmental Claims, nor has Seller, Companies or any of their Subsidiaries received any written notice of violation, noncompliance, or enforcement or any notice of investigation or remediation from any Governmental Authority pursuant to Environmental Laws;
(d)          There has been no Release of any Hazardous Substance by the Companies or any of their Subsidiaries or in connection with their properties or operations in violation in any material respect of any Environmental Laws or in a manner that could give rise to any investigation, monitoring, remedial, removal, response, containment or other remedial or corrective action obligations, or any natural resource damages or assessment, pursuant to Environmental Laws;
(e)          There have been no written complaints or, to Seller’s Knowledge, any other complaints alleged against the Companies or any of their Subsidiaries since January 1, 2017, under any Environmental Laws;
(f)          There have been no retaliation (whistleblower) complaints alleged against the Companies or any of their Subsidiaries since January 1, 2017, under any Environmental Laws;
(g)          The Companies and each of their Subsidiaries have received no notices, reports, letters, recommendations, or internal or external audits describing non-compliance with any Environmental Laws which have not been reviewed and certified in writing by qualified Environmental Safety and Health Professionals as corrected;
(h)          The Companies and each of their Subsidiaries have not assumed or retained by contract, Order or operation of any Legal Requirement any liability (i) of any Person (other than the Companies and each of their Subsidiaries) in respect of any Environmental Claim or pursuant to Environmental Laws, or (ii) with respect to any property formerly owned or operated by, or any business or operations formerly conducted by, either the Companies or any of their Subsidiaries;
(i)          The Companies and each of their Subsidiaries are not subject to laws governing Hazardous Waste Operations or Process Safety Management; and
(j)          For the avoidance of doubt, Environmental Laws are defined in Article 6 and include (but are not limited to) employee Safety and Health laws such as state and federal Occupational Safety and Health Acts.

2.20          Affiliated Transactions.  Except as set forth on Schedule 2.20 no director, officer, manager, stockholder, member, partner or any Affiliate of Seller or the Companies or any Subsidiaries of the Companies or, to Seller’s Knowledge, any individual in such director’s, officer’s, member’s, partner’s, holder’s or Affiliate’s immediate family or any entity controlled by any such director, officer, member, partner, stockholder or Affiliate of the Companies or any of their Subsidiaries, (i) is a party to any Contract or transaction with or (except under terms of employment, as applicable) provides any services to the Companies or any of their Subsidiaries, (ii) has any interest in any tangible or intangible property used by the Companies or any of their Subsidiaries, or (iii) owns, directly or indirectly, any material interest in any Person that competes with the Companies or any of their Subsidiaries in any material respect (it being agreed that the ownership of no more than one percent (1%) of any class of outstanding stock of any publicly traded corporation will not be deemed material for purposes of this Section 2.20) (clauses (i), (ii), and (iii) collectively, “Affiliated Transactions”).
2.21        Sufficiency, Title, and Condition of Assets.
(a)          The assets owned, leased, or licensed by the Companies and their Subsidiaries as of the date hereof (following transfer of the Excluded Assets and the Retained Real Property) and the Transferred Equipment and Assets constitute all material assets used in connection with the business of the Companies and their Subsidiaries, and such assets constitute all the assets necessary for the Companies and their Subsidiaries to continue to conduct their business in the same manner as it is presently being conducted or proposed to be conducted.
(b)          The Companies and their Subsidiaries have good and valid title to all of their assets (including the Transferred Equipment and Assets), not subject to any Lien, except for Liens disclosed on Schedule 2.21(b) and Liens created by Buyer.
(c)          Except as set forth in Schedule 2.21(c) and for physical damage for which adequate accruals are reflected in the Interim Financial Statements, the Rolling Stock, taken as a whole, (i) is in the Companies’ or any of their Subsidiaries’, as applicable, possession and control, (ii) is in good operating condition and repair and usable in the ordinary course of business (subject to normal wear, repairs, and maintenance), and (iii) is properly and currently licensed and registered and is otherwise in material conformance with applicable Legal Requirements and Permits.
(d)          Schedule 2.21(d) sets forth the Rolling Stock owned or leased by the Companies or any of their Subsidiaries at the Closing (and indicates whether such Rolling Stock is either owned or leased).
(e)          The buildings, improvements, machinery, equipment, personal properties, vehicles and other tangible assets of the Companies and their Subsidiaries located upon or used in connection with the Owned Real Property and Leased Real Property are operated in conformity in all material respects with all applicable Legal Requirements, are structurally sound (in the case of the buildings and improvements), are in good condition and repair, except for reasonable wear and tear not caused by neglect, and are usable in the ordinary course of business.  No capital expenditures relating to the Owned Real Property, Leased Real Property, or personal property (excluding only normal maintenance and repairs made consistently with past practice and which are required to be expensed for federal income tax purposes) or remediations suggested or required by any applicable Governmental Authority or insurer are necessary to carry on any of the Companies’ or their Subsidiaries’ business as it is presently conducted.

2.22         Labor and Employment Matters.
(a)           Except as set forth on Schedule 2.22(a):
(i)      none of the Companies nor any of their Subsidiaries is, are, or have been, a party to or bound by any collective bargaining agreement or other Contract with a labor union or other representative of employees and no such Contract is currently being negotiated;
(ii)     no employee of the Companies or their Subsidiaries (“Business Employee”) is represented by a labor union or similar representative and there have been no union certification or representation petitions with respect to any Business Employees or other individuals who have provided services to the Companies or any of their Subsidiaries and, to Seller’s Knowledge, no union organizing campaign or similar effort is pending or threatened with respect to any Business Employees;
(iii)     there is no legal, administrative or other claim, charge, complaint, settlement demand, labor dispute, grievance or arbitration proceeding pending or, to Seller’s Knowledge, threatened by or with respect to any Business Employee or any other individual who has provided services with respect to the Companies or their Subsidiaries. Since January 1, 2015, the Companies and their Subsidiaries have complied in all material respects with all Legal Requirements with respect to the employment or engagement of each Business Employee and each other individual who has provided services with respect to the Companies or their Subsidiaries (including the Fair Labor Standards Act and all such Legal Requirements regarding wages and hours, labor laws and regulations, timekeeping and recording of hours worked, classification of employees and contractors, anti-discrimination statutes and provisions, anti-retaliation statutes and provisions, anti-harassment statutes and provisions, recordkeeping, employee leave, employee accommodations, Tax withholding and reporting, applicable employment contracts, worker’s compensation, immigration and safety) and as of the Closing Date, each Business Employee and any other individual who has provided services with respect to the Companies and Subsidiaries will have been paid all wages, bonuses, compensation and other sums owed to such Business Employee or other individual as of such date or the appropriate amounts will have been accrued;
(iv)      since January 1, 2015, the Company and its Subsidiaries have not been made aware of any internal complaints, and have not opened any internal investigations, regarding discrimination, harassment, hostile work environment, whistleblower retaliation, or retaliation of any kind;
(v)       the Companies and their Subsidiaries have implemented written internal complaint and investigation procedures that cover employee complaints regarding discrimination, harassment, or hostile work environment;

(vi)      since January 1, 2015, there has not been any strike, slowdown, picketing, work stoppage, lockout, employee grievance process, union organizational activity, or other labor dispute involving the Companies or any of their Subsidiaries;
(vii)     with respect to all Business Employees and former employees and contractors of the Companies and their Subsidiaries, since January 1, 2015, there has not been any proceeding relating to the alleged violation of any Legal Requirement pertaining to labor relations, including any charge or complaint filed with the National Labor Relations Board, or any comparable Governmental Authority and there has not been any material proceeding relating to any alleged violation of any Legal Requirement pertaining to employment or wage practices, including any charge or complaint filed with the Equal Employment Opportunity Commission, U.S. Department of Labor, or any comparable Governmental Authority; and
(viii)     since January 1, 2015, none of the Companies nor any of their Subsidiaries has agreed to recognize a collective bargaining agent.
(b)          Except as set forth in Schedule 2.22(b):
(i)        no Business Employee is on maternity, paternity, shared parental, adoption, or parental leave or other leave or has been absent due to a health condition, disability, or the health condition or disability of an immediate family member, for more than one continuous month;
(ii)       no Business Employee is on short term disability leave or any similar leave related to disability or illness pursuant to any disability leave policy, law, statute, ordinance, or regulation; and
(iii)      no Business Employee has been granted an employment accommodation affecting the material terms and conditions of employment, such as modified hours of work, modified attendance requirements, modified job functions or duties, or modified work materials, pursuant to the Americans With Disabilities Amendments Act or any similar law, statute, ordinance, or regulation.
(c)          Seller warrants and represents that it has complied in all material respects with immigration laws pertaining to the employment of Business Employees, and the Companies and their Subsidiaries have documentation regarding their respective Business Employees, including Form I-9 Employment Eligibility Verifications or applicable Visa documents, confirming that each Business Employee is legally authorized to work in the United States, sufficient to pass external audit by a Governmental Authority.  Seller further warrants and represents that neither Seller nor the Companies or any of their Subsidiaries have knowingly entered into contracts or other employment agreements with individuals or entities not authorized to work in the United States.  Schedule 2.22(c) contains a complete and accurate list of all Business Employees who, as of the Closing Date, are legally authorized to work in the United States pursuant to a valid work visa, and includes the type of work visa and the expiration date of said visa.

2.23          Owner-Operators.
(a)          Except as set forth on Schedule 2.23(a):
(i)       with respect to all current owner-operators and former owner-operators and contractors of the Companies and their Subsidiaries, there is not currently, and since January 1, 2017, there has not been, any claim, proceeding or audit relating to misclassification of an independent contractor including, but not limited to, wage and hour claims; unemployment or worker’s compensation benefit, tax or premium claims; employee benefit claims; paycheck deduction or withholding claims; or any other claims that an independent contractor or employee of an owner-operator or independent contractor was, or is, an employee of any of the Companies or their Subsidiaries, or is, or was, entitled to payments from any of the Companies or their Subsidiaries under a law or regulation governing the employer-employee relationship;
(ii)      with respect to all current owner-operators and former owner-operators and contractors of the Companies and their Subsidiaries, the Companies and their Subsidiaries require as part of their contracts, documented proof of occupational accident and/or workers compensation insurance and liability insurance and the Companies and their Subsidiaries possess proof of such insurance for each owner-operator and contractor engaged as of the Closing Date;
(iii)     with respect to all current owner-operators and former owner-operators and contractors of the Companies and their Subsidiaries, the Companies and their Subsidiaries require, as part of their contracts, that the Companies and their Subsidiaries be named as additional insureds on the occupational accident and/or workers compensation and liability insurance policies of all owner-operators and former owner-operators and contractors, and the Companies and their Subsidiaries possess evidence that the applicable Company or Subsidiary thereof is named as a certificate holder for the occupational accident and/or workers compensation insurance policies and as an additional insured on liability insurance policies for each owner-operator and contractor engaged as of the Closing Date;
(iv)     all drivers currently operating commercial motor vehicles in connection with a contract between any Companies and their Subsidiaries and any owner-operator or contractor of the Companies and their Subsidiaries, are required to have a current valid license to operate the vehicle(s) assigned to such driver and be in compliance with any requirements or criteria established by any department of transportation, and the Companies and their Subsidiaries are in possession of proof of the same for each owner-operator and contractor engaged as of the Closing Date;
(v)     with respect to all current owner-operators and former owner-operators and contractors of the Companies and their Subsidiaries, the Companies and their Subsidiaries require, as part of their contracts, that owner-operators and contractors provide annual inspection reports, as required by federal department of transportation regulations, on the equipment covered by the contract, and the Companies and their Subsidiaries are in possession of such annual inspection reports for each owner-operator or contractor engaged as of the Closing Date; and

(vi)    there are no current disputes regarding independent contractor operating agreements between owner-operators and contractors, on the one hand, and the Companies and their Subsidiaries, on the other hand.
(b)          Each of the Companies’ and their Subsidiaries’ contracts with its owner-operators complies in all material respects with the federal truth-in-lending regulations set forth in 49 C.F.R. Part 376, and in the past three years, all payments, deductions, chargebacks, and other actions of the Companies or any of their Subsidiaries with regard to their owner-operators have complied in all material respects with the terms and conditions of such contracts and regulations.
(c)          Each of the Companies’ and their Subsidiaries’ contracts with its owner-operators (i) complies in all material respects with all applicable Legal Requirements, (ii) has been duly and validly executed and delivered by a Company or a Subsidiary thereof, as applicable, and, to Seller’s Knowledge, the respective owner-operator, (iii) is in full force and effect and is valid and enforceable in accordance with its terms, and (iv) does not require the consent of any Person in connection with the transactions contemplated by this Agreement. To Seller’s Knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time or both) would be reasonably expected to contravene, conflict with or result in a breach of, or give the Companies or any of their Subsidiaries or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate, or modify any contract between any Company or any of their Subsidiaries and an owner-operator.
(d)          Schedule 2.23(d) is a true, correct, and complete listing, as of the relevant date, of all of the escrowed funds held by the Companies or any of their Subsidiaries for each owner-operator, in all material respects, and a listing of any amounts owed to the Companies or any of their Subsidiaries by each owner-operator in accordance with the terms of any contract between any Company or any of their Subsidiaries and an owner-operator, all of which are reflected on the Latest Balance Sheet and included in the calculation of Estimated Aggregate Closing Consideration.
2.24      Permits; Safety.
(a)          All Permits possessed by the Companies and their Subsidiaries are set forth on Schedule 2.24(a).  The Companies and their Subsidiaries possess all Permits required to operate their business as presently conducted. Such Permits are in full force and effect, and (i) no Proceeding is pending, (ii) to Seller’s Knowledge, no Proceeding is threatened, and (iii) to Seller’s Knowledge, no events have occurred, in each case which would reasonably be expected to result in the revocation, reclassification, or limitation of any material Permit. The Companies and their Subsidiaries have not received any written notice of or, to Seller’s Knowledge, any other communication regarding (i) any actual or possible violation of any Permit or any failure to comply with any term or requirement of any Permit, or (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination, or modification of any Permit.
(b)          Except as set forth on Schedule 2.24(b), none of the Permits held by the Companies or their Subsidiaries required to operate their business in all material respects as presently conducted will be terminated or impaired or become terminable as a result of the Transactions.

(c)          None of the Companies nor any of their Subsidiaries has an unsatisfactory or conditional safety and fitness rating from the Federal Motor Carrier Safety Commission (“FMCSA”), or its predecessor the Federal Highway Administration (“FHWA”), as a result of a compliance review by the FMCSA or FHWA, and there is no compliance review or related proceeding currently pending.
(d)          The Companies and their Subsidiaries have implemented all policies and procedures required by FMCSA, including but not limited to, a drug and alcohol policy, and current owner-operators and contractors of the Companies and their Subsidiaries are required to adhere to such drug and alcohol policy.
(e)          The Companies and their Subsidiaries have taken reasonable corrective action in compliance in all material respects with federal department of transportation regulations, with respect to all instances of which Seller, the Companies or the Companies’ Subsidiaries became aware where a driver (i) tested positive for drugs or alcohol, (ii) was driving without a valid license to operate his or her vehicle, (iii) was involved in a tow-away, injury, or fatal accident, or (iv) was found to have violated hour-of-service requirements.
2.25          Bank Accounts; Powers of Attorney; Investments; Derivatives.  Schedule 2.25 sets forth (a) the names and locations of all banks, trusts, companies, savings and loan associations and other financial institutions at which the Companies or any of their Subsidiaries maintain safe deposit boxes, an account, credit line, lock box or other accounts of any nature with respect to their business, and the account numbers with respect to each of the foregoing, (b) the names of all Persons authorized to draw thereon, make withdrawals therefrom or have access thereto, (c) the names of all Persons, if any, holding powers of attorney from the Companies or any of their Subsidiaries, and a summary statement of the terms thereof, (d) all certificates of deposit, debt, or equity securities and other investments owned, beneficially or of record, by the Companies or any of their Subsidiaries, and (e) any outstanding obligations in respect of a derivative transaction including any foreign exchange transaction.
2.26          Loans to Officers, Managers, Partners, and Directors.  Except as set forth on Schedule 2.26, none of the Companies or any of their Subsidiaries have outstanding any loans or advances to any officer, manager, partner, or director of the Companies or any Subsidiaries thereof (as applicable).
2.27          Bribery of Public Officials and Witnesses; Foreign Corrupt Practices Act.
(a)          None of the Companies nor any of their Subsidiaries have violated, attempted, planned, promised to or otherwise acted in contradiction to the anti-bribery and corruption provisions of 18 U.S.C. § 201(b) and (c) or any regulations or rules promulgated thereunder (the “Anti-Kickback Statutes”) except where the failure to so comply would not result in a material liability to or limitation on the Companies or any of their Subsidiaries.  None of the Companies nor any of their Subsidiaries have received written notice from any Governmental Authority of, or been investigated by any Governmental Authority with respect to, any violation by the Companies, any Subsidiaries of the Companies or any employee of the Companies or any of their Subsidiaries, of the Anti-Kickback Statutes and, to Seller’s Knowledge, no such investigation has been threatened or is pending.

(b)          (i) the Companies and their Subsidiaries are in compliance with the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”), except where the failure to so comply would not result in a material liability to or limitation on the Companies or any of their Subsidiaries, taken as a whole, and (ii) since January 1, 2012, the Companies and their Subsidiaries have not been investigated by any Governmental Authority with respect to, or been given written notice by a Governmental Authority of, any violation by Seller, the Companies, or any of the Companies’ Subsidiaries of the FCPA.
2.28          Customers.  Schedule 2.28 sets forth the names of the twenty (20) largest customers of the Companies by recognized revenues for each of the years ended June 30, 2017, and June 30, 2018 (the “Material Customers”).  Except as set forth in Schedule 2.28, (a) all Material Customers continue to be customers of the Companies; (b) none of the Companies has received any notice, nor to Seller’s Knowledge is Seller or any of the Companies otherwise aware, that any Material Customer intends to reduce materially its business with the Companies from the levels achieved during the year ended June 30, 2018; (c) since June 30, 2018, no Material Customer has terminated its relationship with the Companies or threatened to do so; (d) since June 30, 2018, no Material Customer has modified or notified the Companies, nor to Seller’s Knowledge is Seller or any of the Companies otherwise aware, that any Material Customer intends to modify its relationship with the Companies in a manner which is less favorable in any material respect to the Companies; and (e) none of the Companies is involved in any material claim, dispute or controversy with any Material Customer.  No Material Customer has threatened, or to Seller’s Knowledge reasonably may be expected, to take any of the actions described in this Section 2.28 as a result of the Transactions.
2.29          Disclosure.  None of the representations, warranties or statements contained in this Agreement, in the Disclosure Schedules or Exhibits hereto, or in any of the Transaction Documents contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make any of such representations, warranties or statements, in the context in which made, not false or misleading. Copies of all documents furnished by or on behalf of the Companies, the Companies’ Subsidiaries, and Seller to Buyer or their representatives pursuant to the terms of this Agreement and the Transaction Documents are complete and accurate. All documents (or copies thereof) and summaries of all oral agreements referred to in the Disclosure Schedules or Exhibits hereto have been made available to Buyer.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer represents and warrants to Seller as follows:
3.01          Good Standing.  Buyer is a corporation existing and in good standing under the laws of the State of Maine.
3.02          Power and Authority; Authorization.  Buyer has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder or thereunder.  The execution, delivery and performance of this Agreement and each other Transaction Document by Buyer and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of Buyer, and no other corporate proceedings on Buyer’s part are necessary to authorize the execution, delivery or performance of this Agreement and each other Transaction Document to which Buyer is a party.

3.03          Enforceability.  This Agreement has been duly executed and delivered by Buyer, and assuming that this Agreement is a valid and binding obligation of Seller, this Agreement constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Legal Requirements affecting creditors’ rights and general principles of equity affecting the availability of equitable remedies.  Each other Transaction Document to which Buyer is a party, has been (or are being in connection with the execution and delivery of this Agreement) duly executed and delivered by Buyer, and assuming that such other Transaction Documents are valid and binding obligations of the other parties thereto, each such Transaction Document constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Legal Requirements affecting creditors’ rights and general principles of equity affecting the availability of equitable remedies.
3.04          No Conflicts.  Except as set forth on Schedule 3.04, the execution, delivery and performance by Buyer of this Agreement and each other Transaction Document to which it is a party and the consummation of the Transactions do not conflict with or result in any breach of, constitute a default under, result in a violation of, result in the creation of any Lien upon any assets of Buyer, or require any authorization, consent, approval or other action by or notice to any Governmental Authority or other third party that has not been obtained, under the provisions of Buyer’s certificate of incorporation or bylaws, or any Contract or other instrument to which Buyer is bound, or any Legal Requirement to which Buyer is subject.
3.05          Litigation.  There are no Proceedings pending against or affecting Buyer or its Subsidiaries at law or in equity, by or before any Governmental Authority, or arbitration or mediation authority, which would reasonably be expected to adversely affect Buyer’s performance under any Transaction Document to which Buyer is a party or the consummation of the Transactions.
3.06          Brokerage.  There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Transactions based on any arrangement or other Contract made by or on behalf of Buyer, except those that will be satisfied or otherwise borne by Buyer (and not satisfied or otherwise borne by Seller or any of its owners or Affiliates).
3.07          Investment Representation.  Buyer is acquiring the Equity Interests and the equity interests of any Subsidiaries of the Companies for its own account with the intention of holding such equity interests for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities laws.  Buyer is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act.  Buyer acknowledges that the Equity Interests and the equity interests of any Subsidiaries of the Companies have not been registered under the Securities Act or any state or foreign securities laws and that the Equity Interests and the equity interests of any Subsidiaries of the Companies may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation, or other disposition is pursuant to the terms of an effective registration statement under the Securities Act and the Equity Interests and the equity interests of any Subsidiaries of the Companies are registered under any applicable state or foreign securities laws or sold pursuant to an exemption from registration under the Securities Act and any applicable state or foreign securities laws.

ARTICLE 4
ADDITIONAL AGREEMENTS
4.01        Tax Matters.
(a)          Seller shall prepare or cause to be prepared all Tax Returns of the Companies and their Subsidiaries required to be filed after the Closing Date (as well as any Tax Returns for such periods reflecting Amendment Items) for all Pre-Closing Periods (collectively, the “Seller Prepared Returns”). Such Tax Returns shall be prepared on a basis consistent with the past practice of the Companies (and their Subsidiaries), except (i) as otherwise required by applicable Legal Requirements, and (ii) upon approval of Buyer, with such approval not to be unreasonably withheld, conditioned, or delayed, with respect to the Amendment Items.  At least 30 days prior to the date on which each such Tax Return is to be filed, if such Tax Return relates to a Pre-Closing Period, Seller shall submit such Tax Returns, together with all supporting documentation and work papers, to Buyer for review and comment. Seller will cause each such Tax Return to be timely filed and will provide a copy to Buyer.
(b)          Buyer shall prepare or cause to be prepared all Tax Returns of the Companies and their Subsidiaries required to be filed after the Closing Date for all Post-Closing Periods and all Straddle Periods (collectively, the “Buyer Prepared Returns”).  Such Tax Returns for the Straddle Periods shall be prepared on a basis consistent with the past practices of the Companies (and their Subsidiaries), except as otherwise required by applicable Legal Requirements. At least 30 days prior to the date on which each such Tax Return is to be filed, if such Tax Return relates to a Straddle Period, Buyer shall submit such Tax Returns, together will all supporting documentation and work papers, to Seller for review and comment. Buyer will cause each such Tax Return to be timely filed and will provide a copy to the Seller.  With respect to Tax Returns for the Straddle Period, Seller shall pay Buyer for the Taxes paid with respect to such Tax Returns for the portion of the Straddle Period which ends on and includes the Closing Date. Buyer shall request such payment in writing, setting forth in detail the computation of the amount owed by the Seller. Such payment by Seller shall be made no later than 10 days prior to the due date for paying such Taxes without regard to the indemnification limitations in Article 5.
(c)          In completing any Tax Return for a Straddle Period, the Transaction Expenses and any other applicable expenses of the Companies or their Subsidiaries associated with the Transaction shall, to the extent properly deductible for federal income Tax purposes as determined by Buyer in its reasonable discretion (following consultation with Seller), be separately reported and allocated to a Pre-Closing Period Tax Return. Except as required by applicable Legal Requirements, to the extent that Buyer makes an allocation of a pre-Closing expense or deduction that results in an expense or deduction that could be properly deductible in a Pre-Closing Period return being allocated or deducted in a post-closing federal Tax Return of the Companies, and such allocation results in an increase in Tax liability of the Companies or their Subsidiaries which, under this Agreement, results in a potential claim by Buyer against the Indemnity Escrow Account shall not be a valid claim against the Escrow Account.

(i)       The Buyer and Seller agree that to the extent the Disregarded Entities are treated as “disregarded entities” (as described in Treasury Regulation Section 301.7701-2(c)(2)) for federal Tax purposes, the purchase of the equity interests of the Disregarded Entities shall be treated as a purchase of the assets of the Disregarded Entities. The portion of the purchase price for the equity interests of the Disregarded Entities (as determined for applicable Tax purposes) to be allocated to the asset classes set forth on Exhibit E shall be allocated among the assets of the Disregarded Entities as set forth on Exhibit E attached hereto. After the Closing, Buyer and Seller shall further allocate the balance of the  purchase price among the assets of the Disregarded Entities in accordance with Section 1060 of the Code and Treasury Regulations thereunder. Buyer and Seller agree to timely file IRS Form 8594, Asset Acquisition Statement consistent with the allocation of the purchase price as set forth on Exhibit E attached hereto, and any similar form required under state or local law in accordance with applicable Legal Requirements.  For completeness, the assets of Buckler Distribution Center, L.P. are also set forth on Exhibit E attached hereto.
(ii)     In the event that there is an adjustment to the purchase price, Seller and the Buyer shall revise the allocation set forth on Exhibit E to reflect such adjustment.
(d)          Except as otherwise required by applicable law (including in connection with a voluntary disclosure), Buyer will not amend (or cause to be amended) any Tax Return of the Companies, for any Pre-Closing Period or Straddle Period, or make (or cause to be made) any Tax election that has retroactive effect to any Pre-Closing Period or Straddle Period, in each case without the prior written consent of Seller which consent will not be unreasonably withheld, conditioned or delayed, it being understood that such consent will be deemed unreasonably withheld if such Tax Return is required by law to be amended or if such Tax election is required by law to be made (including in connection with a voluntary disclosure agreement) and in each case Seller is held harmless by Buyer for all liability, cost, and expense related to such amendment.
(e)          Except as set forth in Section 4.01(a), Seller will not amend (or cause to be amended) any Tax Return of the Companies without the prior written consent of the Buyer, which consent the Buyer may withhold at the Buyer’s sole discretion; provided, that Seller may amend Tax Returns of the Companies with respect to the Amendment Items upon approval of Buyer, such approval not to be unreasonably withheld, conditioned, or delayed.
(f)          Buyer and Seller shall attempt in good faith to resolve any disagreements regarding any Buyer Prepared Return and Seller Prepared Return prior to the filing due date (including applicable extensions).  In the event that Buyer and Seller are unable to resolve any dispute with respect to such Buyer Prepared Return or Seller Prepared Return, such dispute shall be resolved by an independent accounting firm mutually acceptable to both Buyer and Seller. The fees and expenses of such accounting firm shall be borne equally by Seller, on the one hand, and Buyer on the other.  If any dispute with respect to a Buyer Prepared Return or Seller Prepared Return is not resolved prior to the applicable filing due date (including applicable extensions), such Buyer Prepared Return or Seller Prepared Return shall be filed in the manner that Buyer, in its reasonable judgment, deems correct and consistent with this Agreement; provided, however, that such Buyer Prepared Return or Seller Prepared Return shall be amended to the extent necessary to reflect the subsequent resolution of any such dispute by the independent accounting firm.

(g)           In the case of such Taxes that are payable with respect to any Straddle Period, the portion of any such Taxes that is attributable to the portion of the period ending on the Closing Date shall be:
(i)       in the case of Taxes that are either (A) based upon or related to income or receipts, or (B) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible), deemed equal to the amount that would be payable if the Tax period of the Companies and their Subsidiaries ended with (and included) the Closing Date; provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the period ending on and including the Closing Date and the period beginning after the Closing Date in proportion to the number of days in each period; and
(ii)      in the case of Taxes that are imposed on a periodic basis with respect to the assets or capital of the Companies or any of their Subsidiaries, deemed to be the amount of such Taxes for the entire Straddle Period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction the numerator of which is the number of calendar days in the portion of the period ending on and including the Closing Date and the denominator of which is the number of calendar days in the entire period.
(h)          Buyer and Seller shall cooperate fully as and to the extent reasonably requested by the other party in connection with the filing of Tax Returns, the filing of amended Tax Returns (including, without limitation, amended Tax Returns), and any audit, litigation, or other proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the assets, operations or activities of the Companies and their Subsidiaries.  Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Return, amended Tax Return, or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  Each of Seller and Buyer agrees, upon request of the other, to use commercially reasonable efforts to obtain any certificate or other documentation from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on Buyer, the Companies (and their Subsidiaries), or Seller, including, but not limited to, with respect to the transactions contemplated hereby; provided, however, that (unless required by Legal Requirements) Seller will not be required to take any action that would impose or increase any obligation on the part of Seller, or create or increase any claim against the Indemnity Escrow Account unless Buyer holds Seller harmless from such action.  The Companies (and Subsidiaries of the Companies) and Seller shall (i) retain all books and records with respect to Tax matters pertinent to the Companies and their Subsidiaries relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Companies or Seller, as the case may be, shall allow the other party to take possession of such books and records.  Notwithstanding the above, the control and conduct of any Tax Proceeding that is a third-party action shall be governed by Section 5.05.

(i)       All transfer, documentary, sales, use, stamp, registration or other similar Taxes imposed on the Companies or any of their Subsidiaries or Seller directly or indirectly as a result of the transactions contemplated by this Agreement (collectively, “Transfer Taxes”) and any penalties or interest with respect to the Transfer Taxes will be borne fifty percent (50%) by Seller and fifty percent (50%) by Buyer; provided, however, notwithstanding the foregoing, all costs related to the transfer or assignment of the Transferred Equipment and Assets and Retained Real Property, including, without limitation, any associated Transfer Taxes, will be borne one hundred percent (100%) by Seller.  The Buyer will file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes.  Buyer and Seller will cooperate in the filing of any returns with respect to the Transfer Taxes, including promptly supplying information in their possession that is reasonably necessary to complete such Tax Returns.  Buyer and Seller shall cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.
4.02          Further Assurances.  From time to time from and after the Closing, as and when reasonably requested by the other party, Seller and Parent, on the one hand, and Buyer and its Affiliates, on the other hand, shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as Buyer or Parent may reasonably deem necessary to evidence and effectuate the Transactions.  In furtherance and not in limitation thereof, Parent shall provide to Buyer (i) delivery of certificates of title and other indicia of ownership relating to the Transferred Equipment and Assets that may be received from counterparties to the Payoff Letters or otherwise may be in the possession of Parent or any subsidiary of Parent following Closing, (ii) evidence of payment of Transfer Taxes (if any) relating to the transfer of the Transferred Equipment and Assets at or prior to Closing, and (iii) if requested by Buyer or its Affiliates, assistance with respect to any claim by Buyer (or one of its Affiliates) under the R&W Policy.
4.03          Release.
(a)             Effective as of the Closing, Seller and Parent on their behalf and on behalf of each member of the Seller Group, hereby finally, unconditionally, irrevocably and absolutely forever release, acquit, remise and discharge, to the fullest extent permitted by applicable Legal Requirements, each member of the Company Group, both individually and in their official capacities, from any and all claims of whatsoever kind or character arising as a result of any event or condition, or action or inaction of any member of the Company Group, from the beginning of time until the Closing, whether known or unknown, absolute or contingent, at law or in equity, which any member of the Seller Group ever had, now has, or ever may have against any member of the Company Group, including, without limitation, in any member of the Seller Group’s capacity as a stockholder of the Companies and pursuant to any contract between such stockholder and any member of the Company Group (“Seller Released Claims”); provided, however, that the foregoing release and discharge shall not apply to any (w) right to indemnification whether under the Companies’ and their Subsidiaries’ Organizational Documents or  under a written indemnification agreement entered into by any of the Companies or their Subsidiaries (as applicable) and such officer, director, member, partner, or manager of the Companies or their Subsidiaries (as applicable) prior to the date hereof, with respect to a claim against any member of the Seller Group by a third party that seeks to impose monetary liability by virtue of an act or omission committed by such officer, director, member, partner, or manager, in his or her capacity as an officer, director, member, partner, or manager of the Companies or their Subsidiaries, (x) rights and claims arising from or in connection with this Agreement or any Transaction Document (including claims arising after Closing under the Related Party Leases), (y) compensation for services rendered and reimbursement of expenses payable to any member of the Seller Group in such Person’s capacity as an employee or officer of the Companies in the ordinary course of business relating to the pay period in which the Closing occurs, or (z) rights and claims arising from any member of the Seller Group’s employment relationship with the Company Group for any period beginning after the Closing.

(b)          THE RELEASE IN SECTION 4.03(a) IS SPECIFICALLY INTENDED TO OPERATE AND BE APPLICABLE EVEN IF IT IS ALLEGED, CHARGED OR PROVEN THAT ALL OR SOME OF THE CLAIMS OR DAMAGES RELEASED WERE SOLELY AND COMPLETELY CAUSED BY ANY ACTS OR OMISSIONS, WHETHER NEGLIGENT, GROSSLY NEGLIGENT, INTENTIONAL OR OTHERWISE, OF OR BY (AND WHETHER DIRECTLY OR INDIRECTLY BY AGENTS OR REPRESENTATIVES OF) THE COMPANY GROUP.
(c)          Seller represents and warrants that it has not transferred, pledged, assigned or otherwise hypothecated to any other Person all or any portion of Seller Released Claims (or any claims that would constitute Seller Released Claims but for any such transfer, pledge or assignment) or any rights or entitlements with respect thereto.
(d)          Seller acknowledges that the provisions of Section 4.03(a) are valid, fair, adequate and reasonable and were agreed to with its full knowledge and consent, were not procured through fraud, duress or mistake and have not had the effect of misleading, misinforming or failing to inform Seller. Seller further acknowledges that, in signing the release set forth in Section 4.03(a), it has not relied on any promises or representations, express or implied, that are not referred to herein.
(e)          Seller, on its own behalf and on behalf of each member of the Seller Group, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, or assisting any party in the commencement of any action, proceeding, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) of any kind against any member of the Company Group based upon any Seller Released Claims purported to be released hereby. Seller understands that it is, on its own behalf and on behalf of each member of the Seller Group, expressly waiving all claims against the Company Group covered by the release set forth in Section 4.03(a), including those claims that he, she or it may not know of or suspect to exist, that, if known, may have materially affected the decision to provide the release set forth in Section 4.03(a), and Seller is, on its own behalf and on behalf of each member of the Seller Group, expressly waiving any rights under applicable Legal Requirements that provide to the contrary. Seller agrees that if it violates any provision of this Section 4.03, it shall pay all costs and expenses of defending against any related or resulting suit or other proceeding incurred by the applicable member of the Company Group released hereunder, including reasonable attorneys’ fees.

4.04          Restrictive Covenants.  In (i) consideration for Buyer’s acquisition of the Equity Interests and the transfer of the goodwill associated therewith, (ii) order to protect the goodwill obtained by Buyer and transferred by Seller as a result of the Transactions, and (iii) order to satisfy certain conditions to the consummation of the Transactions and as a material inducement and express incentive for Buyer to enter into this Agreement, Seller expressly agrees to the provisions of this Section 4.04.
(a)          Covenant Not To Compete. Seller and Parent covenant and agree that, during the five-year period beginning on the Closing Date, Seller and Parent shall not, and Seller and Parent shall cause any controlled Affiliates of Seller or Parent not to, directly or indirectly, enter into any new Contract to provide Dedicated Trucking Services or Flatbed Trucking Services (i) where the customer’s facility is an origin or pick-up location in the Restricted Territory and/or a destination or delivery location in the Restricted Territory, or (ii) for auto parts delivery directly to dealers and retailers of auto manufacturers’ locations anywhere in the United States.
(b)          Buyer acknowledges and agrees that Seller, Parent, and their Affiliates are in the business of providing trucking services, including Dedicated Trucking Services and Flatbed Trucking Services, to many customers and will continue to provide such services after the Closing Date and, for the avoidance of doubt, this Section 4.04 does not restrict Seller, Parent, or their Affiliates from providing trucking services, including Dedicated Trucking Services and Flatbed Trucking Services, except as specifically set forth herein.
(c)          Non-Solicitation of Employees.  During the five-year period beginning on the Closing Date, Seller and Parent shall not, and Seller and Parent shall cause any controlled Affiliates of Seller and Parent not to, without the prior written consent of Buyer, directly or indirectly, cause, solicit, induce or encourage to leave the employment or engagement of the Companies, Subsidiaries of the Companies, or their Affiliates, or solicit, hire, engage or employ, or cause any other Person to solicit, hire, engage or employ any employee employed by the Companies or any of their Subsidiaries, as of the Closing or during such five-year period, unless such employee’s retention or employment had ceased for the preceding six months; provided that (x) general advertising, including Internet postings and use of search firms, shall not be deemed a breach hereof, nor shall hiring or retaining any Person who responds to such a general advertisement and (y) nothing in this Agreement shall prohibit Seller or any other Person from engaging any professional services firm or other third party advisor or contractor that provides services to multiple clients.
(d)          Limited Non-Solicitation of Material Customers. During the five-year period beginning on the Closing Date, Seller and Parent shall not, and Seller and Parent shall cause any controlled Affiliates of Seller and Parent not to, without the prior written consent of Buyer, directly or indirectly, cause, solicit, induce or encourage the Material Customers to provide Committed Trucking Services in the Restricted Territory.
(e)          No Interference with Suppliers.  Seller and Parent agree that, during the five-year period beginning on the Closing Date, Seller and Parent shall not, and shall not permit any controlled Affiliate of Seller, Parent, or any Person acting at Seller’s or Parent’s direction or with Seller’s or Parent’s encouragement to, directly or indirectly solicit, encourage, support, cause or attempt to cause any Supplier to cease or lessen such Supplier’s business with the Companies, Subsidiaries of the Companies, or with Buyer or any of its Affiliates. For purposes of this Agreement, the term “Supplier” means any material supplier of goods or services to the Companies or any of their Subsidiaries as of the Closing or during such five-year period.

(f)          Seller’s and Parent’s Acknowledgements and Representations.  Seller and Parent expressly acknowledge and agree that the restrictions set forth herein are reasonable in all respects and are no greater than necessary to protect Buyer’s and its Affiliates’ (including the Companies’) legitimate business interests, including the preservation of trade secrets, valuable confidential and professional information, and the goodwill that Seller is conveying to Buyer under this Agreement.
(g)          Reformation; Severability of Provisions.  The parties expressly acknowledge and agree that the restrictions contained herein are reasonable and no greater than necessary to protect the legitimate interests of Buyer and its Affiliates.  However, if any covenant set forth in this Agreement is determined by any court to be unenforceable by reason of its extending for too great a period of time or over too great a geographic area, or by reason of its being too extensive in any other respect, such covenant shall be reformed and interpreted to extend only for the longest period of time and over the greatest geographic area, and to otherwise have the broadest application as shall be enforceable.  The invalidity or unenforceability of any particular provision (or part thereof) of this Agreement shall not affect the other provisions hereof (or parts thereof), which shall continue in full force and effect.  Without limiting the foregoing, the covenants contained herein shall be construed as separate covenants covering their respective subject matters.
(h)          Injunctive Relief.  Seller and Parent acknowledge that (a) the provisions of this Section 4.04 are reasonable and necessary to protect the legitimate interests of Buyer, and (b) any violation of this Section 4.04 will result in irreparable injury to Buyer, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such violation would not be reasonable or adequate compensation to Buyer for such a violation.  Accordingly, Seller and Parent agree that if Seller or Parent violates the provisions of this Section 4.04, Buyer, in addition to all other remedies which may be available to it at law or in equity, shall be entitled to specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual damages. Such relief will not be exclusive, but will be in addition to all other relief available to Buyer and its Affiliates, at law and equity.
4.05          Non-Use of Certain Names.  Within 60 days following the Closing, Buyer shall and shall cause its Affiliates (including the Companies and their Subsidiaries after the Closing) to cease using the term “Celadon” and any other word, expression or identifiers of source confusingly similar thereto or constituting an abbreviation, derivation or extension thereof, including removing, or causing to be removed, all such names, marks or logos from wherever they may appear on the Companies’ and their Subsidiaries’ assets, disposing of any unused stationery and literature of the Companies and their Subsidiaries bearing the such marks.  Immediately upon the Closing, Seller shall and shall cause its Affiliates to cease using the terms “A&S,” “Kinard,” “Hunt Valley,” and “Buckler,” and any other word, expression or identifiers of source confusingly similar thereto or constituting an abbreviation, derivation or extension thereof, including removing, or causing to be removed, all such names, marks or logos from wherever they may appear on the Companies’ and their Subsidiaries’ assets, disposing of any unused stationery and literature of the Companies and their Subsidiaries bearing the such marks. For the avoidance of doubt, Seller and its post-Closing Affiliates shall be permitted and the rights of Seller and its post-Closing Affiliates shall not be affected with respect to its and their right to use the term “Celadon” or any related term or combination thereof following the Closing.

4.06          R&W Policy.  Buyer has obtained buyer-side transaction risk insurance policies underwritten by Everest Indemnity Insurance Company and AIG Specialty Insurance Company which are effective at Closing (collectively, the “R&W Policy”), insuring Buyer for certain Losses due to certain breaches of representations and warranties of Seller under Article 2, such policies in form reasonably satisfactory to Seller. At least 5 days prior to Closing, Buyer has provided Seller with the proposed R&W Policy coverage, exclusions, deductibles, limits, premiums, and other costs.  Notwithstanding anything in this Agreement to the contrary, Buyer and Seller shall each pay 50% of all costs and expenses related to the R&W Policy, including the total premium, underwriting costs, brokerage commissions, and Taxes related to such policy and fees and expenses of such policy.
4.07          Access to Books and Records.  Buyer shall, and shall cause the Companies and their Subsidiaries to, maintain until the seventh (7th) anniversary of the Closing Date, all books and records (including books of account, general, financial and operating records, invoices and other documents, records and files) relating to any of the Companies or their Subsidiaries or any asset or liability of the Companies or their Subsidiaries prior to the Closing Date in the manner such books and records are maintained immediately prior to the Closing Date. After the Closing, Buyer shall, and shall cause the Companies and their Subsidiaries to, provide Parent, Seller and their Representatives with access to, upon prior reasonable request, during regular business hours, (a) the officers and employees of the Companies and their Subsidiaries, (b) the books and records, and (c) reasonable cooperation and assistance, in each case, relating to the assets, liabilities or business of any of the Companies or their Subsidiaries prior to the Closing, including, without limitation, in connection with the audit or restatement of Parent’s historical financial statements, and Parent, Seller and their Representatives will have the right to make copies of such books and records and their sole expense. For purposes of this Section 4.07, “Representatives” means, in respect of any Person, such Person’s Affiliates and such Person’s and its Affiliates’ respective directors, officers, employees, and professional advisers, including, without limitation, legal and financial advisors and accountants.
4.08          Risk Retention Group.  Buyer acknowledges that the Companies and their Subsidiaries have been provided insurance coverage by Transportation Insurance Services Risk Retention Group, Inc., a South Carolina corporation (“TIS”), who is an intended third party beneficiary of this Section 4.08. As of 5:00 p.m. Eastern Time on March 28, 2019, the Companies and their Subsidiaries have outstanding with TIS the claims, subject to the associated reserves, each as set forth on Schedule 4.08. Buyer agrees that it will either (i) fund, pay and/or settle directly any Losses associated with the claims set forth on Schedule 4.08 and any other claims subject to insurance coverage provided by TIS occurring on or prior to the Closing (collectively, the “TIS Claims”), up to the applicable limits set forth on Schedule 4.08, or (ii) fully and timely fund (within two (2) Business Days of a written demand by TIS and prior to the payment by TIS of the underlying Loss) the TIS Claims, up to the applicable limits set forth on Schedule 4.08. In furtherance of the foregoing, (a) Buyer agrees that, in the event any Losses associated with the TIS Claims are not fully and timely funded as provided in the foregoing sentence, Buyer will promptly reimburse TIS, or will cause TIS to be promptly reimbursed, for any amount paid by TIS in respect of the TIS Claims and (b) Buyer will indemnify, defend, and hold TIS and Parent harmless from any Losses, directly or indirectly, to the extent based upon, relating to, incurred in connection with, resulting from, or with respect to the TIS Claims, including, without limitation, any failure of the Buyer to fully and timely fund any TIS Claim or reimburse TIS for any amount paid by TIS in respect of the TIS Claims in accordance with this Section.

ARTICLE 5
INDEMNIFICATION
5.01          Survival.  All of the representations and warranties contained in Article 2 or Article 3 shall survive the Closing and remain in full force and effect until the date that is 18 months following the Closing Date; provided, further, that the representations set forth in Section 2.01 (Organization; Power and Authority), Section 2.02 (Enforceability), Section 2.03(a) and (b) (Authorization), Section 2.04(a) and (b) (Title; Capitalization), Section 2.05 (Brokerage and Expenses), Section 2.07 (Subsidiaries), Section 2.12 (Taxes), and Section 2.21(b) (Title to Assets) (collectively, the “Fundamental Representations”), and Section 2.16 (Employee Benefit Plans) and Section 2.19 (Environmental Matters) (together, the “Special Representations”) will remain operative and in full force and effect until the later of (a) the sixth anniversary of the Closing Date and (b) expiration of the applicable statute of limitations plus 60 days (each such date of expiration, as applicable, the “Survival Date”). Subject to the foregoing, all representations, warranties, covenants and obligations in this Agreement, and any other certificate or document delivered pursuant to this Agreement will survive the Closing for the applicable period (if specified), or until the expiration of the applicable statute of limitations, if such shorter period is required by applicable Legal Requirements). Notwithstanding anything to the contrary in this Agreement, no expiration of any representation, warranty, covenant or obligation in this Agreement or any other certificate or document delivered pursuant to this Agreement shall affect the rights of any Buyer Indemnitee under this Article 5 or otherwise to seek recovery of Losses arising out of fraud.
5.02       Indemnification.
(a)          From and after the Closing (but subject to the provisions of this Article 5), Seller and Parent, jointly and severally, shall indemnify Buyer, the Companies, Subsidiaries of the Companies, and each of Buyer’s and the Companies’ respective Affiliates and representatives (all such foregoing persons, collectively, the “Buyer Indemnitees”), and defend and hold the Buyer Indemnitees harmless from any Losses, directly or indirectly, whether or not due to a third-party claim, incurred or sustained by or imposed upon a Buyer Indemnitee, to the extent arising out of, based upon, relating to, incurred in connection with, resulting from or with respect to or by reason of any of the following:
(i)      any breach or inaccuracy of any representation or warranty made by Seller and Parent in this Agreement or the Disclosure Schedules, or contained in any certificate delivered to Buyer pursuant to any provision of this Agreement;

(ii)     any breach of the covenants, obligations or agreements made by Seller and Parent in this Agreement;
(iii)    the Excluded Liabilities, Excluded Assets, and the Retained Real Property;
(iv)    any guaranty of any Indebtedness of any member of the Seller Group; and
(v)     any matter listed on Schedule 5.02(a)(v).
(b)          The indemnification provided for in Section 5.02(a) shall be subject to each of the following principles or qualifications:
(i)      All payments under this Section 5.02 shall be treated by the parties as an adjustment to the proceeds received by the indemnifying Seller and Parent pursuant to Article 1;
(ii)     Seller and Parent shall not have any liability with respect to the indemnification obligations under Section 5.02(a)(i) other than (A) the possible loss of the funds in the Indemnity Escrow Account and (B) an additional amount equal to the aggregate actually recovered from the R&W Policy (if any), except, in each case, in respect of (x) fraud, or (y) breach of a Fundamental Representation or Special Representation;
(iii)     Notwithstanding anything to the contrary in this Agreement, except for Losses arising from fraud, in no event shall Seller and Parent be liable for aggregate Losses resulting from breaches or inaccuracies of any of the Fundamental Representations in excess of the Final Aggregate Closing Consideration;
(iv)    Notwithstanding anything to the contrary in this Agreement, in no event shall Seller and Parent be liable for aggregate Losses resulting from breaches or inaccuracies of any of the Special Representations in excess of $50,000,000;
(v)    With the exception of Losses arising from a breach of or inaccuracy in any of the Fundamental Representations or fraud, no Losses shall be recoverable pursuant to Section 5.02(a)(i) unless the aggregate amount of all Losses for which claims are made pursuant to Section 5.02(a)(i) exceeds one percent (1%) of the Purchase Price, in which case the Buyer Indemnitees shall be entitled to be indemnified against and compensated and reimbursed for the entire amount of such Losses (and not merely the portion of such Losses exceeding such amount), provided, however, that in respect of any breach of the representation made in Section 2.08(a) that the Financial Statements have been prepared in accordance with GAAP, no Loss shall count toward such 1% threshold unless (i) such Loss shall be in excess of $100,000; or (ii) all Losses in respect of such breaches shall exceed $500,000, in which case all such Losses shall count toward such threshold;
(vi)     Notwithstanding anything to the contrary in this Agreement, for purposes of determining whether there has been a breach of or inaccuracy in any representation, warranty, or covenant in this Agreement or for purposes of calculating any Losses with respect to a breach of or inaccuracy in any representation, warranty, or covenant in this Agreement, if any such representation, warranty or covenant is qualified by the use of the term “Material Adverse Effect” or by the word “material” or by any word formed from such words, then such representation or warranty shall be construed as if the word “material” (and such words formed therefrom) or the term “Material Adverse Effect” were not included in such representation, warranty or covenant;

(vii)     Each Buyer Indemnitee shall use commercially reasonable efforts, to the extent required by applicable law, to mitigate all Losses of which Buyer has knowledge for which such Buyer Indemnitee is entitled to indemnification under this Agreement; and
(viii)    With respect to any claim for any breach of or inaccuracy in any of the representations and warranties of Seller or Parent pursuant to Section 5.02(a)(i), except in respect of fraud, the Buyer Indemnitees shall first pursue recovery from the Indemnity Escrow Account and under the R&W Policy, to the extent coverage is available, prior to seeking recovery from Seller or Parent.  The amount of any Loss that is subject to indemnification under this Article 5 shall be calculated net of the amount of any proceeds pursuant to a third-party insurance policy or from any indemnity, contribution or similar payment from a third-party, in each case to the extent actually received by Buyer with respect to such Loss (net of all amounts that are self-insured and the amount of any deductibles, co-payments, retro-premium obligations and premium increases attributable thereto, and all reasonable out-of-pocket costs of collection of any such proceeds). If a Buyer Indemnitee receives such insurance proceeds or indemnity, contribution or similar payments after being indemnified under this Article 5 with respect to some or all of such Losses, such Buyer Indemnitee shall pay to Seller the lesser of (A) the amount of such insurance proceeds or indemnity, contribution or similar payment (net of all amounts that are self-insured and the amount of any deductibles, co-payments, retro-premium obligations and premium increases attributable thereto, and all reasonable out-of-pocket costs of collection of any such proceeds), and (B) the aggregate amount paid by Seller to any Buyer Indemnitee with respect to such Loss. Buyer shall be obligated to use commercially reasonable efforts (consistent with the efforts it would use to obtain insurance proceeds on its own behalf) to obtain available insurance coverage with respect to any Losses; provided, however, that Buyer shall not be obligated to file suit or initiate litigation, mediation or any other proceeding with respect to such insurance coverage.  For the avoidance of doubt, Buyer shall have no obligation to seek recovery from any Person, other than insurance providers as discussed in the previous sentence.
(ix)      Anything to the contrary notwithstanding, Buyer Indemnitees shall have no right to recover under Section 5.02(a)(i) or otherwise for any Loss relating to any bodily injury, property damage, medical, or workers' compensation claim reserved on a Balance Sheet included in the Financial Statements.
5.03        Escrow.
(a)          The Indemnity Escrow Account shall be available to compensate Buyer Indemnitees for Losses pursuant to the indemnification obligations set forth in this Article 5.

(b)          In accordance with the terms of the Escrow Agreement, on the next Business Day following the date that is 18 months after the Closing Date, the Escrow Agent shall pay and distribute out of the Indemnity Escrow Account (provided, that the Escrow Agent has received joint written instructions from Buyer and Seller), by wire transfer to Seller, an aggregate amount equal to the Indemnity Escrow Amount (together with any interest that may be earned thereon), less (x) any amounts which have been distributed from the Indemnity Escrow Account prior to such date and (y) any amounts for which Buyer Indemnitees shall have made a claim pursuant to the procedures set forth in this Article 5 and for which recovery shall not have been satisfied from the Indemnity Escrow Account (the “Outstanding Escrow Claims”).
(i)      As between the parties to this Agreement, if any term or provision of the Escrow Agreement conflicts with any term or provision of this Agreement, then the term or provision of this Agreement will control.  Buyer and Seller will each pay for 50% of the administrative fees of the Escrow Agent at the Closing.  All payments made from the Indemnity Escrow Account shall be treated by the parties as an adjustment to the proceeds received by Seller pursuant to Article 1 hereof.
(ii)     In the event that Buyer is determined to be entitled to a recovery of a Loss from the Escrow Account, Seller agrees to execute and deliver, at Buyer’s request, to the Escrow Agent joint written instructions within three Business Days after the determination with respect to such Loss is made, instructing the Escrow Agent to distribute to Buyer an amount equal to the lesser of (A) the amount of such Loss and (B) the amount remaining in the Escrow Account, in accordance with such joint written instructions.
(c)          For the avoidance of doubt, the Net Working Capital Escrow Account shall not be available to compensate Buyer Indemnitees for Losses pursuant to the indemnification obligations set forth in this Article 5 and shall be disbursed only as set forth in Section 1.02(h).
5.04       Expiration of Claims. The ability of Buyer Indemnitees to receive indemnification under Section 5.02(a)(i) shall terminate on the applicable Survival Date, unless a Buyer Indemnitee shall have incurred or reasonably expects to incur a Loss and makes either a written claim for indemnification pursuant to Section 5.02 or a written claim for receipt of proceeds from the Indemnity Escrow Account pursuant to Section 5.03, as applicable, on or prior to the applicable Survival Date.  If a Buyer Indemnitee has made either a written claim for indemnification pursuant to Section 5.02 or a written claim for receipt of proceeds from the Indemnity Escrow Account pursuant to Section 5.03, as applicable, on or prior to the applicable Survival Date, such claim, if then unresolved, shall not be extinguished by the passage of the applicable Survival Date.
5.05       Procedures Relating to Indemnification.
(a)          In order for a Buyer Indemnitee (such Buyer Indemnitee, the “Claiming Party”) to be entitled to indemnification under this Agreement in respect of a claim or demand made by any Person against the Claiming Party (a “Third Party Claim”), such Claiming Party shall promptly notify Seller and Parent (the “Defending Party”) in writing of the Third Party Claim after receipt by such Claiming Party of notice of the Third Party Claim; provided that failure to give such notification on a timely basis shall not affect the indemnification obligations of Seller or Parent provided hereunder except to the extent the Defending Party shall have been actually and materially prejudiced as a result of such failure.  Thereafter, the Claiming Party shall promptly deliver to the Defending Party after the Claiming Party’s receipt thereof, copies of all material notices and documents (including court papers) received by the Claiming Party from the Person making the Third Party Claim.

(b)          If a Third Party Claim is made against a Claiming Party, the Defending Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with recognized counsel selected by the Defending Party and approved by the Claiming Party (such approval not to be unreasonably withheld, conditioned or delayed), so long as the requirements of this Section 5.05(b) remain true: (i) the Defending Party notifies the Claiming Party within 15 days after the Claiming Party has given written notice of a Third Party Claim to the Defending Party that the Defending Party acknowledges that the Third Party Claim is a claim or demand which the Defending Party must indemnify the Claiming Party against pursuant to this Article V and that the Defending Party is assuming the defense of such Third Party Claim; and (ii) the Defending Party conducts the defense of the Third Party Claim in an active and diligent manner; provided that the Defending Party shall not be entitled to assume the defense (unless otherwise agreed to in writing by the Claiming Party) if (x) the Third Party Claim relates to any criminal proceeding, action, indictment, allegation or investigation, or (y) the Third Party Claim seeks any relief other than monetary damages in an amount not in excess of the amount then remaining in the Indemnity Escrow Account as to which no Outstanding Escrow Claims are pending or the insurer under the R&W Policy has accepted defense.  Should a Defending Party so elect to assume the defense of a Third Party Claim, the Defending Party shall not be liable to the Claiming Party for legal expenses subsequently incurred by the Claiming Party in connection with the defense thereof unless (i) the employment of separate counsel shall have been authorized in writing by the Defending Party in connection with the defense of such Third Party Claim or (ii) the Claiming Party’s counsel shall have advised the Claiming Party in writing, with a copy delivered to the Defending Party, that there is a conflict of interest that would make it inappropriate under applicable standards of professional conduct to have common counsel.  If the Defending Party assumes such defense, the Claiming Party shall have the right to participate in the defense thereof and to employ counsel, at the Defending Party’s expense, separate from the counsel employed by the Defending Party, it being understood, however, that the Defending Party shall control such defense (including any settlement with respect thereto); provided, however, that the Defending Party shall obtain the prior written consent of the Claiming Party (which shall not be unreasonably withheld, conditioned or delayed) before entering into any settlement, compromise,  admission or acknowledgement of the validity of the Third Party Claim if such resolution would involve anything other than the payment of monetary damages in an amount not in excess of the amount then remaining in the Indemnity Escrow Account as to which no Outstanding Escrow Claims are pending or if such resolution does not include an unconditional provision whereby the plaintiff or claimant in the matter releases the Claiming Party and all of its Affiliates and representatives from all liability with respect thereto.  If the Defending Party chooses to defend any Third Party Claim, then all the parties hereto shall cooperate in the defense or prosecution of such Third Party Claim, including by retaining and (upon the Defending Party’s request) providing to the Defending Party all records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder; provided, that such cooperation will not unduly disrupt the operations of the business of such Claiming Party or any of its Affiliates or cause such Claiming Party to waive any statutory or common law privileges, breach any confidentiality obligations owed to third parties or otherwise cause any confidential information of such Claiming Party or any of its Affiliates to become public to any greater extent than if the Claiming Party or the R&W Insurer handled such defense (and the parties agree to enter into a customary “common defense” or similar agreement if necessary).  For the avoidance of doubt, if Seller or Parent assumes the defense of a Third Party Claim pursuant to this Section 5.05 as the Defending Party, all costs and expenses incurred by Seller or Parent in connection with the defense of such Third Party Claim shall be borne by Seller or Parent and shall not be reimbursed from the Escrow Account.  Whether or not Seller or Parent shall have assumed the defense of a Third Party Claim as the Defending Party, neither Buyer nor any of its Affiliates shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of Seller or Parent (which shall not be unreasonably withheld, conditioned or delayed), except with respect to any Third Party Claim (i) that seeks the issuance of an injunction, the specific election of an obligation or similar remedy, (ii) that seeks damages in excess of the amount then remaining in the Indemnity Escrow Account as to which no Outstanding Escrow Claims are pending or (iii) the subject matter of which relates to the ongoing business of the Claiming Party or any of its Affiliates, which Third Party Claim, if decided against such Claiming Party, would materially affect the ongoing business or reputation of such Claiming Party or any of its Affiliates, which Third Party Claims the Claiming Party will be entitled to settle in its sole discretion.

(c)          In any case in which a Buyer Indemnitee seeks indemnification under this Agreement not arising out of a Third Party Claim, Buyer Indemnitee shall notify Seller or Parent reasonably promptly in writing of any Losses that such Buyer Indemnitee claims are subject to indemnification under the terms of this Agreement.  The notice shall describe the indemnification sought in reasonable detail to the extent known, and shall indicate the amount (estimated, if necessary, and if then estimable) of the Loss that has been or may be suffered.  Subject to the limitations set forth in Section 5.02(b) and the provisions of this Section 5.05, the failure of such Buyer Indemnitee to exercise promptness in such notification shall not amount to a waiver of such claim unless and only to the extent that the resulting delay actually materially and adversely prejudices the position of Seller or Parent with respect to such claim.
5.06          Determination of Loss Amount.  No Person shall be entitled to recover damages or obtain payment, reimbursement, restitution or indemnity hereunder more than once in respect of any one Loss or related group of Losses.
5.07          Resolution of Objections to Claims.
(a)          If Seller or Parent raises bona fide good faith objections in writing to any claim or claims by a Buyer Indemnitee made pursuant to Section 5.05 within 30 days of Seller’s or Parent’s receipt of notice of such claim, Buyer, Seller and Parent shall attempt in good faith for 30 days after Buyer’s receipt of such written objection to resolve such objection.  If Buyer, Seller, and Parent shall so agree and Buyer has elected to collect reimbursement for such claim from the Escrow Account, joint written instructions setting forth such agreement shall be prepared and signed by both parties and delivered to the Escrow Agent.  The Escrow Agent shall be entitled to conclusively rely on any such memorandum and the Escrow Agent shall distribute immediately available funds from the Indemnity Escrow Account in accordance with the terms of such joint written instructions.
(b)          If no such agreement can be reached during the 30 day period for good faith negotiation, but in any event upon the expiration of such 30 day period, either Buyer or Seller/Parent may bring suit to resolve the matter in accordance with Section 7.12.

5.08          Sole and Exclusive Remedy. Except as specifically provided elsewhere in this Agreement (including in Section 1.02 and Section 4.01), this Article 5 sets forth the sole and exclusive remedy with respect to any and all rights, claims and causes of action Buyer may have against Seller or Parent relating to the subject matter of this Agreement and the transactions contemplated hereby, whether arising under or based upon any law or otherwise (including any right, whether arising at law or in equity, to seek indemnification, contribution, cost recovery, damages, or any other recourse or remedy, including as may arise under common law).  Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the liability of Seller or Parent under this Article will be in addition to, and not exclusive of, (a) any other liability that such Person may have at law or equity due to the fraud of such Person; and (b) any equitable relief to which a Person may be entitled relating to the breach of any covenant or agreement contained in this Agreement or the other Transaction Documents.
ARTICLE 6
DEFINITIONS
6.01          Definitions.
For purposes hereof, the following terms, when used herein with initial capital letters, shall have the following meanings.
(a)           “ACA” has the meaning set forth in Section 2.16(e)(iii).
(b)          “Accounts Receivable” has the meaning set forth in Section 2.09.
(c)          “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control, directly or indirectly, with such particular Person, where control may be by either management authority or equity interest.
(d)          “Affiliated Transactions” has the meaning set forth in Section 2.21.
(e)          “Aggregate Closing Consideration” has the meaning set forth in Section 1.02(a).
(f)          “Aggregate Consideration” means an amount equal to the result of (i) the Purchase Price, minus (ii) the actual amount of Indebtedness paid on behalf of the Companies at Closing pursuant to Section 1.01(b)(i)(C), plus (iii) the actual amount of Cash on Hand (which may be a negative number) as of 11:59 p.m. Eastern time on the day prior to the Closing Date, plus or minus, as appropriate, (iv) the amount, if any, by which actual Net Working Capital as of 11:59 p.m. Eastern  time on the day prior to the Closing Date exceeds the Net Working Capital Surplus Threshold or the amount, if any, by which the actual Net Working Capital as of 11:59 p.m. Eastern time on the day prior to the Closing Date is less than the Net Working Capital Deficit Threshold.
(g)          “Agreement” has the meaning set forth in the Preamble.

(h)          “Amendment Items” means, with respect to Seller’s and Parent’s previously filed consolidated Tax Returns, and all modifications, amendments and supplements thereto to, in connection with Parent’s restatement of financial statements for fiscal years ended June 30, 2014, 2015, 2016, and 2017, as well any amendments related to Seller’s or Parent’s intent to recognize certain Research and Development Tax Credits, Industry Specific Sales and Excise Tax Refunds, Increased Work Opportunity Tax Credits (and the ELEVATE program), New Disaster Zone Tax Credits, Investment Tax Credits, and Foreign Tax Credits, as well as additional Employment Tax Incentives or other Tax incentives identified.
(i)          “Anti-Kickback Statutes” has the meaning set forth in Section 2.27.
(j)          “Benefit Program or Agreement” has the meaning set forth in Section 2.16(a)(ii).
(k)          “Business” has the meaning set forth in Section 2.08(a)(iv).
(l)          “Business Day” means any day, other than a Saturday, a Sunday or any other day on which banks located in New York, New York are closed for business as a result of federal, state or local holiday.
(m)         “Business Employees” has the meaning set forth in Section 2.23(a).
(n)          “Buyer” has the meaning set forth in the Preamble.
(o)          “Buyer Indemnitees” has the meaning set forth in Section 5.02.
(p)          “Buyer Prepared Returns” has the meaning set forth in Section 4.01(a).
(q)          “Carrier Selection Requirements” has the meaning set forth in Section 2.13(c).
(r)          “Cash on Hand” means, as of a particular time of determination, the Companies’ and their Subsidiaries’ cash (but not including cash deposited as collateral for letters of credit, customer or employee deposits or other restricted cash) and cash equivalents reflected on the general ledger(s) of the Companies and their Subsidiaries, net of any bank overdrafts as adjusted for any deposits in transit, any outstanding checks and ACH and other proper reconciling items, all as determined in accordance with GAAP.
(s)          “Claiming Party” has the meaning set forth in Section 5.05(a).
(t)          “Closing” has the meaning set forth in Section 1.03.
(u)          “Closing Date” has the meaning set forth in Section 1.03.
(v)          “Closing Statement” has the meaning set forth in Section 1.02(c).
(w)          “Code” means the Internal Revenue Code of 1986, as amended.
(x)          “Committed Trucking Services” means the provision of dry van or refrigerated truckload transportation services under Contracts (commonly referred to as "committed volumes" Contracts) where customer contractually commits to specific (i) volumes (i.e. number of loads), and (ii) rates.

(y)          “Commonly Controlled Entity” has the meaning set forth in Section 2.16(c).
(z)          “Companies” has the meaning set forth in the Recitals.
(aa)        “Company Group” means the Companies, their Subsidiaries, and each of their respective individual, joint or mutual, past, present and future officers, directors, stockholders, members, managers, joint venturers, partners and employees, and all of the foregoing persons’ predecessors, successors, assigns, agents and representatives (in each case, other than Seller).
(bb)         “Company Intellectual Property” has the meaning set forth in Section 2.14(c).
(cc)         “Company Software” means all proprietary computer programs, operating systems, applications, firmware and other code designed, created, developed, or modified by or on behalf of Companies or their Subsidiaries, including any and all software implementation of algorithms, models and methodologies (whether in source code, object code or other form), databases, compilations, descriptions, flow-charts and other work product to design, plan,  organize and develop any of the foregoing screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons, and icons, and all documentation, including user manuals and other training documentation, related to any of the foregoing.
(dd)         “Computer Systems” means computers and related equipment including central processing units and other processors (e.g. microprocessors and embedded processors), controllers, modems, communications and telecommunications equipment (e.g. voice, data, video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the input, output, storage, communication, and retrieval of information and data.
(ee)          “Contract” means any written or oral agreement, contract, instrument, commitment, obligation, promise or undertaking of any nature (including leases, licenses, mortgages, notes, guarantees, sublicenses, subcontracts, letters of intent, and purchase orders) that is legally binding, whether express or implied.
(ff)           “Dedicated Trucking Services” means the provision of dry van or refrigerated truckload (provided, that for the auto parts delivery business referred to in Section 4.04(a)(ii), also including “co-load” shipments from multiple auto manufacturers) transportation services under Contracts with the following minimum terms (commonly referred to as “dedicated” Contracts): (i) minimum base term of two (2) years; (ii) customer contractually commits to rates and volumes; and (iii) service provider contractually commits to provide a specified number of (x) tractors and trailers or (y) straight trucks, and service levels during the term.
(gg)          “Defending Party” has the meaning set forth in Section 5.05(a).
(hh)          “Disclosure Schedules” means the disclosure schedules delivered by Seller concurrently with the execution and delivery of this Agreement.

(ii)           “Electronic Delivery” has the meaning set forth in Section 7.16.
(jj)          “Environmental Claim” means any claim, order, directive, decree, Proceeding, loss, cost, expense, liability, penalty or damage arising, incurred or otherwise asserted pursuant to any Environmental Law.
(kk)         “Environmental Law” means any and all Legal Requirements pertaining to prevention of pollution, protection of the environment (including natural resources), remediation of contamination or restoration of environmental quality, or workplace health or safety.
(ll)            “Environmental Permit” means any permit, license, registration, approval or other similar form of authorization required pursuant to Environmental Laws.
(mm)        “Equity Interests” has the meaning set forth in the Preamble.
(nn)          “ERISA” has the meaning set forth in Section 2.16(a)(i).
(oo)          “Escrow Agent” means US Bank, National Association, in its capacity as escrow agent.
(pp)          “Escrow Agreement” has the meaning set forth in Section 1.01(b)(i)(B).
(qq)          “Estimated Aggregate Closing Consideration” has the meaning set forth in Section 1.02(b).
(rr)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(ss)           “Excluded Assets” means the items set forth on Schedule 6.01(qq).
(tt)           “Excluded Liabilities” means (a) any amounts required to pay any Indebtedness not paid at or prior to the Closing and not taken into account in determining the Final Aggregate Closing Consideration pursuant to Section 1.02 and (b) any Seller Taxes.
(uu)          “FCPA” has the meaning set forth in Section 2.27(b).
(vv)          “FHWA” has the meaning set forth in Section 2.24(c).
(ww)        “Final Aggregate Closing Consideration” has the meaning set forth in Section 1.02(g).
(xx)          “Financial Statements” has the meaning set forth in Section 2.08(a)(ii).
(yy)          “Flatbed Trucking Services” means the provision of transportation services that may not require to be loaded in the enclosure of a dry van trailer, cannot be loaded or unloaded from a dock or does not fit within the dimensions of standard truck trailers, and include oversized and specialty hauling transportation services.
(zz)          “FMCSA” has the meaning set forth in Section 2.24(c).

(aaa)          “Fundamental Representations” has the meaning set forth in Section 5.01.
(bbb)          “GAAP” means accounting principles generally accepted in the United States.
(ccc)          “Governmental Authority” means any federal, state, tribal, local, municipal or foreign government, political subdivision, legislature, court, agency, department, bureau, commission or other governmental, arbitration or regulatory authority, body or instrumentality.
(ddd)          “Hazardous Substance” means and includes each substance or material defined, designated or classified as a hazardous waste, hazardous substance, hazardous material, solid waste, pollutant, contaminant or toxic substance under any Environmental Law, and any petroleum or petroleum products.
(eee)          “Historical Financial Statements” has the meaning set forth in Section 2.08(a)(i).
(fff)            “Indebtedness” means, without duplication and exclusive of (x) any liability included or reflected in the determination of Net Working Capital or (y) any Transaction Expenses taken into account in the determination of the Aggregate Closing Consideration or the Final Aggregate Closing Consideration, any of the following and whether or not then due and payable:  (i) the unpaid principal amount, together with any related unpaid accrued interest and prepayment premiums or penalties (and other penalties, fees, expenses and breakage costs), of all indebtedness of the Companies and their Subsidiaries, whether or not represented by bonds, debentures, notes or other securities, including, without limitation, any amounts owed to the Seller Group, (ii) all deferred obligations of the Companies and their Subsidiaries for the payment of the purchase price of property or capital assets purchased, (iii) obligations of the Companies and their Subsidiaries to pay rent or other payment amounts under a lease of real or personal property which is classified and accounted for as a capital lease in the Companies’ historical financial statements, (iv) any outstanding reimbursement obligation of the Companies and their Subsidiaries with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of the Companies or a Subsidiary thereof pursuant to which the applicable bank or similar entity has paid thereunder obligations for which the Companies or a Subsidiary thereof is required to repay, (v) any payment obligation of the Companies and their Subsidiaries under any currency, commodity or interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks, (vi) all indebtedness secured by any Lien existing on property owned by the Companies or a Subsidiary thereof, whether or not indebtedness secured thereby shall have been assumed, (vii) all guaranties, endorsements, assumptions and other contingent obligations of the Companies and their Subsidiaries in respect of, or to purchase or to otherwise acquire, indebtedness of others the repayment of which is guaranteed by the Companies or a Subsidiary thereof, (viii) all other short-term and long-term liabilities of the Companies and their Subsidiaries for borrowed money, (ix) all outstanding or potential claims, obligations, and liabilities relating to mergers, reorganizations, asset purchases, equity purchases, or similar activity prior to the Closing and relating to the Companies and their Subsidiaries, (x) all liabilities relating to the A&S Agency Business, (xi) all owner operator escrow amounts for which cash has been received; (xii) liabilities and obligations relating to the Excluded Assets, Excluded Liabilities, and Retained Real Property; and (xiii) any outstanding bonus amounts payable to David Buckler. Anything to the contrary in this Agreement notwithstanding, any lease accounted for as an operating lease in the historical financial statements of the Companies shall not be deemed to be Indebtedness for any purpose, regardless of whether such lease should have been accounted for as a capital lease under GAAP.

(ggg)          “Indemnity Escrow Account” has the meaning set forth in Section 1.01(b)(i)(B).
(hhh)          “Indemnity Escrow Amount” has the meaning set forth in Section 1.01(b)(i)(B).
(iii)             “Independent Accountants” means such independent accountants as Seller and Buyer may mutually agree.
(jjj)            “Insurance Policies” has the meaning set forth in Section 2.17.
(kkk)         “Intellectual Property” means any or all intellectual property arising under the laws of any jurisdiction or international treaty, and all rights arising out of or association therewith, throughout the world, including:  (i) all patents and applications therefor and all reissues, divisions, renewals, extensions, provisional, continuations and continuations-in-part thereof, including any design patents, industrial designs, and equivalent or similar statutory rights in inventions (whether patentable or not), invention disclosures, or improvements; (ii) trade secrets, know-how, and rights in proprietary information including but not limited to methods, processes, tools, techniques, discoveries, improvements, technology, business and technical data and information, data compilations and collections, and customer lists; (iii) all copyrights, copyright registrations and applications therefor, database rights and all other rights in works of authorship, whether or not copyrightable, including moral rights; (iv) all trade names, trademarks and service marks, trademark and service mark registrations and applications therefor, trade dress, protectable product configuration,  logos, slogans, and other identifiers of source, whether at common law or statutory, and all goodwill associated with any of the foregoing items; and (v) internet domain names and social media account or user names (including “handles”), whether or not trademarks, all associated web addresses, URLs, websites and web pages, social media accounts and pages, and all content and data thereon or relating thereto, whether or not copyrightable.
(lll)             “Interim Financial Statements” has the meaning set forth in Section 2.08(a)(ii).
(mmm)       “Interim Historical Financial Statements” has the meaning set forth in Section 2.08(a)(i).
(nnn)          “Latest Balance Sheet” has the meaning set forth in Section 2.08(a)(ii).
(ooo)          “Latest Historical Balance Sheet” has the meaning set forth in Section 2.08(a)(i).
(ppp)          “Legal Requirements” means any federal, state, tribal, foreign, local, municipal or other statute, constitution, ordinance, code, edict, decree, rule, regulation, ruling, or requirement issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Authority and any Orders applicable to the Companies, their Subsidiaries, or to any of their assets, properties, or businesses, but in any event excluding common law principles and judicial decisions not involving the Companies or any of their Subsidiaries.
(qqq)          “Leased Real Property” has the meaning set forth in Section 2.11(b).

(rrr)          “Liens” means any charge, claim, community or other marital property interest, lien, license, option, mortgage, deed of trust, security interest, pledge, right of way, easement, encroachment, servitude, encumbrance, right of first offer or first refusal, buy/sell agreement, and any other restriction or covenant with respect to, or condition governing the use, construction, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.
(sss)          “Loss” means any loss, liability, obligation, claim, action, suit, proceeding, hearing, investigation, charge, complaint, demand, Order, ruling, damages (including incidental and consequential damages to the extent they are a reasonably foreseeable result of the underlying breach or other matter), dues, penalty, fine, sanction, costs (including the allocable portion of an indemnitee’s internal costs and investigation, remedial and corrective action costs), third-party costs, Orders, amounts paid in settlement, expense (including costs of investigation and defense and reasonable attorneys’ fees, accountants’ fees and fees of other professional advisors and of expert witnesses), tax or lien whether or not involving a third-party claim; provided, that “Loss” shall not include (i) any incidental or consequential damages except to the extent any such damages were a reasonably foreseeable result of the underlying breach or other matter or (ii) any punitive, special, or exemplary damages or damages that are based on a “multiple of earnings,” except to the extent any such damages are payable to a third party.
(ttt)          “Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects and occurrences has been, or reasonably would be expected to be materially adverse to the condition (financial or otherwise), prospects, assets (including intangible assets), liabilities (taken together), business or results of operations of such Person and its Subsidiaries, taken as a whole, but shall exclude any change, effect or occurrence to the extent primarily arising or resulting from any change in general business or economic conditions, or in the industry in which the Companies and their Subsidiaries operate, that does not disproportionately affect the Companies and their Subsidiaries, taken as a whole, as compared to other Persons in such industry, and will also exclude any change, effect, or occurrence to the extent arising or resulting from:  (i) national or international political or social conditions, including engagement by the United States in hostilities, whether or not pursuant to a declaration of a national emergency or war, or any escalation thereof, or the occurrence of any military or terrorist attack upon the United States or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment, or personnel of the United States, (ii) changes in GAAP, (iii) changes in financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (iv) changes in Legal Requirements or any interpretation thereof (except, in the case of the foregoing clauses (i), (ii), (iii) and (iv), to the extent there is a disproportionate effect on the Companies and their Subsidiaries as compared to comparable Persons in the industry in which the Companies and their Subsidiaries operate), (v) disclosure of the transactions contemplated by this Agreement, or (vi) the taking of any action required by this Agreement and the other agreements contemplated hereby.
(uuu)          “Material Contract” has the meaning set forth in Section 2.13(a).
(vvv)          “Material Customers” has the meaning set forth in Section 2.28.

(www)       “Net Working Capital Escrow Account” has the meaning set forth in Section 1.01(b)(i)(C).
(xxx)          “Net Working Capital Escrow Amount” has the meaning set forth in Section 1.01(b)(i)(C).
(yyy)          “Net Working Capital” means the amount calculated by subtracting the current liabilities of the Companies and their Subsidiaries from the current assets of the Companies and their Subsidiaries taken as a whole  presented on a carve-out basis (but not including any intercompany items for assets and liabilities) determined in accordance with the methodology set forth in Schedule 6.01(ttt) and consistent in all material respects with the methodology used in the preparation of the Financial Statements, consistently applied, as of 11:59 p.m. Eastern time on the day prior to the Closing Date. For the avoidance of doubt, (i) current assets shall exclude any positive Cash on Hand and balances in accounts receivable and prepaid expenses and other current assets related to the A&S Agency business, and (ii) current liabilities shall exclude Indebtedness, unamortized tire expense, balances in accounts payable and accrued expenses related to the A&S Agency business, and any negative Cash on Hand, but shall include reserves for general insurance liability and workers compensation as well as vacation pay earned but not vested.  Net Working Capital will not include any purchase accounting adjustments required under GAAP.  To the extent any Transaction Expenses are incurred or paid by or on behalf of the Companies or their Subsidiaries after 11:59 p.m. Eastern time on the day prior to the Closing Date, such items in the amount incurred or paid by or on behalf of the Companies or their Subsidiaries shall be included as a current liability in the calculation of Net Working Capital as of 11:59 p.m. Eastern time on the day prior to the Closing Date unless such items are included in the calculation of Aggregate Closing Consideration, it being the intent of the parties that no component of Indebtedness or Transaction Expenses be duplicated in the calculation of Aggregate Closing Consideration.
(zzz)          “Net Working Capital Deficit Threshold” means an amount equal to (a) the Net Working Capital Target minus (b) $200,000.
(aaaa)         Net Working Capital Surplus Threshold” means an amount equal to (a) the Net Working Capital Target plus (b) $200,000.
(bbbb)        Net Working Capital Target” means an amount equal to $9,971,000.
(cccc)        “New Leases” has the meaning set forth in Section 1.04(i).
(dddd)       “Notice of Disagreement” has the meaning set forth in Section 1.02(d).
(eeee)        “Offer Letters” has the meaning set forth in Section 1.04(i).
(ffff)           “Open Source Code” means free or open source software and includes those components of software which qualify as public domain software or are licensed as Shareable freeware or open source software. “Shareable freeware” is copyrighted computer software which is made available to the general public for use free of charge, for an unlimited time, without restrictions on field of use or redistribution.  “Open source software” includes software licensed or distributed under a license that, as a condition of use, modification, or distribution of the software:  (i) requires that such software or other software distributed or combined with the software be disclosed or distributed in source code form, licensed for the purpose of making derivative works, or redistributable at no charge, or (ii) otherwise imposes a limitation, restriction, or condition on the right of the Companies or their Affiliates to use, modify, or distribute all or part of a proprietary software program or to enforce an Intellectual Property right of the Companies or their Affiliates.  Open Source Code includes software code that is licensed under any license that conforms to the Open Source Initiative’s definition of open source software in effect as of the date of this Agreement, and any versions of the GNU General Public License, GNU Lesser General Public License, Mozilla License, Common Public License, Apache License, BSD License, MIT License, Artistic License, Sub Community Source License or similar license.

(gggg)          “Options” means all options, warrants, or other rights to acquire equity interests of the Companies or any of their Subsidiaries.
(hhhh)          “Order” means any award, decision, injunction, judgment, settlement, writ, order, ruling, or verdict entered, issued, made, or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.
(iiii)              “Organizational Documents” means (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the limited liability company or operating agreement and certificate of formation or articles of organization of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership or articles of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and (vi) any amendment to any of the foregoing.
(jjjj)             “Outstanding Escrow Claims” has the meaning set forth in Section 5.03(b).
(kkkk)         “Overpayment” has the meaning set forth in Section 1.02(h).
(llll)              “Owned Intellectual Property” has the meaning set forth in Section 2.14(a).
(mmmm)      “Owned Real Property” has the meaning set forth in Section 2.12(a).
(nnnn)          “Parent” has the meaning set forth in the preamble.
(oooo)         “Payoff Letters” has the meaning set forth in Section 1.04(f).
(pppp)         “Permit” means any permit, license, registration, consent, certification, exemption, variance, filing, approval or other authorization required under any Legal Requirement or issued by any Governmental Authority.
(qqqq)         “Person” means an individual, a partnership, a corporation, a limited liability company, an association or a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.
(rrrr)             “Plan” has the meaning set forth in Section 2.16(a)(i).

(ssss)          “Post‑Closing Period” means any Tax period beginning and ending after the Closing Date.
(tttt)            “Pre‑Closing Period” means any Tax period ending on or before the Closing Date.
(uuuu)         “Proceeding” means any action, suit (whether civil, criminal, administrative, investigative or informal), proceeding, litigation, audit, claim (including cargo claims), complaint, charge, inquiry, hearing, investigation, arbitration, or mediation before or by a Governmental Authority or any arbitrator or arbitration panel or any mediator or mediation panel or otherwise formally made or ongoing.
(vvvv)          “Purchase Price” has the meaning set forth in Section 1.02(a).
(wwww)       “R&W Policy” has the meaning set forth in Section 4.06.
(xxxx)          “Real Property Leases” has the meaning set forth in Section 2.11(b).
(yyyy)          “Registered Intellectual Property” has the meaning set forth in Section 2.14(a).
(zzzz)           “Related-Party Real Property” has the meaning set forth in Section 2.11(d).
(aaaaa)        “Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, seeping, dumping, or disposing.
(bbbbb)       “Representatives” has the meaning set forth in Section 4.07.
(ccccc)        “Restricted Territory” means Pennsylvania east of Altoona, Maryland, Delaware, New York, New Jersey, Connecticut, Massachusetts, Rhode Island, Vermont, New Hampshire, and Maine.
(ddddd)       “Retained Real Property” has the meaning set forth in Section 2.11(e).
(eeeee)        “Rolling Stock” means all tractors and trailers owned or leased by the Companies or any of their Subsidiaries for use in the business of the Companies or any of their Subsidiaries.
(fffff)            “Rolling Stock Lease” has the meaning set forth in Section 1.04(q).
(ggggg)        “SEC” means the Securities and Exchange Commission.
(hhhhh)        “Securities Act” means the Securities Act of 1933, as amended.
(iiiii)             “Seller” has the meaning set forth in the Preamble.
(jjjjj)           “Seller Group” means Seller and Parent, each of their controlled Affiliates, each of the respective individual, joint or mutual past, present, and future officers, directors, members, managers and partners of any of the foregoing persons, and all of the foregoing persons’ predecessors, successors, assigns, agents and representatives.

(kkkkk)          “Seller Prepared Returns” has the meaning set forth in Section 4.01(a).
(lllll)                “Seller Released Claims” has the meaning set forth in Section 4.03(a).
(mmmmm)      “Seller Taxes” means any and all Taxes imposed on Buyer, the Companies or any Subsidiaries of the Companies or for which Buyer, the Companies, or any Subsidiaries of the Companies may otherwise be liable (i) for any Pre-Closing Period and for the portion of any Straddle Period ending on the Closing Date (as determined under Section 4.01); (ii) resulting from a breach by Seller of the covenants set forth in Section 4.01; (iii) of any member of any consolidated group of which Seller, the Companies or any Subsidiaries of the Companies (or any predecessor of Seller, the Companies or their Subsidiaries) is or was a member on or prior to the Closing Date by reason of Treasury Regulation Section 1.1502-6(a) or any analogous or similar foreign, state, or local Legal Requirements; or (iv) of any other Person for which Seller, the Companies or any of their Subsidiaries is or has been liable as a transferee or successor, by contract or otherwise, which Taxes relate to an event or transaction occurring prior to the Closing.
(nnnnn)          “Seller’s Knowledge” or words of similar import means the actual knowledge (after reasonable inquiry) of each of Danielle Baublitz, Jordan Brouillette, Toby Buterbaugh, Tim Carrigan, Ken Kennedy, Kathryn Wouters, Elliot Eckard, Gary Franz and Paul Svindland.
(ooooo)        “Special Representations” has the meaning set forth in Section 5.01.
(ppppp)        “Straddle Period” means any Tax period beginning before and ending after the Closing Date.
(qqqqq)        “Subsidiary” or “Subsidiaries” means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such partnership’s, limited liability company’s, association’s or other business entity’s gains or losses or shall be or control the managing director, managing member, general partner or other managing Person of such partnership, limited liability company, association or other business entity. The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.
(rrrrr)            “Supplier” has the meaning set forth in Section 4.04(e).
(sssss)          “Survival Date” has the meaning set forth in Section 5.01.

(ttttt)          “Tax” or “Taxes” means (i) any taxes, assessments, fees, unclaimed property and escheat obligations and other governmental charges imposed by or under Legal Requirements, including income, profits, gross receipts, net proceeds, alternative or add on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, social contributions, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other charge in the nature of taxes of any kind whatsoever, including any interest, penalty or addition thereto; and (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of a consolidated group for any period; and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of the operation of law or any express or implied obligation to indemnify any other person.
(uuuuu)          “Tax Proceeding” has the meaning set forth in Section 4.01(h).
(vvvvv)          “Tax Returns” means any return, declaration, claim for refund, report, information return or other document relating to Taxes (including Form 1099 and Form 1096), including any schedule or attachment thereto, and including any amendment thereof.
(wwwww)     “Technology” means all the prototypes, devices, drawings, specifications, lab notebooks, manuals, databases, equipment, files, technical memoranda, invention disclosures, patent application files, research studies, testing data, plans, files, formulas, computer programs, data and information, quality control records and procedures, research and development files containing, embodying or revealing trade secrets, know-how or other Intellectual Property.
(xxxxx)          “Third Party Claim” has the meaning set forth in Section 5.05(a).
(yyyyy)          “Transaction Documents” means each of this Agreement, the Escrow Agreement, the Offer Letters, the New Leases, and each other agreement, certificate, instrument and document referred to herein or therein or delivered pursuant hereto or thereto.
(zzzzz)           “Transaction Expenses” means the aggregate fees and expenses incurred by the Companies, the Subsidiaries of the Companies, and Seller in connection with the negotiation of this Agreement, the performance of their obligations hereunder, and the consummation of the Transactions to the extent payable by the Companies or any of their Subsidiaries and unpaid as of Closing and whether or not accrued before or after Closing, including, without limitation, (i) all investment banking, financial advisory, legal, accounting, management, consulting and other fees and expenses of third parties, (ii) all compensation and other payments paid to or for the benefit of any employee or other Person as a result of the Transactions, (iii)  any severance, retention, bonus, change in control or similar compensatory payments paid in connection with the Transactions (but not any retention amounts that are put in place by Buyer at or following the Closing, which shall not be deemed Transaction Expenses and otherwise not be recorded as current liabilities in the determination of Net Working Capital), (iv) the employer portion of any payroll and employment Taxes associated with payments under clauses (ii) and (iii) above, and (v) 50% of the R&W Policy costs and expenses in accordance with Section 4.06. In no event will “Transaction Expenses” be deemed to include any fees or expenses to the extent incurred by Buyer or otherwise relating to Buyer’s or its Affiliates’ financing (including obtaining any consent or waiver relating thereto) for the Transactions or any other liabilities or obligations incurred or arranged by or on behalf of Buyer or its Affiliates in connection with the Transactions.

(aaaaaa)          “Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents.
(bbbbbb)         “Transfer Taxes” has the meaning set forth in Section 4.01(i).
(cccccc)          “Transition Services Agreement” has the meaning set forth in Section 1.04(l).
(dddddd)         “Underpayment” has the meaning set forth in Section 1.02(g).
6.02          Other Definitional Matters.  All references in this Agreement to Exhibits, Schedules, Articles, Sections and subsections refer to the corresponding Exhibits, Schedules, Articles, Sections and subsections of or to this Agreement, unless expressly provided otherwise.  Titles appearing at the beginning of any Articles, Sections and subsections of this Agreement are for convenience only, do not constitute any part of this Agreement and shall be disregarded in construing the intent of the parties hereto.  The Schedules to this Agreement are incorporated herein by this reference.  The word “including” (in its various forms) means including without limitation.  The word “or” is not exclusive and the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole and not to the particular provision in which such words appear.  Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.  References to “law”, “laws” or to a particular statute or law shall be deemed also to include any and all rules and regulations promulgated thereunder and shall refer to such statute, law, rules and regulations as amended from time to time and includes any successor legislation thereto; provided that, for the purposes of the representations and warranties set forth herein, with respect to any violation or alleged violation of any statute, law, rules and regulations, the reference to such law, rules or regulations means such, law, rules or regulations as in effect at the time of such violation or alleged violation.  References to any Contract, instrument or document means such Contract, instrument or document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by this Agreement.  The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.
ARTICLE 7
MISCELLANEOUS
7.01          Press Releases and Announcements.  No public release or announcement concerning the transactions contemplated hereby shall be issued or made by or on behalf of any party without the prior written consent of the other parties, except as may be required to comply with securities laws or stock exchange rules.  For the avoidance of doubt, Seller or any of its Affiliates may disclose the terms of this transaction, including in any of their Securities Act filings and reports and filings made pursuant to the Securities Exchange Act of 1934, as amended.

7.02          Expenses.  Except as otherwise expressly provided herein, all costs and expenses, including Transaction Expenses, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation of this Agreement, the performance of the obligations hereunder and the consummation of the Transactions (whether consummated or not) shall be paid by the party incurring such costs and expenses.  In the event of a dispute between any of the parties hereto in connection with any Transaction Document or the Transactions, each of the parties agrees that the prevailing party shall be entitled to reimbursement by the other party of reasonable legal fees and expenses incurred in connection with any such action or proceeding.
7.03          Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been delivered (a) when personally delivered, (b) when transmitted via telecopy (or other facsimile device) or electronic mail to the number or address set out below if the sender sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (c) the day following the day (except, if not a Business Day, then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service for next day delivery, or (d) the fifth Business Day following the day on which the same is sent by certified or registered mail, postage prepaid.  Notices, demands and communications shall be sent to the applicable address set forth below, unless another address has been previously specified in writing:
Notices to Buyer (and, after the Closing, the Companies):

MF Holdings, Inc.
398 Main Street
Hartland, NB E7P 1C6
Facsimile:  506-375-4945
Attention:  Luc Marcoux
Email:  luc.marcoux@mccain.ca
with a copy to (which shall not constitute delivery of notice):

Michael Best & Friedrich LLP
One South Pinckney Street, Suite 700
Madison, Wisconsin 53703
Facsimile:  608-283-2275
Attention:  Porter J. Martin
Email:  pjmartin@michaelbest.com
Notices to Seller or Parent:

Celadon Trucking Services, Inc.
9503 E. 33rd St.
Indianapolis, IN 46235
Facsimile:  317-829-6496
Attention:  Chase Welsh
Email:  cwelsh@celadontrucking.com

with a copy to (which shall not constitute delivery of notice):

Scudder Law Firm, P.C., L.L.O.
411 S. 13th St. #200
Lincoln, NE 68508
Facsimile:  402-435-4239
Attention: Mark Scudder
Email:  mscudder@scudderlaw.com
7.04          Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but with it being understood that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party hereto; provided, however, that Buyer may assign any or all of its rights pursuant to this Agreement, the Escrow Agreement and any other Transaction Document to one or more of its Affiliates, provided, that Buyer will nonetheless remain liable for all of its obligations hereunder and thereunder.
7.05          Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  Upon such a determination, Buyer and Seller shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
7.06          Construction and Disclosure.  Buyer and Seller each acknowledge and agree that they and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the parties hereto, and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person.  The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Schedules is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the ordinary course of business, and no party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the Schedules in any dispute or controversy between the parties as to whether any obligation, item or matter not described or included in this Agreement or in any Schedule is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the ordinary course of business for purposes of this Agreement.  The information contained in this Agreement and in the Disclosure Schedules hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including any violation of Legal Requirements or breach of contract).  Disclosure of an item on one Schedule shall be deemed disclosure on another Schedule if it is reasonably apparent from the face of such disclosure that the disclosed contract, event, fact, circumstance or other matter relates to the representations or warranties covered by such other Schedule.  Capitalized terms used in the Disclosure Schedules and not otherwise defined therein have the meanings given to them in this Agreement.  Time is of the essence in the performance of each of the parties’ respective obligations contained herein.

7.07          Captions.  The captions used in this Agreement and descriptions of the Disclosure Schedules are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no such caption or description had been used in this Agreement.
7.08          Amendment and Waiver.  This Agreement may be amended only in a writing executed and delivered by each of Buyer and Seller.  Any provision of this Agreement may be waived only in a writing signed by the party against whom such waiver is to be enforced.  No waiver of any provision hereunder or any breach or default hereunder shall extend to or affect in any way any other provision or prior or subsequent breach or default.
7.09          Complete Agreement.  This Agreement (including the recitals to this Agreement which are hereby incorporated by reference), the Escrow Agreement, the Transaction Documents and any other agreements referred to herein or therein and executed and delivered on or after the date hereof in connection herewith or therewith, contain the complete agreement among the parties hereto and supersede any prior understandings, agreements or representations by or between such parties, written or oral, which may have related to the subject matter hereof in any way.
7.10          Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.
7.11          Governing Law.  All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.
7.12          JURISDICTION; VENUE; SERVICE OF PROCESS. SUBJECT TO THE PROVISIONS OF SECTION 1.02 (WHICH SHALL GOVERN ANY DISPUTE ARISING THEREUNDER), THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY SEEKING RELIEF UNDER OR PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN ANY FEDERAL COURT (OR, IF SUCH FEDERAL COURT DOES NOT HAVE JURISDICTION OVER SUCH SUIT, ACTION OR PROCEEDING, IN A STATE COURT) IN DELAWARE.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING.  THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.  THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

7.13          WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
7.14          No Third Party Beneficiaries.  Except for Buyer Indemnities under Article 5, no Person other than the parties hereto shall have any rights, remedies, or benefits under any provision of this Agreement.
7.15          Payments Under Agreement.  Each party agrees that all amounts required to be paid hereunder shall be paid in United States currency and, except as otherwise expressly set forth in this Agreement, without discount, rebate or reduction and subject to no counterclaim or offset, on the dates specified herein.
7.16          Electronic Delivery.  This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms hereof or thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement as of the date first written above.
BUYER

MF HOLDINGS, INC.

By:	/s/ Garry Price
Name:	Garry Price
Title:	President

By:	/s/ Kurt A. Kinsey
Name:	Kurt A. Kinsey
Title:	Treasurer

SELLER

CELADON TRUCKING SERVICES, INC.:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

PARENT

CELADON GROUP, INC.:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

COMPANIES

A&S SERVICES GROUP, LLC:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

A&S REAL ESTATE HOLDINGS, LLC:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

HUNT VALLEY EQUIPMENT CO., LLC:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

BUCKLER LOGISTICS, INC.:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

BUCKLER TRANSPORT, INC.:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

J. DAVID BUCKLER, INC.:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

BUCKLER DISTRIBUTION CENTER, L.P.:

By:	/s/ Paul C. Svindland
Name:	Paul Svindland
Title:	Chief Executive Officer

EXHIBIT A

TRANSFERRED EQUIPMENT AND ASSETS

[See Attached.]

VIN	Year	Make	Type	Mileage	Purchase Date
3HSDJAPR0FN592421	2015	International	Sleeper Cab	374,318	8/19/2014
3HSDJAPR5FN592415	2015	International	Sleeper Cab	284,241	8/19/2014
3HSDJAPR9FN592420	2015	International	Sleeper Cab	298,259	8/19/2014
3HSDJAPR9FN590831	2015	International	Sleeper Cab	306,956	7/21/2014
3HSDJAPR5FN592432	2015	International	Sleeper Cab	311,446	8/19/2014
3HSDJAPR8FN588441	2015	International	Sleeper Cab	326,833	7/21/2014
3HSDJAPR7FN602295	2015	International	Sleeper Cab	330,657	8/19/2014
3HSDJAPR7FN588902	2015	International	Sleeper Cab	370,170	7/21/2014
4V4NC9EH3HN978236	2017	Volvo	Day Cab	62,465	5/12/2016
4V4NC9EH7HN978238	2017	Volvo	Day Cab	72,458	5/12/2016
4V4NC9EH3HN978267	2017	Volvo	Day Cab	87,335	9/12/2016
4V4NC9EH7HN978224	2017	Volvo	Day Cab	91,327	4/7/2016
4V4NC9EH3HN978219	2017	Volvo	Day Cab	91,327	4/7/2016
4V4NC9EHXHN978251	2017	Volvo	Day Cab	103,235	7/21/2016
4V4NC9EH9HN978225	2017	Volvo	Day Cab	112,356	5/12/2016
4V4NC9EH9HN978239	2017	Volvo	Day Cab	114,644	5/12/2016
4V4NC9EH9HN981755	2017	Volvo	Day Cab	116,981	6/10/2016
4V4NC9EH6HN978246	2017	Volvo	Day Cab	118,910	7/21/2016
4V4NC9EH9HN978256	2017	Volvo	Day Cab	131,197	7/21/2016
4V4NC9EH4HN978259	2017	Volvo	Day Cab	134,198	9/12/2016
4V4NC9EH7HN978255	2017	Volvo	Day Cab	134,739	7/21/2016
4V4NC9EH3HN978253	2017	Volvo	Day Cab	137,599	7/21/2016
4V4NC9EH8HN978247	2017	Volvo	Day Cab	146,902	7/21/2016
4V4NC9EH5HN981753	2017	Volvo	Day Cab	149,303	6/10/2016
4V4NC9EH2HN978258	2017	Volvo	Day Cab	149,939	9/12/2016
4V4NC9EH7HN978241	2017	Volvo	Day Cab	151,750	5/12/2016
4V4NC9EH1HN978249	2017	Volvo	Day Cab	152,287	7/21/2016
4V4NC9EH5HN978254	2017	Volvo	Day Cab	152,697	7/21/2016
4V4NC9EH0HN978257	2017	Volvo	Day Cab	152,787	7/21/2016
4V4NC9EH8HN978233	2017	Volvo	Day Cab	159,913	5/12/2016
4V4NC9EH2HN978261	2017	Volvo	Day Cab	160,135	9/12/2016
4V4NC9EH6HN978229	2017	Volvo	Day Cab	160,434	5/12/2016
4V4NC9EH9HN978242	2017	Volvo	Day Cab	165,217	5/12/2016
4V4NC9EH4HN978231	2017	Volvo	Day Cab	165,610	5/12/2016
4V4NC9EH6HN978232	2017	Volvo	Day Cab	166,326	5/12/2016
4V4NC9EH2HN978230	2017	Volvo	Day Cab	166,884	5/12/2016
4V4NC9EH3HN978222	2017	Volvo	Day Cab	168,318	4/7/2016
4V4NC9EH7HN978269	2017	Volvo	Day Cab	168,564	9/12/2016
4V4NC9EH0HN981756	2017	Volvo	Day Cab	169,811	6/10/2016
4V4NC9EH4HN978262	2017	Volvo	Day Cab	170,966	9/12/2016
4V4NC9EH1HN978218	2017	Volvo	Day Cab	171,271	4/7/2016
4V4NC9EH3HN981749	2017	Volvo	Day Cab	171,779	6/10/2016
4V4NC9EH1HN981751	2017	Volvo	Day Cab	173,818	6/10/2016
4V4NC9EH2HN978244	2017	Volvo	Day Cab	179,883	5/12/2016
4V4NC9EH0HN978226	2017	Volvo	Day Cab	180,297	5/12/2016
4V4NC9EHXHN978234	2017	Volvo	Day Cab	180,562	5/12/2016
4V4NC9EH0HN978260	2017	Volvo	Day Cab	182,002	9/12/2016
4V4NC9EH8HN978216	2017	Volvo	Day Cab	184,238	4/7/2016
4V4NC9EH5HN978268	2017	Volvo	Day Cab	185,843	9/12/2016
4V4NC9EH8HN978250	2017	Volvo	Day Cab	187,148	7/21/2016
4V4NC9EH6HN981745	2017	Volvo	Day Cab	188,557	6/10/2016
4V4NC9EH1HN978252	2017	Volvo	Day Cab	189,727	7/21/2016
4V4NC9EHXHN978220	2017	Volvo	Day Cab	190,541	4/7/2016
4V4NC9EH4HN978245	2017	Volvo	Day Cab	191,059	5/12/2016
4V4NC9EHXHN978248	2017	Volvo	Day Cab	191,562	7/21/2016
4V4NC9EH2HN978227	2017	Volvo	Day Cab	194,190	5/12/2016
4V4NC9EH3HN981752	2017	Volvo	Day Cab	196,994	6/10/2016
4V4NC9EHXHN978198	2017	Volvo	Day Cab	200,975	4/7/2016

4V4NC9EH5HN978237	2017	Volvo	Day Cab	204,316	5/12/2016
4V4NC9EH1HN978266	2017	Volvo	Day Cab	207,370	9/12/2016
4V4NC9EHXHN978217	2017	Volvo	Day Cab	210,010	4/7/2016
4V4NC9EH0HN978243	2017	Volvo	Day Cab	210,131	5/12/2016
4V4NC9EH1HN981748	2017	Volvo	Day Cab	210,412	6/10/2016
4V4NC9EH6HN978215	2017	Volvo	Day Cab	215,662	4/7/2016
4V4NC9EH2HN981757	2017	Volvo	Day Cab	221,589	6/10/2016
4V4NC9EHXHN981747	2017	Volvo	Day Cab	224,005	6/10/2016
4V4NC9EHXHN981750	2017	Volvo	Day Cab	225,527	6/10/2016
4V4NC9EH5HN978240	2017	Volvo	Day Cab	225,805	5/12/2016
4V4NC9EH4HN978200	2017	Volvo	Day Cab	226,844	4/7/2016
4V4NC9EH1HN978199	2017	Volvo	Day Cab	227,790	4/7/2016
4V4NC9EH8HN981746	2017	Volvo	Day Cab	229,223	6/10/2016
4V4NC9EH5HN978223	2017	Volvo	Day Cab	230,400	4/7/2016
4V4NC9EH7HN981754	2017	Volvo	Day Cab	236,767	6/10/2016
4V4NC9EH4HN978228	2017	Volvo	Day Cab	246,982	5/12/2016
4V4NC9EH1HN978235	2017	Volvo	Day Cab	249,439	5/12/2016
4V4NC9EH4HN981744	2017	Volvo	Day Cab	257,323	6/10/2016
4V4NC9EH1HN978221	2017	Volvo	Day Cab	281,965	4/7/2016
3HSDJAPRXFN725086	2015	International	Sleeper Cab	257,415	12/31/2014
3HSDJAPR6FN724940	2015	International	Sleeper Cab	274,299	12/31/2014
3HSDJAPR0FN725033	2015	International	Sleeper Cab	285,603	12/31/2014
3HSDJAPR1FN724957	2015	International	Sleeper Cab	322,993	12/15/2014
3HSDJAPR9FN725046	2015	International	Sleeper Cab	329,330	12/31/2014
3HSDJAPR5FN725089	2015	International	Sleeper Cab	342,786	12/31/2014
3HSDJAPR7FN725093	2015	International	Sleeper Cab	346,191	12/31/2014
3HSDJAPR4FN725052	2015	International	Sleeper Cab	513,163	12/31/2014
1FUJGLD5XGLGV0451	2016	Freightliner	Sleeper Cab	237,384	5/8/2015
3HSDJAPRXGN285503	2016	International	Sleeper Cab	297,234	3/29/2016
3HSDJAPRXGN285534	2016	International	Sleeper Cab	283,513	4/7/2016
3HSDJAPR2GN285530	2016	International	Sleeper Cab	176,188	3/29/2016
3HSDJAPR3GN285519	2016	International	Sleeper Cab	183,069	3/29/2016
3HSDJAPR4GN285531	2016	International	Sleeper Cab	191,513	4/7/2016
3HSDJAPR9GN285069	2016	International	Sleeper Cab	193,165	4/7/2016
3HSDJAPR7GN285507	2016	International	Sleeper Cab	201,133	3/29/2016
3HSDJAPR7GN284907	2016	International	Sleeper Cab	204,825	3/29/2016
3HSDJAPR4GN285822	2016	International	Sleeper Cab	209,330	4/7/2016
3HSDJAPR2GN285799	2016	International	Sleeper Cab	214,834	4/7/2016
3HSDJAPR1GN285079	2016	International	Sleeper Cab	219,732	3/29/2016
3HSDJAPR6GN285076	2016	International	Sleeper Cab	221,451	3/29/2016
3HSDJAPR6GN285515	2016	International	Sleeper Cab	226,677	3/29/2016
3HSDJAPR3GN285052	2016	International	Sleeper Cab	237,023	4/7/2016
3HSDJAPR0GN285073	2016	International	Sleeper Cab	237,887	3/29/2016
3HSDJAPR0GN285817	2016	International	Sleeper Cab	239,774	4/7/2016
3HSDJAPR6GN285790	2016	International	Sleeper Cab	241,147	4/7/2016
3HSDJAPR7GN285040	2016	International	Sleeper Cab	242,082	4/7/2016
3HSDJAPR2GN285088	2016	International	Sleeper Cab	245,121	4/7/2016
3HSDJAPR4GN285075	2016	International	Sleeper Cab	246,673	3/29/2016
3HSDJAPR5GN111385	2016	International	Sleeper Cab	248,526	3/29/2016
3HSDJAPR7GN285054	2016	International	Sleeper Cab	249,624	4/7/2016
3HSDJAPR1GN285387	2016	INTRNTL	Sleeper Cab	254,182	3/29/2016
3HSDJAPR3GN284919	2016	International	Sleeper Cab	254,495	3/29/2016
3HSDJAPRXGN285517	2016	International	Sleeper Cab	255,380	4/7/2016
3HSDJAPR1GN285793	2016	International	Sleeper Cab	256,197	4/7/2016
3HSDJAPR4GN285805	2016	International	Sleeper Cab	260,039	4/7/2016
3HSDJAPR6GN285045	2016	International	Sleeper Cab	260,949	3/29/2016
3HSDJAPR7GN285071	2016	International	Sleeper Cab	261,066	3/29/2016
3HSDJAPR1GN285521	2016	International	Sleeper Cab	261,347	3/29/2016
3HSDJAPR7GN284910	2016	International	Sleeper Cab	266,591	4/7/2016

3HSDJAPR1GN285518	2016	International	Sleeper Cab	266,868	3/29/2016
3HSDJAPR0GN285509	2016	International	Sleeper Cab	271,450	3/29/2016
3HSDJAPR8GN285791	2016	International	Sleeper Cab	272,004	4/7/2016
3HSDJAPR3GN285505	2016	International	Sleeper Cab	276,097	3/29/2016
3HSDJAPR1GN285065	2016	International	Sleeper Cab	283,249	4/7/2016
3HSDJAPR7GN285068	2016	International	Sleeper Cab	284,165	4/7/2016
3HSDJAPRXGN285078	2016	International	Sleeper Cab	285,396	3/29/2016
3HSDJAPR8GN285063	2016	International	Sleeper Cab	286,531	4/7/2016
3HSDJAPRXGN285064	2016	International	Sleeper Cab	286,678	4/7/2016
3HSDJAPR8GN284897	2016	International	Sleeper Cab	295,346	3/29/2016
3HSDJAPR4GN285058	2016	International	Sleeper Cab	298,450	4/7/2016
3HSDJAPR4GN285061	2016	International	Sleeper Cab	319,940	4/7/2016
3HSDJAPR7GN284924	2016	International	Sleeper Cab	322,550	3/29/2016
3HSDJAPR3GN285066	2016	International	Sleeper Cab	323,310	4/7/2016
3HSDJAPRXGN285498	2016	International	Sleeper Cab	329,703	3/29/2016
3HSDJAPR2GN285060	2016	International	Sleeper Cab	361,344	4/7/2016
3HSDJAPR2GN285057	2016	International	Sleeper Cab	377,012	4/7/2016
4V4NC9EHXHN988813	2017	Volvo	Day Cab	87,385	1/1/2017
4V4NC9EH2JN988844	2018	Volvo	Day Cab	89,217	6/1/2017
4V4NC9EH3HN988815	2017	Volvo	Day Cab	102,610	1/1/2017
4V4NC9EH3JN988786	2018	Volvo	Sleeper Cab	103,580	5/1/2017
4V4NC9EH2HN988837	2017	Volvo	Day Cab	104,733	3/1/2017
4V4NC9EH1HN988814	2017	Volvo	Day Cab	112,125	1/1/2017
4V4NC9EH4HN988841	2017	Volvo	Day Cab	113,807	3/1/2017
4V4NC9EH8HN988714	2017	Volvo	Sleeper Cab	114,783	1/1/2017
4V4NC9EH6HN988761	2017	Volvo	Sleeper Cab	115,125	2/1/2017
4V4NC9EHXHN988777	2017	Volvo	Sleeper Cab	118,929	3/1/2017
4V4NC9EH6HN988839	2017	Volvo	Day Cab	120,987	3/1/2017
4V4NC9EH0HN988836	2017	Volvo	Day Cab	121,717	3/1/2017
4V4NC9EH9HN988771	2017	Volvo	Sleeper Cab	123,845	3/1/2017
4V4NC9EH3HN988734	2017	Volvo	Sleeper Cab	124,093	1/1/2017
4V4NC9EH8HN988731	2017	Volvo	Sleeper Cab	124,616	1/1/2017
4V4NC9EH5HN988816	2017	Volvo	Day Cab	125,142	1/1/2017
4V4NC9EHXHN988827	2017	Volvo	Day Cab	125,897	1/1/2017
4V4NC9EHXJN988784	2018	Volvo	Sleeper Cab	126,101	5/1/2017
4V4NC9EH1HN988828	2017	Volvo	Day Cab	126,156	1/1/2017
4V4NC9EH6HN988727	2017	Volvo	Sleeper Cab	127,279	1/1/2017
4V4NC9EH8HN988826	2017	Volvo	Day Cab	128,838	1/1/2017
4V4NC9EH9HN988818	2017	Volvo	Day Cab	128,853	1/1/2017
4V4NC9EH9HN988835	2017	Volvo	Day Cab	129,320	3/1/2017
4V4NC9EH2HN988773	2017	Volvo	Sleeper Cab	129,581	3/1/2017
4V4NC9EHXHN988715	2017	Volvo	Sleeper Cab	130,382	1/1/2017
4V4NC9EH5JN988790	2018	Volvo	Sleeper Cab	131,363	5/1/2017
4V4NC9EH6HN988842	2017	Volvo	Day Cab	132,294	3/1/2017
4V4NC9EH9HN988821	2017	Volvo	Day Cab	132,627	1/1/2017
4V4NC9EHXHN988780	2017	Volvo	Sleeper Cab	133,209	3/1/2017
4V4NC9EH7HN988834	2017	Volvo	Day Cab	134,326	3/1/2017
4V4NC9EH3HN988765	2017	Volvo	Sleeper Cab	134,741	3/1/2017
4V4NC9EH8HN988728	2017	Volvo	Sleeper Cab	135,136	1/1/2017
4V4NC9EH3HN988751	2017	Volvo	Sleeper Cab	135,265	2/1/2017
4V4NC9EH4JN988795	2018	Volvo	Sleeper Cab	138,003	6/1/2017
4V4NC9EH6HN988730	2017	Volvo	Sleeper Cab	138,715	1/1/2017
4V4NC9EH8HN988776	2017	Volvo	Sleeper Cab	138,939	3/1/2017
4V4NC9EH0HN988769	2017	Volvo	Sleeper Cab	140,046	3/1/2017
4V4NC9EH8HN988745	2017	Volvo	Sleeper Cab	140,217	1/1/2017
4V4NC9EH6JN988796	2018	Volvo	Sleeper Cab	140,866	6/1/2017
4V4NC9EH4JN988845	2018	Volvo	Day Cab	141,070	6/1/2017
4V4NC9EH4HN988774	2017	Volvo	Sleeper Cab	141,220	3/1/2017
4V4NC9EH0HN988819	2017	Volvo	Day Cab	142,199	1/1/2017

4V4NC9EH8HN988843	2017	Volvo	Day Cab	142,602	3/1/2017
4V4NC9EH2HN988756	2017	Volvo	Sleeper Cab	142,850	2/1/2017
4V4NC9EH2HN988840	2017	Volvo	Day Cab	143,035	3/1/2017
4V4NC9EH4HN988760	2017	Volvo	Sleeper Cab	143,521	2/1/2017
4V4NC9EH2HN988742	2017	Volvo	Sleeper Cab	143,805	1/1/2017
4V4NC9EH4HN988810	2017	Volvo	Day Cab	144,067	1/1/2017
4V4NC9EH8JN988783	2018	Volvo	Sleeper Cab	144,383	5/1/2017
4V4NC9EH4HN988824	2017	Volvo	Day Cab	144,701	1/1/2017
4V4NC9EH6HN988825	2017	Volvo	Day Cab	144,868	1/1/2017
4V4NC9EHXHN988830	2017	Volvo	Day Cab	144,970	2/1/2017
4V4NC9EH2HN988739	2017	Volvo	Sleeper Cab	145,843	1/1/2017
4V4NC9EH6HN988811	2017	Volvo	Day Cab	145,850	1/1/2017
4V4NC9EH0HN988822	2017	Volvo	Day Cab	146,039	1/1/2017
4V4NC9EH1HN988716	2017	Volvo	Sleeper Cab	146,667	1/1/2017
4V4NC9EH7JN988788	2018	Volvo	Sleeper Cab	146,803	5/1/2017
4V4NC9EH9JN988789	2018	Volvo	Sleeper Cab	148,286	5/1/2017
4V4NC9EH1HN988831	2017	Volvo	Day Cab	148,483	2/1/2017
4V4NC9EH9HN988768	2017	Volvo	Sleeper Cab	149,749	3/1/2017
4V4NC9EH7HN988736	2017	Volvo	Sleeper Cab	149,873	1/1/2017
4V4NC9EH4HN988726	2017	Volvo	Sleeper Cab	149,901	1/1/2017
4V4NC9EH6HN988775	2017	Volvo	Sleeper Cab	150,457	3/1/2017
4V4NC9EH0HN988710	2017	Volvo	Sleeper Cab	150,959	1/1/2017
4V4NC9EH0HN988772	2017	Volvo	Sleeper Cab	151,047	3/1/2017
4V4NC9EH7HN988817	2017	Volvo	Day Cab	151,625	1/1/2017
4V4NC9EH2HN988823	2017	Volvo	Day Cab	153,100	1/1/2017
4V4NC9EH0HN988755	2017	Volvo	Sleeper Cab	154,288	2/1/2017
4V4NC9EH7HN988820	2017	Volvo	Day Cab	155,059	1/1/2017
4V4NC9EH1HN988764	2017	Volvo	Sleeper Cab	155,512	3/1/2017
4V4NC9EH2JN988794	2018	Volvo	Sleeper Cab	155,531	6/1/2017
4V4NC9EH8HN988812	2017	Volvo	Day Cab	156,052	1/1/2017
4V4NC9EH9HN988723	2017	Volvo	Sleeper Cab	156,479	1/1/2017
4V4NC9EH3HN988717	2017	Volvo	Sleeper Cab	156,979	1/1/2017
4V4NC9EH1HN988750	2017	Volvo	Sleeper Cab	157,229	2/1/2017
4V4NC9EH5HN988833	2017	Volvo	Day Cab	159,208	2/1/17
4V4NC9EH3HN988748	2017	Volvo	Sleeper Cab	159,344	2/1/2017
4V4NC9EHXHN988729	2017	Volvo	Sleeper Cab	159,698	1/1/2017
4V4NC9EH8HN988762	2017	Volvo	Sleeper Cab	160,141	2/1/2017
4V4NC9EH7JN988791	2018	Volvo	Sleeper Cab	160,285	5/1/2017
4V4NC9EH1HN988781	2017	Volvo	Sleeper Cab	160,964	3/1/2017
4V4NC9EH3HN988829	2017	Volvo	Day Cab	161,048	1/1/2017
4V4NC9EH1HN988733	2017	Volvo	Sleeper Cab	161,466	1/1/2017
4V4NC9EH5HN988735	2017	Volvo	Sleeper Cab	161,578	1/1/2017
4V4NC9EH6HN988713	2017	Volvo	Sleeper Cab	161,692	1/1/2017
4V4NC9EH3HN988779	2017	Volvo	Sleeper Cab	161,880	3/1/2017
4V4NC9EH3HN988832	2017	Volvo	Day Cab	162,538	2/1/2017
4V4NC9EH0HN988741	2017	Volvo	Sleeper Cab	163,219	1/1/2017
4V4NC9EH0HN988724	2017	Volvo	Sleeper Cab	164,489	1/1/2017
4V4NC9EH8HN988759	2017	Volvo	Sleeper Cab	165,545	2/1/2017
4V4NC9EH1HN988778	2017	Volvo	Sleeper Cab	166,149	3/1/2017
4V4NC9EH2HN988711	2017	Volvo	Sleeper Cab	166,931	1/1/2017
4V4NC9EH6JN988782	2018	Volvo	Sleeper Cab	167,052	5/1/2017
4V4NC9EH1HN988747	2017	Volvo	Sleeper Cab	167,257	2/1/2017
4V4NC9EHXHN988763	2017	Volvo	Sleeper Cab	167,499	2/1/2017
4V4NC9EH5JN988787	2018	Volvo	Sleeper Cab	167,735	5/1/2017
4V4NC9EH5HN988749	2017	Volvo	Sleeper Cab	167,754	2/1/2017
4V4NC9EH0JN988793	2018	Volvo	Sleeper Cab	168,096	6/1/2017
4V4NC9EH7HN988719	2017	Volvo	Sleeper Cab	168,629	1/1/2017
4V4NC9EH5HN988718	2017	Volvo	Sleeper Cab	168,738	1/1/2017
4V4NC9EHXHN988746	2017	Volvo	Sleeper Cab	171,181	2/1/2017

4V4NC9EH7HN988767	2017	Volvo	Sleeper Cab	172,906	3/1/2017
4V4NC9EH2HN988725	2017	Volvo	Sleeper Cab	174,059	1/1/2017
4V4NC9EH3HN988720	2017	Volvo	Sleeper Cab	174,234	1/1/2017
4V4NC9EH5HN988721	2017	Volvo	Sleeper Cab	178,033	1/1/2017
4V4NC9EH9HN988740	2017	Volvo	Sleeper Cab	179,431	1/1/2017
4V4NC9EH7HN988770	2017	Volvo	Sleeper Cab	181,019	3/1/2017
4V4NC9EH6HN988744	2017	Volvo	Sleeper Cab	181,575	1/1/2017
4V4NC9EH4HN988757	2017	Volvo	Sleeper Cab	182,397	2/1/2017
4V4NC9EH5HN988752	2017	Volvo	Sleeper Cab	183,283	2/1/2017
4V4NC9EH6HN988758	2017	Volvo	Sleeper Cab	184,616	2/1/2017
4V4NC9EH4HN988712	2017	Volvo	Sleeper Cab	188,020	1/1/2017
4V4NC9EH9HN988737	2017	Volvo	Sleeper Cab	188,517	1/1/2017
4V4NC9EH9JN988792	2018	Volvo	Sleeper Cab	190,944	6/1/2017
4V4NC9EH7HN988753	2017	Volvo	Sleeper Cab	191,549	2/1/2017
4V4NC9EH5HN988766	2017	Volvo	Sleeper Cab	196,439	3/1/2017
4V4NC9EH9HN988754	2017	Volvo	Sleeper Cab	196,696	2/1/2017
4V4NC9EH4HN988838	2017	Volvo	Day Cab	198,958	3/1/2017
4V4NC9EH1JN988785	2018	Volvo	Sleeper Cab	199,554	6/1/2017
4V4NC9EH0HN988738	2017	Volvo	Sleeper Cab	209,641	1/1/2017
4V4NC9EH7HN988722	2017	Volvo	Sleeper Cab	215,120	1/1/2017
4V4NC9EH4HN988743	2017	Volvo	Sleeper Cab	219,818	1/1/2017
4V4NC9EH9JN988797	2018	Volvo	Sleeper Cab	225,260	6/1/2017
4V4NC9EHXHN988732	2017	Volvo	Sleeper Cab	226,344	1/1/2017
1XKADP9X6DJ290007	2013	Kenworth	Day Cab	341,716	4/30/2017
311213	2005	Ottawa	Jockey	19,512	1/1/2005
4LMBF2116FL030020	2015	Capacity	Day Cab	37,002	6/17/2015
4LMBF2112FL030018	2015	Capacity	Day Cab	44,158	6/16/2015
1HTMMMMN3FH663708	2015	International	Box Truck	57,808	1/1/2015
1HTMMMML8FH666361	2015	International	Box Truck	94,188	1/1/2015
1XKYD49XXHJ148987	2017	Kenworth	Day Cab	182,873	4/1/2016
1XKYD49X6HJ148985	2017	Kenworth	Day Cab	189,829	4/1/2016
1XKYD49X8HJ148986	2017	Kenworth	Day Cab	205,049	4/1/2016
3HSDJAPR5GN285053	2016	International	Sleeper Cab	233,909	11/30/2016
1XKYD49X3HJ148992	2017	Kenworth	Sleeper Cab	234,927	4/1/2016
1XKYD49X4HJ148984	2017	Kenworth	Day Cab	236,000	4/1/2016
1XKYD49X2HJ148983	2017	Kenworth	Day Cab	240,186	4/1/2016
1XKYD49X1HJ148991	2017	Kenworth	Sleeper Cab	240,729	4/1/2016
3HSDJAPR1GN285051	2016	International	Sleeper Cab	249,788	11/30/2016
1XKYD49X1HJ148988	2017	Kenworth	Sleeper Cab	261,702	4/1/2016
1XKYD49X3HJ148989	2017	Kenworth	Sleeper Cab	265,832	4/1/2016
4V4NC9EH9EN160862	2014	Volvo	Day Cab	272,225	11/30/2016
1XKYD49XXHJ148990	2017	Kenworth	Sleeper Cab	287,472	4/1/2016
3HSDJAPR6GN111198	2016	International	Sleeper Cab	298,972	10/15/2015
4LMBF2114FL030019	2015	Capacity	Day Cab	299,355	6/17/2015
3HSDJAPR8GN111199	2016	International	Sleeper Cab	303,572	10/15/2015
4V4NC9EH3FN182406	2015	Volvo	Day Cab	320,644	3/31/2017
1XKADP9XXDJ290009	2013	Kenworth	Day Cab	410,093	4/1/2016
11VF813E2FA000106	2015	Ottawa	Day Cab	689,301	12/18/2014
11VF813E0FA000105	2015	Ottawa	Day Cab	834,607	12/18/2014
3HSDJAPR3GN030871	2016	International	Sleeper Cab	232,294	9/14/2015
3HSDJAPR5GN030872	2016	International	Sleeper Cab	248,810	9/14/2015
3HSDJAPR7GN030811	2016	International	Sleeper Cab	264,226	9/14/2015
3HSDJAPR7GN030887	2016	International	Sleeper Cab	270,177	9/14/2015
3HSDJAPRXGN030818	2016	International	Sleeper Cab	288,800	9/14/2015
3HSDJAPR6GN030900	2016	International	Sleeper Cab	298,640	9/14/2015
3HSDJAPR9GN030888	2016	International	Sleeper Cab	302,946	9/14/2015
3HSDJAPR1GN030884	2016	International	Sleeper Cab	306,962	9/14/2015

3HSDJAPR3GN030787	2016	International	Sleeper Cab	319,984	9/14/2015
3HSDJAPR7GN030775	2016	International	Sleeper Cab	324,371	9/14/2015
3HSDJAPRXGN030897	2016	International	Sleeper Cab	335,646	9/14/2015
3HSDJAPR0GN030875	2016	International	Sleeper Cab	354,673	9/14/2015
3HSDJAPR7GN750285	2015	International	Sleeper Cab	266,143	3/23/2015
3HSDJAPR6FN725215	2015	International	Sleeper Cab	234,313	1/27/2015
3HSDJAPR3FN725107	2015	International	Sleeper Cab	243,788	1/27/2015
3HSDJAPR7FN725224	2015	International	Sleeper Cab	263,753	1/27/2015
3HSDJAPR9GN750241	2015	International	Sleeper Cab	271,156	3/23/2015
3HSDJAPR2FN725275	2015	International	Sleeper Cab	281,500	1/27/2015
3HSDJAPR0FN604776	2015	International	Sleeper Cab	292,996	1/27/2015
3HSDJAPR1FN725204	2015	International	Sleeper Cab	297,131	1/27/2015
3HSDJAPR7FN725174	2015	International	Sleeper Cab	297,300	1/27/2015
3HSDJAPR9FN725161	2015	International	Sleeper Cab	303,684	1/27/2015
3HSDJAPR5FN725125	2015	International	Sleeper Cab	303,901	1/27/2015
3HSDJAPR0FN725212	2015	International	Sleeper Cab	304,794	2/27/2015
3HSDJAPR8FN725281	2015	International	Sleeper Cab	305,356	1/27/2015
3HSDJAPR2FN725387	2015	International	Sleeper Cab	310,473	1/27/2015
3HSDJAPR8GN750246	2015	International	Sleeper Cab	322,309	3/23/2015
3HSDJAPR3FN725172	2015	International	Sleeper Cab	323,137	1/27/2015
3HSDJAPR9FN725385	2015	International	Sleeper Cab	329,327	2/27/2015
3HSDJAPR1GN750377	2015	International	Sleeper Cab	332,908	3/23/2015
3HSDJAPR9GN750434	2016	International	Sleeper Cab	333,182	6/1/2015
3HSDJAPR4FN725438	2015	International	Sleeper Cab	343,560	2/27/2015
3HSDJAPR5FN725318	2015	International	Sleeper Cab	344,587	1/27/2015
3HSDJAPR3GN750431	2016	INTRNTL	Sleeper Cab	348,316	6/1/2015
3HSDJAPR9FN725449	2015	International	Sleeper Cab	353,051	3/23/2015
3HSDJAPR5FN725271	2015	International	Sleeper Cab	353,673	2/27/2015
3HSDJAPR9FN725189	2015	International	Sleeper Cab	360,166	1/27/2015
3HSDJAPR4FN725388	2015	International	Sleeper Cab	364,106	2/27/2015
3HSDJAPRXFN604588	2015	International	Sleeper Cab	297,891	12/19/2014
3HSDJAPR8FN604587	2015	International	Sleeper Cab	334,786	12/19/2014
3HSDJAPR6GN111184	2016	International	Sleeper Cab	240,504	11/3/2015
3HSDJAPRXGN111169	2016	International	Sleeper Cab	297,596	11/3/2015
3HSDJAPR9GN111194	2016	International	Sleeper Cab	317,658	11/3/2015
3HSDJAPR3FN724975	2015	International	Sleeper Cab	384,548	2/27/2015
3HSDJAPR9FN662644	2015	International	Sleeper Cab	362,368	10/1/2014
3HSDJAPR3FN604657	2015	International	Sleeper Cab	355,613	12/1/2014
3HSDJAPR7FN588124	2015	International	Sleeper Cab	20,815	6/13/2014
3HSDJAPR1FN587843	2015	International	Sleeper Cab	230,129	6/13/2014
3HSDJAPR3GN750624	2016	International	Sleeper Cab	230,531	6/29/2015
3HSDJAPR7GN030470	2016	International	Sleeper Cab	264,163	6/29/2015
3HSDJAPR7FN602202	2015	International	Sleeper Cab	278,265	7/31/2014
3HSDJAPR3FN725141	2015	International	Sleeper Cab	287,245	2/27/2015
3HSDJAPR7GN750612	2016	International	Sleeper Cab	287,352	6/29/2015
3HSDJAPR9GN750546	2016	International	Sleeper Cab	293,018	6/29/2015
3HSDJAPR2GN030439	2016	International	Sleeper Cab	293,740	6/29/2015
3HSDJAPR0FN725288	2015	International	Sleeper Cab	294,298	2/27/2015
3HSDJAPR6FN604524	2015	International	Sleeper Cab	295,907	10/1/2014
3HSDJAPR8FN604556	2015	International	Sleeper Cab	299,253	8/19/2014
3HSDJAPR9FN604629	2015	International	Sleeper Cab	308,595	12/1/2014
3HSDJAPR7GN030436	2016	International	Sleeper Cab	310,457	6/29/2015
3HSDJAPR8GN750618	2016	International	Sleeper Cab	315,343	6/29/2015
3HSDJAPR1FN588278	2015	International	Sleeper Cab	316,231	6/13/2014
3HSDJAPR7FN604578	2015	International	Sleeper Cab	316,453	12/1/2014
3HSDJAPRXFN604512	2015	International	Sleeper Cab	317,081	9/22/2014
3HSDJAPR3FN604755	2015	International	Sleeper Cab	324,183	12/31/2014
3HSDJAPR8FN587841	2015	International	Sleeper Cab	324,824	6/13/2014
3HSDJAPR5FN602330	2015	International	Sleeper Cab	327,868	6/30/2014

3HSDJAPR1FN662881	2015	International	Sleeper Cab	331,467	12/1/2014
3HSDJAPRXGN750619	2016	International	Sleeper Cab	331,552	6/29/2015
3HSDJAPR3FN602276	2015	International	Sleeper Cab	331,619	7/15/2014
3HSDJAPR0FN602283	2015	International	Sleeper Cab	340,179	7/31/2014
3HSDJAPR1GN750623	2016	International	Sleeper Cab	342,349	6/29/2015
3HSDJAPR0FN588286	2015	International	Sleeper Cab	343,068	6/30/2014
3HSDJAPR4FN588176	2015	International	Sleeper Cab	351,431	6/13/2014
3HSDJAPR7GN750626	2016	International	Sleeper Cab	353,656	6/29/2015
3HSDJAPR5FN604532	2015	International	Sleeper Cab	358,441	10/1/2014
3HSDJAPR6FN604622	2015	International	Sleeper Cab	359,044	12/1/2014
3HSDJAPR9FN602332	2015	International	Sleeper Cab	365,207	10/31/2014
3HSDJAPR9FN602282	2015	International	Sleeper Cab	365,622	7/31/2014
3HSDJAPR7FN725028	2015	International	Sleeper Cab	378,836	12/30/2014
3HSDJAPR8FN604749	2015	International	Sleeper Cab	402,066	12/31/2014
3HSDJAPR8FN602290	2015	INTRNTL	Sleeper Cab	404,490	7/31/2014
3HSDJAPR9FN725001	2015	International	Sleeper Cab	414,498	12/1/2014
3HSDJAPR7FN663114	2015	INTRNTL	Sleeper Cab	507,113	10/31/2014

VIN	Year	Make	Type
13N1532C2G1517752	2016	Fontaine	Flatbed
13N1532C3G1518585	2016	Fontaine	Flatbed
13N1532C5G1518586	2016	Fontaine	Flatbed
13N1532C7G1517763	2016	Fontaine	Flatbed
1JJV532D7CL736419	2012	Wabash	Dry Van
1JJV532D4CL736426	2012	Wabash	Dry Van
1JJV532D0CL736455	2012	Wabash	Dry Van
1JJV532DXCL736477	2012	Wabash	Dry Van
1JJV532D9CL736499	2012	Wabash	Dry Van
1JJV532D5CL736502	2012	Wabash	Dry Van
1JJV532D3CL736515	2012	Wabash	Dry Van
1JJV532D6CL736542	2012	Wabash	Dry Van
1JJV532D2CL736554	2012	Wabash	Dry Van
1JJV532D2CL736599	2012	Wabash	Dry Van
1JJV532D6CL736606	2012	Wabash	Dry Van
1JJV532D1GL902438	2016	Wabash	Dry Van
1JJV532D4GL902451	2016	Wabash	Dry Van
1JJV532D5GL902507	2016	Wabash	Dry Van
1JJV532DXGL902602	2016	Wabash	Dry Van
1JJV532D2GL902626	2016	Wabash	Dry Van
1JJV532D6GL902595	2016	Wabash	Dry Van
1JJV532D6GL902550	2016	Wabash	Dry Van
1JJV532D4GL902434	2016	Wabash	Dry Van
1JJV532DXGL902504	2016	Wabash	Dry Van
1JJV532D5GL902605	2016	Wabash	Dry Van
1JJV532D5GL902586	2016	Wabash	Dry Van
1JJV532D5GL902474	2016	Wabash	Dry Van
1JJV532D2GL902481	2016	Wabash	Dry Van
1JJV532D6GL902483	2016	Wabash	Dry Van
1JJV532D9GL902560	2016	Wabash	Dry Van
1JJV532D7GL902590	2016	Wabash	Dry Van
1JJV532D8GL902470	2016	Wabash	Dry Van
1JJV532D3GL902554	2016	Wabash	Dry Van
1JJV532D3GL902585	2016	Wabash	Dry Van
1JJV532D6GL902435	2016	Wabash	Dry Van
1JJV532D6GL902600	2016	Wabash	Dry Van
1JJV532D7GL902606	2016	Wabash	Dry Van
1JJV532D6GL902533	2016	Wabash	Dry Van
1JJV532D7GL902623	2016	Wabash	Dry Van
1JJV532D6GL902578	2016	Wabash	Dry Van
1JJV532D9GL902431	2016	Wabash	Dry Van
1JJV532D6GL902497	2016	Wabash	Dry Van
1JJV532D3GL902618	2016	Wabash	Dry Van
1JJV532DXGL902549	2016	Wabash	Dry Van
1JJV532D2GL902531	2016	Wabash	Dry Van
1JJV532D0GL902611	2016	Wabash	Dry Van
1JJV532D5GL902443	2016	Wabash	Dry Van
1JJV532D0GL902544	2016	Wabash	Dry Van
1JJV532D9GL902607	2016	Wabash	Dry Van
1JJV532D3GL902523	2016	Wabash	Dry Van
1JJV532D4GL902613	2016	Wabash	Dry Van
1JJV532D7GL902492	2016	Wabash	Dry Van
1JJV532D8GL902596	2016	Wabash	Dry Van
1JJV532D8GL902534	2016	Wabash	Dry Van
1JJV532D2GL902447	2016	Wabash	Dry Van
1JJV532D8GL902484	2016	Wabash	Dry Van
1JJV532D9GL902526	2016	Wabash	Dry Van
1JJV532D4GL902448	2016	Wabash	Dry Van

1JJV532D2GL902433	2016	Wabash	Dry Van
1JJV532D1GL902620	2016	Wabash	Dry Van
1JJV532D9GL902574	2016	Wabash	Dry Van
1JJV532D7CL736470	2012	Wabash	Dry Van
1JJV532D0HL902867	2016	Wabash	Dry Van
1JJV532D9GL901098	2016	Great Dane	Dry Van
1JJV532D7GL901200	2016	Wabash	Dry Van
1JJV532D1GL901211	2016	Wabash	Dry Van
1JJV532D4GL901526	2016	Wabash	Dry Van
1JJV532D0GL901037	2016	Great Dane	Dry Van
1JJV532D8GL900914	2016	Great Dane	Dry Van
1JJV532D5GL901194	2016	Wabash	Dry Van
1JJV532D7GL901472	2016	Wabash	Dry Van
1JJV532D4GL901137	2016	Wabash	Dry Van
1JJV532D4GL901574	2016	Wabash	Dry Van
1JJV532D3GL901596	2016	Wabash	Dry Van
1JJV532D4GL901171	2016	Wabash	Dry Van
1JJV532D4GL901610	2016	Wabash	Dry Van
1JJV532DXGL901613	2016	Wabash	Dry Van
1JJV532D0GL901166	2016	Wabash	Dry Van
1JJV532D5GL901566	2016	Wabash	Dry Van
1JJV532D7GL900841	2016	Great Dane	Dry Van
1JJV532D2GL901461	2016	Wabash	Dry Van
1JJV532D8GL901531	2016	Wabash	Dry Van
1JJV532D8GL901142	2016	Wabash	Dry Van
1JJV532D9GL901537	2016	Wabash	Dry Van
1JJV532D9GL901215	2016	Wabash	Dry Van
1JJV532D3GL901128	2016	Great Dane	Dry Van
1JJV532D0GL901071	2016	Great Dane	Dry Van
1JJV532D0GL901569	2016	Wabash	Dry Van
1JJV532D5GL900904	2016	Great Dane	Dry Van
1JJV532D4GL900876	2016	Great Dane	Dry Van
1JJV532D2GL901606	2016	Wabash	Dry Van
1JJV532D7GL901603	2016	Wabash	Dry Van
1JJV532D8GL901173	2016	Wabash	Dry Van
1JJV532D6GL901561	2016	Wabash	Dry Van
1JJV532D6GL901155	2016	Wabash	Dry Van
1JJV532D7GL901553	2016	Wabash	Dry Van
1JJV532D1GL900947	2016	Great Dane	Dry Van
1JJV532D3GL901002	2016	Great Dane	Dry Van
1JJV532D3GL901212	2016	Wabash	Dry Van
1JJV532D7GL901536	2016	Wabash	Dry Van
1JJV532D6GL901141	2016	Wabash	Dry Van
1JJV532D0GL901541	2016	Wabash	Dry Van
1JJV532D6GL901219	2016	Wabash	Dry Van
1JJV532D2HL902756	2016	Wabash	Dry Van
1JJV532D7GL901598	2016	Wabash	Dry Van
1JJV532D4GL901588	2016	Wabash	Dry Van
1JJV532D7GL901133	2016	Wabash	Dry Van
1JJV532D8GL901187	2016	Wabash	Dry Van
1JJV532D7GL901116	2016	Great Dane	Dry Van
1JJV532D3GL901209	2016	Wabash	Dry Van
1JJV532D6GL901513	2016	Wabash	Dry Van
1JJV532D9GL901604	2016	Wabash	Dry Van
1JJV532D3GL901162	2016	Wabash	Dry Van
1JJV532D6GL900992	2016	Great Dane	Dry Van
1JJV532D6GL901222	2016	Wabash	Dry Van
1JJV532D9GL901148	2016	Wabash	Dry Van
1JJV532D2GL901136	2016	Wabash	Dry Van

1JJV532D2GL901542	2016	Wabash	Dry Van
1JJV532D7GL901228	2016	Wabash	Dry Van
1JJV532D7GL901567	2016	Wabash	Dry Van
1JJV532D7GL900855	2016	Great Dane	Dry Van
1JJV532D4GL901218	2016	Wabash	Dry Van
1JJV532D9GL901165	2016	Wabash	Dry Van
1JJV532DXGL901563	2016	Wabash	Dry Van
1JJV532D0GL901507	2016	Wabash	Dry Van
1JJV532D7GL901620	2016	Wabash	Dry Van
1JJV532D7GL901181	2016	Wabash	Dry Van
1JJV532D8GL901190	2016	Wabash	Dry Van
1JJV532D9GL901229	2016	Wabash	Dry Van
1JJV532D0GL901099	2016	Great Dane	Dry Van
1JJV532DXGL901045	2016	Great Dane	Dry Van
1JJV532D8GL900959	2016	Great Dane	Dry Van
1JJV532D7GL900970	2016	Great Dane	Dry Van
1JJV532D3GL900996	2016	Great Dane	Dry Van
1JJV532D3GL901114	2016	Great Dane	Dry Van
1JJV532D6GL901074	2016	Great Dane	Dry Van
1JJV532D4GL900909	2016	Great Dane	Dry Van
1JJV532D0GL900972	2016	Great Dane	Dry Van
1JJV532D8GL901030	2016	Great Dane	Dry Van
1JJV532D5GL901020	2016	Great Dane	Dry Van
1JJV532D8GL901013	2016	Great Dane	Dry Van
1JJV532D7GL900998	2016	Great Dane	Dry Van
1JJV532D3GL900836	2016	Great Dane	Dry Van
1JJV532D9GL900856	2016	Great Dane	Dry Van
1JJV532DXGL900851	2016	Great Dane	Dry Van
1JJV532D5GL900921	2016	Great Dane	Dry Van
1JJV532D4GL900926	2016	Great Dane	Dry Van
1JJV532D5GL901227	2016	Wabash	Dry Van
1JJV532D3GL901453	2016	Wabash	Dry Van
1JJV532D9GL901568	2016	Wabash	Dry Van
1JJV532D9GL901196	2016	Wabash	Dry Van
1JJV532D3GL901176	2016	Wabash	Dry Van
1JJV532D6GL901088	2016	Great Dane	Dry Van
1JJV532D3GL901081	2016	Great Dane	Dry Van
1JJV532D0GL900857	2016	Great Dane	Dry Van
1JJV532D2GL901492	2016	Wabash	Dry Van
1JJV532D8GL901450	2016	Wabash	Dry Van
1JJV532D3GL901517	2016	Wabash	Dry Van
1JJV532D0GL901510	2016	Wabash	Dry Van
1JJV532D0GL901460	2016	Wabash	Dry Van
1JJV532D1GL901046	2016	Great Dane	Dry Van
1JJV532D1GL901628	2016	Wabash	Dry Van
1JJV532DXGL900834	2016	Great Dane	Dry Van
1JJV532D1GL901502	2016	Wabash	Dry Van
1JJV532D8GL900931	2016	Great Dane	Dry Van
1JJV532D6GL901169	2016	Wabash	Dry Van
1JJV532D2GL901539	2016	Wabash	Dry Van
1JJV532DXGL901210	2016	Wabash	Dry Van
1JJV532D4GL901168	2016	Wabash	Dry Van
1JJV532D2GL901489	2016	Wabash	Dry Van
1JJV532D3GL901615	2016	Wabash	Dry Van
1JJV532DXGL901109	2016	Great Dane	Dry Van
1JJV532D7GL900886	2016	Great Dane	Dry Van
1JJV532D8GL901612	2016	Wabash	Dry Van
1JJV532DXGL901594	2016	Wabash	Dry Van
1JJV532D5GL901177	2016	Wabash	Dry Van

1JJV532D5GL900871	2016	Great Dane	Dry Van
1JJV532D8GL901545	2016	Wabash	Dry Van
1JJV532D5GL901552	2016	Wabash	Dry Van
1JJV532D9GL901036	2016	Great Dane	Dry Van
1JJV532D0GL901622	2016	Wabash	Dry Van
1JJV532D9GL901585	2016	Wabash	Dry Van
1JJV532D9GL900923	2016	Great Dane	Dry Van
1JJV532D6GL901138	2016	Wabash	Dry Van
1JJV532D2GL900830	2016	Great Dane	Dry Van
1JJV532D3GL900884	2016	Great Dane	Dry Van
1JJV532D8GL901139	2016	Wabash	Dry Van
1JJV532D7GL901147	2016	Wabash	Dry Van
1JJV532DXGL901191	2016	Wabash	Dry Van
1JJV532D0GL901555	2016	Wabash	Dry Van
1JJV532DXGL900929	2016	Great Dane	Dry Van
1JJV532D7GL901214	2016	Wabash	Dry Van
1JJV532D1GL901533	2016	Wabash	Dry Van
1JJV532DXGL900879	2016	Great Dane	Dry Van
1JJV532D5GL900935	2016	Great Dane	Dry Van
1JJV532D2GL901198	2016	Wabash	Dry Van
1JJV532D3GL901226	2016	Wabash	Dry Van
1JJV532D4GL901624	2016	Wabash	Dry Van
1JJV532D9GL901201	2016	Wabash	Dry Van
1JJV532D0GL901572	2016	Wabash	Dry Van
1JJV532D8GL900962	2016	Great Dane	Dry Van
1JJV532D4GL901011	2016	Great Dane	Dry Van
1JJV532D7GL901617	2016	Wabash	Dry Van
1JJV532D1GL901144	2016	Wabash	Dry Van
1JJV532DXGL901529	2016	Wabash	Dry Van
1JJV532D4GL901199	2016	Wabash	Dry Van
1JJV532D2GL901587	2016	Wabash	Dry Van
1JJV532D4GL901185	2016	Wabash	Dry Van
1JJV532D5GL901583	2016	Wabash	Dry Van
1JJV532DXGL901546	2016	Wabash	Dry Van
1JJV532D2GL901623	2016	Wabash	Dry Van
1JJV532D3GL901579	2016	Wabash	Dry Van
1JJV532D5GL901163	2016	Wabash	Dry Van
1JJV532D6GL901592	2016	Wabash	Dry Van
1JJV532D1GL901130	2016	Wabash	Dry Van
1JJV532D9GL901554	2016	Wabash	Dry Van
1JJV532D5GL901146	2016	Wabash	Dry Van
1JJV532D4GL901591	2016	Wabash	Dry Van
1JJV532D2GL901203	2016	Wabash	Dry Van
1JJV532D8GL901559	2016	Wabash	Dry Van
1JJV532D3GL901551	2016	Wabash	Dry Van
1JJV532D3GL901534	2016	Wabash	Dry Van
1JJV532D4GL901607	2016	Wabash	Dry Van
1JJV532D8GL901593	2016	Wabash	Dry Van
1JJV532D1GL901564	2016	Wabash	Dry Van
1JJV532D2GL901167	2016	Wabash	Dry Van
1JJV532D9GL901134	2016	Wabash	Dry Van
1JJV532D9GL901621	2016	Wabash	Dry Van
1JJV532D2GL901220	2016	Wabash	Dry Van
1JJV532D8GL901223	2016	Wabash	Dry Van
1JJV532D1GL901578	2016	Wabash	Dry Van
1JJV532D5GL901597	2016	Wabash	Dry Van
1JJV532DXGL901532	2016	Wabash	Dry Van
1JJV532DXGL901577	2016	Wabash	Dry Van
1JJV532D5GL901602	2016	Wabash	Dry Van

1JJV532D6GL901530	2016	Wabash	Dry Van
1JJV532D8GL901609	2016	Wabash	Dry Van
1JJV532D4GL901557	2016	Wabash	Dry Van
1JJV532D4GL901543	2016	Wabash	Dry Van
1JJV532D5GL901180	2016	Wabash	Dry Van
1JJV532D6GL901544	2016	Wabash	Dry Van
1JJV532D0GL901183	2016	Wabash	Dry Van
1JJV532D6GL901625	2016	Wabash	Dry Van
1JJV532D2GL901590	2016	Wabash	Dry Van
1JJV532D2GL901184	2016	Wabash	Dry Van
1JJV532D0GL901619	2016	Wabash	Dry Van
1JJV532D4GL901154	2016	Wabash	Dry Van
1JJV532D1GL901547	2016	Wabash	Dry Van
1JJV532D2GL901573	2016	Wabash	Dry Van
1JJV532D6GL901172	2016	Wabash	Dry Van
1JJV532D4GL901140	2016	Wabash	Dry Van
1JJV532D0GL901152	2016	Wabash	Dry Van
1JJV532D5GL901535	2016	Wabash	Dry Van
1JJV532D5GL901132	2016	Wabash	Dry Van
1JJV532DXGL901207	2016	Wabash	Dry Van
1JJV532D1GL901158	2016	Wabash	Dry Van
1JJV532D6GL901589	2016	Wabash	Dry Van
1JJV532D5GL901616	2016	Wabash	Dry Van
1JJV532D3GL901193	2016	Wabash	Dry Van
1JJV532D0GL901586	2016	Wabash	Dry Van
1JJV532D3GL901159	2016	Wabash	Dry Van
1JJV532D6GL901608	2016	Wabash	Dry Van
1JJV532DXGL901224	2016	Wabash	Dry Van
1JJV532D3GL901601	2016	Wabash	Dry Van
1JJV532D6GL901186	2016	Wabash	Dry Van
1JJV532D0GL901605	2016	Wabash	Dry Van
1JJV532D8GL901576	2016	Wabash	Dry Van
1JJV532D0GL901216	2016	Wabash	Dry Van
1JJV532DXGL901174	2016	Wabash	Dry Van
1JJV532D3GL901582	2016	Wabash	Dry Van
1JJV532D7GL901195	2016	Wabash	Dry Van
1JJV532D0GL901197	2016	Wabash	Dry Van
1JJV532D2GL901170	2016	Wabash	Dry Van
1JJV532D1GL901600	2016	Wabash	Dry Van
1JJV532D6GL901205	2016	Wabash	Dry Van
1JJV532DXGL901143	2016	Wabash	Dry Van
1JJV532D9GL901151	2016	Wabash	Dry Van
1JJV532D1GL901208	2016	Wabash	Dry Van
1JJV532D1GL901192	2016	Wabash	Dry Van
1JJV532D2GL900942	2016	Great Dane	Dry Van
1JJV532D3GL901131	2016	Wabash	Dry Van
1JJV532D9GL901182	2016	Wabash	Dry Van
1JJV532D1GL901595	2016	Wabash	Dry Van
1JJV532DXGL901157	2016	Wabash	Dry Van
1JJV532D1GL901189	2016	Wabash	Dry Van
1JJV532D7GL901178	2016	Wabash	Dry Van
1JJV532D3GL901565	2016	Wabash	Dry Van
1JJV532D8GL901626	2016	Wabash	Dry Van
1JJV532D2GL901217	2016	Wabash	Dry Van
1JJV532D9GL901540	2016	Wabash	Dry Van
1JJV532D3GL901629	2016	Wabash	Dry Van
1JJV532D6GL901558	2016	Wabash	Dry Van
1JJV532D5GL901549	2016	Wabash	Dry Van
1JJV532DXGL901580	2016	Wabash	Dry Van

1JJV532D9GL901571	2016	Wabash	Dry Van
1JJV532DXGL900980	2016	Great Dane	Dry Van
1JJV532D8GL901156	2016	Wabash	Dry Van
1JJV532D4GL901204	2016	Wabash	Dry Van
1JJV532D2GL901153	2016	Wabash	Dry Van
1JJV532DXGL901188	2016	Wabash	Dry Van
1JJV532DXGL901059	2016	Great Dane	Dry Van
1JJV532D7GL901164	2016	Wabash	Dry Van
1JJV532D3GL901484	2016	Wabash	Dry Van
1JJV532D1GL901614	2016	Wabash	Dry Van
1JJV532D1GL901550	2016	Wabash	Dry Van
1JJV532D8GL901092	2016	Great Dane	Dry Van
1JJV532D0GL901149	2016	Wabash	Dry Van
1JJV532D4GL900893	2016	Great Dane	Dry Van
1JJV532D8GL901562	2016	Wabash	Dry Van
1JJV532D5GL901213	2016	Wabash	Dry Van
1JJV532D9GL901599	2016	Wabash	Dry Van
1JJV532D1GL901225	2016	Wabash	Dry Van
1JJV532D0GL901538	2016	Wabash	Dry Van
1JJV532DXGL901627	2016	Wabash	Dry Van
1JJV532D7GL901584	2016	Wabash	Dry Van
1JJV532D0GL901202	2016	Wabash	Dry Van
1JJV532D7GL901570	2016	Wabash	Dry Van
1JJV532D0GL901524	2016	Wabash	Dry Van
1JJV532DXGL901160	2016	Wabash	Dry Van
1JJV532D4GL901462	2016	Wabash	Dry Van
1JJV532D3GL901145	2016	Wabash	Dry Van
1JJV532D2GL901086	2016	Great Dane	Dry Van
1JJV532D2GL901556	2016	Wabash	Dry Van
1JJV532D7GL901150	2016	Wabash	Dry Van
1JJV532D4GL901221	2016	Wabash	Dry Van
1JJV532D4GL901560	2016	Wabash	Dry Van
1JJV532D1GL901175	2016	Wabash	Dry Van
1JJV532D1GL900902	2016	Great Dane	Dry Van
1JJV532D1GL901581	2016	Wabash	Dry Van
1JJV532D9GL901179	2016	Wabash	Dry Van
1JJV532D0GL901135	2016	Wabash	Dry Van
1JJV532D8GL901206	2016	Wabash	Dry Van
1JJV532D9GL901618	2016	Wabash	Dry Van
1JJV532D6GL901575	2016	Wabash	Dry Van
1JJV532D3GL901548	2016	Wabash	Dry Van
1JJV532D6GL901611	2016	Wabash	Dry Van
1JJV532D6GL902189	2016	Wabash	Dry Van
1JJV532D3GL902215	2016	Wabash	Dry Van
1JJV532D6GL902225	2016	Wabash	Dry Van
1JJV532D8GL902212	2016	Wabash	Dry Van
1JJV532D8GL902193	2016	Wabash	Dry Van
1JJV532D0GL902236	2016	Wabash	Dry Van
1JJV532D2GL902139	2016	Wabash	Dry Van
1JJV532D3GL902263	2016	Wabash	Dry Van
1JJV532D7GL902170	2016	Wabash	Dry Van
1JJV532D3GL902182	2016	Wabash	Dry Van
1JJV532D8GL902260	2016	Wabash	Dry Van
1JJV532D5GL902216	2016	Wabash	Dry Van
1JJV532D7GL902203	2016	Wabash	Dry Van
1JJV532D5GL902197	2016	Wabash	Dry Van
1JJV532D8GL902274	2016	Wabash	Dry Van
1JJV532D6GL902256	2016	Wabash	Dry Van
1JJV532D0GL902219	2016	Wabash	Dry Van

1JJV532D7GL902217	2016	Wabash	Dry Van
1JJV532D7GL902167	2016	Wabash	Dry Van
1JJV532D6GL902158	2016	Wabash	Dry Van
1JJV532D5GL902202	2016	Wabash	Dry Van
1JJV532D2GL902142	2016	Wabash	Dry Van
1JJV532DXGL902213	2016	Wabash	Dry Van
1JJV532D1GL902245	2016	Wabash	Dry Van
1JJV532D3GL902232	2016	Wabash	Dry Van
1JJV532D5GL902166	2016	Wabash	Dry Van
1JJV532D1GL902178	2016	Wabash	Dry Van
1JJV532D3GL902246	2016	Wabash	Dry Van
1JJV532D5GL902264	2016	Wabash	Dry Van
1JJV532D9GL902252	2016	Wabash	Dry Van
1JJV532D2GL902190	2016	Wabash	Dry Van
1JJV532D4GL902160	2016	Wabash	Dry Van
1JJV532D9GL902204	2016	Wabash	Dry Van
1JJV532D2GL902206	2016	Wabash	Dry Van
1JJV532D2GL902254	2016	Wabash	Dry Van
1JJV532D4GL902269	2016	Wabash	Dry Van
1JJV532D5GL902135	2016	Wabash	Dry Van
1JJV532D9GL902199	2016	Wabash	Dry Van
1JJV532D0GL902155	2016	Wabash	Dry Van
1JJV532D7GL902251	2016	Wabash	Dry Van
1JJV532D4GL902255	2016	Wabash	Dry Van
1JJV532D1GL902214	2016	Wabash	Dry Van
1JJV532D6GL902144	2016	Wabash	Dry Van
1JJV532D1GL902164	2016	Wabash	Dry Van
1JJV532D7GL902184	2016	Wabash	Dry Van
1JJV532D1GL900432	2016	Wabash	Dry Van
1JJV532D3GL902229	2016	Wabash	Dry Van
1JJV532D7GL902153	2016	Wabash	Dry Van
1JJV532D8GL902100	2016	Wabash	Dry Van
1JJV532D3GL900559	2016	Wabash	Dry Van
1JJV532DXGL902194	2016	Wabash	Dry Van
1JJV532D7GL902122	2016	Wabash	Dry Van
1JJV532D0GL900664	2016	Wabash	Dry Van
1JJV532D3GL902117	2016	Wabash	Dry Van
1JJV532D2GL902237	2016	Wabash	Dry Van
1JJV532DXGL902115	2016	Wabash	Dry Van
1JJV532D1GL901306	2016	Wabash	Dry Van
1JJV532D6GL902127	2016	Wabash	Dry Van
1JJV532D2GL902271	2016	Wabash	Dry Van
1JJV532D3GL900531	2016	Wabash	Dry Van
1JJV532D9GL902221	2016	Wabash	Dry Van
1JJV532D9GL902056	2016	Wabash	Dry Van
1JJV532D6GL902175	2016	Wabash	Dry Van
1JJV532D5GL900644	2016	Wabash	Dry Van
1JJV532D0GL902138	2016	Wabash	Dry Van
1JJV532D0GL900809	2016	Wabash	Dry Van
1JJV532D8GL902159	2016	Wabash	Dry Van
1JJV532D3GL900707	2016	Wabash	Dry Van
1JJV532D5GL902037	2016	Wabash	Dry Van
1JJV532D0GL902205	2016	Wabash	Dry Van
1JJV532D0GL902057	2016	Wabash	Dry Van
1JJV532DXGL902146	2016	Wabash	Dry Van
1JJV532D1GL902147	2016	Wabash	Dry Van
1JJV532D4GL902062	2016	Wabash	Dry Van
1JJV532D8GL901285	2016	Wabash	Dry Van
1JJV532D4GL900506	2016	Wabash	Dry Van

1JJV532D2GL900486	2016	Wabash	Dry Van
1JJV532D7GL902041	2016	Wabash	Dry Van
1JJV532DXGL900476	2016	Wabash	Dry Van
1JJV532D5GL900563	2016	Wabash	Dry Van
1JJV532D7GL901231	2016	Wabash	Dry Van
1JJV532D5GL902040	2016	Wabash	Dry Van
1JJV532D1GL900608	2016	Wabash	Dry Van
1JJV532D0GL902253	2016	Wabash	Dry Van
1JJV532D1GL902133	2016	Wabash	Dry Van
1JJV532D7GL900578	2016	Wabash	Dry Van
1JJV532DXGL902261	2016	Wabash	Dry Van
1JJV532D3GL900626	2016	Wabash	Dry Van
1JJV532D0GL900826	2016	Wabash	Dry Van
1JJV532D7GL900435	2016	Wabash	Dry Van
1JJV532D9GL902266	2016	Wabash	Dry Van
1JJV532D9GL902042	2016	Wabash	Dry Van
1JJV532D8GL900704	2016	Wabash	Dry Van
1JJV532DXGL900784	2016	Wabash	Dry Van
1JJV532D4GL900733	2016	Wabash	Dry Van
1JJV532D5GL902152	2016	Wabash	Dry Van
1JJV532D0GL900566	2016	Wabash	Dry Van
1JJV532DXGL902132	2016	Wabash	Dry Van
1JJV532D0GL902270	2016	Wabash	Dry Van
1JJV532D1GL902116	2016	Wabash	Dry Van
1JJV532D7GL902234	2016	Wabash	Dry Van
1JJV532D8GL902078	2016	Wabash	Dry Van
1JJV532D1GL902262	2016	Wabash	Dry Van
1JJV532D4GL900537	2016	Wabash	Dry Van
1JJV532D3GL902084	2016	Wabash	Dry Van
1JJV532D2GL902240	2016	Wabash	Dry Van
1JJV532DXGL900705	2016	Wabash	Dry Van
1JJV532D6GL902208	2016	Wabash	Dry Van
1JJV532DXGL900493	2016	Wabash	Dry Van
1JJV532D4GL900571	2016	Wabash	Dry Van
1JJV532D6GL902113	2016	Wabash	Dry Van
1JJV532D4GL902059	2016	Wabash	Dry Van
1JJV532D4GL902241	2016	Wabash	Dry Van
1JJV532D1GL902228	2016	Wabash	Dry Van
1JJV532D7GL902119	2016	Wabash	Dry Van
1JJV532D6GL902130	2016	Wabash	Dry Van
1JJV532DXGL902275	2016	Wabash	Dry Van
1JJV532D4GL902272	2016	Wabash	Dry Van
1JJV532D6GL902273	2016	Wabash	Dry Van
1JJV532D8GL902095	2016	Wabash	Dry Van
1JJV532D0GL902043	2016	Wabash	Dry Van
1JJV532D0GL901264	2016	Wabash	Dry Van
1JJV532D4GL902157	2016	Wabash	Dry Van
1JJV532D4GL902126	2016	Wabash	Dry Van
1JJV532D6GL902094	2016	Wabash	Dry Van
1JJV532D3GL902120	2016	Wabash	Dry Van
1JJV532D5GL902247	2016	Wabash	Dry Van
1JJV532D4GL901283	2016	Wabash	Dry Van
1JJV532D7GL902198	2016	Wabash	Dry Van
1JJV532D5GL901308	2016	Wabash	Dry Van
1JJV532D8GL902131	2016	Wabash	Dry Van
1JJV532D0GL902074	2016	Wabash	Dry Van
1JJV532D0GL902222	2016	Wabash	Dry Van
1JJV532D2GL902173	2016	Wabash	Dry Van
1JJV532D7GL900757	2016	Wabash	Dry Van

1JJV532DXGL902101	2016	Wabash	Dry Van
1JJV532D6GL902161	2016	Wabash	Dry Van
1JJV532D4GL900604	2016	Wabash	Dry Van
1JJV532DXGL900753	2016	Wabash	Dry Van
1JJV532D2GL900570	2016	Wabash	Dry Van
1JJV532D9GL902218	2016	Wabash	Dry Van
1JJV532D6GL902077	2016	Wabash	Dry Van
1JJV532D0GL901295	2016	Wabash	Dry Van
1JJV532D8GL900721	2016	Wabash	Dry Van
1JJV532D0GL900678	2016	Wabash	Dry Van
1JJV532D2GL900682	2016	Wabash	Dry Van
1JJV532D0GL900714	2016	Wabash	Dry Van
1JJV532D8GL900508	2016	Wabash	Dry Van
1JJV532D5GL900482	2016	Wabash	Dry Van
1JJV532DXGL900770	2016	Wabash	Dry Van
1JJV532D6GL900457	2016	Wabash	Dry Van
1JJV532D7GL900466	2016	Wabash	Dry Van
1JJV532D9GL900775	2016	Wabash	Dry Van
1JJV532DXGL900672	2016	Wabash	Dry Van
1JJV532D2GL900794	2016	Wabash	Dry Van
1JJV532D4GL900828	2016	Wabash	Dry Van
1JJV532D2GL900827	2016	Wabash	Dry Van
1JJV532D2GL900729	2016	Wabash	Dry Van
1JJV532D4GL900599	2016	Wabash	Dry Van
1JJV532D5GL900613	2016	Wabash	Dry Van
1JJV532D9GL900579	2016	Wabash	Dry Van
1JJV532D5GL900479	2016	Wabash	Dry Van
1JJV532DXGL900557	2016	Wabash	Dry Van
1JJV532D8GL900587	2016	Wabash	Dry Van
1JJV532D5GL900501	2016	Wabash	Dry Van
1JJV532D5GL900580	2016	Wabash	Dry Van
1JJV532D5GL900773	2016	Wabash	Dry Van
1JJV532D2GL900679	2016	Wabash	Dry Van
1JJV532D4GL900635	2016	Wabash	Dry Van
1JJV532D7GL900628	2016	Wabash	Dry Van
1JJV532DXGL900543	2016	Wabash	Dry Van
1JJV532D7GL900550	2016	Wabash	Dry Van
1JJV532D0GL900695	2016	Wabash	Dry Van
1JJV532D3GL900500	2016	Wabash	Dry Van
1JJV532DXGL900641	2016	Wabash	Dry Van
1JJV532D6GL900619	2016	Wabash	Dry Van
1JJV532D6GL900460	2016	Wabash	Dry Van
1JJV532D5GL902250	2016	Wabash	Dry Van
1JJV532D4GL902143	2016	Wabash	Dry Van
1JJV532D4GL902076	2016	Wabash	Dry Van
1JJV532D7GL902248	2016	Wabash	Dry Van
1JJV532D1GL902276	2016	Wabash	Dry Van
1JJV532D5GL900515	2016	Wabash	Dry Van
1JJV532DXGL902034	2016	Wabash	Dry Van
1JJV532D0GL902060	2016	Wabash	Dry Van
1JJV532D6GL902080	2016	Wabash	Dry Van
1JJV532D3GL902165	2016	Wabash	Dry Van
1JJV532DXGL900655	2016	Wabash	Dry Van
1JJV532D3GL902277	2016	Wabash	Dry Van
1JJV532D2GL902075	2016	Wabash	Dry Van
1JJV532D3GL902067	2016	Wabash	Dry Van
1JJV532D0GL902110	2016	Wabash	Dry Van
1JJV532D5GL901289	2016	Wabash	Dry Van
1JJV532D9GL902137	2016	Wabash	Dry Van

1JJV532DXGL902258	2016	Wabash	Dry Van
1JJV532DXGL902065	2016	Wabash	Dry Van
1JJV532D4GL902191	2016	Wabash	Dry Van
1JJV532D9GL902185	2016	Wabash	Dry Van
1JJV532DXGL901241	2016	Wabash	Dry Van
1JJV532D9GL901294	2016	Wabash	Dry Van
1JJV532D7GL901309	2016	Wabash	Dry Van
1JJV532D4GL901266	2016	Wabash	Dry Van
1JJV532D2GL901234	2016	Wabash	Dry Van
1JJV532D7GL901293	2016	Wabash	Dry Van
1JJV532DXGL901272	2016	Wabash	Dry Van
1JJV532D1GL901242	2016	Wabash	Dry Van
1JJV532D3GL901291	2016	Wabash	Dry Van
1JJV532D4GL902207	2016	Wabash	Dry Van
1JJV532D4GL902224	2016	Wabash	Dry Van
1JJV532D2GL902061	2016	Wabash	Dry Van
1JJV532DXGL902163	2016	Wabash	Dry Van
1JJV532DXGL902244	2016	Wabash	Dry Van
1JJV532D9GL902249	2016	Wabash	Dry Van
1JJV532D5GL902149	2016	Wabash	Dry Van
1JJV532D8GL902176	2016	Wabash	Dry Van
1JJV532D1GL900768	2016	Wabash	Dry Van
1JJV532D0GL900485	2016	Wabash	Dry Van
1JJV532D9GL902171	2016	Wabash	Dry Van
1JJV532D2GL902156	2016	Wabash	Dry Van
1JJV532DXGL902230	2016	Wabash	Dry Van
1JJV532D3GL901243	2016	Wabash	Dry Van
1JJV532D1GL902195	2016	Wabash	Dry Van
1JJV532D5GL902278	2016	Wabash	Dry Van
1JJV532D1GL900723	2016	Wabash	Dry Van
1JJV532D3GL902151	2016	Wabash	Dry Van
1JJV532D1GL902259	2016	Wabash	Dry Van
1JJV532D0GL902267	2016	Wabash	Dry Van
1JJV532D7GL902136	2016	Wabash	Dry Van
1JJV532D0GL901278	2016	Wabash	Dry Van
1JJV532D8GL900539	2016	Wabash	Dry Van
1JJV532D2GL902108	2016	Wabash	Dry Van
1JJV532D3GL902179	2016	Wabash	Dry Van
1JJV532D1GL902150	2016	Wabash	Dry Van
1JJV532D9GL902154	2016	Wabash	Dry Van
1JJV532D7GL902265	2016	Wabash	Dry Van
1JJV532D0GL902172	2016	Wabash	Dry Van
1JJV532D3GL900609	2016	Wabash	Dry Van
1JJV532DXGL901269	2016	Wabash	Dry Van
1JJV532D0GL902141	2016	Wabash	Dry Van
1JJV532D1GL902066	2016	Wabash	Dry Van
1JJV532D4GL902045	2016	Wabash	Dry Van
1JJV532D7GL902055	2016	Wabash	Dry Van
1JJV532D0GL900616	2016	Wabash	Dry Van
1JJV532D3GL902134	2016	Wabash	Dry Van
1JJV532D5GL900434	2016	Wabash	Dry Van
1JJV532D7GL900600	2016	Wabash	Dry Van
1JJV532D5GL902233	2016	Wabash	Dry Van
1JJV532D3GL900657	2016	Wabash	Dry Van
1JJV532D1GL902083	2016	Wabash	Dry Van
1JJV532D5GL902054	2016	Wabash	Dry Van
1JJV532D3GL902103	2016	Wabash	Dry Van
1JJV532DXGL902048	2016	Wabash	Dry Van
1JJV532D6GL902239	2016	Wabash	Dry Van

1JJV532D0GL902088	2016	Wabash	Dry Van
1JJV532D2GL902223	2016	Wabash	Dry Van
1JJV532DXGL902079	2016	Wabash	Dry Van
1JJV532D6GL902046	2016	Wabash	Dry Van
1JJV532DXGL902227	2016	Wabash	Dry Van
1JJV532D8GL901240	2016	Wabash	Dry Van
1JJV532D4GL900652	2016	Wabash	Dry Van
1JJV532D8GL902243	2016	Wabash	Dry Van
1JJV532D1GL902102	2016	Wabash	Dry Van
1JJV532D5GL902068	2016	Wabash	Dry Van
1JJV532D2GL902125	2016	Wabash	Dry Van
1JJV532D7GL902038	2016	Wabash	Dry Van
1JJV532D2GL902044	2016	Wabash	Dry Van
1JJV532D1GL902035	2016	Wabash	Dry Van
1JJV532D2GL902111	2016	Wabash	Dry Van
1JJV532D3GL902070	2016	Wabash	Dry Van
1JJV532D5GL902104	2016	Wabash	Dry Van
1JJV532D4GL902093	2016	Wabash	Dry Van
1JJV532D9GL902090	2016	Wabash	Dry Van
1JJV532D9GL902039	2016	Wabash	Dry Van
1JJV532D8GL902145	2016	Wabash	Dry Van
1JJV532D4GL902112	2016	Wabash	Dry Van
1JJV532D8GL902047	2016	Wabash	Dry Van
1JJV532D3GL902098	2016	Wabash	Dry Van
1JJV532D8GL902209	2016	Wabash	Dry Van
1JJV532D0GL902091	2016	Wabash	Dry Van
1JJV532D5GL902099	2016	Wabash	Dry Van
1JJV532D8GL902050	2016	Wabash	Dry Van
1JJV532D1GL902049	2016	Wabash	Dry Van
1JJV532D9GL902235	2016	Wabash	Dry Van
1JJV532D9GL902087	2016	Wabash	Dry Van
1JJV532D2GL902058	2016	Wabash	Dry Van
1JJV532D4GL902210	2016	Wabash	Dry Van
1JJV532D0GL902107	2016	Wabash	Dry Van
1JJV532D6GL902242	2016	Wabash	Dry Van
1JJV532D4GL902031	2016	Wabash	Dry Van
1JJV532DXGL902082	2016	Wabash	Dry Van
1JJV532D9GL902106	2016	Wabash	Dry Van
1JJV532D7GL902105	2016	Wabash	Dry Van
1JJV532D5GL902121	2016	Wabash	Dry Van
1JJV532D1GL902097	2016	Wabash	Dry Van
1JJV532D7GL902072	2016	Wabash	Dry Van
1JJV532D7GL902086	2016	Wabash	Dry Van
1JJV532D4GL902174	2016	Wabash	Dry Van
1JJV532D2GL902089	2016	Wabash	Dry Van
1JJV532D3GL902201	2016	Wabash	Dry Van
1JJV532D8GL902033	2016	Wabash	Dry Van
1JJV532D8GL902064	2016	Wabash	Dry Van
1JJV532D3GL900495	2016	Wabash	Dry Van
1JJV532D0GL902169	2016	Wabash	Dry Van
1JJV532D2GL900617	2016	Wabash	Dry Van
1JJV532D6GL902032	2016	Wabash	Dry Van
1JJV532D3GL902036	2016	Wabash	Dry Van
1JJV532D4GL900554	2016	Wabash	Dry Van
1JJV532D5GL902118	2016	Wabash	Dry Van
1JJV532D8GL902162	2016	Wabash	Dry Van
1JJV532D9GL901246	2016	Wabash	Dry Van
1JJV532D1GL902200	2016	Wabash	Dry Van
1JJV532D2GL902092	2016	Wabash	Dry Van

1JJV532D5GL901261	2016	Wabash	Dry Van
1JJV532D5GL902085	2016	Wabash	Dry Van
1JJV532D4GL902109	2016	Wabash	Dry Van
1JJV532D3GL902196	2016	Wabash	Dry Van
1JJV532D0GL900521	2016	Wabash	Dry Van
1JJV532D8GL900511	2016	Wabash	Dry Van
1JJV532D1GL902052	2016	Wabash	Dry Van
1JJV532D4GL900716	2016	Wabash	Dry Van
1JJV532DXGL902096	2016	Wabash	Dry Van
1JJV532D3GL902148	2016	Wabash	Dry Van
1JJV532D5GL900823	2016	Wabash	Dry Van
1JJV532D6GL900491	2016	Wabash	Dry Van
1JJV532D8GL902114	2016	Wabash	Dry Van
1JJV532D3GL902053	2016	Wabash	Dry Van
1JJV532D5GL902071	2016	Wabash	Dry Van
1JJV532D2GL902187	2016	Wabash	Dry Van
1JJV532D6GL900801	2016	Wabash	Dry Van
1JJV532D5GL902183	2016	Wabash	Dry Van
1JJV532DXGL902051	2016	Wabash	Dry Van
1JJV532D2GL902030	2016	Wabash	Dry Van
1JJV532D6GL902063	2016	Wabash	Dry Van
1JJV532D0GL900552	2016	Wabash	Dry Van
1JJV532D7GL902069	2016	Wabash	Dry Van
1JJV532D8GL902128	2016	Wabash	Dry Van
1JJV532D9GL902073	2016	Wabash	Dry Van
1JJV532D9GL902140	2016	Wabash	Dry Van
1JJV532DXGL900574	2016	Wabash	Dry Van
1JJV532DXGL902129	2016	Wabash	Dry Van
1JJV532D9GL902168	2016	Wabash	Dry Van
1JJV532D7GL900774	2016	Wabash	Dry Van
1JJV532D1GL900494	2016	Wabash	Dry Van
1JJV532D7GL902220	2016	Wabash	Dry Van
1JJV532D4GL902238	2016	Wabash	Dry Van
1JJV532D9GL902123	2016	Wabash	Dry Van
1JJV532D3GL900819	2016	Wabash	Dry Van
1JJV532D5GL900725	2016	Wabash	Dry Van
1JJV532D6GL902211	2016	Wabash	Dry Van
1JJV532D2GL902268	2016	Wabash	Dry Van
1JJV532D0GL902186	2016	Wabash	Dry Van
1JJV532DXGL902180	2016	Wabash	Dry Van
1JJV532D4GL900800	2016	Wabash	Dry Van
1JJV532D8GL900766	2016	Wabash	Dry Van
1JJV532D7GL902279	2016	Wabash	Dry Van
1JJV532D3GL900447	2016	Wabash	Dry Van
1JJV532D4GL901333	2016	Wabash	Dry Van
1JJV532D2GL901332	2016	Wabash	Dry Van
1JJV532D1GL901337	2016	Wabash	Dry Van
1JJV532D5GL901390	2016	Wabash	Dry Van
1JJV532D9GL901408	2016	Wabash	Dry Van
1JJV532D7GL901360	2016	Wabash	Dry Van
1JJV532D1GL901371	2016	Wabash	Dry Van
1JJV532D8GL901397	2016	Wabash	Dry Van
1JJV532D0GL901314	2016	Wabash	Dry Van
1JJV532D8GL901349	2016	Wabash	Dry Van
1JJV532D1GL901421	2016	Wabash	Dry Van
1JJV532D6GL901379	2016	Wabash	Dry Van
1JJV532D0GL901409	2016	Wabash	Dry Van
1JJV532D1GL901323	2016	Wabash	Dry Van
1JJV532DXGL901417	2016	Wabash	Dry Van

1JJV532D2GL901430	2016	Wabash	Dry Van
1JJV532D7GL901410	2016	Wabash	Dry Van
1JJV532D3GL901369	2016	Wabash	Dry Van
1JJV532D2GL901413	2016	Wabash	Dry Van
1JJV532D5GL901406	2016	Wabash	Dry Van
1JJV532D7GL901438	2016	Wabash	Dry Van
1JJV532D9GL901411	2016	Wabash	Dry Van
1JJV532D4GL901364	2016	Wabash	Dry Van
1JJV532D1GL901368	2016	Wabash	Dry Van
1JJV532D7GL901424	2016	Wabash	Dry Van
1JJV532D6GL901351	2016	Wabash	Dry Van
1JJV532D0GL901359	2016	Wabash	Dry Van
1JJV532D4GL902305	2016	Wabash	Dry Van
1JJV532D7GL902282	2016	Wabash	Dry Van
1JJV532D7GL902296	2016	Wabash	Dry Van
1JJV532D7GL902315	2016	Wabash	Dry Van
1JJV532D0GL902303	2016	Wabash	Dry Van
1JJV532D3GL902280	2016	Wabash	Dry Van
1JJV532D1GL902309	2016	Wabash	Dry Van
1JJV532D0GL902320	2016	Wabash	Dry Van
1JJV532D4GL902286	2016	Wabash	Dry Van
1JJV532D8GL902310	2016	Wabash	Dry Van
1JJV532D1GL902293	2016	Wabash	Dry Van
1JJV532D8GL902288	2016	Wabash	Dry Van
1JJV532D5GL902314	2016	Wabash	Dry Van
1JJV532D9GL902364	2016	Wabash	Dry Van
1JJV532D8GL902307	2016	Wabash	Dry Van
1JJV532D5GL902281	2016	Wabash	Dry Van
1JJV532D1GL902326	2016	Wabash	Dry Van
1JJV532D9GL902316	2016	Wabash	Dry Van
1JJV532D2GL902299	2016	Wabash	Dry Van
1JJV532D6GL902306	2016	Wabash	Dry Van
1JJV532D5GL902359	2016	Wabash	Dry Van
1JJV532D8GL902372	2016	Wabash	Dry Van
1JJV532D3GL902327	2016	Wabash	Dry Van
1JJV532D1GL902424	2016	Wabash	Dry Van
1JJV532D6GL902337	2016	Wabash	Dry Van
1JJV532D0GL902298	2016	Wabash	Dry Van
1JJV532D8GL902291	2016	Wabash	Dry Van
1JJV532D2GL902321	2016	Wabash	Dry Van
1JJV532D0GL902382	2016	Wabash	Dry Van
1JJV532D0GL902284	2016	Wabash	Dry Van
1JJV532D3GL902313	2016	Wabash	Dry Van
1JJV532D3GL902294	2016	Wabash	Dry Van
1JJV532DXGL902289	2016	Wabash	Dry Van
1JJV532D7GL902332	2016	Wabash	Dry Van
1JJV532D2GL902304	2016	Wabash	Dry Van
1JJV532D9GL902297	2016	Wabash	Dry Van
1JJV532D2GL902318	2016	Wabash	Dry Van
1JJV532D4GL902322	2016	Wabash	Dry Van
1JJV532D2GL902416	2016	Wabash	Dry Van
1JJV532D1GL902312	2016	Wabash	Dry Van
1JJV532D6GL902399	2016	Wabash	Dry Van
1JJV532D6GL902287	2016	Wabash	Dry Van
1JJV532D0GL902429	2016	Wabash	Dry Van
1JJV532DXGL902311	2016	Wabash	Dry Van
1JJV532D8GL902324	2016	Wabash	Dry Van
1JJV532D9GL902283	2016	Wabash	Dry Van
1JJV532D7GL902329	2016	Wabash	Dry Van

1JJV532D4GL902319	2016	Wabash	Dry Van
1JJV532D6GL902323	2016	Wabash	Dry Van
1JJV532D1GL902391	2016	Wabash	Dry Van
1JJV532D5GL902295	2016	Wabash	Dry Van
1JJV532D6GL902404	2016	Wabash	Dry Van
1JJV532D6GL902290	2016	Wabash	Dry Van
1JJV532D6GL902368	2016	Wabash	Dry Van
1JJV532D5GL902300	2016	Wabash	Dry Van
1JJV532DXGL902325	2016	Wabash	Dry Van
1JJV532D0GL902317	2016	Wabash	Dry Van
1JJV532D5GL902393	2016	Wabash	Dry Van
1JJV532D9GL902302	2016	Wabash	Dry Van
1JJV532DXGL902308	2016	Wabash	Dry Van
1JJV532D7GL902301	2016	Wabash	Dry Van
1JJV532D2GL902285	2016	Wabash	Dry Van
1JJV532D3GL902389	2016	Wabash	Dry Van
1JJV532D5GL902345	2016	Wabash	Dry Van
1JJV532DXGL902292	2016	Wabash	Dry Van
1JJV532D9GL902381	2016	Wabash	Dry Van
1JJV532DXGL902390	2016	Wabash	Dry Van
1JJV532D6GL902385	2016	Wabash	Dry Van
1JJV532D8HL903118	2017	Wabash	Dry Van
1JJV532D3HL902930	2017	Wabash	Dry Van
1JJV532D2HL903003	2017	Wabash	Dry Van
1JJV532D8HL902955	2017	Wabash	Dry Van
1JJV532D6HL903036	2017	Wabash	Dry Van
1JJV532D8HL903071	2017	Wabash	Dry Van
1JJV532D1HL903087	2017	Wabash	Dry Van
1JJV532D7GL899643	2016	Wabash	Dry Van
1JJV532D6GL899729	2016	Wabash	Dry Van
1JJV532D0GL899709	2016	Wabash	Dry Van
1JJV532D8GL899506	2016	Wabash	Dry Van
1JJV532D7GL899500	2016	Wabash	Dry Van
1JJV532D8GL899408	2016	Wabash	Dry Van
1JJV532D8GL899750	2016	Wabash	Dry Van
1JJV532D2GL899677	2016	Wabash	Dry Van
1JJV532D1GL899640	2016	Wabash	Dry Van
1JJV532D4GL899048	2016	Wabash	Dry Van
1JJV532D2GL899176	2016	Wabash	Dry Van
1JJV532D7GL899335	2016	Wabash	Dry Van
1JJV532D8GL899263	2016	Wabash	Dry Van
1JJV532D4GL899342	2016	Wabash	Dry Van
1JJV532D1GL899301	2016	Wabash	Dry Van
1JJV532D0GL899306	2016	Wabash	Dry Van
1JJV532D9GL899076	2016	Wabash	Dry Van
1JJV532D4GL899079	2016	Wabash	Dry Van
1JJV532DXGL899085	2016	Wabash	Dry Van
1JJV532D7GL899092	2016	Wabash	Dry Van
1JJV532D6GL899133	2016	Wabash	Dry Van
1JJV532DXGL899104	2016	Wabash	Dry Van
1JJV532D4GL899244	2016	Wabash	Dry Van
1JJV532D6GL899360	2016	Wabash	Dry Van
1JJV532D7GL899318	2016	Wabash	Dry Van
1JJV532D6GL899231	2016	Wabash	Dry Van
1JJV532D9GL899062	2016	Wabash	Dry Van
1JJV532D8GL899084	2016	Wabash	Dry Van
1JJV532D9GL899126	2016	Wabash	Dry Van
1JJV532D3GL899297	2016	Wabash	Dry Van
1JJV532D0GL899340	2016	Wabash	Dry Van

1JJV532DXGL899524	2016	Wabash	Dry Van
1JJV532D5GL899690	2016	Wabash	Dry Van
1JJV532DXGL899670	2016	Wabash	Dry Van
1JJV532D5GL899981	2016	Wabash	Dry Van
1JJV532D7GL899299	2016	Wabash	Dry Van
1JJV532D2GL899811	2016	Wabash	Dry Van
1JJV532D4GL899633	2016	Wabash	Dry Van
1JJV532D7GL899707	2016	Wabash	Dry Van
1JJV532DXGL899586	2016	Wabash	Dry Van
1JJV532D6GL899598	2016	Wabash	Dry Van
1JJV532D2GL899601	2016	Wabash	Dry Van
1JJV532DXGL899605	2016	Wabash	Dry Van
1JJV532D2GL899422	2016	Wabash	Dry Van
1JJV532D4GL899521	2016	Wabash	Dry Van
1JJV532DXGL899457	2016	Wabash	Dry Van
1JJV532D0GL899404	2016	Wabash	Dry Van
1JJV532DXGL899409	2016	Wabash	Dry Van
1JJV532D5GL899544	2016	Wabash	Dry Van
1JJV532D9GL899420	2016	Wabash	Dry Van
1JJV532D9GL899577	2016	Wabash	Dry Van
1JJV532D1GL899718	2016	Wabash	Dry Van
1JJV532D7GL899576	2016	Wabash	Dry Van
1JJV532D0GL899712	2016	Wabash	Dry Van
1JJV532D4GL899387	2016	Wabash	Dry Van
1JJV532D3GL899042	2016	Wabash	Dry Van
1JJV532D4GL899700	2016	Wabash	Dry Van
1JJV532D7GL899755	2016	Wabash	Dry Van
1JJV532D8GL899490	2016	Wabash	Dry Van
1JJV532D0GL899564	2016	Wabash	Dry Van
1JJV532D5GL899656	2016	Wabash	Dry Van
1JJV532D2GL899551	2016	Wabash	Dry Van
1JJV532DXGL899071	2016	Wabash	Dry Van
1JJV532D1GL899637	2016	Wabash	Dry Van
1JJV532DXGL899412	2016	Wabash	Dry Van
1JJV532DXGL899720	2016	Wabash	Dry Van
1JJV532D2GL899078	2016	Wabash	Dry Van
1JJV532D8GL899683	2016	Wabash	Dry Van
1JJV532DXGL899751	2016	Wabash	Dry Van
1JJV532D8GL899733	2016	Wabash	Dry Van
1JJV532DXGL899667	2016	Wabash	Dry Van
1JJV532D1GL899749	2016	Wabash	Dry Van
1JJV532D5GL899768	2016	Wabash	Dry Van
1JJV532D0GL899662	2016	Wabash	Dry Van
1JJV532D4GL899969	2016	Wabash	Dry Van
1JJV532D7GL899934	2016	Wabash	Dry Van
1JJV532D6GL899844	2016	Wabash	Dry Van
1JJV532DXGL899331	2016	Wabash	Dry Van
1JJV532D2GL899632	2016	Wabash	Dry Van
1JJV532D3GL899686	2016	Wabash	Dry Van
1JJV532D5GL899723	2016	Wabash	Dry Van
1JJV532D9GL899661	2016	Wabash	Dry Van
1JJV532D2GL899694	2016	Wabash	Dry Van
1JJV532D7GL899657	2016	Wabash	Dry Van
1JJV532D9GL899658	2016	Wabash	Dry Van
1JJV532D9GL899837	2016	Wabash	Dry Van
1JJV532D3GL899722	2016	Wabash	Dry Van
1JJV532DXGL899698	2016	Wabash	Dry Van
1JJV532DXGL899636	2016	Wabash	Dry Van
1JJV532D0GL899645	2016	Wabash	Dry Van

1JJV532D7GL899660	2016	Wabash	Dry Van
1JJV532D1GL899668	2016	Wabash	Dry Van
1JJV532D6GL899763	2016	Wabash	Dry Van
1JJV532D0GL899676	2016	Wabash	Dry Van
1JJV532D6GL899701	2016	Wabash	Dry Van
1JJV532D9GL899708	2016	Wabash	Dry Van
1JJV532D0GL899631	2016	Wabash	Dry Van
1JJV532D1GL899685	2016	Wabash	Dry Van
1JJV532D2GL899713	2016	Wabash	Dry Van
1JJV532D7GL899674	2016	Wabash	Dry Van
1JJV532D7GL899741	2016	Wabash	Dry Van
1JJV532D8GL899635	2016	Wabash	Dry Van
1JJV532D3GL899641	2016	Wabash	Dry Van
1JJV532D3GL899669	2016	Wabash	Dry Van
1JJV532D5GL899706	2016	Wabash	Dry Van
1JJV532D6GL899715	2016	Wabash	Dry Van
1JJV532D3GL899638	2016	Wabash	Dry Van
1JJV532D0GL899788	2016	Wabash	Dry Van
1JJV532D2GL899730	2016	Wabash	Dry Van
1JJV532D1GL899704	2016	Wabash	Dry Van
1JJV532DXGL899684	2016	Wabash	Dry Van
1JJV532D6GL899696	2016	Wabash	Dry Van
1JJV532D7GL899724	2016	Wabash	Dry Van
1JJV532D9GL899644	2016	Wabash	Dry Van
1JJV532D8GL899778	2016	Wabash	Dry Van
1JJV532D6GL899634	2016	Wabash	Dry Van
1JJV532D4GL899745	2016	Wabash	Dry Van
1JJV532D8GL899649	2016	Wabash	Dry Van
1JJV532DXGL899281	2016	Wabash	Dry Van
1JJV532D3GL899848	2016	Wabash	Dry Van
1JJV532D7GL899738	2016	Wabash	Dry Van
1JJV532D1GL899265	2016	Wabash	Dry Van
1JJV532D2GL899856	2016	Wabash	Dry Van
1JJV532D4GL899535	2016	Wabash	Dry Van
1JJV532D7GL899593	2016	Wabash	Dry Van
1JJV532D0GL899726	2016	Wabash	Dry Van
1JJV532D2GL899968	2016	Wabash	Dry Van
1JJV532D7GL899920	2016	Wabash	Dry Van
1JJV532D4GL899941	2016	Wabash	Dry Van
1JJV532D3GL899994	2016	Wabash	Dry Van
1JJV532D1GL899962	2016	Wabash	Dry Van
1JJV532D2GL899971	2016	Wabash	Dry Van
1JJV532D9GL899921	2016	Wabash	Dry Van
1JJV532D7GL899965	2016	Wabash	Dry Van
1JJV532D9GL899918	2016	Wabash	Dry Van
1JJV532D9GL899949	2016	Wabash	Dry Van
1JJV532D0GL899984	2016	Wabash	Dry Van
1JJV532D4GL899924	2016	Wabash	Dry Van
1JJV532DXGL899975	2016	Wabash	Dry Van
1JJV532D6GL899374	2016	Wabash	Dry Van
1JJV532D3GL899719	2016	Wabash	Dry Van
1JJV532D4GL899129	2016	Wabash	Dry Van
1JJV532D4GL899308	2016	Wabash	Dry Van
1JJV532D7GL899710	2016	Wabash	Dry Van
1JJV532D2GL899680	2016	Wabash	Dry Van
1JJV532D2GL899842	2016	Wabash	Dry Van
1JJV532D1GL899735	2016	Wabash	Dry Van
1JJV532D4GL899678	2016	Wabash	Dry Van
1JJV532D6GL899732	2016	Wabash	Dry Van

1JJV532D7GL899948	2016	Wabash	Dry Van
1JJV532D8GL899702	2016	Wabash	Dry Van
1JJV532DXGL899202	2016	Wabash	Dry Van
1JJV532DXGL899541	2016	Wabash	Dry Van
1JJV532D8GL899473	2016	Wabash	Dry Van
1JJV532D8GL899666	2016	Wabash	Dry Van
1JJV532D0GL899743	2016	Wabash	Dry Van
1JJV532D9GL899742	2016	Wabash	Dry Van
1JJV532D8GL899232	2016	Wabash	Dry Van
1JJV532DXGL899247	2016	Wabash	Dry Van
1JJV532D1GL899945	2016	Wabash	Dry Van
1JJV532D5GL899737	2016	Wabash	Dry Van
1JJV532D8GL899537	2016	Wabash	Dry Van
1JJV532D6GL899424	2016	Wabash	Dry Van
1JJV532D5GL899639	2016	Wabash	Dry Van
1JJV532D6GL899679	2016	Wabash	Dry Van
1JJV532D0GL899175	2016	Wabash	Dry Van
1JJV532D4GL899647	2016	Wabash	Dry Van
1JJV532D4GL899714	2016	Wabash	Dry Van
1JJV532D5GL899687	2016	Wabash	Dry Van
1JJV532DXGL899278	2016	Wabash	Dry Van
1JJV532D8GL899540	2016	Wabash	Dry Van
1JJV532D7GL899688	2016	Wabash	Dry Van
1JJV532D3GL899705	2016	Wabash	Dry Van
1JJV532D6GL899245	2016	Wabash	Dry Van
1JJV532D3GL899333	2016	Wabash	Dry Van
1JJV532D1GL899699	2016	Wabash	Dry Van
1JJV532D1GL899766	2016	Wabash	Dry Van
1JJV532D6GL899472	2016	Wabash	Dry Van
1JJV532D7GL899366	2016	Wabash	Dry Van
1JJV532D9GL899143	2016	Wabash	Dry Van
1JJV532D8GL899246	2016	Wabash	Dry Van
1JJV532D9GL899501	2016	Wabash	Dry Van
1JJV532D2GL899727	2016	Wabash	Dry Van
1JJV532D2GL899775	2016	Wabash	Dry Van
1JJV532D6GL899309	2016	Wabash	Dry Van
1JJV532D7GL899061	2016	Wabash	Dry Van
1JJV532DXGL899717	2016	Wabash	Dry Van
1JJV532DXGL899653	2016	Wabash	Dry Van
1JJV532D2GL899081	2016	Wabash	Dry Van
1JJV532D4GL899518	2016	Wabash	Dry Van
1JJV532D5GL899642	2016	Wabash	Dry Van
1JJV532DXGL899734	2016	Wabash	Dry Van
1JJV532D3GL899736	2016	Wabash	Dry Van
1JJV532D7GL899464	2016	Wabash	Dry Van
1JJV532D6GL899066	2016	Wabash	Dry Van
1JJV532DXGL899913	2016	Wabash	Dry Van
1JJV532D9GL899689	2016	Wabash	Dry Van
1JJV532D3GL899915	2016	Wabash	Dry Van
1JJV532D6GL899892	2016	Wabash	Dry Van
1JJV532D7GL899223	2016	Wabash	Dry Van
1JJV532D0GL899659	2016	Wabash	Dry Van
1JJV532D5GL899561	2016	Wabash	Dry Van
1JJV532D2GL899372	2016	Wabash	Dry Van
1JJV532D8GL899697	2016	Wabash	Dry Van
1JJV532D1GL899511	2016	Wabash	Dry Van
1JJV532D3GL899266	2016	Wabash	Dry Van
1JJV532D3GL899235	2016	Wabash	Dry Van
1JJV532D4GL899258	2016	Wabash	Dry Van

1JJV532D1GL899282	2016	Wabash	Dry Van
1JJV532D8GL899716	2016	Wabash	Dry Van
1JJV532DXGL899068	2016	Wabash	Dry Van
1JJV532D2GL899758	2016	Wabash	Dry Van
1JJV532D9GL899286	2016	Wabash	Dry Van
1JJV532D9GL899451	2016	Wabash	Dry Van
1JJV532D0GL899399	2016	Wabash	Dry Van
1JJV532D5GL899673	2016	Wabash	Dry Van
1JJV532D1GL899654	2016	Wabash	Dry Van
1JJV532D6GL899262	2016	Wabash	Dry Van
1JJV532D1GL899816	2016	Wabash	Dry Van
1JJV532D8GL899618	2016	Wabash	Dry Van
1JJV532D3GL899574	2016	Wabash	Dry Van
1JJV532D7GL899416	2016	Wabash	Dry Van
1JJV532D9GL899692	2016	Wabash	Dry Van
1JJV532DXGL899782	2016	Wabash	Dry Van
1JJV532D6GL899925	2016	Wabash	Dry Van
1JJV532D2GL899646	2016	Wabash	Dry Van
1JJV532D4GL899728	2016	Wabash	Dry Van
1JJV532DXGL899748	2016	Wabash	Dry Van
1JJV532D4GL899423	2016	Wabash	Dry Van
1JJV532D6GL899648	2016	Wabash	Dry Van
1JJV532D4GL899339	2016	Wabash	Dry Van
1JJV532D4GL899650	2016	Wabash	Dry Van
1JJV532D4GL899986	2016	Wabash	Dry Van
1JJV532D2GL899744	2016	Wabash	Dry Van
1JJV532D4GL899731	2016	Wabash	Dry Van
1JJV532D4GL899664	2016	Wabash	Dry Van
1JJV532D9GL899871	2016	Wabash	Dry Van
1JJV532D4GL899972	2016	Wabash	Dry Van
1JJV532D1GL899119	2016	Wabash	Dry Van
1JJV532D6GL899665	2016	Wabash	Dry Van
1JJV532D9GL899675	2016	Wabash	Dry Van
1JJV532D7GL899691	2016	Wabash	Dry Van
1JJV532D9GL899630	2016	Wabash	Dry Van
1JJV532D5GL899320	2016	Wabash	Dry Van
1JJV532D6GL899651	2016	Wabash	Dry Van
1JJV532D9GL899563	2016	Wabash	Dry Van
1JJV532D9GL899725	2016	Wabash	Dry Van
1JJV532D2GL899873	2016	Wabash	Dry Van
1JJV532D9GL899272	2016	Wabash	Dry Van
1JJV532D1GL899721	2016	Wabash	Dry Van
1JJV532D3GL899655	2016	Wabash	Dry Van
1JJV532D1GL899878	2016	Wabash	Dry Van
1JJV532D5GL899379	2016	Wabash	Dry Van
1JJV532D3GL899980	2016	Wabash	Dry Van
1JJV532D1GL899377	2016	Wabash	Dry Van
1JJV532D5GL899432	2016	Wabash	Dry Van
1JJV532D0GL899693	2016	Wabash	Dry Van
1JJV532DXGL899703	2016	Wabash	Dry Van
1JJV532D3GL899896	2016	Wabash	Dry Van
1JJV532D8GL899747	2016	Wabash	Dry Van
1JJV532D4GL899843	2016	Wabash	Dry Van
1JJV532D4GL899681	2016	Wabash	Dry Van
1JJV532D2GL899663	2016	Wabash	Dry Van
1JJV532D4GL899695	2016	Wabash	Dry Van
1JJV532D9GL899711	2016	Wabash	Dry Van
1JJV532D6GL899682	2016	Wabash	Dry Van
1JJV532D2GL899212	2016	Wabash	Dry Van

1JJV532D3GL899672	2016	Wabash	Dry Van
1JJV532D8GL899652	2016	Wabash	Dry Van
1JJV532D6GL899746	2016	Wabash	Dry Van
1JJV532D5GL899740	2016	Wabash	Dry Van
1JJV532D2GL899825	2016	Wabash	Dry Van
1JJV532D1GL899671	2016	Wabash	Dry Van
1JJV532D5GL899916	2016	Wabash	Dry Van
1JJV532D9GL899739	2016	Wabash	Dry Van
1JJV532D6CL736556	2012	Wabash	Dry Van
1JJV532D1CL557566	2012	Wabash	Dry Van
1JJV532D0CL736567	2012	Wabash	Dry Van
1JJV532DXCL736575	2012	Wabash	Dry Van
1JJV532D6CL736475	2012	Wabash	Dry Van
1JJV532D9CL621028	2012	Wabash	Dry Van
1JJV532D3CL736630	2012	Wabash	Dry Van
1JJV532D7CL736551	2012	Wabash	Dry Van
1JJV532D8CL736543	2012	Wabash	Dry Van
1JJV532D4CL620739	2012	Wabash	Dry Van
1JJV532D0CL736522	2012	Wabash	Dry Van
1JJV532D5CL620569	2012	Wabash	Dry Van
1JJV532D0CL736584	2012	Wabash	Dry Van
1JJV532D6CL736573	2012	Wabash	Dry Van
1JJV532DXCL621068	2012	Wabash	Dry Van
1JJV532D3CL736868	2012	Wabash	Dry Van
1GRAP0628CT569471	2012	Great Dane	Dry Van
1JJV532D4CL736538	2012	Wabash	Dry Van
1JJV532D8CL736493	2012	Wabash	Dry Van
1JJV532D5CL736547	2012	Wabash	Dry Van
1JJV532D0CL736469	2012	Wabash	Dry Van
1JJV532D0CL620544	2012	Wabash	Dry Van
1JJV532D9CL621059	2012	Wabash	Dry Van
1JJV532D0CL736505	2012	Wabash	Dry Van
1JJV532D6CL736444	2012	Wabash	Dry Van
1JJV532D6CL736525	2012	Wabash	Dry Van
1JJV532D5CL736600	2012	Wabash	Dry Van
1JJV532D5CL621043	2012	Wabash	Dry Van
1JJV532D8CL736431	2012	Wabash	Dry Van
1JJV532D2CL736490	2012	Wabash	Dry Van
1JJV532D8CL620615	2012	Wabash	Dry Van
1JJV532D1CL736495	2012	Wabash	Dry Van
1JJV532D6CL736508	2012	Wabash	Dry Van
1GRAP0622DT573775	2013	Great Dane	Dry Van
1GRAP062XDT574298	2013	Great Dane	Dry Van
1GRAP0624DT574541	2013	Great Dane	Dry Van
1GRAP0620DT574603	2013	Great Dane	Dry Van
1GRAP0620DT574648	2013	Great Dane	Dry Van
1GRAP0629DT573918	2013	Great Dane	Dry Van
1GRAP0621DT573881	2013	Great Dane	Dry Van
1GRAP0629DT573899	2013	Great Dane	Dry Van
1GRAP0629DT573806	2013	Great Dane	Dry Van
1GRAP0625DT574113	2013	Great Dane	Dry Van
1GRAP0624DT574796	2013	Great Dane	Dry Van
1GRAP0620DT573838	2013	Great Dane	Dry Van
1GRAP062XDT574804	2013	Great Dane	Dry Van
1GRAP0620DT574634	2013	Great Dane	Dry Van
1GRAP0623DT574384	2013	Great Dane	Dry Van
1GRAP0626DT574315	2013	Great Dane	Dry Van
1GRAP062XDT573927	2013	Great Dane	Dry Van
1GRAP0622DT574845	2013	Great Dane	Dry Van

1GRAP0626DT574671	2013	Great Dane	Dry Van
1GRAP0622DT573825	2013	Great Dane	Dry Van
1GRAP0620DT574164	2013	Great Dane	Dry Van
1GRAP062XDT573958	2013	Great Dane	Dry Van
1GRAP0626DT574685	2013	Great Dane	Dry Van
1GRAP0626DT574461	2013	Great Dane	Dry Van
1GRAP0628DT573800	2013	Great Dane	Dry Van
1GRAP0627DT573819	2013	Great Dane	Dry Van
1GRAP062XDT574835	2013	Great Dane	Dry Van
1GRAP0625DT573852	2013	Great Dane	Dry Van
1GRAP0626DT574377	2013	Great Dane	Dry Van
1GRAP0625DT574659	2013	Great Dane	Dry Van
1GRAP0626DT574170	2013	Great Dane	Dry Van
1GRAP0628DT574185	2013	Great Dane	Dry Van
1GRAP0627DT574646	2013	Great Dane	Dry Van
1GRAP062XDT574575	2013	Great Dane	Dry Van
1GRAP0629DT574809	2013	Great Dane	Dry Van
1GRAP0626DT574203	2013	Great Dane	Dry Van
1GRAP0624DT574250	2013	Great Dane	Dry Van
1GRAP0627DT573836	2013	Great Dane	Dry Van
1GRAP0628DT573795	2013	Great Dane	Dry Van
1GRAP0626DT574444	2013	Great Dane	Dry Van
1GRAP062XDT574785	2013	Great Dane	Dry Van
1GRAP0624DT574751	2013	Great Dane	Dry Van
1GRAP0625DT574502	2013	Great Dane	Dry Van
1GRAP0624DT574779	2013	Great Dane	Dry Van
1GRAP0628DT574851	2013	Great Dane	Dry Van
1GRAP0620DT574276	2013	Great Dane	Dry Van
1GRAP0628DT574574	2013	Great Dane	Dry Van
1GRAP0620DT574312	2013	Great Dane	Dry Van
1GRAP0623DT574000	2013	Great Dane	Dry Van
1GRAP0625DT573950	2013	Great Dane	Dry Van
1GRAP0621DT574321	2013	Great Dane	Dry Van
1GRAP0623DT574305	2013	Great Dane	Dry Van
1GRAP0627DT574839	2013	Great Dane	Dry Van
1GRAP0620DT574732	2013	Great Dane	Dry Van
1GRAP0626DT574105	2013	Great Dane	Dry Van
1GRAP0621DT574819	2013	Great Dane	Dry Van
1GRAP0628DT574817	2013	Great Dane	Dry Van
1GRAP0626DT574153	2013	Great Dane	Dry Van
1GRAP0628DT574347	2013	Great Dane	Dry Van
1GRAP0628DT574610	2013	Great Dane	Dry Van
1GRAP0620DT574097	2013	Great Dane	Dry Van
1GRAP0624DT574331	2013	Great Dane	Dry Van
1GRAP0622DT574148	2013	Great Dane	Dry Van
1GRAP0622DT574599	2013	Great Dane	Dry Van
1GRAP0621DT574626	2013	Great Dane	Dry Van
1GRAP0625DT574757	2013	Great Dane	Dry Van
1GRAP0624DT574636	2013	Great Dane	Dry Van
1GRAP0620DT574407	2013	Great Dane	Dry Van
1GRAP0622DT574800	2013	Great Dane	Dry Van
1GRAP0621DT573993	2013	Great Dane	Dry Van
1GRAP0622DT574103	2013	Great Dane	Dry Van
1GRAP0626DT573875	2013	Great Dane	Dry Van
1GRAP0624DT573938	2013	Great Dane	Dry Van
1GRAP0625DT574791	2013	Great Dane	Dry Van
1GRAP0624DT573857	2013	Great Dane	Dry Van
1GRAP0628DT573957	2013	Great Dane	Dry Van
1GRAP0622DT574764	2013	Great Dane	Dry Van

1GRAP062XDT574799	2013	Great Dane	Dry Van
1GRAP0625DT574399	2013	Great Dane	Dry Van
1GRAP0625DT573978	2013	Great Dane	Dry Van
1GRAP0626DT573925	2013	Great Dane	Dry Van
1GRAP0624DT573776	2013	Great Dane	Dry Van
1GRAP062XDT574432	2013	Great Dane	Dry Van
1GRAP0629DT574776	2013	Great Dane	Dry Van
1GRAP0628DT573814	2013	Great Dane	Dry Van
1GRAP062XDT574737	2013	Great Dane	Dry Van
1GRAP0626DT574699	2013	Great Dane	Dry Van
1GRAP0629DT574552	2013	Great Dane	Dry Van
1GRAP0628DT574719	2013	Great Dane	Dry Van
1GRAP0626DT573813	2013	Great Dane	Dry Van
1GRAP0625DT574449	2013	Great Dane	Dry Van
1GRAP0625DT574435	2013	Great Dane	Dry Van
1GRAP0620DT573788	2013	Great Dane	Dry Van
1GRAP062XDT574012	2013	Great Dane	Dry Van
1GRAP0625DT573902	2013	Great Dane	Dry Van
1GRAP0621DT574769	2013	Great Dane	Dry Van
1GRAP062XDT574219	2013	Great Dane	Dry Van
1GRAP0625DT573933	2013	Great Dane	Dry Van
1GRAP0629DT574034	2013	Great Dane	Dry Van
1GRAP0629DT574731	2013	Great Dane	Dry Van
1GRAP0628DT574588	2013	Great Dane	Dry Van
1GRAP0623DT574126	2013	Great Dane	Dry Van
1GRAP0623DT574143	2013	Great Dane	Dry Van
1GRAP0620DT574746	2013	Great Dane	Dry Van
1GRAP062XDT574754	2013	Great Dane	Dry Van
1GRAP0623DT574224	2013	Great Dane	Dry Van
1GRAP0627DT574341	2013	Great Dane	Dry Van
1GRAP0624DT574040	2013	Great Dane	Dry Van
1GRAP0622DT573839	2013	Great Dane	Dry Van
1GRAP0623DT573865	2013	Great Dane	Dry Van
1GRAP0628DT574140	2013	Great Dane	Dry Van
1GRAP0628DT573926	2013	Great Dane	Dry Van
1GRAP0625DT574726	2013	Great Dane	Dry Van
1GRAP0626DT574850	2013	Great Dane	Dry Van
1GRAP0626DT574704	2013	Great Dane	Dry Van
1GRAP062XDT574334	2013	Great Dane	Dry Van
1GRAP062XDT574205	2013	Great Dane	Dry Van
1GRAP0625DT574693	2013	Great Dane	Dry Van
1GRAP0626DT573763	2013	Great Dane	Dry Van
1GRAP0625DT574810	2013	Great Dane	Dry Van
1GRAP0626DT574301	2013	Great Dane	Dry Van
1GRAP0626DT574279	2013	Great Dane	Dry Van
1GRAP0627DT573903	2013	Great Dane	Dry Van
1GRAP0627DT574419	2013	Great Dane	Dry Van
1GRAP0625DT574788	2013	Great Dane	Dry Van
1GRAP0625DT574662	2013	Great Dane	Dry Van
1GRAP0629DT573837	2013	Great Dane	Dry Van
1GRAP0629DT574700	2013	Great Dane	Dry Van
1GRAP0625DT574242	2013	Great Dane	Dry Van
1GRAP0627DT574825	2013	Great Dane	Dry Van
1GRAP0622DT576661	2013	Wabash	Dry Van
1GRAP0621DT574660	2013	Great Dane	Dry Van
1GRAP0623DT573932	2013	Great Dane	Dry Van
1GRAP0621DT574237	2013	Great Dane	Dry Van
1GRAP0622DT574456	2013	Great Dane	Dry Van
1GRAP0627DT574808	2013	Great Dane	Dry Van

1GRAP0629DT574549	2013	Great Dane	Dry Van
1GRAP062XDT573751	2013	Great Dane	Dry Van
1GRAP0623DT574658	2013	Great Dane	Dry Van
1GRAP0625DT574211	2013	Great Dane	Dry Van
1GRAP0627DT574243	2013	Great Dane	Dry Van
1GRAP0623DT574028	2013	Great Dane	Dry Van
1GRAP0627DT574498	2013	Great Dane	Dry Van
1GRAP0628DT573862	2013	Great Dane	Dry Van
1GRAP062XDT575242	2013	Great Dane	Dry Van
1GRAP0624DT574393	2013	Great Dane	Dry Van
1GRAP0627DT574744	2013	Great Dane	Dry Van
1GRAP062XDT574494	2013	Great Dane	Dry Van
1GRAP0622DT574585	2013	Great Dane	Dry Van
1GRAP0625DT576699	2013	Wabash	Dry Van
1GRAP0625DT574581	2013	Great Dane	Dry Van
1GRAP0624DT574202	2013	Great Dane	Dry Van
1GRAP0625DT574337	2013	Great Dane	Dry Van
1GRAP0621DT574058	2013	Great Dane	Dry Van
1GRAP0628DT574462	2013	Great Dane	Dry Van
1GRAP0624DT574698	2013	Great Dane	Dry Van
1GRAP0623DT574577	2013	Great Dane	Dry Van
1GRAP0620DT574777	2013	Great Dane	Dry Van
1GRAP0621DT574741	2013	Great Dane	Dry Van
1GRAP0624DT573924	2013	Great Dane	Dry Van
1GRAP0628DT574428	2013	Great Dane	Dry Van
1GRAP062XDT574415	2013	Great Dane	Dry Van
1GRAP0623DT573929	2013	Great Dane	Dry Van
1GRAP0622DT574067	2013	Great Dane	Dry Van
1JJV532D6DL786259	2013	Wabash	Dry Van
1GRAP0623DT574465	2013	Great Dane	Dry Van
1GRAP062XDT573930	2013	Great Dane	Dry Van
1GRAP0623DT573798	2013	Great Dane	Dry Van
1GRAP0627DT574713	2013	Great Dane	Dry Van
1GRAP0628DT573912	2013	Great Dane	Dry Van
1GRAP0621DT574478	2013	Great Dane	Dry Van
1GRAP0621DT574609	2013	Great Dane	Dry Van
1GRAP0624DT574300	2013	Great Dane	Dry Van
1GRAP0626DT574234	2013	Great Dane	Dry Van
1GRAP0626DT573830	2013	Great Dane	Dry Van
1GRAP0623DT574661	2013	Great Dane	Dry Van
1GRAP0629DT574647	2013	Great Dane	Dry Van
1GRAP0625DT574614	2013	Great Dane	Dry Van
1GRAP0627DT574131	2013	Great Dane	Dry Van
1GRAP0625DT574192	2013	Great Dane	Dry Van
1GRAP0623DT574286	2013	Great Dane	Dry Van
1GRAP0620DT573919	2013	Great Dane	Dry Van
1GRAP0622DT574683	2013	Great Dane	Dry Van
1GRAP0623DT573803	2013	Great Dane	Dry Van
1GRAP0625DT574564	2013	Great Dane	Dry Van
1GRAP0620DT574553	2013	Great Dane	Dry Van
1GRAP0625DT574046	2013	Great Dane	Dry Van
1GRAP0622DT573968	2013	Great Dane	Dry Van
1GRAP0628DT573943	2013	Great Dane	Dry Van
1UYVS25355G534433	2005	Utility	Dry Van
1GRAA06235D410789	2005	Great Dane	Dry Van
1UYVS25335G534480	2005	Utility	Dry Van
1GRAA06205D410796	2005	Great Dane	Dry Van
QUYVS253X6G748982	2006	Utility	Dry Van
QUYVS25376G748972	2006	Utility	Dry Van

1UYVS253766748907	2006	Utility	Dry Van
13N1532C4F1511210	2015	Revolution	Flatbed
2MN01JAH551005048	2005	Trailmobile	Dry Van
1S12E95365E501481	2005	Strick	Dry Van
1UYVS25335G534494	2005	Utility	Dry Van
1UYVS25305G534453	2005	Utility	Dry Van
1GRAA06235D410792	2005	Great Dane	Dry Van
1UYVS25356G748923	2005	Utility	Dry Van
1GRAA06235D410808	2005	Great Dane	Dry Van
1UYVS25326G748944	2005	Utility	Dry Van
1UYVS25305G534470	2005	Utility	Dry Van
1UYVS25305G534405	2005	Utility	Dry Van
1UYVS253X5G534444	2005	Utility	Dry Van
1UYVS25316G748921	2005	Utility	Dry Van
2MN01JAH051005037	2005	Trailmobile	Dry Van
1UYVS25376G748955	2005	Utility	Dry Van
1UYVS25375G534417	2005	Utility	Dry Van
1GRAA06225D410816	2005	Great Dane	Dry Van
1UYVS25336G748953	2005	Utility	Dry Van
1UYVS253X6G748996	2005	Utility	Dry Van
2MN01JAH351005078	2005	Trailmobile	Dry Van
1GRAA06215D410791	2005	Great Dane	Dry Van
1UYVS25386G748978	2005	Utility	Dry Van
1UYVS25376G748938	2005	Utility	Dry Van
1UYVS25316G748935	2005	Utility	Dry Van
1UYVS25316G748983	2005	Utility	Dry Van
1UYVS25335G534477	2005	Utility	Dry Van
1UYVS25346G748962	2005	Utility	Dry Van
2MN01JAH351005095	2005	Trailmobile	Dry Van
2MN01JAH351005128	2005	Trailmobile	Dry Van
2MN01JAHX51005045	2005	Trailmobile	Dry Van
2MN01JAH551005132	2005	Trailmobile	Dry Van
1UYVS25305G534498	2005	Utility	Dry Van
1UYVS25376G748941	2005	Utility	Dry Van
2MN01JAH551005115	2005	Trailmobile	Dry Van
1UYVS25356G748906	2005	Utility	Dry Van
1UYVS25305G534419	2005	Utility	Dry Van
1UYVS25365G534442	2005	Utility	Dry Van
1UYVS25396G748911	2005	Utility	Dry Van
1UYVS25356G748937	2005	Utility	Dry Van
1UYVS25315G534459	2005	Utility	Dry Van
1UYVS25306G748988	2005	Utility	Dry Van
2MN01JAH951005120	2005	Trailmobile	Dry Van
1UYVS253X6G748951	2005	Utility	Dry Van
1GRAA06235D410811	2005	Great Dane	Dry Van
1UYVS25396G748990	2005	Utility	Dry Van
1UYVS25326G748961	2005	Utility	Dry Van
1UYVS253X6G748903	2005	Utility	Dry Van
1UYVS25386G748981	2005	Utility	Dry Van
1GRAA06205D410782	2005	Great Dane	Dry Van
1UYVS25356G748999	2005	Utility	Dry Van
1UYVS25355G534478	2005	Utility	Dry Van
1GRAA06245D410817	2005	Great Dane	Dry Van
1UYVS25365G534408	2005	Utility	Dry Van
1GRAA06295D410795	2005	Great Dane	Dry Van
1UYVS25336G748905	2005	Utility	Dry Van
1UYVS25325G534437	2005	Utility	Dry Van
2MN01JAH751005049	2005	Trailmobile	Dry Van
1UYVS25305G534467	2005	Utility	Dry Van

2MN01JAH751005102	2005	Trailmobile	Dry Van
1UYVS25336G748998	2005	Utility	Dry Van
1UYVS253X6G748948	2005	Utility	Dry Van
1UYVS25386G748950	2005	Utility	Dry Van
1UYVS25346G748931	2005	Utility	Dry Van
1GRAA06255D410793	2005	Great Dane	Dry Van
1UYVS25385G534488	2005	Utility	Dry Van
1UYVS25376G748924	2005	Utility	Dry Van
1UYVS25356G748954	2005	Utility	Dry Van
1UYVS25335G534415	2005	Utility	Dry Van
1GRAA06265D410804	2005	Great Dane	Dry Van
1UYVS25395G534418	2005	Utility	Dry Van
1UYVS25346G748945	2005	Utility	Dry Van
1UYVS25335G534401	2005	Utility	Dry Van
1UYVS253X5G534475	2005	Utility	Dry Van
1GRAA06285D410805	2005	Great Dane	Dry Van
1UYVS25306G748991	2005	Utility	Dry Van
1GRAA06295D410814	2005	Great Dane	Dry Van
1UYVS25355G534481	2005	Utility	Dry Van
2MN01JAH451005090	2005	Trailmobile	Dry Van
1UYVS25386G748916	2005	Utility	Dry Van
2MN01JAH951005103	2005	Trailmobile	Dry Van
1UYVS25376G748969	2005	Utility	Dry Van
1UYVS25356G748940	2005	Utility	Dry Van
1UYVS25365G534425	2005	Utility	Dry Van
1UYVS25396G748942	2005	Utility	Dry Van
1UYVS25335G534432	2005	Utility	Dry Van
1UYVS25395G534466	2005	Utility	Dry Van
1UYVS25356G748985	2005	Utility	Dry Van
2MN01JAH451005106	2005	Trailmobile	Dry Van
2MN01JAH851005111	2005	Trailmobile	Dry Van
2MN01JAH751005052	2005	Trailmobile	Dry Van
1UYVS25326G748975	2005	Utility	Dry Van
1UYVS25355G534447	2005	Utility	Dry Van
1UYVS25325G534406	2005	Utility	Dry Van
1UYVS25396G748939	2005	Utility	Dry Van
1GRAA06265D410771	2005	Great Dane	Dry Van
1GRAA06295D410800	2005	Great Dane	Dry Van
1UYVS25385G534426	2005	Utility	Dry Van
1UYVS25355G534495	2005	Utility	Dry Van
1GRAA06275D410777	2005	Great Dane	Dry Van
1UYVS25365G534439	2005	Utility	Dry Van
1UYVS25335G534463	2005	Utility	Dry Van
1UYVS25365G534473	2005	Utility	Dry Van
IUYVS25355G534433	2005	Utility	Dry Van
1UYVS25335G534446	2005	Utility	Dry Van
1GRAA06265D410785	2005	Great Dane	Dry Van
2MN01JAH451005056	2005	Trailmobile	Dry Van
1UYVS25305G534436	2005	Utility	Dry Van
1UYVS25325G534499	2005	Utility	Dry Van
1GRAA06275D410794	2005	Great Dane	Dry Van
1UYVS25395G534483	2005	Utility	Dry Van
1UYVS25336G748970	2005	Utility	Dry Van
1UYVS25326G748989	2005	Utility	Dry Van
1UYVS25395G534404	2005	Utility	Dry Van
1UYVS25375G534479	2005	Utility	Dry Van
1UYVS253X6G748965	2005	Utility	Dry Van
1UYVS25376G748986	2005	Utility	Dry Van
2MN01JAH251005069	2005	Trailmobile	Dry Van

2MN01JAH851005044	2005	Trailmobile	Dry Van
1UYVS25396G748973	2005	Utility	Dry Van
1UYVS25375G534420	2005	Utility	Dry Van
1UYVS25375G534482	2005	Utility	Dry Van
1UYVS25316G748966	2005	Utility	Dry Van
1GRAA06285D410786	2005	Great Dane	Dry Van
1UYVS25396G748908	2005	Utility	Dry Van
1UYVS25305G534422	2005	Utility	Dry Van
1UYVS25325G534454	2005	Utility	Dry Van
1UYVS25345G534438	2005	Utility	Dry Van
1UYVS25346G748928	2005	Utility	Dry Van
2MN01JAH651005057	2005	Trailmobile	Dry Van
2MN01JAH651005107	2005	Trailmobile	Dry Van
1GRAA06295D410781	2005	Great Dane	Dry Van
1UYVS25355G534450	2005	Utility	Dry Van
1UYVS25306G748912	2005	Utility	Dry Van
1GRAA06295D410778	2005	Great Dane	Dry Van
1UYVS25366G748946	2005	Utility	Dry Van
1GRAA06215D410810	2005	Great Dane	Dry Van
1UYVS25336G748919	2005	Utility	Dry Van
1GRAA06205D410779	2005	Great Dane	Dry Van
1UYVS25395G534497	2005	Utility	Dry Van
1UYVS25396G748956	2005	Utility	Dry Van
1UYVS25315G534428	2005	Utility	Dry Van
2MN01JAH951005098	2005	Trailmobile	Dry Van
1GRAA06265D410818	2005	Great Dane	Dry Van
1UYVS25336G748984	2005	Utility	Dry Van
1UYVS25375G534448	2005	Utility	Dry Van
1UYVS25385G534457	2005	Utility	Dry Van
2MN01JAH051005068	2005	Trailmobile	Dry Van
1UYVS25386G748933	2005	Utility	Dry Van
2MN01JAH251005086	2005	Trailmobile	Dry Van
1UYVS25326G748992	2005	Utility	Dry Van
2MN01JAH651005091	2005	Trailmobile	Dry Van
1UYVS25316G748904	2005	Utility	Dry Van
1UYVS25316G748952	2005	Utility	Dry Van
1UYVS25375G534451	2005	Utility	Dry Van
2MN01JAH651005074	2005	Trailmobile	Dry Van
1UYVS25335G534429	2005	Utility	Dry Van
1UYVS25365G534456	2005	Utility	Dry Van
1UYVS25306G748974	2005	Utility	Dry Van
1GRAA06225D410802	2005	Great Dane	Dry Van
1GRAA06245D410784	2005	Great Dane	Dry Van
1UYVS25306G748960	2005	Utility	Dry Van
1GRAA06225D410783	2005	Great Dane	Dry Van
1UYVS253X5G534430	2005	Utility	Dry Van
1UYVS253X6G748979	2005	Utility	Dry Van
1UYVS25315G534462	2005	Utility	Dry Van
1UYVS25386G748947	2005	Utility	Dry Van
2MN01JAH251005041	2005	Trailmobile	Dry Van
1UYVS25366G748915	2005	Utility	Dry Van
2MN01JAH551005065	2005	Trailmobile	Dry Van
1UYVS25315G534414	2005	Utility	Dry Van
1UYVS25356G748968	2005	Utility	Dry Van
1UYVS25345G534472	2005	Utility	Dry Van
1GRAA06205D410801	2005	Great Dane	Dry Van
1UYVS25385G534460	2005	Utility	Dry Van
2MN01JAH651005124	2005	Trailmobile	Dry Van
2MN01JAH151005094	2005	Trailmobile	Dry Van

1GRAA06215D410807	2005	Great Dane	Dry Van
1UYVS253X5G534427	2005	Utility	Dry Van
1UYVS25305G534484	2005	Utility	Dry Van
1UYVS25346G748900	2005	Utility	Dry Van
1UYVS25396G748925	2005	Utility	Dry Van
1GRAA06205D410815	2005	Great Dane	Dry Van
1GRAA062X5D410787	2005	Great Dane	Dry Van
1UYVS25326G748927	2005	Utility	Dry Van
1UYVS25316G748949	2005	Utility	Dry Van
1GRAA06285D410769	2005	Great Dane	Dry Van
1UYVS25375G534434	2005	Utility	Dry Van
1UYVS25346G748959	2005	Utility	Dry Van
1UYVS25306G748909	2005	Utility	Dry Van
1UYVS25346G748993	2005	Utility	Dry Van
1UYVS25365G534487	2005	Utility	Dry Van
1UYVS25355G534416	2005	Utility	Dry Van
1UYVS25366G748963	2005	Utility	Dry Van
1GRAA06255D410809	2005	Great Dane	Dry Van
2MN01JAH651005060	2005	Trailmobile	Dry Van
2MN01JAH851005061	2005	Trailmobile	Dry Van
1UYVS25315G534493	2005	Utility	Dry Van
1UYVS25315G534445	2005	Utility	Dry Van
1UYVS25325G534423	2005	Utility	Dry Van
1UYVS25306G748943	2005	Utility	Dry Van
1UYVS25366G748901	2005	Utility	Dry Van
1UYVS25386G748995	2005	Utility	Dry Van
1UYVS25316G748918	2005	Utility	Dry Van
1UYVS25365G534490	2005	Utility	Dry Van
1UYVS25385G534491	2005	Utility	Dry Van
1UYVS25306G748957	2005	Utility	Dry Van
1UYVS25395G534449	2005	Utility	Dry Van
1GRAA06285D410772	2005	Great Dane	Dry Van
1UYVS25345G534455	2005	Utility	Dry Van
1UYVS25346G748976	2005	Utility	Dry Van
1UYVS25355G534464	2005	Utility	Dry Van
1GRAA06215D410774	2005	Great Dane	Dry Van
2MN01JAH451005087	2005	Trailmobile	Dry Van
1UYVS25315G534400	2005	Utility	Dry Van
1GRAA062X5D410773	2005	Great Dane	Dry Van
1UYVS25345G534407	2005	Utility	Dry Van
2MN01JAH551005082	2005	Trailmobile	Dry Van
1UYVS25346G748914	2005	Utility	Dry Van
1UYVS253X5G534492	2005	Utility	Dry Van
1UYVS25315G534476	2005	Utility	Dry Van
1GRAA06245D410770	2005	Great Dane	Dry Van
1UYVS25306G748926	2005	Utility	Dry Van
2MN01JAH951005070	2005	Trailmobile	Dry Van
1GRAA062X5D410806	2005	Great Dane	Dry Van
1UYVS25356G748971	2005	Utility	Dry Van
1UYVS25385G534409	2005	Utility	Dry Van
1UYVS25345G534424	2005	Utility	Dry Van
1GRAA06275D410813	2005	Great Dane	Dry Van
1UYVS25326G748930	2005	Utility	Dry Van
1UYVS25345G534469	2005	Utility	Dry Van
1UYVS25376G748910	2005	Utility	Dry Van
1UYVS25366G748929	2005	Utility	Dry Van
1UYVS25325G534471	2005	Utility	Dry Van
1GRAA06245D410803	2005	Great Dane	Dry Van
1UYVS253X6G748934	2005	Utility	Dry Van

1GRAA06275D410780	2005	Great Dane	Dry Van
1UYVS25325G534485	2005	Utility	Dry Van
1UYVS253X5G534461	2005	Utility	Dry Van
2MN01JAH951005036	2005	Trailmobile	Dry Van
1UYVS25385G534474	2005	Utility	Dry Van
1UYVS25395G534421	2005	Utility	Dry Van
1GRAA06225D410797	2005	Great Dane	Dry Van
1UYVS25366G748994	2005	Utility	Dry Van
1UYVS25326G748913	2005	Utility	Dry Van
1UYVS25355G534402	2005	Utility	Dry Van
1GRAA06255D410776	2005	Great Dane	Dry Van
1UYVS25386G748902	2005	Utility	Dry Van
1UYVS25336G748922	2005	Utility	Dry Van
1UYVS253X6G748917	2005	Utility	Dry Van
2MN01JAH351005081	2005	Trailmobile	Dry Van
2MN01JAH451005073	2005	Trailmobile	Dry Van
1UYVS25336G748967	2005	Utility	Dry Van
1GRAA06245D410798	2005	Great Dane	Dry Van
1GRAA062X5D410790	2005	Great Dane	Dry Van
1UYVS25366G748977	2005	Utility	Dry Van
1GRAA06265D410799	2005	Great Dane	Dry Van
1UYVS25326G748958	2005	Utility	Dry Van
1UYVS25375G534403	2005	Utility	Dry Van
1UYVS25366G748932	2005	Utility	Dry Van
1UYVS25375G534465	2005	Utility	Dry Van
1UYVS25395G534435	2005	Utility	Dry Van
2MN01JAH051005040	2005	Trailmobile	Dry Van
1GRAA06235D410775	2005	Great Dane	Dry Van
1UYVS25366G748980	2005	Utility	Dry Van
1UYVS25345G534441	2005	Utility	Dry Van
1UYVS25325G534468	2005	Utility	Dry Van
1GRAA06215D410788	2005	Great Dane	Dry Van
1UYVS25396G748987	2005	Utility	Dry Van
2MN01JAH951005053	2005	Trailmobile	Dry Van
1UYVS25345G534486	2005	Utility	Dry Van
1UYVS25385G534443	2005	Utility	Dry Van
1UYVS25395G534452	2005	Utility	Dry Van
1UYVS25315G534431	2005	Utility	Dry Van
1UYVS25336G748936	2005	Utility	Dry Van
1UYVS25386G748964	2005	Utility	Dry Van
1UYVS253X6G748982	2006	Utility	Dry Van
1UYVS25376G748972	2006	Utility	Dry Van
1UYVS253X66748907	2006	Utility	Dry Van
1JJV532W87L035234	2006	Wabash	Dry Van
1UYVS253X6G748920	2006	Utility	Dry Van
1DW1A53207E003533	2007	Stoughton	Dry Van
1S12E9532BE524798	2011	Strickland	Dry Van
1GRAP0622CT567604	2012	Great Dane	Dry Van
1GRAP0629DT574311	2013	Great Dane	Dry Van
5V8VA5326EM402597	2014	Vanguard	Dry Van
1JJV532D7CL736484	2012	Wabash	Dry Van
1JJV532D4CL736572	2012	Wabash	Dry Van
1JJV532D3CL736482	2012	Wabash	Dry Van
1JJV532D4GL900263	2016	Wabash	Dry Van
1JJV532D3GL900383	2016	Wabash	Dry Van
1JJV532D3GL900254	2016	Wabash	Dry Van
1JJV532D6GL900216	2016	Wabash	Dry Van
1JJV532D1GL900012	2016	Wabash	Dry Van
1JJV532D1GL900270	2016	Wabash	Dry Van

1JJV532D4GL900120	2016	Wabash	Dry Van
1JJV532D4GL900361	2016	Wabash	Dry Van
1JJV532DXGL900168	2016	Wabash	Dry Van
1JJV532D7GL900225	2016	Wabash	Dry Van
1JJV532D6GL900233	2016	Wabash	Dry Van
1JJV532D5GL900370	2016	Wabash	Dry Van
1JJV532D7GL900337	2016	Wabash	Dry Van
1JJV532D8GL900329	2016	Wabash	Dry Van
1JJV532D9GL900274	2016	Wabash	Dry Van
1JJV532D0GL900275	2016	Wabash	Dry Van
1JJV532DXGL900140	2016	Wabash	Dry Van
1JJV532D3GL900223	2016	Wabash	Dry Van
1JJV532D3GL900013	2016	Wabash	Dry Van
1JJV532D4GL900392	2016	Wabash	Dry Van
1JJV532D1GL900124	2016	Wabash	Dry Van
1JJV532D3GL900075	2016	Wabash	Dry Van
1JJV532D5GL900224	2016	Wabash	Dry Van
1JJV532D2GL900083	2016	Wabash	Dry Van
1JJV532D2GL900214	2016	Wabash	Dry Van
1JJV532D7GL900371	2016	Wabash	Dry Van
1JJV532D8GL900282	2016	Wabash	Dry Van
1JJV532D0GL900180	2016	Wabash	Dry Van
1JJV532D6GL900393	2016	Wabash	Dry Van
1JJV532D7GL900340	2016	Wabash	Dry Van
1JJV532D0GL900034	2016	Wabash	Dry Van
1JJV532D6GL900328	2016	Wabash	Dry Van
1JJV532D8GL900251	2016	Wabash	Dry Van
1JJV532D3GL900397	2016	Wabash	Dry Van
1JJV532D3GL900366	2016	Wabash	Dry Van
1JJV532D2GL900245	2016	Wabash	Dry Van
1JJV532D3GL900061	2016	Wabash	Dry Van
1JJV532D7GL900029	2016	Wabash	Dry Van
1JJV532D6GL900166	2016	Wabash	Dry Van
1JJV532D2GL900052	2016	Wabash	Dry Van
1JJV532D7GL900158	2016	Wabash	Dry Van
1JJV532D6GL900118	2016	Wabash	Dry Van
1JJV532D2GL900293	2016	Wabash	Dry Van
1JJV532D8GL900153	2016	Wabash	Dry Van
1JJV532D3GL900156	2016	Wabash	Dry Van
1JJV532D8GL900332	2016	Wabash	Dry Van
1JJV532D6GL900149	2016	Wabash	Dry Van
1JJV532D4GL900103	2016	Wabash	Dry Van
1JJV532D8GL900217	2016	Wabash	Dry Van
1JJV532D4GL900005	2016	Wabash	Dry Van
1JJV532D7GL900404	2016	Wabash	Dry Van
1JJV532D5GL900174	2016	Wabash	Dry Van
1JJV532D7GL900127	2016	Wabash	Dry Van
1JJV532D9GL900212	2016	Wabash	Dry Van
1JJV532D2GL900018	2016	Wabash	Dry Van
1JJV532D7GL900418	2016	Wabash	Dry Van
1JJV532D8GL900427	2016	Wabash	Dry Van
1JJV532D5GL900420	2016	Wabash	Dry Van
1JJV532D8GL900279	2016	Wabash	Dry Van
1JJV532D2GL900181	2016	Wabash	Dry Van
1JJV532D3GL900318	2016	Wabash	Dry Van
1JJV532D0GL900311	2016	Wabash	Dry Van
1JJV532DXGL900364	2016	Wabash	Dry Van
1JJV532D4GL900196	2016	Wabash	Dry Van
1JJV532D5GL900241	2016	Wabash	Dry Van

1JJV532D4GL900411	2016	Wabash	Dry Van
1JJV532D9GL900226	2016	Wabash	Dry Van
1JJV532DXGL900204	2016	Wabash	Dry Van
1JJV532D1GL900110	2016	Wabash	Dry Van
1JJV532DXGL900171	2016	Wabash	Dry Van
1JJV532D9GL900047	2016	Wabash	Dry Van
1JJV532D6GL900152	2016	Wabash	Dry Van
1JJV532D8GL900363	2016	Wabash	Dry Van
1JJV532D7GL900256	2016	Wabash	Dry Van
1JJV532D8GL900038	2016	Wabash	Dry Van
1JJV532D2GL900357	2016	Wabash	Dry Van
1JJV532D7GL900063	2016	Wabash	Dry Van
1JJV532D5GL900210	2016	Wabash	Dry Van
1JJV532DXGL900283	2016	Wabash	Dry Van
1JJV532D9GL900081	2016	Wabash	Dry Van
1JJV532D3GL900108	2016	Wabash	Dry Van
1JJV532D3GL900237	2016	Wabash	Dry Van
1JJV532DXGL900221	2016	Wabash	Dry Van
1JJV532D7GL900001	2016	Wabash	Dry Van
1JJV532DXGL900235	2016	Wabash	Dry Van
1JJV532D4GL900375	2016	Wabash	Dry Van
1JJV532D9GL900016	2016	Wabash	Dry Van
1JJV532D5GL900157	2016	Wabash	Dry Van
1JJV532D0GL900003	2016	Wabash	Dry Van
1JJV532D5GL900045	2016	Wabash	Dry Van
1JJV532DXGL900302	2016	Wabash	Dry Van
1JJV532D4GL900070	2016	Wabash	Dry Van
1JJV532D9GL900260	2016	Wabash	Dry Van
1JJV532D6GL900197	2016	Wabash	Dry Van
1JJV532D2GL900391	2016	Wabash	Dry Van
1JJV532D1GL900415	2016	Wabash	Dry Van
1JJV532DXGL900218	2016	Wabash	Dry Van
1JJV532DXGL900011	2016	Wabash	Dry Van
1JJV532D5GL900322	2016	Wabash	Dry Van
1JJV532D8GL900086	2016	Wabash	Dry Van
1JJV532D2GL900066	2016	Wabash	Dry Van
1JJV532D3GL900027	2016	Wabash	Dry Van
1JJV532D4GL900117	2016	Wabash	Dry Van
1JJV532D6GL900331	2016	Wabash	Dry Van
1JJV532D0GL900129	2016	Wabash	Dry Van
1JJV532D3GL900299	2016	Wabash	Dry Van
1JJV532D0GL900017	2016	Wabash	Dry Van
1JJV532D7GL900354	2016	Wabash	Dry Van
1JJV532D6GL900006	2016	Wabash	Dry Van
1JJV532D9GL900341	2016	Wabash	Dry Van
1JJV532D1GL900320	2016	Wabash	Dry Van
1JJV532D6GL901902	2016	Wabash	Dry Van
1JJV532D5GL901633	2016	Wabash	Dry Van
1JJV532D8GL901979	2016	Wabash	Dry Van
1JJV532D9GL901781	2016	Wabash	Dry Van
1JJV532D4GL901977	2016	Wabash	Dry Van
1JJV532D0GL901782	2016	Wabash	Dry Van
1JJV532D1GL901788	2016	Wabash	Dry Van
1JJV532D5GL901941	2016	Wabash	Dry Van
1JJV532D5GL901776	2016	Wabash	Dry Van
1JJV532D6GL901771	2016	Wabash	Dry Van
1JJV532D3GL901789	2016	Wabash	Dry Van
1JJV532D4GL901848	2016	Wabash	Dry Van
1JJV532D4GL901882	2016	Wabash	Dry Van

1JJV532D2GL901881	2016	Wabash	Dry Van
1JJV532D9GL901666	2016	Wabash	Dry Van
1JJV532DXGL901921	2016	Wabash	Dry Van
1JJV532D6GL901849	2016	Wabash	Dry Van
1JJV532D1GL901953	2016	Wabash	Dry Van
1JJV532D6GL901804	2016	Wabash	Dry Van
1JJV532D9GL901652	2016	Wabash	Dry Van
1JJV532D3GL902019	2016	Wabash	Dry Van
1JJV532D8GL901805	2016	Wabash	Dry Van
1JJV532D8GL901948	2016	Wabash	Dry Van
1JJV532D9GL901778	2016	Wabash	Dry Van
1JJV532D6GL901852	2016	Wabash	Dry Van
1JJV532D0GL902012	2016	Wabash	Dry Van
1JJV532D7GL901746	2016	Wabash	Dry Van
1JJV532D4GL901736	2016	Wabash	Dry Van
1JJV532D2GL901833	2016	Wabash	Dry Van
1JJV532D6GL901947	2016	Wabash	Dry Van
1JJV532D8GL901903	2016	Wabash	Dry Van
1JJV532D4GL901915	2016	Wabash	Dry Van
1JJV532D1GL901970	2016	Wabash	Dry Van
1JJV532D4GL901896	2016	Wabash	Dry Van
1JJV532D5GL901793	2016	Wabash	Dry Van
1JJV532D7GL901665	2016	Wabash	Dry Van
1JJV532D8GL901853	2016	Wabash	Dry Van
1JJV532D4GL901719	2016	Wabash	Dry Van
1JJV532D3GL901923	2016	Wabash	Dry Van
1JJV532D1GL902021	2016	Wabash	Dry Van
1JJV532D3GL901842	2016	Wabash	Dry Van
1JJV532DXGL901806	2016	Wabash	Dry Van
1JJV532D0GL901832	2016	Wabash	Dry Van
1JJV532D6GL901981	2016	Wabash	Dry Van
1JJV532DXGL901949	2016	Wabash	Dry Van
1JJV532D5GL901647	2016	Wabash	Dry Van
1JJV532D5GL901681	2016	Wabash	Dry Van
1JJV532D3GL901646	2016	Wabash	Dry Van
1JJV532D6GL901737	2016	Wabash	Dry Van
1JJV532D5GL901843	2016	Wabash	Dry Van
1JJV532DXGL901675	2016	Wabash	Dry Van
1JJV532DXGL901952	2016	Wabash	Dry Van
1JJV532D7GL901732	2016	Wabash	Dry Van
1JJV532D1GL902004	2016	Wabash	Dry Van
1JJV532D0GL901930	2016	Wabash	Dry Van
1JJV532D8GL901819	2016	Wabash	Dry Van
1JJV532D5GL901762	2016	Wabash	Dry Van
1JJV532D3GL901839	2016	Wabash	Dry Van
1JJV532D2GL901931	2016	Wabash	Dry Van
1JJV532D1GL901662	2016	Wabash	Dry Van
1JJV532D3GL901811	2016	Wabash	Dry Van
1JJV532D6GL902029	2016	Wabash	Dry Van
1JJV532D6GL901916	2016	Wabash	Dry Van
1JJV532DXGL901837	2016	Wabash	Dry Van
1JJV532DXGL901885	2016	Wabash	Dry Van
1JJV532D7GL901889	2016	Wabash	Dry Van
1JJV532D0GL901975	2016	Wabash	Dry Van
1JJV532DXGL901966	2016	Wabash	Dry Van
1JJV532D8GL902002	2016	Wabash	Dry Van
1JJV532D8GL901934	2016	Wabash	Dry Van
1JJV532D0GL901877	2016	Wabash	Dry Van
1JJV532D2GL901962	2016	Wabash	Dry Van

1JJV532D9GL901926	2016	Wabash	Dry Van
1JJV532D2GL901704	2016	Wabash	Dry Van
1JJV532D5GL901972	2016	Wabash	Dry Van
1JJV532D2GL901685	2016	Wabash	Dry Van
1JJV532D4GL901798	2016	Wabash	Dry Van
1JJV532D2GL901895	2016	Wabash	Dry Van
1JJV532D2GL901721	2016	Wabash	Dry Van
1JJV532D6GL901866	2016	Wabash	Dry Van
1JJV532D0GL901829	2016	Wabash	Dry Van
1JJV532D0GL901765	2016	Wabash	Dry Van
1JJV532D4GL901994	2016	Wabash	Dry Van
1JJV532D1GL901791	2016	Wabash	Dry Van
1JJV532D8GL901688	2016	Wabash	Dry Van
1JJV532D2GL901847	2016	Wabash	Dry Van
1JJV532D5GL901986	2016	Wabash	Dry Van
1JJV532D3GL901713	2016	Wabash	Dry Van
1JJV532D5GL901745	2016	Wabash	Dry Van
1JJV532D1GL901659	2016	Wabash	Dry Van
1JJV532DXGL901661	2016	Wabash	Dry Van
1JJV532D4GL901932	2016	Wabash	Dry Van
1JJV532D1GL901743	2016	Wabash	Dry Van
1JJV532D9GL901649	2016	Wabash	Dry Van
1JJV532D3GL901968	2016	Wabash	Dry Van
1JJV532DXGL901854	2016	Wabash	Dry Van
1JJV532D4GL901803	2016	Wabash	Dry Van
1JJV532D3GL901758	2016	Wabash	Dry Van
1JJV532D5GL901910	2016	Wabash	Dry Van
1JJV532D3GL902005	2016	Wabash	Dry Van
1JJV532D0GL901846	2016	Wabash	Dry Van
1JJV532D9GL901814	2016	Wabash	Dry Van
1JJV532DXGL901868	2016	Wabash	Dry Van
1JJV532D1GL901967	2016	Wabash	Dry Van
1JJV532D7GL901990	2016	Wabash	Dry Van
1JJV532D6GL901768	2016	Wabash	Dry Van
1JJV532D1GL901872	2016	Wabash	Dry Van
1JJV532D7GL901956	2016	Wabash	Dry Van
1JJV532D5GL901857	2016	Wabash	Dry Van
1JJV532D4GL901851	2016	Wabash	Dry Van
1JJV532D1GL901869	2016	Wabash	Dry Van
1JJV532D9GL901747	2016	Wabash	Dry Van
1JJV532D7GL901794	2016	Wabash	Dry Van
1JJV532D8GL901920	2016	Wabash	Dry Van
1JJV532D7GL901911	2016	Wabash	Dry Van
1JJV532D2GL901637	2016	Wabash	Dry Van
1JJV532D5GL901938	2016	Wabash	Dry Van
1JJV532D9GL902025	2016	Wabash	Dry Van
1JJV532D5GL901969	2016	Wabash	Dry Van
1JJV532D8GL901710	2016	Wabash	Dry Van
1JJV532D0GL902026	2016	Wabash	Dry Van
1JJV532D9GL901800	2016	Wabash	Dry Van
1JJV532D7GL901827	2016	Wabash	Dry Van
1JJV532D9GL901635	2016	Wabash	Dry Van
1JJV532D0GL901717	2016	Wabash	Dry Van
1JJV532D1GL901757	2016	Wabash	Dry Van
1JJV532D0GL901751	2016	Wabash	Dry Van
1JJV532D7GL901942	2016	Wabash	Dry Van
1JJV532D0GL901779	2016	Wabash	Dry Van
1JJV532D7GL901651	2016	Wabash	Dry Van
1JJV532DXGL901918	2016	Wabash	Dry Van

1JJV532D3GL901971	2016	Wabash	Dry Van
1JJV532D7GL901729	2016	Wabash	Dry Van
1JJV532D1GL901936	2016	Wabash	Dry Van
1JJV532D4GL901879	2016	Wabash	Dry Van
1JJV532D7GL901939	2016	Wabash	Dry Van
1JJV532D8GL901707	2016	Wabash	Dry Van
1JJV532D3GL901890	2016	Wabash	Dry Van
1JJV532D7GL901861	2016	Wabash	Dry Van
1JJV532D0GL901992	2016	Wabash	Dry Van
1JJV532D8GL901738	2016	Wabash	Dry Van
1JJV532DXGL901773	2016	Wabash	Dry Van
1JJV532D8GL901951	2016	Wabash	Dry Van
1JJV532D0GL901720	2016	Wabash	Dry Van
1JJV532D7GL901780	2016	Wabash	Dry Van
1JJV532DXGL901904	2016	Wabash	Dry Van
1JJV532D9GL901960	2016	Wabash	Dry Van
1JJV532D3GL901730	2016	Wabash	Dry Van
1JJV532D8GL901724	2016	Wabash	Dry Van
1JJV532D7GL901908	2016	Wabash	Dry Van
1JJV532D2GL901735	2016	Wabash	Dry Van
1JJV532D3GL901632	2016	Wabash	Dry Van
1JJV532D3GL901887	2016	Wabash	Dry Van
1JJV532D0GL901670	2016	Wabash	Dry Van
1JJV532D8GL901691	2016	Wabash	Dry Van
1JJV532D3GL901937	2016	Wabash	Dry Van
1JJV532D0GL901863	2016	Wabash	Dry Van
1JJV532D2GL901699	2016	Wabash	Dry Van
1JJV532DXGL901708	2016	Wabash	Dry Van
1JJV532D7GL901892	2016	Wabash	Dry Van
1JJV532DXGL901899	2016	Wabash	Dry Van
1JJV532DXGL901871	2016	Wabash	Dry Van
1JJV532D7GL901634	2016	Wabash	Dry Van
1JJV532D5GL901695	2016	Wabash	Dry Van
1JJV532D9GL901683	2016	Wabash	Dry Van
1JJV532D4GL901770	2016	Wabash	Dry Van
1JJV532D3GL901677	2016	Wabash	Dry Van
1JJV532D9GL901974	2016	Wabash	Dry Van
1JJV532D5GL901826	2016	Wabash	Dry Van
1JJV532DXGL901711	2016	Wabash	Dry Van
1JJV532D0GL901734	2016	Wabash	Dry Van
1JJV532D0GL901927	2016	Wabash	Dry Van
1JJV532D4GL901672	2016	Wabash	Dry Van
1JJV532D0GL901698	2016	Wabash	Dry Van
1JJV532D6GL901706	2016	Wabash	Dry Van
1JJV532D1GL901760	2016	Wabash	Dry Van
1JJV532D2GL901640	2016	Wabash	Dry Van
1JJV532D3GL901940	2016	Wabash	Dry Van
1JJV532D7GL902010	2016	Wabash	Dry Van
1JJV532D2GL901850	2016	Wabash	Dry Van
1JJV532D5GL901955	2016	Wabash	Dry Van
1JJV532D9GL901764	2016	Wabash	Dry Van
1JJV532D4GL901638	2016	Wabash	Dry Van
1JJV532D3GL902022	2016	Wabash	Dry Van
1JJV532D8GL901772	2016	Wabash	Dry Van
1JJV532D2GL902013	2016	Wabash	Dry Van
1JJV532D8GL901965	2016	Wabash	Dry Van
1JJV532D2GL901783	2016	Wabash	Dry Van
1JJV532D3GL901873	2016	Wabash	Dry Van
1JJV532D4GL901784	2016	Wabash	Dry Van

1JJV532D8GL901822	2016	Wabash	Dry Van
1JJV532D6GL901673	2016	Wabash	Dry Van
1JJV532D2GL901928	2016	Wabash	Dry Van
1JJV532D8GL901982	2016	Wabash	Dry Van
1JJV532D1GL901676	2016	Wabash	Dry Van
1JJV532D9GL902011	2016	Wabash	Dry Van
1JJV532D2GL901668	2016	Wabash	Dry Van
1JJV532D2GL901864	2016	Wabash	Dry Van
1JJV532D4GL901705	2016	Wabash	Dry Van
1JJV532D6GL901897	2016	Wabash	Dry Van
1JJV532D1GL901886	2016	Wabash	Dry Van
1JJV532D1GL901631	2016	Wabash	Dry Van
1JJV532D7GL901844	2016	Wabash	Dry Van
1JJV532D8GL901643	2016	Wabash	Dry Van
1JJV532D9GL901795	2016	Wabash	Dry Van
1JJV532D2GL901976	2016	Wabash	Dry Van
1JJV532D8GL901674	2016	Wabash	Dry Van
1JJV532D5GL901650	2016	Wabash	Dry Van
1JJV532D1GL901774	2016	Wabash	Dry Van
1JJV532D3GL901775	2016	Wabash	Dry Van
1JJV532D6GL901785	2016	Wabash	Dry Van
1JJV532D3GL901727	2016	Wabash	Dry Van
1JJV532D4GL901980	2016	Wabash	Dry Van
1JJV532D1GL901984	2016	Wabash	Dry Van
1JJV532D3GL901792	2016	Wabash	Dry Van
1JJV532D6GL901754	2016	Wabash	Dry Van
1JJV532D5GL901678	2016	Wabash	Dry Van
1JJV532D6GL902001	2016	Wabash	Dry Van
1JJV532D1GL901838	2016	Wabash	Dry Van
1JJV532D7GL902007	2016	Wabash	Dry Van
1JJV532D6GL901642	2016	Wabash	Dry Van
1JJV532D5GL901907	2016	Wabash	Dry Van
1JJV532D2GL901797	2016	Wabash	Dry Van
1JJV532D8GL901867	2016	Wabash	Dry Van
1JJV532D6GL901883	2016	Wabash	Dry Van
1JJV532D2GL901718	2016	Wabash	Dry Van
1JJV532D2GL901654	2016	Wabash	Dry Van
1JJV532D0GL901684	2016	Wabash	Dry Van
1JJV532D5GL901714	2016	Wabash	Dry Van
1JJV532D9GL902008	2016	Wabash	Dry Van
1JJV532D8GL901898	2016	Wabash	Dry Van
1JJV532D2GL901802	2016	Wabash	Dry Van
1JJV532D8GL902016	2016	Wabash	Dry Van
1JJV532DXGL901630	2016	Wabash	Dry Van
1JJV532D0GL901636	2016	Wabash	Dry Van
1JJV532DXGL901790	2016	Wabash	Dry Van
1JJV532D7GL901973	2016	Wabash	Dry Van
1JJV532D6GL901978	2016	Wabash	Dry Van
1JJV532D9GL901909	2016	Wabash	Dry Van
1JJV532D6GL901690	2016	Wabash	Dry Van
1JJV532D9GL901828	2016	Wabash	Dry Van
1JJV532D2GL901878	2016	Wabash	Dry Van
1JJV532D5GL901891	2016	Wabash	Dry Van
1JJV532DXGL901840	2016	Wabash	Dry Van
1JJV532D4GL901929	2016	Wabash	Dry Van
1JJV532D9GL901957	2016	Wabash	Dry Van
1JJV532D5GL901700	2016	Wabash	Dry Van
1JJV532D6GL901799	2016	Wabash	Dry Van
1JJV532D8GL901917	2016	Wabash	Dry Van

1JJV532D6GL901950	2016	Wabash	Dry Van
1JJV532D9GL901702	2016	Wabash	Dry Van
1JJV532D4GL902028	2016	Wabash	Dry Van
1JJV532D5GL901874	2016	Wabash	Dry Van
1JJV532D8GL901755	2016	Wabash	Dry Van
1JJV532D8GL901741	2016	Wabash	Dry Van
1JJV532D5GL901924	2016	Wabash	Dry Van
1JJV532D2GL901749	2016	Wabash	Dry Van
1JJV532DXGL901742	2016	Wabash	Dry Van
1JJV532D1GL901998	2016	Wabash	Dry Van
1JJV532D4GL901820	2016	Wabash	Dry Van
1JJV532DXGL901658	2016	Wabash	Dry Van
1JJV532DXGL902017	2016	Wabash	Dry Van
1JJV532D2GL901959	2016	Wabash	Dry Van
1JJV532D7GL901763	2016	Wabash	Dry Van
1JJV532D8GL901657	2016	Wabash	Dry Van
1JJV532D1GL901855	2016	Wabash	Dry Van
1JJV532D1GL901810	2016	Wabash	Dry Van
1JJV532DXGL902020	2016	Wabash	Dry Van
1JJV532D7GL901701	2016	Wabash	Dry Van
1JJV532DXGL901935	2016	Wabash	Dry Van
1JJV532D9GL901831	2016	Wabash	Dry Van
1JJV532D7GL901696	2016	Wabash	Dry Van
1JJV532D1GL901841	2016	Wabash	Dry Van
1JJV532D4GL901901	2016	Wabash	Dry Van
1JJV532D3GL901825	2016	Wabash	Dry Van
1JJV532D8GL901884	2016	Wabash	Dry Van
1JJV532D1GL901922	2016	Wabash	Dry Van
1JJV532D5GL901728	2016	Wabash	Dry Van
1JJV532D0GL901961	2016	Wabash	Dry Van
1JJV532D2GL901752	2016	Wabash	Dry Van
1JJV532D4GL901655	2016	Wabash	Dry Van
1JJV532D3GL901744	2016	Wabash	Dry Van
1JJV532D4GL901817	2016	Wabash	Dry Van
1JJV532D6GL901687	2016	Wabash	Dry Van
1JJV532D1GL901645	2016	Wabash	Dry Van
1JJV532DXGL901823	2016	Wabash	Dry Van
1JJV532D7GL901875	2016	Wabash	Dry Van
1JJV532DXGL901644	2016	Wabash	Dry Van
1JJV532D1GL901824	2016	Wabash	Dry Van
1JJV532D9GL901912	2016	Wabash	Dry Van
1JJV532D2GL901900	2016	Wabash	Dry Van
1JJV532D6GL901740	2016	Wabash	Dry Van
1JJV532D4GL901963	2016	Wabash	Dry Van
1JJV532D6GL901656	2016	Wabash	Dry Van
1JJV532D0GL901796	2016	Wabash	Dry Van
1JJV532D8GL901996	2016	Wabash	Dry Van
1JJV532D9GL901733	2016	Wabash	Dry Van
1JJV532D0GL901894	2016	Wabash	Dry Van
1JJV532D4GL901686	2016	Wabash	Dry Van
1JJV532D9GL901893	2016	Wabash	Dry Van
1JJV532D6GL901723	2016	Wabash	Dry Van
1JJV532D9GL901876	2016	Wabash	Dry Van
1JJV532D7GL901679	2016	Wabash	Dry Van
1JJV532D7GL901648	2016	Wabash	Dry Van
1JJV532DXGL901739	2016	Wabash	Dry Van
1JJV532D7GL901925	2016	Wabash	Dry Van
1JJV532D2GL901993	2016	Wabash	Dry Van
1JJV532D9GL901697	2016	Wabash	Dry Van

1JJV532D0GL901913	2016	Wabash	Dry Van
1JJV532D1GL901905	2016	Wabash	Dry Van
1JJV532DXGL901983	2016	Wabash	Dry Van
1JJV532D8GL901769	2016	Wabash	Dry Van
1JJV532DXGL901787	2016	Wabash	Dry Van
1JJV532D6GL901821	2016	Wabash	Dry Van
1JJV532D1GL902018	2016	Wabash	Dry Van
1JJV532D0GL901667	2016	Wabash	Dry Van
1JJV532D4GL901767	2016	Wabash	Dry Van
1JJV532D2GL901945	2016	Wabash	Dry Van
1JJV532D5GL902023	2016	Wabash	Dry Van
1JJV532D9GL901862	2016	Wabash	Dry Van
1JJV532D7GL901715	2016	Wabash	Dry Van
1JJV532D3GL901985	2016	Wabash	Dry Van
1JJV532D4GL901753	2016	Wabash	Dry Van
1JJV532D0GL902009	2016	Wabash	Dry Van
1JJV532D5GL901664	2016	Wabash	Dry Van
1JJV532D3GL901680	2016	Wabash	Dry Van
1JJV532D7GL902024	2016	Wabash	Dry Van
1JJV532D9GL901845	2016	Wabash	Dry Van
1JJV532D6GL901835	2016	Wabash	Dry Van
1JJV532D3GL901856	2016	Wabash	Dry Van
1JJV532D7GL901830	2016	Wabash	Dry Van
1JJV532D9GL901716	2016	Wabash	Dry Van
1JJV532D7GL901858	2016	Wabash	Dry Van
1JJV532D9GL901859	2016	Wabash	Dry Van
1JJV532D5GL901812	2016	Wabash	Dry Van
1JJV532D1GL901919	2016	Wabash	Dry Van
1JJV532D5GL902006	2016	Wabash	Dry Van
1JJV532D3GL901999	2016	Wabash	Dry Van
1JJV532D0GL901815	2016	Wabash	Dry Van
1JJV532D4GL901641	2016	Wabash	Dry Van
1JJV532D9GL901988	2016	Wabash	Dry Van
1JJV532DXGL901756	2016	Wabash	Dry Van
1JJV532D8GL901870	2016	Wabash	Dry Van
1JJV532D5GL901759	2016	Wabash	Dry Van
1JJV532DXGL902003	2016	Wabash	Dry Van
1JJV532D7GL901813	2016	Wabash	Dry Van
1JJV532D8GL901836	2016	Wabash	Dry Van
1JJV532D3GL901808	2016	Wabash	Dry Van
1JJV532D0GL901989	2016	Wabash	Dry Van
1JJV532D6GL902015	2016	Wabash	Dry Van
1JJV532D5GL901731	2016	Wabash	Dry Van
1JJV532D6GL901995	2016	Wabash	Dry Van
1JJV532D5GL901809	2016	Wabash	Dry Van
1JJV532D3GL901906	2016	Wabash	Dry Van
1JJV532D1GL901693	2016	Wabash	Dry Van
1JJV532D1GL901709	2016	Wabash	Dry Van
1JJV532D7GL901987	2016	Wabash	Dry Van
1JJV532DXGL901692	2016	Wabash	Dry Van
1JJV532DXGL901689	2016	Wabash	Dry Van
1JJV532D2GL901671	2016	Wabash	Dry Van
1JJV532D3GL901663	2016	Wabash	Dry Van
1JJV532D6GL901818	2016	Wabash	Dry Van
1JJV532D6GL901964	2016	Wabash	Dry Van
1JJV532D4GL901722	2016	Wabash	Dry Van
1JJV532D2GL902027	2016	Wabash	Dry Van
1JJV532D7GL901777	2016	Wabash	Dry Van
1JJV532D0GL901958	2016	Wabash	Dry Van

1JJV532D8GL901660	2016	Wabash	Dry Van
1JJV532D3GL901694	2016	Wabash	Dry Van
1JJV532D0GL901880	2016	Wabash	Dry Van
1JJV532D0GL901944	2016	Wabash	Dry Van
1JJV532D0GL901748	2016	Wabash	Dry Van
1JJV532D9GL901943	2016	Wabash	Dry Van
1JJV532D0GL901703	2016	Wabash	Dry Van
1JJV532D5GL901888	2016	Wabash	Dry Van
1JJV532D3GL901954	2016	Wabash	Dry Van
1JJV532D6GL901933	2016	Wabash	Dry Van
1JJV532D2GL901816	2016	Wabash	Dry Van
1JJV532D4GL901669	2016	Wabash	Dry Van
1JJV532D5GL901860	2016	Wabash	Dry Van
1JJV532D4GL902014	2016	Wabash	Dry Van
1JJV532D4GL901865	2016	Wabash	Dry Van
1JJV532D3GL901761	2016	Wabash	Dry Van
1JJV532D2GL901914	2016	Wabash	Dry Van
1JJV532DXGL901997	2016	Wabash	Dry Van
1JJV532D2GL901766	2016	Wabash	Dry Van
1JJV532D1GL901712	2016	Wabash	Dry Van
1JJV532D1GL901807	2016	Wabash	Dry Van
1JJV532D7GL901682	2016	Wabash	Dry Van
1JJV532D0GL901801	2016	Wabash	Dry Van
1JJV532DXGL901725	2016	Wabash	Dry Van
1JJV532D4GL902000	2016	Wabash	Dry Van
1JJV532D4GL901946	2016	Wabash	Dry Van
1JJV532D1GL901726	2016	Wabash	Dry Van
1JJV532D0GL901653	2016	Wabash	Dry Van
1JJV532D4GL901834	2016	Wabash	Dry Van
13N1532C1F1511200	2015	Fontaine	Flatbed
13N1532C7F1511184	2015	Fontaine	Flatbed
1TTF532A1F3897604	2015	Benson	Flatbed
1TTF532A4F3897564	2015	Benson	Flatbed
13N1532C3F1511182	2015	Fontaine	Flatbed
13N1532C9G1517702	2016	Fontaine	Flatbed
1TTF532C9G3932666	2016	Transcraft	Flatbed
1TTF532A0G3897868	2016	Benson	Flatbed
1TTF532A6G3897857	2016	Benson	Flatbed
13N1532CXG1517675	2016	Fontaine	Flatbed
1TTF532C0G3905873	2016	Transcraft	Flatbed
13N1532C7G1517679	2016	Fontaine	Flatbed
13N1532C4G1517705	2016	Fontaine	Flatbed
1TTF532C0G3905856	2016	Transcraft	Flatbed
13N1532C0G1517748	2016	Fontaine	Flatbed
1JJV532D8CL620825	2012	Wabash	Dry Van
1JJV532D9EL787083	2013	Wabash	Dry Van
1JJV532D7FL874255	2014	Wabash	Dry Van

EXHIBIT B

ESCROW AGREEMENT

[See Attached.]

ESCROW AGREEMENT

THIS ESCROW AGREEMENT, dated effective as of April 1, 2019 (“Agreement”), is by and among MF HOLDINGS, INC., a Maine corporation (“Buyer”), CELADON TRUCKING SERVICES, INC., a New Jersey corporation (“Seller”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as escrow agent hereunder (“Escrow Agent”).

BACKGROUND

A.  Buyer, Seller, Parent and the Companies party thereto have entered into a Purchase Agreement (the “Purchase Agreement”), dated as of even date herewith, pursuant to which Buyer is purchasing from Seller all of the Companies’ outstanding equity interests other than the Buckler GP Interest.

B.  The Purchase Agreement provides that Buyer shall deposit on behalf of Seller the Escrow Funds (defined below) in segregated escrow accounts to be held by Escrow Agent for the purpose of a post-closing purchase price adjustment and for the purpose of indemnification obligations that may become due to Buyer pursuant to the Purchase Agreement.

C.  Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and any earnings thereon in accordance with the terms of this Agreement.

D.  Buyer and Seller have appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent and this Agreement.

E.  Buyer and Seller acknowledge that (i) Escrow Agent is not a party to and has no duties or obligations under the Purchase Agreement, (ii) all references in this Agreement to the Purchase Agreement are solely for the convenience of Buyer and Seller, and (iii) Escrow Agent shall have no implied duties beyond the express duties set forth in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.          Definitions.  Solely as between Buyer and Seller, capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.  The following terms shall have the following meanings when used herein:

“Business Day” means any day, other than a Saturday, Sunday or legal holiday, on which Escrow Agent at its location identified in Section 15 is open to the public for general banking purposes.

“Buyer Representative” means the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by Buyer and delivered to Escrow Agent and a Seller Representative in accordance with the notice provisions of this Agreement, to act as its representative under this Agreement.
1

“Claim Notice” has the meaning set forth in Section 6(a).

“Escrow Funds” means the funds deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and other income thereon.

“Escrow Period” means the period commencing on the date hereof and ending at the close of Escrow Agent’s Business Day following the date that is 18 months after the date hereof, unless earlier terminated pursuant to this Agreement.

“Final Order” means a final and nonappealable order of a court of competent jurisdiction (an “Order”), which Order is delivered to Escrow Agent accompanied by a written instruction from Buyer or Seller given to effectuate such Order and confirming that such Order is final, nonappealable and issued by a court of competent jurisdiction, and Escrow Agent shall be entitled to conclusively rely upon any such confirmation and instruction and shall have no responsibility to review the Order to which such confirmation and instruction refers.

“Indemnified Party” has the meaning set forth in Section 11.

“Indemnity Claim” has the meaning set forth in Section 6(a).

“Indemnity Escrow Amount” means $1,395,000.

“Indemnity Escrow Account” means the escrow account governed by this Agreement with respect to the Indemnity Escrow Amount

“Joint Written Direction” means a written direction executed by a Buyer Representative and a Seller Representative, substantially in the form of Attachment 1 hereto, delivered to Escrow Agent in accordance with Section 15 and directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any other action pursuant to this Agreement.

“Net Working Capital Escrow Amount” means $1,070,000.

“Net Working Capital Escrow Account” means the escrow account governed by this Agreement with respect to the Net Working Capital Escrow Amount.

“Representatives” means a Buyer Representative and a Seller Representative.

“Seller Representative” means the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by Seller and delivered to Escrow Agent and a Buyer Representative in accordance with the notice provisions of this Agreement, to act as its representative under this Agreement.

2.          Appointment of and Acceptance by Escrow Agent.  Buyer and Seller hereby appoint Escrow Agent to serve as escrow agent hereunder.  Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3, shall hold, invest and disburse the Escrow Funds in accordance with this Agreement.
2

3.          Deposit of Escrow Funds.  Simultaneously with the execution and delivery of this Agreement, the following will occur:

(i)          pursuant to Section 1.01(b)(i)(B) of the Purchase Agreement, Buyer will deposit by wire transfer of immediately available funds an amount equal to Indemnity Escrow Amount with the Escrow Agent to be held in the Indemnity Escrow Account designated by Escrow Agent (the “Indemnity Escrow Funds”); and

(ii)          pursuant to Section 1.01(b)(i)(C) of the Purchase Agreement, Buyer will deposit by wire transfer of immediately available funds an amount equal to the Net Working Capital Escrow Amount with the Escrow Agent to be held in the Net Working Capital Escrow Account designated by Escrow Agent (the “Net Working Capital Escrow Funds”).

The Escrow Funds shall (i) not be subject to set off by the Escrow Agent or any of its affiliates except as provided in Section 12(c), (ii) not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto, (iii) be held and disbursed solely for the purposes and in accordance with the terms of this Agreement, and (iv) remain uninvested except as provided in Section 7.

4.          Disbursements of Escrow Funds.

(a)          General.  Escrow Agent shall promptly disburse Escrow Funds at any time and from time to time, upon receipt of, and in accordance with, (i) a Joint Written Direction or (ii) a Final Order.  Any such Joint Written Direction must contain complete payment instructions, including funds transfer instructions or an address to which a check should be sent.

(b)          Net Working Capital Escrow Funds.  Pursuant to Sections 1.02 (g) and (h) of the Purchase Agreement, following receipt of a Joint Written Direction indicating that an Underpayment or an Overpayment has been determined under the Purchase Agreement, the Escrow Agent shall, as promptly as practicable, disburse funds from the Net Working Capital Escrow Account as specified in the Joint Written Direction.

(c)          Indemnity Escrow Funds.  During the Escrow Period, the Escrow Agent shall disburse amounts from the Indemnity Escrow Account in accordance with the terms and procedures specified in Section 6 of this Agreement.

(d)          Expiration.  Upon the expiration of the Escrow Period (but only if Escrow Agent has received a Joint Written Direction from Buyer and Seller), Escrow Agent shall distribute to Seller, pursuant to the funds transfer instruction set forth in the Joint Written Direction, as promptly as practicable, any remaining Escrow Funds not subject to a Claim Notice as provided in Section 6.

(e)          Prior to any disbursement, Escrow Agent must receive reasonable identifying information regarding the recipient so that Escrow Agent is able to comply with its regulatory obligations and reasonable business practices, including without limitation a completed United States Internal Revenue Service (“IRS”) Form W-9 or Form W-8, as applicable.  All disbursements of Escrow Funds will be subject to the fees and claims of Escrow Agent and the Indemnified Parties pursuant to Section 11 and Section 12.
3

(f)          Buyer and Seller may each deliver written notice to Escrow Agent in accordance with Section 15 changing their respective funds transfer instructions, which notice will be effective only upon receipt by Escrow Agent and after Escrow Agent has had reasonable time to act upon such notice.

5.          Suspension of Performance; Disbursement into Court.  If, at any time, (a)  a dispute exists with respect to any obligation of Escrow Agent under this Agreement, (b) Escrow Agent is unable to determine, to Escrow Agent’s reasonable satisfaction,  Escrow Agent’s proper actions with respect to its obligations hereunder, or (c) the Representatives have not appointed a successor escrow agent to act under this Agreement in accordance with Section 9 hereof, then Escrow Agent may, in its reasonable, good faith discretion, take either or both of the following actions:

(i)          suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Agreement until such dispute or uncertainty is resolved to the reasonable satisfaction of Escrow Agent or until a successor escrow agent is appointed; or

(ii)          petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction, in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty and, to the extent required or permitted by law, pay into such court, for holding and disposition by such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and reasonable attorneys’ fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

Escrow Agent will have no liability to Buyer or Seller for any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise due to any delay in any other action required or requested of Escrow Agent, in each case if permitted by this Section 5, except to the extent that a court of competent jurisdiction determines, which determination is not subject to appeal, that Escrow Agent’s fraud, gross negligence or willful misconduct caused any loss to Buyer or Seller.

6.          Resolutions & Disbursement of Claims.  If during the Escrow Period Buyer elects to make a claim for indemnity against Seller, then the procedure for administering and resolving such claims is as follows:

(a)          If Buyer elects to assert a claim for indemnity as contemplated by the Purchase Agreement (an “Indemnity Claim”), it must give written notice of such claim (a “Claim Notice”) to Escrow Agent and Seller prior to the expiration of the Escrow Period.  Such Claim Notice must include a description of the claim and the basis therefor and the amount, if known, asserted by Buyer for such claim (including, if appropriate, an estimate of all costs and expenses reasonably expected to be incurred by Buyer by reason of such claim).
4

(b)          Escrow Agent shall promptly pay an Indemnity Claim to Buyer from the Indemnity Escrow Account following: (i) a Joint Written Direction or (ii) a Final Order.

7.      Investment of Funds.  Based upon Buyer’s and Seller’s prior review of investment alternatives, in the absence of further specific written direction to the contrary at any time that an investment decision must be made, Escrow Agent is directed to invest and reinvest the Escrow Funds in the investment identified in Schedule A. If applicable, Buyer and Seller acknowledge receipt from Escrow Agent of a current copy of the prospectus for the investment identified in Schedule A.  Buyer and Seller may deliver to Escrow Agent a Joint Written Direction changing the investment of the Escrow Funds, upon which direction Escrow Agent may conclusively rely without inquiry or investigation; provided, however, that Buyer and Seller warrant that no investment or reinvestment direction will be given except in the following:  (a) direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America; (b) U.S. dollar denominated deposit accounts and certificates of deposit issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which are either (i) insured by the Federal Deposit Insurance Corporation (“FDIC”) up to FDIC limits, or (ii) with domestic commercial banks which have a rating on their short-term certificates of deposit on the date of purchase of at least “A-1” by S&P or “P-1” by Moody’s (ratings on holding companies are not considered as the rating of the bank); or (c) money market funds, including funds managed by Escrow Agent or any of its affiliates; provided further, however, that Escrow Agent will not be directed to invest in investments that Escrow Agent determines are not consistent with Escrow Agent’s policies or practices.  Buyer and Seller recognize and agree that Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of Escrow Funds or the purchase or disposition of any investment and the Escrow Agent will not have any liability for any loss in an investment made pursuant to the terms of this Agreement. Escrow Agent has no responsibility whatsoever to determine the market or other value of any investment and makes no representation or warranty as to the accuracy of any such valuations. To the extent applicable regulations grant rights to receive brokerage confirmations for certain security transactions, Buyer and Seller waive receipt of such confirmations.

All investments will be made in the name of Escrow Agent.  Escrow Agent may, without notice to Buyer and Seller, sell or liquidate any of the foregoing investments at any time for any disbursement of Escrow Funds permitted or required hereunder and will not be liable for any loss, cost or penalty resulting from any sale or liquidation of any such investment.  All investment earnings will become part of the Escrow Funds and investment losses will be charged against the Escrow Funds.  With respect to any Escrow Funds or investment instruction received by Escrow Agent after 11:00 a.m., U.S. Central Time, Escrow Agent will not be required to invest applicable funds until the next Business Day.  Receipt of the Escrow Funds and investment and reinvestment of the Escrow Funds will be confirmed by Escrow Agent by an account statement. Failure to inform Escrow Agent in writing of any error or omission in any such account statement within 90 days after receipt will conclusively be deemed confirmation and approval by Buyer and Seller of such account statement.
5

8.          Tax Reporting.  Escrow Agent has no responsibility for the tax consequences of this Agreement and Buyer and Seller shall consult with independent counsel concerning any and all tax matters. Buyer and Seller jointly and severally agree to (a) assume all obligations imposed now or hereafter by any applicable tax law or regulation with respect to payments or performance under this Agreement and (b) request and direct the Escrow Agent in writing with respect to withholding and other taxes, assessments or other governmental charges, and advise the Escrow Agent in writing with respect to any certifications and governmental reporting that may be required under any applicable laws or regulations. Except as otherwise agreed by Escrow Agent in writing, Escrow Agent has no tax reporting or withholding obligation except to the Internal Revenue Service with respect to Form 1099-B reporting on payments of gross proceeds under Internal Revenue Code Section 6045 and Form 1099 and Form 1042-S reporting with respect to investment income earned on the Escrow Funds, if any. To the extent that U.S. federal imputed interest regulations apply, Buyer and Seller shall, no later than 5 Business Days after the effective date of this Agreement, so inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations and direct the Escrow Agent to disburse imputed interest amounts as Buyer and Seller deem appropriate.  The Escrow Agent will rely solely on such provided calculations and information and will have no responsibility for the accuracy or completeness of any such calculations or information. Buyer and Seller shall provide Escrow Agent a properly completed IRS Form W-9 or Form W-8, as applicable, for each payee.  If requested tax documentation is not so provided, Escrow Agent is authorized to withhold taxes as required by the United States Internal Revenue Code and related regulations. Buyer and Seller have determined that any interest or income on Escrow Funds will be reported on an accrual basis and deemed to be for the account of Seller.

9.          Resignation or Removal of Escrow Agent.  Escrow Agent may resign and be discharged from the performance of its duties hereunder at any time by giving thirty (30) days’ prior written notice to Buyer and Seller specifying a date when such resignation will take effect and, after the date of such resignation notice, notwithstanding any other provision of this Agreement, Escrow Agent’s sole obligation will be to hold the Escrow Funds pending appointment of a successor Escrow Agent.  Similarly, Escrow Agent may be removed at any time by Buyer and Seller giving at least thirty (30) days’ prior written notice to Escrow Agent specifying the date when such removal will take effect.  If Buyer and Seller fail to jointly appoint a successor Escrow Agent prior to the effective date of such resignation or removal, Escrow Agent may petition a court of competent jurisdiction to appoint a successor escrow agent, and all costs and expenses related to such petition shall be paid jointly and severally by Buyer and Seller.  The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and reasonable attorneys’ fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.  After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement will inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.
6

10.          Duties and Liability of Escrow Agent.

(a)          Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties will be implied.  Escrow Agent has no fiduciary or discretionary duties of any kind. Escrow Agent’s permissive rights will not be construed as duties. Escrow Agent has no liability under and no duty to inquire as to the provisions of any document other than this Agreement, including without limitation any other agreement between any or all of the parties hereto or any other persons even though reference thereto may be made herein and whether or not a copy of such document has been provided to Escrow Agent.  Escrow Agent’s sole responsibility is to hold the Escrow Funds in accordance with Escrow Agent’s customary practices and disbursement thereof in accordance with the terms of this Agreement.  Escrow Agent shall not be responsible for or have any duty to make any calculations under this Agreement, or to determine when any calculation required under the provisions of this Agreement should be made, how it should be made or what it should be, or to confirm or verify any such calculation.  Escrow Agent will not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.  This Agreement will terminate upon the distribution of all the Escrow Funds pursuant to any applicable provision of this Agreement, and Escrow Agent will thereafter have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

(b)          Escrow Agent will not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines, which determination is not subject to appeal, that Escrow Agent’s fraud, gross negligence or willful misconduct in connection with its material breach of this Agreement was the sole cause of any loss to Buyer or Seller. Escrow Agent may retain and act hereunder through agents, and will not be responsible for or have any liability with respect to the acts of any such agent retained by Escrow Agent in good faith.

(c)          Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent believes to be genuine and to have been signed or presented by the person or parties purporting to sign the same.  In no event will Escrow Agent be liable for (i) acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document believed by Escrow Agent to have been created by or on behalf of Buyer or Seller,  (ii) incidental, indirect, special, consequential or punitive damages or penalties of any kind (including, but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such damages or penalty and regardless of the form of action or (iii) any amount greater than the value of the Escrow Funds as valued upon deposit with Escrow Agent.

(d)          Escrow Agent will not be responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war or terror, epidemics, governmental regulations, fire, communication line failures, computer viruses, attacks or intrusions, power failures, earthquakes or any other circumstance beyond its control.  Escrow Agent will not be obligated to take any legal action in connection with the Escrow Funds, this Agreement or the Purchase Agreement or to appear in, prosecute or defend any such legal action or to take any other action that in Escrow Agent’s reasonable judgment may expose it to potential expense or liability.  Buyer and Seller are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state.  Escrow Agent will have no liability to Buyer or Seller, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Funds escheat by operation of law.
7

(e)          Upon providing at least two Business Days’ prior notice to Buyer and Seller, Escrow Agent may consult, at Buyer’s and Seller’s expense (but only if such expenses are reasonable and documented, and provided that, without limiting the joint and several nature of their obligations to Escrow Agent, Buyer and Seller agree between themselves that each will be responsible to the other for 50% of Escrow Agent’s expenses under this Section), legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving this Agreement, and will incur no liability and must be fully indemnified from any liability whatsoever in acting in accordance with the advice of such counsel.  Buyer and Seller agree to perform or procure the performance of all further acts and things, and execute and deliver such further documents, as may be required by law or as Escrow Agent may reasonably request in connection with its duties hereunder. When any action is provided for herein to be done on or by a specified date that falls on a day other than a Business Day, such action may be performed on the following Business Day.

(f)          If any portion of the Escrow Funds is at any time attached, garnished or levied upon, or otherwise subject to any writ, order, decree or process of any court, or in case disbursement of Escrow Funds is stayed or enjoined by any court order, Escrow Agent is authorized, in its reasonable, good faith discretion, to respond as it deems appropriate or to comply with all writs, orders, decrees or process so entered or issued, including but not limited to those which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction; and if Escrow Agent relies upon or complies with any such writ, order, decree or process, it will not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even if such order is reversed, modified, annulled, set aside or vacated.

(g)          Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell and deal in any of the securities of any other party hereto and contract and lend money to any other party hereto and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement.  Nothing herein will preclude Escrow Agent from acting in any other capacity for any other party hereto or for any other person or entity.

(h)          In the event instructions, including funds transfer instructions, address change or change in contact information are given to Escrow Agent (other than in writing at the time of execution of this Agreement), whether in writing, by facsimile or otherwise, Escrow Agent is authorized, but  not required, to seek confirmation of such instructions by telephone call-back to any person designated by the instructing party on Schedule C hereto, and Escrow Agent may rely upon the confirmation of anyone purporting to be the person so designated.  The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Escrow Agent and will be effective only after Escrow Agent has a reasonable opportunity to act on such changes.  If Escrow Agent is unable to contact any of the designated representatives identified in Schedule C, Escrow Agent is hereby authorized but will be under no duty to seek confirmation of such instructions by telephone call-back to any one or more of Buyer’s or Seller’s executive officers (“Executive Officers”), as the case may be, which will include the titles of Chief Executive Officer, President and Vice President, as Escrow Agent may select.  Such Executive Officer must deliver to Escrow Agent a fully executed incumbency certificate, and Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer.  Buyer and Seller agree that Escrow Agent may at its option record any telephone calls made pursuant to this Section.  Escrow Agent in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Buyer or Seller to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank, even when its use may result in a transfer of funds to a person other than the intended beneficiary or to a bank other than the intended beneficiary’s bank or intermediary bank.  Buyer and Seller acknowledge that these optional security procedures are commercially reasonable.
8

11.          Indemnification of Escrow Agent.  Buyer and Seller, jointly and severally, shall indemnify and hold harmless Escrow Agent and each director, officer, employee and affiliate of Escrow Agent (each, an “Indemnified Party”) upon demand against any and all claims, actions and proceedings (whether asserted or commenced by Buyer, Seller or any other person or entity and whether or not valid), losses, damages, liabilities, penalties, costs and expenses of any kind or nature (including without limitation reasonable and documented attorneys’ fees, costs and expenses) (collectively, “Losses”)  arising from this Agreement or Escrow Agent’s actions hereunder, except to the extent such Losses are finally determined by a court of competent jurisdiction, which determination is not subject to appeal, to have been directly caused by the fraud, gross negligence or willful misconduct of such Indemnified Party in connection with Escrow Agent’s actions under this Agreement. Buyer and Seller further agree, jointly and severally, to indemnify each Indemnified Party for all reasonable and documented costs, including without limitation reasonable attorneys’ fees, incurred by such Indemnified Party in connection with the enforcement of Buyer’s and Seller’s obligations hereunder.  Each Indemnified Party shall, in its reasonable, good faith discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable and documented fees of such counsel shall be paid upon demand by Buyer and Seller jointly and severally.  The obligations of Buyer and Seller under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

12.          Compensation of Escrow Agent.

(a)          Fees and Expenses.  Buyer and Seller agree, jointly and severally, to compensate Escrow Agent upon demand for its services hereunder in accordance with Schedule B attached hereto.  Without limiting the joint and several nature of their obligations to Escrow Agent, Buyer and Seller agree between themselves that each will be responsible for 50% of Escrow Agent’s compensation.  The obligations of Buyer and Seller under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

(b)          Disbursements from Escrow Funds to Pay Escrow Agent.  Escrow Agent is authorized to, and may disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of reasonable and documented expenses due and payable hereunder (including any amount to which Escrow Agent or any other Indemnified Party is entitled to seek indemnification hereunder).  Escrow Agent shall notify Buyer and Seller of any such disbursement from the Escrow Funds to itself or any other Indemnified Party and shall furnish Buyer and Seller copies of related invoices and other statements.
9

(c)          Offset.  Buyer and Seller hereby grant to Escrow Agent and the other Indemnified Parties a right of offset against the Escrow Funds with respect to any compensation or reimbursement due any of them hereunder (including any claim for indemnification hereunder).  If for any reason the Escrow Funds are insufficient to cover such compensation and reimbursement, Buyer and Seller shall promptly pay such amounts upon receipt of an itemized invoice, provided that, without limiting the joint and several nature of their obligations to Escrow Agent, Buyer and Seller agree between themselves that each will be responsible to the other for 50% of such compensation and reimbursement.

13.          Representations and Warranties.  Buyer and Seller each respectively make the following representations and warranties to Escrow Agent:

(a)          it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms.

(b)          each of the applicable persons designated on Schedule C attached hereto has been duly appointed to act as its authorized representative hereunder and individually has full power and authority on its behalf to execute and deliver any instruction or direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as its authorized representative under this Agreement and no change in designation of such authorized representatives will be effective until written notice of such change is delivered to each other party to this Agreement pursuant to Section 15 and Escrow Agent has had reasonable time to act upon it.
(c)          the execution, delivery and performance of this Agreement by Buyer and Seller does not and will not violate any applicable law or regulation and no printed or other material in any language, including any prospectus, notice, report, and promotional material that mentions “U.S. Bank” or any of its affiliates by name or the rights, powers, or duties of Escrow Agent under this Agreement will be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of Escrow Agent.
(d)          it will not claim any immunity from jurisdiction of any court, suit or legal process, whether from service of notice, injunction, attachment, execution or enforcement of any judgment or otherwise.

(e)          there is no security interest in the Escrow Funds or any part thereof and no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

14.          Identifying Information.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity, Escrow Agent requires documentation to verify its formation and existence as a legal entity.  Escrow Agent may require financial statements, licenses or identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.  Buyer and Seller agree to provide all information requested by Escrow Agent in connection with any legislation or regulation to which Escrow Agent is subject, in a timely manner. Escrow Agent’s appointment and acceptance of its duties under this Agreement is contingent upon verification of all regulatory requirements applicable to Buyer, Seller and any of their permitted assigns, including successful completion of a final background check. These conditions include, without limitation, requirements under the USA PATRIOT Act, the USA FREEDOM Act, the Bank Secrecy Act, and the U.S. Department of the Treasury Office of Foreign Assets Control. If these conditions are not met, Escrow Agent may at its option promptly terminate this Agreement in whole or in part, and refuse any otherwise permitted assignment by Buyer or Seller, without any liability or incurring any additional costs.
10

15.          Notices.  All notices, approvals, consents, requests and other communications hereunder must be in writing (provided that any communication sent to Escrow Agent hereunder must be in the form of a document that is signed manually or by way of a DocuSign digital signature or electronic copy of either), in English, and may only be delivered (a) by personal delivery, or (b) by national overnight courier service, or (c) by certified or registered mail, return receipt requested, or (d) via facsimile transmission, with confirmed receipt or (e) via email by way of a PDF attachment thereto. Notice will be effective upon receipt except for notice via email, which will be effective only when the recipient, by return email or notice delivered by other method provided for in this Section, acknowledges having received that email (with an automatically generated receipt or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section).  Such notices may only be sent to the applicable party or parties at the address specified below:

If to Buyer or Buyer Representative, at:
MF Holdings, Inc.
398 Main Street
Hartland, NB E7P 1C6
Attention: Luc Marcoux
Facsimile: 506-375-4945
Email: luc.marcous@mccain.ca

If to Seller and Seller Representative, at:
Celadon Trucking Services, Inc.
9503 E. 33rd St.
Indianapolis, IN 46235
Attention: Chase Welsh
Telephone: 317-972-7000 Ext. 23342
Facsimile: 317-829-6496
Email: cwelsh@celadontrucking.com

If to Escrow Agent, at:	U.S. Bank National Association, as Escrow Agent
ATTN: Global Corporate Trust
	Address:	1555 North RiverCenter Drive, Suite 203
Milwaukee, WI 53212
	Telephone:	(414) 905-5635
	Facsimile:	(414) 905-5049
	E-mail:	steven.posto@usbank.com

and to:

U.S. Bank National Association
ATTN: Melissa Loskota
	Address:	Trust Financial Management
60 Livingston Avenue
St. Paul, Minnesota 55107
	Telephone:	(651) 466-6092
	Facsimile:	(651) 312-2599
	E-mail:	melissa.loskota@usbank.com

or to such other address as each party may designate for itself by like notice and unless otherwise provided herein will be deemed to have been given on the date received.  Buyer and Seller agree to assume all risks arising out of the use of DocuSign digital signatures and electronic methods to submit instructions and directions to Escrow Agent, including without limitation the risk of Escrow Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.
11

16.          Amendment and Assignment.  None of the terms or conditions of this Agreement may be changed, waived, modified, terminated or varied in any manner whatsoever unless in writing duly signed by each party to this Agreement.  No course of conduct will constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified.  No party may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other parties, provided that if Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the escrow contemplated by this Agreement) to another entity, the successor or transferee entity without any further act will be the successor Escrow Agent.

17.          Governing Law, Jurisdiction and Venue.  This Agreement must be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof that would require the application of any other laws. Each of the parties hereto irrevocably (a) consents to the exclusive jurisdiction and venue of the state and federal courts in the State of Delaware in connection with any matter arising out of this Agreement, (b) waives any objection to such jurisdiction or venue (c) agrees not to commence any legal proceedings related hereto except in such courts (d) consents to and agrees to accept service of process to vest personal jurisdiction over it in any such courts made as set forth in Section 15 and (e) waives any right to trial by jury in any action in connection with this Agreement.

18.          Entire Agreement, No Third-Party Beneficiaries.  This Agreement constitutes the entire agreement between the signatory parties hereto relating to the holding, investment and disbursement of Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to Escrow Funds.  This Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed will constitute one and the same agreement or direction.  To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The Section headings have been inserted for convenience only and will be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement.  Nothing in this Agreement, express or implied, is intended to or will confer upon any person other than the signatory parties hereto and the Indemnified Parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

[signature page follows]
12

The parties hereto have caused this Agreement to be executed manually or by way of a Docusign digital signature effective as of the date first above written.

MF HOLDINGS, INC., as Buyer

By:
Name:
Title:

CELADON TRUCKING SERVICES, INC., as Seller

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
as Escrow Agent

By:
Name:
Title:

SCHEDULE A

SCHEDULE B

SCHEDULE C

ATTACHMENT 1

EXHIBIT C

FORM OF NEW LEASE

[See Attached.]

LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is made and entered into effective as of April 1, 2019 (the “Effective Date”), by and between Celadon Realty, LLC a Delaware limited liability company (“Lessor”), and A&S Services Group, LLC (“Lessee”).
WHEREAS, Lessee desires to lease from Lessor certain office space and parking spaces, and Lessor desires to lease said office space and parking spaces to Lessee upon the terms and conditions contained herein.
NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual covenants and agreements contained herein, Lessor and Lessee agree as follows:
1.	Leased Premises. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the following premises (the “Leased Premises”):
a.
That certain office space located in the building located at 3400 W. Market St., York, Pennsylvania, as more specifically depicted in Exhibit A attached hereto, which office space shall house the existing workstations for up to twenty (20) individuals for use consistent with such use immediately prior to the Effective Date.

b.
That certain office space located in the building 221 Cockeysville Road, Cockeysville, Maryland, as more specifically depicted in Exhibit A attached hereto, which office space shall house the existing workstations for up to four (4) individuals for use consistent with such use immediately prior to the Effective Date.

c.
Those certain ten (10) parking spaces located on the property upon which the building at 221 Cockeysville Road, Cockeysville, Maryland is located, as more specifically depicted in Exhibit A attached hereto, for use parking semi tractors and trailers consistent with such use immediately prior to the Effective Date.

d.
Parking spaces for up to seven (7) tractors and up to ten (10) trailers located on the property at 5600 Midlothian Pike, Richmond, VA 23225, as more specifically depicted in Exhibit A attached hereto, for use parking semi tractors and trailers consistent with such use immediately prior to the Effective Date.

e.
In addition to the Leased Premises described above, Lessee shall have access to all common areas, including but not limited to parking areas, lobbies, restrooms, cafeterias, hallways, and other similar areas, to allow Lessee to use the Leased Premises in a manner consistent with such use immediately prior to the Effective Date and otherwise consistent with the terms of this Lease. Lessee shall have access to the Leased Premises 24 hours per day, 7 days per week, 365 days per year during the Term of this Lease.

f.
Subject to Lessor’s maintenance and repair obligations as set forth below, and to any representations or warranties in that certain Purchase Agreement by and among Lessee, the other Companies named therein, Celadon Trucking Services, Inc., as Seller, Celadon Group, Inc., as Parent, and MF Holdings, Inc., as Buyer, dated on or about the date hereof (the “Purchase Agreement”), Lessee hereby accepts the Leased Premises as suitable for the purposes for which the same are leased, and accepts the same and each and every appurtenance thereof AS IS, WHERE IS AND WITH ALL FAULTS.

2.	Rent.
a.	Base Rent: The base rental amount (the “Base Rent”) for each of the Leased Premises shall be as set forth in Exhibit B attached hereto.
b.
Late Fee:  Should Lessee at any time be in default for rental payments due and payable under the Lease beyond the 10th day of the month, Lessee shall be liable for additional rent in the amount of one percent (1%) of the Base Rent per month until such default has been corrected.

c.	Additional Rent: Lessee will be responsible for no other fees or expenses in connection with this Lease.
d.	Payment: All rent is to be paid to Lessor for the duration of this Lease, or until Lessee is otherwise notified in writing, at the following address:
Celadon Realty, LLC
9503 E. 33rd Street
Indianapolis, IN 46235
Attention: Kathryn Wouters or Terri Clay
kwouters@celadontrucking.com
tclay@celadontrucking.com

Lessee agrees to pay the Base Rent to Lessor on or before the first (1st) day of each month for such month.  If Lessee relinquishes occupancy on other than the last day of the month, the Base Rent shall be prorated for the time the Leased Premises are occupied by Lessee.
3.
Term. This Lease shall commence on the Effective Date and end on the applicable termination date (the “Termination Date”), for the applicable portion of the Leased Premises, as set forth on Exhibit C attached hereto, unless terminated earlier by the terms of this Lease. Notwithstanding the previous sentence, either party may terminate this Lease upon written notice to the other party if such other party is in default under this Lease, which default shall remain uncured for thirty (30) or more days after the terminating party notifies such other party in writing of such default. This Lease shall automatically terminate and Lessee shall quit and surrender the Leased Premises without notice on the Termination Date. Any holding over by Lessee after the Termination Date shall not constitute a renewal or extension or give Lessee any right in or to the Leased Premises, and the Base Rent shall be increased by 150% for the duration of any holding over by Lessee, and the same shall be due and payable upon demand by Lessor.

4.
Indemnification.  Subject to Section 6 below, Lessee shall indemnify, defend, protect, and hold Lessor harmless from any and all losses, damages, costs (including reasonable attorneys' fees), claims, and liabilities to the extent arising from Lessee’s use of the Leased Premises, the conduct of Lessee's business, anything done or permitted by Lessee to be done on or about the Leased Premises, any breach or default in the performance of Lessee’s obligations under this Lease, any holding over, or any act or omission of Lessee, except to the extent arising from the gross negligence or willful misconduct of the Lessor or from Lessor’s failure to fulfill its obligations under this Lease.  Subject to Section 6 below, Lessor shall indemnify, defend, protect, and hold Lessee harmless from any and all losses, damages, costs (including reasonable attorneys' fees), claims, and liabilities to the extent arising from Lessor’s use of the property in which the Leased Premises is located, the conduct of Lessor's business, anything done or permitted by Lessor to be done on or about the Leased Premises or the property in which the Leased Premises is located, any breach or default in the performance of Lessor’s obligations under this Lease, or any act or omission of Lessor, except to the extent arising from the gross negligence or willful misconduct of the Lessee or from Lessee’s failure to fulfill its obligations under this Lease.  As used in this section, the term “Lessee” and “Lessor” shall include, as appropriate, Lessee’s and Lessor’s respective officers, directors, employees, agents, contractors, and invitees.

5.
Property Maintenance. All maintenance, repair, and replacement of the Leased Premises and the properties in which the Leased Premises are located shall be performed by Lessor, at Lessor’s sole cost and expense, in a manner consistent with past practice, including but limited to all maintenance, repair, and replacement of the structural and non-structural elements and mechanical elements of such properties, janitorial, snow plowing, lawn care and landscaping, and any other necessary maintenance, repair, or replacement.

6.
Insurance/Waiver of Claims/Waiver of Subrogation.  Lessor and Lessee shall each, at their own cost and expense, during the Term hereof, carry a policy of commercial general liability insurance in an amount not less than One Million Dollars ($1,000,000.00), which policies shall name the other party as an additional insured. Each party hereby expressly waives any right of recovery it may have against the other party for loss to the Leased Premises or the properties in which the Leased Premises is located, or to the contents thereof or personal property located therein, due to fire or any other peril covered by insurance, including such losses as may be due to the negligence of such other party, its agents or employees, but only to the extent of amounts recovered by reason of insurance carried by the waiving party.  Additionally, each party waives the subrogation rights of its insurer with respect to damage or destruction, provided that such waiver shall not serve to invalidate the insurance coverage.

7.
Utilities.  Lessor shall, at Lessor’s sole cost, ensure that all utilities are supplied to the Leased Premises, and Lessor shall be responsible for and promptly pay when due all charges for gas, electricity, water, sewer, and other utilities used or consumed in the Leased Premises. Lessee shall be responsible for obtaining and paying for telephone and internet service for use by Lessee in the Leased Premises. For the workstations located in the building at 221 Cockeysville Road, Lessor will provide or cause to be provided internet service as provided in the Transition Services Agreement by and among Celadon Group, Inc., Celadon Trucking Services, Inc., and MF Holdings, Inc. dated on or about the date hereof (the “Transition Services Agreement”), provided that Lessee shall be responsible for payment for such service as set forth in the Transition Services Agreement. In the event of any interruption of utility service to the Leased Premises that continues for more than four (4) consecutive business days, and that results in Lessee being unable to use the Leased Premises for Lessee’s intended use, in Lessee’s reasonable discretion, all Base Rent due under this Lease for the portion of the Leased Premises impacted by such interruption shall abate until such time as Lessee determines, in Lessee’s sole but reasonable discretion, that the portion of the Leased Premises so impacted is again able to be used for Lessee’s intended use.

8.
Damage, Destruction, or Condemnation.  If the Leased Premises or the property in which a portion of the Leased Premises is located is damaged or destroyed by fire or other casualty, or condemned or taken by eminent domain, to an extent that Lessee determines, in Lessee’s reasonable discretion, that such portion of the Leased Premises is no longer useable for the purposes set forth herein, Lessee shall have the right, within thirty (30) days after the date of such casualty or damage, or within thirty (30) days of receipt of notice of such pending condemnation or taking, to deliver written notice to Lessor terminating this Lease as to such portion of the Leased Premises, with such termination effective as of the date of such casualty, damage, or taking. If, following any casualty, damage, or taking, this Lease is not terminated as set forth in the previous sentence, Lessor shall, at Lessor’s expense, promptly and in a good and workmanlike manner, restore such portion of the Leased Premises and the property in which it is located to its condition prior to such casualty, damage, or taking.  If, during repair and restoration of damaged portions of the properties or Leased Premises, all or any portion of the Leased Premises is deemed unusable by Lessee, in Lessee’s reasonable discretion, then Base Rent shall be abated with respect to such portion of the Leased Premises until such time as such portion of the Leased Premises is again usable for Lessee’s intended use.

9.
Successors and Assigns.  This Lease shall bind and inure to the benefit of the successors, assigns, heirs, executors, administrations, and legal representatives of the parties hereto.  Notwithstanding the foregoing sentence, Lessee shall not assign this Lease or any interest herein, nor sublet, encumber, or assign the Leased Premises or any part thereof, absent Lessor's prior written consent, which consent may be granted or withheld by Lessor in its sole discretion; provided, however, Lessee may, upon written notice to Lessor, but without Lessor’s consent, assign Lessee’s interests in this Lease to an entity controlling, controlled by, under common control with, or otherwise affiliated with Lessee.

10.
Notices.  Any notices required or permitted hereunder shall be in writing and delivered by either United States Certified Mail, return receipt requested, postage fully prepaid, or by e-mail to the addressee set forth hereinafter, or to such other address as either party may designate in writing and delivered as herein provided:

Lessor:	Celadon Realty, LLC
9503 E. 33rd Street
Indianapolis, IN 46235
Attention: Chase Welsh
cwelsh@celadontrucking.com

With a copy:	Scudder Law Firm, P.C., L.L.O.
411 South 13th Street, Second Floor
Lincoln, NE 68508
Attention: Mark Scudder
mscudder@scudderlaw.com

Lessee:	A&S Services Group, LLC
c/o Day & Ross Inc.
398 Main Street
Hartland, NB, E7N2A7
Attention: Luc Marcoux
lcmarcou@dayandrossinc.ca

11.
Governing Law.  The interpretation, validity, and effect of this Lease shall be governed in all respects by the laws of the state where the applicable Leased Premises is located, without regard to conflicts of law provisions.

12.
Counterparts and Electronic Signatures.  This Lease may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Lease and all of which, when taken together, will be deemed to constitute one and the same agreement. The facsimile, e-mail, or other electronically delivered signatures of the parties shall be deemed to constitute original signatures, and facsimile or electronic copies hereof shall be deemed to constitute duplicate originals.

[Signature Page Follows]

EXECUTED to be effective as of the Effective Date.

LESSOR

CELADON REALTY, LLC

By:
Title:

LESSEE

A&S SERVICES GROUP, LLC

By:
Title:

SIGNATURE PAGE TO LEASE AGREEMENT

Exhibit A

Exhibit B

Exhibit C

EXHIBIT D

TRANSITION SERVICES AGREEMENT

[See Attached.]

TRANSITION SERVICES AGREEMENT

 This Transition Services Agreement, dated as of April 1, 2019 (this "Agreement"), is entered into by and among (i) Celadon Trucking Services, Inc., a New Jersey corporation ("Seller"), (ii) Celadon Group, Inc., a Delaware corporation (“Parent”), and MF Holdings, Inc., a Maine corporation ("Buyer").

          WHEREAS, (i) Buyer, (ii) Seller, (iii) Parent, (iv) A&S Services Group, LLC, a Delaware limited liability company (“A&S Services”), (v) A&S Real Estate Holdings, LLC, a Pennsylvania limited liability company (“A&S Real Estate Holdings”), (vi) Hunt Valley Equipment Co., LLC, a Delaware limited liability company (“Hunt Valley”), (vii) Buckler Logistics, Inc., a Pennsylvania corporation (“Buckler Logistics”), (viii) Buckler Transport, Inc., a Pennsylvania corporation (“Buckler Transport”), (ix) J. David Buckler, Inc., a Pennsylvania corporation (“J. David Buckler”), and (x) Buckler Distribution Center, L.P., a Pennsylvania limited partnership (“Buckler Distribution,” and collectively with A&S Services, A&S Real Estate Holdings, Hunt Valley, Buckler Logistics, Buckler Transport, J. David Buckler, and each of their subsidiaries, the “Companies”) have entered into that certain Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, all the outstanding capital stock of the Companies (except only for the general partner interest in Buckler Distribution, which is owned by another of the Companies), all as more fully described therein;

          WHEREAS, in order to ensure an orderly transition of the business of the Companies (except for the Excluded Assets and the Retained Real Property) to Buyer and as a condition to consummating the transactions contemplated by the Purchase Agreement, Buyer and Seller have agreed to enter into this Agreement, pursuant to which (i) Seller and Parent will provide, or cause their Affiliates to provide, Buyer, the Companies, or their Affiliates with certain services, and (ii) Buyer will provide, or cause its Affiliates (including the Companies) to provide, Seller, Parent, or their Affiliates with certain services, in each case on a transitional basis and subject to the terms and conditions set forth herein; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the parties hereby agree as follows:

ARTICLE I
Services
Section 1.01          Provision of Services.
(a)          Seller and Parent agree to provide, or to cause their Affiliates to provide, the services (the "Seller Services") set forth on Exhibit A attached hereto (as such exhibits may be amended or supplemented pursuant to the terms of this Agreement, collectively, the "Seller Service Exhibit") to Buyer, the Companies, or their Affiliates for the respective periods and on the other terms and conditions set forth in this Agreement and in the Seller Service Exhibit.

(b)          Buyer agrees to provide, or to cause its Affiliates including the Companies to provide, the services (the "Buyer Services") set forth on Exhibit B attached hereto (as such exhibits may be amended or supplemented pursuant to the terms of this Agreement, collectively, the "Buyer Service Exhibit") to Seller, Parent, or their Affiliates for the respective periods and on the other terms and conditions set forth in this Agreement and in the Buyer Service Exhibit.

(c)          During the term of this Agreement, Buyer shall give Parent, Seller, and their Affiliates access to such computer equipment and software of the Companies as is reasonably necessary for the performance of the Seller Services.  Parent, Seller, and their Affiliates, at the request of, and with cooperation and assistance from, Buyer and the Companies, shall employ commercially reasonable efforts to obtain any software-related consents, licenses, or approvals of third parties at Seller’s reasonable cost that are necessary for Seller, Parent, and Affiliates to provide the Seller Services, or for Buyer, the Companies, or their Affiliates to receive the Seller Services.

(d)          During the term of this Agreement, Parent, Seller, and their Affiliates shall give Buyer, the Companies, and their Affiliates access to such computer equipment and software of Parent, Seller, and their Affiliates as is reasonably necessary for the performance of the Buyer Services.  Buyer, the Companies, and their Affiliates, at the request of, and with cooperation and assistance from, Parent, Seller, and their Affiliates, shall employ commercially reasonable efforts to obtain any software-related consents, licenses, or approvals of third parties at Buyer’s reasonable cost that are necessary for Buyer, the Companies, and their Affiliates to provide the Buyer Services, or for Parent, Seller, and their Affiliates to receive the Buyer Services.

(e)          Notwithstanding the contents of the Seller Service Exhibit, Seller and Parent agree to respond in good faith to any reasonable request by Buyer for access to any additional services that are necessary for the operation of the business of the Companies and which are not currently contemplated in the Seller Service Exhibit, at a price to be agreed upon after good faith negotiations between the parties. Any such additional services so provided by Seller or Parent shall constitute Seller Services under this Agreement and be subject in all respect to the provisions of this Agreement as if fully set forth on a Seller Service Exhibit as of the date hereof.

(f)          Notwithstanding the contents of the Buyer Service Exhibit, Buyer agrees to respond in good faith to any reasonable request by Seller or Parent for access to any additional services that are necessary for the operation of the continuing businesses of Seller, Parent, and their Affiliates and which are not currently contemplated in the Buyer Service Exhibit, at a price to be agreed upon after good faith negotiations between the parties. Any such additional services so provided by Buyer or its Affiliates shall constitute Buyer Services under this Agreement and be subject in all respect to the provisions of this Agreement as if fully set forth on a Buyer Service Exhibit as of the date hereof.
2

(g)          The parties hereto acknowledge the transitional nature of the Seller Services and Buyer Services. Accordingly, as promptly as practicable following the execution of this Agreement, the parties agree to use commercially reasonable efforts to make a transition of the Seller Services and Buyer Services, as applicable, to their own internal organization or to obtain alternate third-party sources to provide the Seller Services and Buyer Services, as applicable.

(h)          Subject to Section 2.03, Section 2.04, and Section 3.05, the obligations of the parties under this Agreement to provide Seller Services or Buyer Services, as applicable, shall terminate with respect to the Seller Services and Buyer Services on the last date specified for each Seller Services and Buyer Services in the applicable Seller Service Exhibit and Buyer Service Exhibit (the "End Date").

(i)          Notwithstanding the foregoing, the parties acknowledge and agree that Buyer may determine from time to time that it does not require all the Seller Services set out on one or more of the Seller Service Exhibit or that it does not require such Seller Services for the entire period up to the applicable End Date. Accordingly, Buyer may terminate any Seller Service, in whole and not in part, upon notification to Seller in writing of any such determination.

(j)          Notwithstanding the foregoing, the parties acknowledge and agree that Seller and Parent may determine from time to time that they do not require all the Buyer Services set out on one or more of the Buyer Service Exhibit or that they do not require such Buyer Services for the entire period up to the applicable End Date. Accordingly, Seller or Parent may terminate any Buyer Service, in whole and not in part, upon notification to Buyer in writing of any such determination.

Section 1.02          Standard of Service.

(a)          Seller and Parent represent, warrant, and agree that the Seller Services shall be provided in good faith, in accordance with applicable law and, except as specifically provided in the Seller Service Exhibit, in a manner generally consistent with the historical provision of the Seller Services and with the same standard of care as historically provided. Subject to Section 1.03, Seller and Parent agree to assign sufficient resources and qualified personnel as are reasonably required to perform the Seller Services in accordance with the standards set forth in the preceding sentence. Notwithstanding the foregoing, Buyer acknowledges that Seller and Parent are not in the business of providing the Seller Services and are providing the Seller Services solely for the purpose of facilitating the transactions contemplated by the Purchase Agreement.

(b)          Except as expressly set forth in Section 1.02(a) or in any contract entered into hereunder, Seller and Parent make no representations and warranties of any kind, implied or expressed, with respect to the Seller Services, including, without limitation, no warranties of merchantability or fitness for a particular purpose, which are specifically disclaimed. Buyer acknowledges and agrees that this Agreement does not create a fiduciary relationship, partnership, joint venture, or relationships of trust or agency between the parties and that all Seller Services are provided by Seller and Parent as an independent contractor.
3

(c)          Buyer represents, warrants, and agrees that the Buyer Services shall be provided in good faith, in accordance with applicable law and, except as specifically provided in the Buyer Service Exhibit, in a manner generally consistent with the historical provision of the Buyer Services and with the same standard of care as historically provided. Subject to Section 1.03, Buyer agrees to assign sufficient resources and qualified personnel as are reasonably required to perform the Buyer Services in accordance with the standards set forth in the preceding sentence. Notwithstanding the foregoing, Seller and Parent acknowledge that Buyer and the Companies are not in the business of providing the Buyer Services and are providing the Buyer Services solely for the purpose of facilitating the transactions contemplated by the Purchase Agreement.

(d)          Except as expressly set forth in Section 1.02(c) or in any contract entered into hereunder, Buyer makes no representations and warranties of any kind, implied or expressed, with respect to the Buyer Services, including, without limitation, no warranties of merchantability or fitness for a particular purpose, which are specifically disclaimed. Seller and Parent acknowledge and agree that this Agreement does not create a fiduciary relationship, partnership, joint venture, or relationships of trust or agency between the parties and that all Buyer Services are provided by Buyer as an independent contractor.

Section 1.03          Third-Party Service Providers. It is understood and agreed that each party has been retaining, and will continue to retain, third-party service providers to provide some of the Seller Services or Buyer Services, as applicable. In addition, the parties shall have the right to hire other third-party subcontractors to provide all or part of any Seller Service or Buyer Services, as applicable, hereunder; provided, however, that in the event such subcontracting is inconsistent with past practices or such subcontractor is not already engaged with respect to such Seller Service or Buyer Service as of the date hereof, the party receiving services shall obtain the prior written consent of the other party to hire such subcontractor, such consent not to be unreasonably withheld. Each party shall in all cases retain responsibility for the provision to the other party of Seller Services or Buyer Services, as applicable, to be performed by any third-party service provider or subcontractor or by any of a party’s Affiliates.

Section 1.04          Mutual Cooperation. During the term of this Agreement, the parties shall consult with each other at regular intervals and at such times as may be reasonably requested with respect to the performance of the Seller Services or the Buyer Services.  Additionally, the parties shall take such actions as may be commercially reasonable and reasonably necessary or desirable in order to enable or assist, on the one hand, the Seller and Parent in providing the Seller Services and, on the other, the Buyer and the Companies in providing the Buyer Services, including exchanging information and providing electronic access to data systems used in connection with the Seller Services or Buyer Services.

ARTICLE II
Compensation

Section 2.01          Responsibility for Wages and Fees.

(a)          For such time as any employees of Seller, Parent, or any of their Affiliates are providing the Seller Services under this Agreement, (a) such employees will remain employees of Seller, Parent, or such Affiliate, as applicable, and shall not be deemed to be employees of Buyer or the Companies for any purpose, and (b) Seller, Parent, or such Affiliate, as applicable, shall be solely responsible for the payment and provision of all wages, bonuses, and commissions, employee benefits, including severance and worker's compensation, and the withholding and payment of applicable Taxes relating to such employment.
4

(b)          For such time as any employees of Buyer, the Companies, or any of their Affiliates are providing the Buyer Services under this Agreement, (a) such employees will remain employees of Buyer, the Companies, or such Affiliate, as applicable, and shall not be deemed to be employees of Seller or Parent for any purpose, and (b) Buyer, the Companies, or such Affiliate, as applicable, shall be solely responsible for the payment and provision of all wages, bonuses, and commissions, employee benefits, including severance and worker's compensation, and the withholding and payment of applicable Taxes relating to such employment.

Section 2.02          Terms of Payment and Related Matters.

(a)          As consideration for provision of the Seller Services, Buyer shall pay Seller the amount specified for each Seller Service on the Seller Service Exhibit.

(b)          Except as expressly set forth in the Seller Service Exhibit or Buyer Service Exhibit and subject to the terms and conditions therein, payments pursuant to this Agreement shall be made on the first day of each month until the End Date (as the same may be extended), except payroll services and payroll tax obligations incurred in connection with Seller Services or Buyer Services, as applicable, which shall be paid or funded in advance. It is the intent of the parties that the compensation set forth in the Seller Service Exhibit and Buyer Service Exhibit, respectively, reasonably approximate the cost of providing the Seller Services and Buyer Services, respectively, including the cost of employee wages and compensation, without any intent to cause Seller to receive profit or incur loss. If at any time Seller or Buyer believes that the payments contemplated by a specific Seller Service Exhibit or Buyer Service Exhibit, as applicable, are materially insufficient to compensate it for the cost of providing the Seller Services it is obligated to provide hereunder, or Buyer or Seller believes that the payments contemplated by a specific Seller Service Exhibit or Buyer Service Exhibit, as applicable, materially overcompensate Seller or for such Seller Services or Buyer Services, as applicable, such party shall notify the other party as soon as possible, and the parties hereto will commence good faith negotiations toward an agreement in writing as to the appropriate course of action with respect to pricing of such Seller Services or Buyer Services for future periods.

Section 2.03          Extension of Services. The parties agree that neither party shall be obligated to perform any Seller Service or Buyer Service, as applicable, after the applicable End Date; provided, however, that if one party desires and other party agrees to continue to perform any Seller Service or Buyer Service, as applicable, after the applicable End Date, the parties shall negotiate in good faith to determine an amount that compensates the party performing the services for all of its costs for such performance, including the time of its employees. The Seller Services or Buyer Services, as applicable, so performed after the applicable End Date shall continue to constitute Seller Services or Buyer Services, as applicable, under this Agreement and be subject in all respects to the provisions of this Agreement for the duration of the agreed-upon extension period.
5

Section 2.04          Terminated Services. Upon termination or expiration of any or all Seller Services and Buyer Services pursuant to this Agreement, or upon the termination of this Agreement in its entirety, the parties shall have no further obligation to provide the applicable terminated Seller Services and Buyer Service.

Section 2.05          Disputes. In the event of a dispute regarding amounts owed for Seller Services or Buyer Services, the disputing party shall deliver a written statement to the other party no later than ten (10) days prior to the date payment is due for the disputed Seller Service or Buyer Service, as applicable, listing all disputed items and providing a reasonably detailed description of each disputed item. Amounts not so disputed shall be deemed accepted and shall be paid, notwithstanding disputes on other items, within the period set forth in Section 2.02(b). The parties shall seek to resolve all such disputes expeditiously and in good faith. The parties shall continue performing the Seller Services and Buyer Services in accordance with this Agreement pending resolution of any dispute.

Section 2.06          Taxes. Buyer shall be responsible for all sales or use Taxes imposed or assessed as a result of the provision of Seller Services.  Seller shall be responsible for all sales or use Taxes imposed or assessed as a result of the provision of Buyer Services.

ARTICLE III
Termination

Section 3.01          Termination of Agreement. Subject to Section 3.04, this Agreement shall terminate in its entirety (i) on the date upon which the parties shall have no continuing obligation to perform any Seller Services and Buyer Services, as applicable, as a result of each of their expiration or termination in accordance with Section 1.01(g) or Section 3.02 or (ii) in accordance with Section 3.03.

Section 3.02          Breach. Any party (the "Non-Breaching Party") may terminate this Agreement with respect to any Seller Service or Buyer Service, in whole but not in part, at any time upon prior written notice to the other party (the "Breaching Party") if the Breaching Party has failed (other than pursuant to Section 3.05) to perform any of its material obligations under this Agreement relating to such Seller Service or Buyer Service, as applicable, and such failure shall have continued without cure for a period of fifteen (15) days after receipt by the Breaching Party of a written notice of such failure from the Non-Breaching Party seeking to terminate such service. For the avoidance of doubt, non-payment by Buyer or Seller for a Seller Service or Buyer Service, as applicable, in accordance with this Agreement and not the subject of a good-faith dispute, shall be deemed a breach for purposes of this Section 3.02.
6

Section 3.03          Insolvency. In the event that either party hereto shall (i) file a petition in bankruptcy, (ii) become or be declared insolvent, or become the subject of any proceedings (not dismissed within sixty (60) days) related to its liquidation, insolvency or the appointment of a receiver, (iii) make an assignment on behalf of all or substantially all of its creditors, or (iv) take any corporate action for its winding up or dissolution, then the other party shall have the right to terminate this Agreement by providing written notice in accordance with Section 6.01.

Section 3.04          Effect of Termination. Upon termination of this Agreement in its entirety pursuant to Section 3.01, all obligations of the parties hereto shall terminate, except for the provisions of Section 2.06, Article IV, Article V, and Article VI, which shall survive any termination or expiration of this Agreement.

Section 3.05          Force Majeure. The obligations under this Agreement with respect to any Seller Service or Buyer Service, as applicable, shall be suspended during the period and to the extent that Seller, Parent, Buyer, or any of their respective Affiliates, as applicable, is prevented or hindered from providing such Seller Service or Buyer Service, as applicable, or any party is prevented or hindered from receiving such Seller Service or Buyer Service, as applicable, due to any of the following causes beyond such party's reasonable control (such causes, "Force Majeure Events"): (i) acts of God, (ii) flood, fire or explosion, (iii) war, invasion, riot or other civil unrest, (iv) Order or  any law, (v) actions, embargoes or blockades in effect on or after the date of this Agreement, (vi) action by any Governmental Authority, (vii) national or regional emergency, (viii) strikes, labor stoppages or slowdowns or other industrial disturbances, (ix) shortage of adequate power or transportation facilities, or (x) any other event which is beyond the reasonable control of such party. The party suffering a Force Majeure Event shall give notice of suspension as soon as reasonably practicable to the other party stating the date and extent of such suspension and the cause thereof, and Seller, Parent, Buyer, or any of their respective Affiliates, as applicable, shall resume the performance of its obligations as soon as reasonably practicable after the removal of the cause. Neither Buyer, Parent, Seller, nor any of their respective Affiliates, shall be liable for the nonperformance or delay in performance of its respective obligations under this Agreement when such failure is due to a Force Majeure Event. The applicable End Date for any Seller Service or Buyer Services, as applicable, so suspended shall be automatically extended for a period of time equal to the time lost by reason of the suspension.

ARTICLE IV
Confidentiality

Section 4.01          Confidentiality.

(a)          During the term of this Agreement and thereafter, the parties hereto shall, and shall instruct their respective representatives to, maintain in confidence and not disclose the other party's financial, technical, sales, marketing, development, personnel, and other information, records, or data, including, without limitation, customer lists, supplier lists, trade secrets, designs, product formulations, product specifications or any other proprietary or confidential information, however recorded or preserved, whether written or oral (any such information, "Confidential Information"). Each party hereto shall use the same degree of care, but no less than reasonable care, to protect the other party's Confidential Information as it uses to protect its own Confidential Information of like nature. Unless otherwise authorized in any other agreement between the parties, any party receiving any Confidential Information of the other party (the "Receiving Party") may use Confidential Information only for the purposes of fulfilling its obligations under this Agreement (the "Permitted Purpose"). Any Receiving Party may disclose such Confidential Information only to its representatives who have a need to know such information for the Permitted Purpose and who have been advised of the terms of this Section 4.01 and the Receiving Party shall be liable for any breach of these confidentiality provisions by such Persons; provided, however, that any Receiving Party may disclose such Confidential Information to the extent such Confidential Information is required to be disclosed by an Order, in which case the Receiving Party shall promptly notify, to the extent possible, the disclosing party (the "Disclosing Party"), and take reasonable steps to assist in contesting such Order or in protecting the Disclosing Party's rights prior to disclosure, and in which case the Receiving Party shall only disclose such Confidential Information that it is advised by its counsel in writing that it is legally bound to disclose under such Order.
7

(b)          Notwithstanding the foregoing, "Confidential Information" shall not include any information that the Receiving Party can demonstrate: (i) was publicly known at the time of disclosure to it, or has become publicly known through no act of the Receiving Party or its representatives in breach of this Section 4.01; (ii) was rightfully received from a third party without a duty of confidentiality; or (iii) was developed by it independently without any reliance on the Confidential Information.

(c)          Upon demand by the Disclosing Party at any time, or upon expiration or termination of this Agreement with respect to any Seller Service or Buyer Service, as applicable, the Receiving Party agrees promptly to return or destroy, at the Disclosing Party's option, all Confidential Information. If such Confidential Information is destroyed, an authorized officer of the Receiving Party shall certify to such destruction in writing.

ARTICLE V
Indemnification

Section 5.01          Indemnification. Seller and Parent shall indemnify, defend, and hold harmless Buyer, the Companies, and their Affiliates and each of their respective representatives (collectively, the "Buyer Indemnified Parties") from and against any and all Losses of the Buyer Indemnified Parties relating to, arising out of or resulting from the gross negligence or willful misconduct of Seller, Parent, or their Affiliates that provide a Seller Service to Buyer or the Companies pursuant to Section 1.03 in connection with the provision of, or failure to provide, any Seller Services to Buyer or the Companies; provided, however, that neither Seller, Parent, nor their Affiliates shall be deemed to have been grossly negligent or to have engaged in willful misconduct to the extent that such Losses arise as a result of information provided by Buyer or its Affiliates or actions taken or omitted to be taken upon the written direction or instruction of Buyer or its Affiliates.  Buyer shall indemnify, defend and hold harmless Seller, Parent, and their Affiliates and each of their respective representatives (collectively, the "Seller Indemnified Parties") from and against any and all Losses of the Seller Indemnified Parties relating to, arising out of or resulting from the gross negligence or willful misconduct of Buyer, the Companies, or their Affiliates that provide a Buyer Service to Seller or Parent pursuant to Section 1.03 in connection with the provision of, or failure to provide, any Buyer Services to Seller or Parent; provided, however, that neither Buyer, the Companies, nor their Affiliates shall be deemed to have been grossly negligent or to have engaged in willful misconduct to the extent that such Losses arise as a result of information provided by Seller, Parent, or their Affiliates or actions taken or omitted to be taken upon the written direction or instruction of Seller, Parent, or their Affiliates.
8

Section 5.02          Calculation of Losses.

(a)          The amount of any Losses payable under Section 5.01 by Seller and Parent shall be net of any amounts recovered by the Buyer Indemnified Parties from any other Person alleged to be responsible therefor.  If the Buyer Indemnified Parties receive any amounts from any other Person alleged to be responsible for any Losses, subsequent to an indemnification payment by Seller or Parent, then the Buyer Indemnified Parties shall promptly reimburse Seller and Parent for any payment made or expense incurred by Seller or Parent in connection with providing such indemnification payment up to the amount received by the Buyer Indemnified Parties, net of any expenses incurred by the Buyer Indemnified Parties in collecting such amount.
(b)          The amount of any Losses payable under Section 5.01 by Buyer shall be net of any amounts recovered by the Seller Indemnified Parties from any other Person alleged to be responsible therefor.  If the Seller Indemnified Parties receive any amounts from any other Person alleged to be responsible for any Losses, subsequent to an indemnification payment by Buyer, then the Seller Indemnified Parties shall promptly reimburse Buyer for any payment made or expense incurred by Buyer in connection with providing such indemnification payment up to the amount received by the Seller Indemnified Parties, net of any expenses incurred by the Seller Indemnified Parties in collecting such amount.

ARTICLE VI
Miscellaneous

Section 6.01          Notices. All Invoices, notices, requests, consents, claims, demands, waivers and other communications hereunder shall be given in accordance with Section 7.03 of the Purchase Agreement.

Section 6.02          Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 6.03          Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
9

Section 6.04          Entire Agreement. This Agreement (including the recitals and exhibits to this Agreement which are hereby incorporated by reference) constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Purchase Agreement as it relates to the Seller Services and Buyer Services hereunder, the provisions of this Agreement shall control.

Section 6.05          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but with it being understood that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party hereto; provided, however, that (i) Buyer may assign any or all of its rights and obligations pursuant to this Agreement to any of the Companies or to one or more of its Affiliates and (ii) Seller, Parent, or their Affiliates may assign any or all of their rights and obligations pursuant to this Agreement to purchasers of a material portion of assets or equity interests of Seller, Parent, or their Affiliates upon thirty (30) days’ prior notice to Buyer, provided, further, that in each case of the preceding (i) and (ii), Buyer, Seller, Parent, and each of their respective Affiliates (as applicable) will nonetheless remain liable for all of their obligations hereunder.

Section 6.06          No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

Section 6.07          Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 6.08          Governing Law.  All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.
10

Section 6.09          Jurisdiction; Venue; Service of Process.  THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY SEEKING RELIEF UNDER OR PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN ANY FEDERAL COURT (OR, IF SUCH FEDERAL COURT DOES NOT HAVE JURISDICTION OVER SUCH SUIT, ACTION OR PROCEEDING, IN A STATE COURT) IN DELAWARE.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION, OR PROCEEDING.  THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION, OR PROCEEDING.  THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

Section 6.10          Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 6.11          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

 [SIGNATURE PAGES FOLLOW]
11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
BUYER

MF HOLDINGS, INC.

By:
Name:
Title:

SELLER

CELADON TRUCKING SERVICES, INC.:

By:
Name:
Title:

PARENT

CELADON GROUP, INC.:

By:
Name:
Title:

EXHIBIT A
SELLER SERVICE EXHIBIT

EXHIBIT B
BUYER SERVICE EXHIBIT

EXHIBIT E

DISREGARDED ENTITY ALLOCATION

EXHIBIT F

ROLLING STOCK LEASE

[See Attached.]

LEASE AGREEMENT

This Lease Agreement ("Agreement") is made as of April 1, 2019 by and among MF Holdings, Inc., or its assignee ("Lessor"), and Celadon Trucking Services, Inc. ("Lessee").

Background.  Prior to the date hereof, Lessee was the owner and/or operator of certain tractors and trailers comprising the Rolling Stock (as defined below) and owned the license plates and other operating permits issued in the base plate state directly and on behalf of other states (collectively, the "Licenses").  Pursuant to that certain Purchase Agreement, dated of even date herewith, by and among Lessor, the Companies named therein, Lessee, and Celadon Group, Inc., as Parent (the "Purchase Agreement"), Lessor has acquired the Rolling Stock.  The parties now desire that (i) Lessee lease back the Rolling Stock from Lessor for the period commencing on the date hereof (the "Commencement Date") and continuing for the period determined by Lessor (the "Lease Term") (provided, however, that this Agreement shall terminate automatically on the date on which any License with respect to any item of Rolling Stock expires, and if this Agreement does not so automatically terminate, Lessor shall promptly reimburse Lessee for the full amount required to renew such License for the next successive term), and (ii) simultaneously herewith, Lessee and Lessor enter into an Equipment Lease pursuant to which Lessee will sublease the Rolling Stock back to Lessor during the Lease Term (the "Equipment Lease").

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Capitalized terms used herein and not otherwise defined herein have the meanings ascribed in the Purchase Agreement.

2.          Lessor hereby leases the tractors and trailers set forth on the attached Exhibit A (the "Rolling Stock") to Lessee for the Lease Term.

3.          The rental under this Agreement for the entire Lease Term shall be $100, which shall be payable in cash by Lessee on the Commencement Date and shall be non-refundable.

4.          Throughout the Lease Term, Lessor shall provide all required insurance on the Rolling Stock (including liability insurance in connection with the use and operation thereof, which shall name Lessee as an additional insured) at its sole cost and expense. Lessor, on behalf of itself and its Affiliates, shall indemnify, defend, and hold harmless Lessee, other members of the Seller Group, and each of their respective directors, managers, officers, and employees, against any Losses resulting from this Agreement or the use and operation of the Rolling Stock (except as expressly provided under Section 5 hereof), including, without limitation, all costs and expenses of defending against any Proceeding related to the foregoing in which any member of the Seller Group is named, including reasonable attorneys’ fees. The foregoing indemnity shall survive the expiration or earlier termination of this Agreement.

5.          Lessee shall use the Rolling Stock only in accordance with this Agreement and the Equipment Lease. Any attempted assignment of this Agreement or any rights hereunder, or any attempted use of the Rolling Stock except as contemplated by the Equipment Lease, shall be void and immediately terminate this Agreement.  Lessee agrees to indemnify Lessor against all Losses as a result of any violation of this section by Lessee.

6.          During the Lease Term, Lessee shall use its best efforts to keep the Licenses in full force and effect; provided, however, Lessee shall not be required to incur any expense in connection therewith unless Lessor agrees to fully and promptly reimburse Lessee for such expense.

7.          This Agreement shall be terminable by Lessor at any time and shall terminate automatically if (i) Lessee becomes insolvent, ceases to do business as a going concern, dissolves, changes the legal form in which it operates, or (ii) a petition for an order for relief with respect to Lessee is filed by or against Lessee under Title 11 of the United States Code.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Lessor has duly executed this Lease on the date first written.

Lessor:

By: ___________________________________

Name: _________________________________

Title: __________________________________

IN WITNESS WHEREOF, the Lessee has duly executed this Lease on the date first written.

Lessee:

Celadon Trucking Services, Inc.

By: ___________________________________

Name: _________________________________

Title: __________________________________

Exhibit A
Rolling Stock

EQUIPMENT LEASE

This Equipment Lease ("Lease") is made as of April 1, 2019 by and among MF Holdings, Inc., or its assignee ("Lessee"), and Celadon Trucking Services, Inc. ("Lessor").

Background.  Lessor and Lessee are parties to that certain Purchase Agreement, dated of even date herewith, by and among Lessee, the Companies named therein, Lessor, and Celadon Group, Inc., as Parent (the “Purchase Agreement”), and that certain Lease Agreement of even date herewith between the parties hereto (the "Underlying Lease” and, together with the Purchase Agreement, the “Prior Agreements”).  Pursuant to the Prior Agreements, Lessor has control over the Rolling Stock (as defined below) and has licensed such Rolling Stock with the requisite state authorities.  By virtue of this Lease, the parties desire that Lessor lease such licensed Rolling Stock to Lessee.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Capitalized terms used herein and not otherwise defined herein have the meanings ascribed in the Prior Agreements.

2.          Lessor hereby leases all of its right, title, and interest in and to the tractors and trailers set forth on the attached Exhibit A (the "Rolling Stock") to Lessee for a period of 29 days, which term shall be automatically renewed for successive 29 day periods unless terminated by Lessee (which termination may occur at any time upon notice and which shall occur automatically upon termination of the Underlying Lease). For the avoidance of doubt, this Lease shall terminate automatically on the date on which any License with respect to any item of Rolling Stock expires, and if this Lease does not so automatically terminate, Lessee shall promptly reimburse Lessor for the full amount required to renew such License for the next successive term.

3.          During the term hereof, Lessor shall use its best efforts to keep the Licenses in full force and effect; provided, however, Lessor shall not be required to incur any expense in connection therewith unless Lessee agrees to fully and promptly reimburse Lessor for such expense.

4.          The rental under this Lease for the entire Lease Term shall be $100, which shall be payable in cash on the date hereof and shall be non-refundable.

5.          During the Lease Term, Lessee covenants and agrees to (i) use the Rolling Stock solely in connection with its business of transporting freight, (ii) maintain the Rolling Stock at Lessee's sole cost and expense, and (iii) provide all required insurance on the Rolling Stock (including liability insurance in connection with the use and operation thereof, which shall name Lessor as an additional insured) at its sole cost and expense.  Lessee, on behalf of itself and its Affiliates, shall indemnify, defend, and hold harmless Lessor, other members of the Seller Group, and each of their respective directors, managers, officers, and employees, against any Losses resulting from this Lease or the use and operation of the Rolling Stock, including, without limitation, all costs and expenses of defending against any Proceeding related to the foregoing in which any member of the Seller Group is named, including reasonable attorneys’ fees. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Lessor has duly executed this Lease on the date first written.

Lessor:

Celadon Trucking Services, Inc.

By: ___________________________________

Name: _________________________________

Title: __________________________________

IN WITNESS WHEREOF, the Lessee has duly executed this Lease on the date first written.

Lessee:

By: ___________________________________

Name: _________________________________

Title: __________________________________

Exhibit A
Rolling Stock

Back to Form 8-K